Exhibit 10.2

EXECUTION VERSION

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT CUSTOMARILY TREATS AS PRIVATE. REDACTED INFORMATION IS INDICATED BY [***].

NINTH AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This NINTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) dated as of October 8, 2021 (the “Ninth Amendment Effective Date”) is entered into among Quanta Services, Inc., a Delaware corporation (the “Company”), the Australian Borrowers, the Canadian Borrower, the Lenders party hereto (including the New Lenders (as defined below)), Bank of America, N.A., as Administrative Agent, and, as applicable, the Swing Line Lenders party hereto and the L/C Issuers party hereto. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Existing Credit Agreement (as defined below) or, if not defined therein, in the Amended Credit Agreement (as defined below), as applicable.

RECITALS

WHEREAS, the Borrowers, the Guarantor, the Lenders and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, entered into that certain Fourth Amended and Restated Credit Agreement dated as of December 18, 2015 (as heretofore amended and modified, the “Existing Credit Agreement”);

WHEREAS, the Company has requested certain amendments to the Existing Credit Agreement as set forth in Section 1 below; and

WHEREAS, the Administrative Agent, the Lenders, and, as applicable, the Swing Line Lenders and the L/C Issuers, have agreed to provide the requested amendments, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Amendments. Effective as of the Ninth Amendment Effective Date, (a) the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~ ) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth on the pages of the Existing Credit Agreement in the form of Annex A hereto (the Existing Credit Agreement, as affected and so amended by this Agreement, being referred to as the “Amended Credit Agreement”), (b) Schedules 1.01(b), 2.01, and 2.03 to the Existing Credit Agreement are hereby amended to read as provided on Schedules 1.01(b), 2.01, and 2.03 attached hereto, and the Revolving Commitments and Pro Rata Shares with respect to the Revolving Commitments of the Lenders shall be as set forth on Schedule 2.01 attached hereto and the Delayed Draw Term Loan Commitments of the Lenders and Pro Rata Shares with respect to the Delayed Draw Term Loan Commitments shall be as set forth on Schedule 2.01 attached hereto, (c) the Borrowers and each Lender shall effect such assignments, prepayments, borrowings and reallocations as are necessary to effectuate the modifications to Schedule 2.01 contemplated in this Agreement, in each case, such that, after giving effect thereto, each Lender will hold its respective Pro Rata Share of the Outstanding Amount of all Revolving Loans as of the Ninth Amendment Effective Date in accordance with Schedule 2.01 attached hereto (it being understood that (i) some or all of the Revolving Loans outstanding under the Existing Credit Agreement immediately prior to the effectiveness of this Agreement (A) may remain outstanding under the Amended Credit Agreement in accordance with the foregoing and (B) upon such effectiveness of this Agreement shall be deemed Revolving Loans outstanding under the Amended Credit Agreement and (ii) one or more Lenders that were party to the Existing Credit Agreement may be prepaid some or all of its Outstanding Amount of Revolving Loans to effectuate the modification to Schedule 2.01 contemplated by this Agreement), (d) Exhibits A, B, C-1, C-2, C-3, C-4, C-5, D, E, F, G, H and I to the Existing Credit Agreement are hereby amended to read as provided on Exhibits A, B, C-1, C-2, C-3, C-4, C-5, D, E, F, G, H and I attached hereto, and (f) a new Exhibit C-6 is hereby added to read as provided on Exhibit C-6 attached hereto. Except as expressly set forth herein, all Schedules and Exhibits to the Existing Credit Agreement will continue in their present forms as Schedules and Exhibits to the Amended Credit Agreement. Notwithstanding anything to the contrary in the Loan Documents, each Lender hereby waives any amounts otherwise payable to it pursuant to Section 3.05 of the Existing Credit Agreement or the Amended Credit Agreement incurred as a result of the early termination of any LIBOR Rate Loans or otherwise in connection with this Agreement or any assignments, prepayments, reallocations or rebalancing transactions in connection with this Agreement, including, without limitation, as contemplated by Section 1(c).

2.    New Lender Joinder.

(a)    Each Person that signs this Agreement as a Lender and that was not a Lender party to the Credit Agreement prior to the effectiveness of this Agreement (each a “New Lender”) (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Amended Credit Agreement, (B) it meets all requirements of an Eligible Assignee under the Amended Credit Agreement (subject to receipt of such consents as may be required under the Amended Credit Agreement), (C) from and after the date hereof, it shall be bound by the provisions of the Amended Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (D) it has received a copy of the Amended Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, the Arrangers or any other Lender, (E) the Loan Documents set forth the terms of a commercial lending facility, (F) it is engaged in making, acquiring or holding commercial loans in the ordinary course and is entering into the this Agreement, the Amended Credit Agreement and the other Loan Documents as a Lender for the purpose of making, acquiring or holding commercial loans and providing other facilities set forth in the Amended Credit Agreement as may be applicable thereto, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument, and (G) if it is a Foreign Lender, any documentation required to be delivered by it pursuant to the terms of the Amended Credit Agreement has been delivered to the Administrative Agent; (ii) agrees that (A) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, and (C) it will not assert a claim in contravention of Sections 2(a)(i)(E) and 2(a)(i)(F); and (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Amended Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent, by the terms thereof, together with such powers as are reasonably incidental thereto.

(b)    Each of the Administrative Agent and the Borrowers agrees that, upon the Ninth Amendment Effective Date, each New Lender shall (i) be a party to the Amended Credit Agreement and the other Loan Documents, (ii) be a “Lender” for all purposes of the Amended Credit Agreement and the other Loan Documents and (iii) be subject to and bound by the terms of the Amended Credit Agreement and the Loan Documents and have the rights and obligations of a Lender under the Amended Credit Agreement and the other Loan Documents.

2

(c)    The address of each New Lender for purposes of all notices and other communications is as set forth on the Administrative Questionnaire delivered by such New Lender to the Administrative Agent.

3.    Conditions Precedent. This Agreement shall be effective upon satisfaction of the following conditions precedent:

(a)    Receipt by the Administrative Agent of counterparts of this Agreement duly executed by each of the Borrowers, the Guarantor, the Lenders (including the New Lenders), the Administrative Agent, each Swing Line Lender and each L/C Issuer.

(b)    Receipt by the Administrative Agent of (i) a Revolving Note executed by each Borrower for each New Lender that has requested a Revolving Note and (ii) a Delayed Draw Term Loan Note for each Lender that has requested a Delayed Draw Term Loan Note.

(c)    Receipt by the Administrative Agent of a certificate signed by a Responsible Officer of the Company certifying that the conditions set forth in Section 4(d)(iv) have been satisfied.

(d)    Receipt by the Administrative Agent of favorable opinions of the general or deputy general counsel of the Loan Parties and legal counsel to the Loan Parties (including foreign legal counsel reasonably requested by the Administrative Agent), addressed to the Administrative Agent and each Lender, dated as of the date hereof, and in form and substance reasonably satisfactory to the Administrative Agent.

(e)    Receipt by the Administrative Agent of the following, each of which shall be originals or facsimiles in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:

(i)    copies of the Organization Documents of each Borrower certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of such Borrower to be true and correct as of the date hereof (or, in the case of Organization Documents of any such Borrower previously delivered and so certified to the Administrative Agent prior to the date hereof by the secretary or assistant secretary of such Borrower, a certification by the secretary or assistant secretary of such Borrower to the effect that since the date of such previous delivery and certification, there has been no change to such Organization Documents);

(ii)    such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Borrower as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Borrower is a party; and

(iii)    such documents and certifications as the Administrative Agent may reasonably require to evidence that each Borrower is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation.

3

(f)    the Administrative Agent shall have received: (i) audited consolidated balance sheets of each of the Company and the Acquired Company and related consolidated statements of income or operations, shareholders’ equity and cash flows, for each of the three most recently completed fiscal years ended at least 90 days before the Ninth Amendment Effective Date; (ii) as soon as available and in any event within 45 days after the end of each subsequent fiscal quarter, an unaudited consolidated balance sheet of each of the Company and the Acquired Company and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal quarter and for the elapsed interim period following the last completed fiscal year and for the comparable periods of the prior fiscal year (the “Quarterly Financial Statements”); and (iii) pro forma consolidated balance sheet and related consolidated statement of income or operations of the Company for the last completed fiscal year and for the latest interim period covered by the Quarterly Financial Statements, in each case, after giving effect to the Transactions (the “Pro Forma Financial Statements”); provided, that, (1) all of such financial statements shall be prepared in accordance with generally accepted accounting principles in the United States, (2) financial statements of the Acquired Company shall only be provided to the extent required by Rule 3-05 of Regulation S-X, (3) the Pro Forma Financial Statements shall only be provided to the extent required by Article 11 of Regulation S-X to be filed with the SEC prior to consummation of the Blattner Acquisition, and (4) the Company’s public filing of any required financial statements with the SEC shall satisfy the requirements of clauses (i) and (ii) of this clause (f). For the avoidance of doubt, the Administrative Agent acknowledges it has received all such audited financial statements of each of the Company and the Acquired Company for the fiscal years ended December 31, 2018, December 31, 2019 and December 31, 2020 and all such unaudited financial statements of each of the Company and the Acquired Company for the fiscal quarters ended March 31, 2021 and June 30, 2021.

(g)    the Lead Arrangers, in their capacities as lead arrangers of a 364-day unsecured bridge term loan facility under that certain Bridge Facility Commitment Letter (“Bridge Commitment Letter”), dated as September 1, 2021, among the Company, BofA Securities, Bank of America, Wells Fargo Securities, LLC and Wells Fargo Bank, National Association shall have received a certificate signed by a Responsible Officer of the Company certifying that the Delayed Draw Term Loan facility under the Amended Credit Agreement constitutes a “Qualifying Term Loan Facility” (as defined in the Bridge Commitment Letter) upon effectiveness of this Agreement.

(h)    Upon the reasonable request of any Lender made at least ten (10) days prior to the Ninth Amendment Effective Date, the Company shall have provided to such Lender (i) the documentation and other information so requested in order to comply with its ongoing obligations under applicable “know your customer” and anti-money-laundering rules and regulations, including the Act, and (ii) a Beneficial Ownership Certification in relation to any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, in each case, at least five (5) days prior to the Ninth Amendment Effective Date.

(i)    Payment by the Borrowers of all accrued and unpaid fees and interest on the Revolving Loans immediately prior to the Ninth Amendment Effective Date.

(j)    Payment by the Company of all agreed fees and expenses (including reasonable attorney’s fees of the Administrative Agent).

4

For purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Ninth Amendment Effective Date specifying its objection thereto.

4.    Miscellaneous.

(a)    The Existing Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms, as affected and amended by this Agreement.

(b)    Upon the effectiveness of this Agreement, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder” or words of like import shall mean and be a reference to the Amended Credit Agreement. This Agreement is a Loan Document.

(c)    Each Loan Party acknowledges and consents to all of the terms and conditions of this Agreement. Each of the Company and the other Borrowers (i) affirms all of its obligations under the Loan Documents and (ii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Existing Credit Agreement, the Amended Credit Agreement or the other Loan Documents.

(d)    The Loan Parties hereby represent and warrant as follows:

(i)    Each Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement;

(ii)    This Agreement has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by (A) applicable Debtor Relief Laws and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity);

(iii)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Agreement, except for any filings that the Company or any of its Subsidiaries may be required to make with the Securities and Exchange Commission or pursuant to applicable stock exchange rules, which the Company expects to timely file following execution of this Agreement; and

(iv)    Immediately after giving effect to this Agreement and the transactions contemplated hereby, (A) the representations and warranties of the Loan Parties set forth in Article VI of the Amended Credit Agreement and in each other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material

5

Adverse Effect) as of such earlier date (and except that the representations and warranties contained in Sections 6.05(a) and (b) of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 7.01(a) and (b), respectively, of the Amended Credit Agreement), and (B) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e)    This Agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures (including facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Agreement. For the avoidance of doubt, the authorization under this Section 4(e) may include use or acceptance by the Administrative Agent and the Lenders of a manually signed paper Document which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Document converted into another format, for transmission, delivery and/or retention.

(f)    If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(g)    THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK; PROVIDED, THAT, THE PARTIES HERETO SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

(h)    The terms of Sections 11.15 and 11.16 of the Amended Credit Agreement with respect to submission to jurisdiction, waiver of venue and waiver of right to trial by jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

[Signature pages follow]

6

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWERS:	QUANTA SERVICES, INC.,
a Delaware corporation

	By:	/s/ Nicholas M. Grindstaff
	Name:	Nicholas M. Grindstaff
	Title:	Vice President – Finance and Treasurer

QSI FINANCE (AUSTRALIA) PTY LTD, a corporation incorporated under the laws of the Commonwealth of Australia

	By:	/s/ Gerald Albert Ducey, Jr.
	Name:	Gerald Albert Ducey, Jr.
	Title:	Director

	By:	/s/ Scot P. Fluharty
	Name:	Scot P. Fluharty
	Title:	Director

QSI FINANCE II (AUSTRALIA) PTY LTD, a corporation incorporated under the laws of the Commonwealth of Australia

	By:	/s/ Gerald Albert Ducey, Jr.
	Name:	Gerald Albert Ducey, Jr.
	Title:	Director

	By:	/s/ Scot P. Fluharty
	Name:	Scot P. Fluharty
	Title:	Director

QSI FINANCE X (CANADA) ULC, a British Columbia corporation

	By:	/s/ Nicholas M. Grindstaff
	Name:	Nicholas M. Grindstaff
	Title:	President and Treasurer

QUANTA SERVICES, INC.

NINTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Anthony W. Kell
	Name:	Anthony W. Kell
	Title:	Vice President

QUANTA SERVICES, INC.

NINTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, Domestic Swing Line Lender and a L/C Issuer

	By:	/s/ Adam Rose
	Name:	Adam Rose
	Title:	SVP

QUANTA SERVICES, INC.

NINTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A., CANADA BRANCH,
as a Lender and Canadian Swing Line Lender

By:	/s/ Medina Sales de Andrade
Name:	Medina Sales de Andrade
Title:	Vice President

QUANTA SERVICES, INC.

NINTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A., AUSTRALIA BRANCH,
as a Lender and Australian Swing Line Lender

By:	/s/ Ari Rubin
Name:	Ari Rubin
Title:	Vice President

QUANTA SERVICES, INC.

NINTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender and an L/C Issuer

By:	/s/ Greg Strauss
Name:	Greg Strauss
Title:	Managing Director

QUANTA SERVICES, INC.

NINTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,
as a Lender and an L/C Issuer

By:	/s/ Madison Langman
Name:	Madison Langman
Title:	Assistant Vice President

QUANTA SERVICES, INC.

NINTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

PNC BANK CANADA BRANCH,
as a Lender

By:	/s/ Caroline M. Stade
Name:	Caroline M. Stade
Title:	SVP Corporate Banking

QUANTA SERVICES, INC.

NINTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

TRUIST BANK,
as a Lender and an L/C Issuer

By:	/s/ William P. Rutkowski
Name:	William P. Rutkowski
Title:	Director

QUANTA SERVICES, INC.

NINTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Jonathan Bennett
Name:	Jonathan Bennett
Title:	Executive Director

QUANTA SERVICES, INC.

NINTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF MONTREAL,
as a Lender and an L/C Issuer

By:	/s/ Michael Gift
Name:	Michael Gift
Title:	Managing Director

QUANTA SERVICES, INC.

NINTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH,
as a Lender

By:	/s/ Stephen Johnson
Name:	Stephen Johnson
Title:	Managing Director

By:	/s/ Miriam Trautmann
Name:	Miriam Trautmann
Title:	Senior Vice President

QUANTA SERVICES, INC.

NINTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BNP PARIBAS,
as a Lender and an L/C Issuer

By:	/s/ Karim Remtoula
Name:	Karim Remtoula
Title:	Vice President

By:	/s/ Nicolas Doche
Name:	Nicolas Doche
Title:	Vice President

QUANTA SERVICES, INC.

NINTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

CITIZENS BANK, N.A.,
as a Lender

By:	/s/ Karmyn Paul
Name:	Karmyn Paul
Title:	Vice President

QUANTA SERVICES, INC.

NINTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

MUFG BANK, LTD. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.),
as a Lender

By:	/s/ Meng Zhang
Name:	Meng Zhang
Title:	Vice President

QUANTA SERVICES, INC.

NINTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

HSBC BANK USA, N.A.,
as a Lender

By:	/s/ Jaime Mariano
Name:	Jaime Mariano
Title:	Senior Vice President #21440

QUANTA SERVICES, INC.

NINTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jonathan F. Lindvall
Name:	Jonathan F. Lindvall
Title:	Senior Vice President

QUANTA SERVICES, INC.

NINTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

CANADIAN IMPERIAL BANK OF COMMERCE,
as a New Lender

By:	/s/ Andrew Campbell
Name:	Andrew Campbell
Title:	Authorized Signatory

By:	/s/ Albert Comas
Name:	Albert Comas
Title:	Authorized Signatory

QUANTA SERVICES, INC.

NINTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

ZIONS BANCORPORATION, N.A. (d/b/a Amegy Bank),
as a Lender

By:	/s/ Cody Biller
Name:	Cody Biller
Title:	Executive Vice President

QUANTA SERVICES, INC.

NINTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BOKF, NA (d/b/a Bank of Texas),
as a Lender

By:	/s/ Nick Jones
Name:	Nick Jones
Title:	Assistant Vice President

QUANTA SERVICES, INC.

NINTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

ANNEX A

Amended Credit Agreement

[see attached.]

ANNEX A

CUSIP Number: 98305LAJ8

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of December 18, 2015

among

QUANTA SERVICES, INC.

and

CERTAIN SUBSIDIARIES OF THE COMPANY,

as Borrowers,

BANK OF AMERICA, N.A.,

as Administrative Agent, Domestic Swing Line Lender and L/C Issuer,

BANK OF AMERICA, N.A., Australia Branch

as Australian Swing Line Lender,

BANK OF AMERICA, N.A., Canada Branch

as Canadian Swing Line Lender

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

PNC BANK, NATIONAL ASSOCIATION

and

TRUIST BANK,

as Co-Syndication Agents,

~~BANK OF MONTREAL~~

~~and~~

JPMORGAN CHASE BANK, ~~N.A.,~~NATIONAL ASSOCIATION

and

BANK OF MONTREAL,

~~As~~as Co-Documentation Agents

and

THE OTHER LENDERS PARTY HERETO

BOFA SECURITIES, INC.,

WELLS FARGO SECURITIES, LLC,

PNC CAPITAL MARKETS LLC~~,~~

and

TRUIST SECURITIES, INC.,

~~and~~

~~WELL FARGO BANK, NATIONAL ASSOCIATION,~~

as Joint Lead Arrangers and Joint Bookrunners

TABLE OF CONTENTS

ARTICLE I DEFINITIONS AND ACCOUNTING TERMS		1

Section 1.01	Defined Terms	1
Section 1.02	Other Interpretive Provisions	~~40~~49
Section 1.03	Accounting Terms	~~40~~50
Section 1.04	Rounding	~~41~~50
Section 1.05	References to Agreements and Laws	~~41~~51
Section 1.06	Times of Day	~~42~~51
Section 1.07	Letter of Credit Amounts	~~42~~51
Section 1.08	[Reserved]	~~42~~51
Section 1.09	Exchange Rates; Currency Equivalents	~~42~~51
Section 1.10	Additional Alternative Currencies	~~42~~52
Section 1.11	Change of Currency	~~44~~53
Section 1.12	Limitation on Obligations of Foreign Obligors	~~44~~54
Section 1.13	Rates	~~44~~54
ARTICLE II THE COMMITMENTS AND CREDIT EXTENSIONS		~~45~~54

Section 2.01	~~Revolving~~ Loans	~~45~~54
Section 2.02	Borrowings, Conversions and Continuations of Loans	~~45~~55
Section 2.03	Letters of Credit	~~50~~60
Section 2.04	Swing Line Loans	~~60~~71
Section 2.05	Prepayments	~~65~~75
Section 2.06	Termination or Reduction of Commitments	~~67~~77
Section 2.07	Repayment of Loans	~~67~~78
Section 2.08	Interest and Default Rate	~~68~~80
Section 2.09	Fees	~~69~~81
Section 2.10	Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate	~~69~~82
Section 2.11	Evidence of Debt	~~70~~82
Section 2.12	Payments Generally; Administrative Agent’s Clawback	~~71~~83
Section 2.13	Sharing of Payments by Lenders	~~73~~85
Section 2.14	Cash Collateral	~~74~~86
Section 2.15	Defaulting Lenders	~~75~~87
Section 2.16	Joint and Several Liability	~~77~~89
ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY		~~78~~91

Section 3.01	Taxes	~~78~~91
Section 3.02	Illegality	~~83~~95
Section 3.03	Inability to Determine Rates	~~84~~97
Section 3.04	Increased Cost; Reserves on ~~Eurocurrency~~Alternative Currency Term Rate Loans	~~85~~101
Section 3.05	Funding Losses	~~87~~103
Section 3.06	Matters Applicable to all Requests for Compensation	~~87~~103
~~Section 3.07~~	~~LIBOR Successor Rate~~	~~88~~104
Section ~~3.08~~3.07	Survival	~~89~~105
ARTICLE IV GUARANTY		~~89~~106

Section 4.01	The Guaranty	~~89~~106
Section 4.02	Obligations Unconditional	~~90~~106
Section 4.03	Reinstatement	~~91~~107

i

Section 4.04	Certain Additional Waivers	~~91~~107
Section 4.05	Remedies	~~91~~107
Section 4.06	Guarantee of Payment; Continuing Guarantee	~~91~~108
Section 4.07	Keepwell	~~91~~108
ARTICLE V CONDITIONS PRECEDENT TO CREDIT EXTENSIONS		~~92~~108

Section 5.01	Conditions of Initial Credit Extension	~~92~~108
Section 5.02	Conditions to all Credit Extensions	~~94~~111
Section 5.03	Conditions to the Funding of the Delayed Draw Term Loan and the Acquisition Revolving Loan	111
ARTICLE VI REPRESENTATIONS AND WARRANTIES		~~95~~114

Section 6.01	Existence, Qualification and Power	~~95~~114
Section 6.02	Authorization; No Contravention	~~96~~114
Section 6.03	Governmental Authorization; Other Consents	~~96~~114
Section 6.04	Binding Effect	~~96~~114
Section 6.05	Financial Statements; No Material Adverse Effect	~~96~~115
Section 6.06	Litigation	~~97~~115
Section 6.07	No Default	~~97~~116
Section 6.08	Ownership of Property; Liens	~~97~~116
Section 6.09	~~Environmental Compliance 97~~[Reserved]	116
Section 6.10	Insurance	~~98~~117
Section 6.11	Taxes	~~98~~117
Section 6.12	ERISA Compliance	~~99~~117
Section 6.13	~~Subsidiaries 100~~[Reserved]	118
Section 6.14	Margin Regulations; Investment Company Act	~~100~~118
Section 6.15	Disclosure	~~100~~119
Section 6.16	Compliance with Laws	~~100~~119
Section 6.17	~~Intellectual Property; Licenses, Etc 101~~[Reserved]	119
Section 6.18	Solvency	~~101~~119
Section 6.19	Labor Matters	~~101~~120
Section 6.20	Subordination	~~101~~120
Section 6.21	OFAC	~~101~~120
Section 6.22	Representations as to Foreign Obligors	~~101~~120
Section 6.23	Anti-Corruption Laws	~~102~~121
Section 6.24	Affected Financial Institution	~~102~~121
Section 6.25	Covered Party	~~103~~121
ARTICLE VII AFFIRMATIVE COVENANTS		~~103~~121

Section 7.01	Financial Statements	~~103~~121
Section 7.02	Certificates; Other Information	~~103~~122
Section 7.03	Notices	~~105~~124
Section 7.04	Payment of Obligations	~~106~~125
Section 7.05	Preservation of Existence, Etc	~~106~~125
Section 7.06	Maintenance of Properties	~~107~~125
Section 7.07	Maintenance of Insurance	~~107~~126
Section 7.08	Compliance with Laws	~~107~~126
Section 7.09	Books and Records	~~107~~126
Section 7.10	Inspection Rights	~~107~~126
Section 7.11	Use of Proceeds	~~108~~127
Section 7.12	ERISA Compliance	~~108~~127
Section 7.13	Approvals and Authorizations	~~108~~127

Section 7.14	Anti-Corruption Laws	~~108~~127
ARTICLE VIII NEGATIVE COVENANTS		~~108~~127

Section 8.01	Liens	~~109~~128
Section 8.02	Acquisitions	~~111~~130
Section 8.03	Indebtedness	~~111~~131
Section 8.04	Fundamental Changes	~~113~~132
Section 8.05	Dispositions	~~114~~133
Section 8.06	Restricted Payments	~~114~~133
Section 8.07	Change in Nature of Business	~~115~~134
Section 8.08	Transactions with Affiliates and Insiders	~~115~~134
Section 8.09	[Reserved.]	~~116~~135
Section 8.10	Use of Proceeds	~~116~~135
Section 8.11	Financial Covenants	~~116~~135
Section 8.12	~~Prepayment of Other Indebtedness, Etc 116~~Certain Amendments	135
Section 8.13	Organization Documents; Fiscal Year; Legal Name, State of Formation and Form of Entity	~~117~~136
Section 8.14	~~Ownership of Subsidiaries 117~~[Reserved]	136
Section 8.15	~~Sale Leasebacks 117~~[Reserved]	137
Section 8.16	Sanctions	~~118~~137
Section 8.17	Anti-Corruption Laws	~~118~~137

ARTICLE IX EVENTS OF DEFAULT AND REMEDIES		~~118~~137
Section 9.01	Events of Default	~~118~~137
Section 9.02	Remedies Upon Event of Default	~~120~~139
Section 9.03	Application of Funds	~~121~~140
ARTICLE X ADMINISTRATIVE AGENT		~~122~~141

Section 10.01	Appointment and Authority of Administrative Agent	~~122~~141
Section 10.02	Delegation of Duties	~~122~~141
Section 10.03	Exculpatory Provisions	~~122~~142
Section 10.04	Reliance by Administrative Agent	~~123~~143
Section 10.05	Non-Reliance on Administrative Agent, Arrangers and Other Lenders	~~124~~143
Section 10.06	Rights as a Lender	~~124~~144
Section 10.07	Resignation of Administrative Agent	~~124~~144
Section 10.08	Administrative Agent May File Proofs of Claim	~~126~~145
Section 10.09	No Other Duties, Etc	~~127~~146
Section 10.10	~~Secured~~Guaranteed Swap Agreements and ~~Secured~~Guaranteed Treasury Management Agreements	~~127~~146
Section 10.11	Recovery of Erroneous Payments	~~127~~147
ARTICLE XI MISCELLANEOUS		~~127~~147

Section 11.01	Amendments, Etc	~~127~~147
Section 11.02	Notices and Other Communications; Facsimile Copies	~~130~~149
Section 11.03	No Waiver; Cumulative Remedies; Enforcement	~~132~~151
Section 11.04	Expenses; Indemnification; Damage Waiver	~~132~~152
Section 11.05	Payments Set Aside	~~134~~154
Section 11.06	Successors and Assigns	~~135~~154
Section 11.07	Confidentiality	~~141~~160
Section 11.08	Set-off	~~142~~162

Section 11.09	Interest Rate Limitation	~~142~~162
Section 11.10	Counterparts	~~143~~162
Section 11.11	Integration	~~143~~162
Section 11.12	Survival of Representations and Warranties	~~143~~163
Section 11.13	Severability	~~143~~163
Section 11.14	Replacement of Lenders	~~143~~163
Section 11.15	Governing Law	~~144~~164
Section 11.16	Waiver of Right to Trial by Jury	~~145~~165
Section 11.17	Designated Senior Indebtedness	~~145~~165
Section 11.18	USA Patriot Act Notice	~~145~~165
Section 11.19	Judgment Currency	~~146~~165
Section 11.20	No Advisory or Fiduciary Relationship	~~146~~166
Section 11.21	Electronic Execution	~~146~~166
Section 11.22	Cashless Settlement	~~147~~167
Section 11.23	Acknowledgement and Consent to Bail-In of Affected Financial Institutions	~~147~~167
Section 11.24	ERISA Representation	~~148~~167
Section 11.25	Acknowledgement Regarding Any Supported QFCs	~~149~~168
Section 11.26	Appointment of Company	~~149~~169
Section 11.27	ENTIRE AGREEMENT	~~149~~169

SCHEDULES

1.01(a)	Dispositions
1.01(b)	Existing Letters of Credit
2.01	~~Revolving~~ Commitments and Pro Rata Shares
2.03	L/C Commitments
6.10	Insurance
~~6.13~~	~~Subsidiaries~~
~~6.17~~	~~IP Rights~~
8.01	Liens Existing on the Closing Date
8.03	Indebtedness Existing on the Closing Date
8.08	Affiliate Transactions
11.02	Certain Addresses for Notices

EXHIBITS

A	Form of Loan Notice
B	Form of Swing Line Loan Notice
C-1	Form of Revolving Note
C-2	Form of Domestic Swing Line Note
C-3	Form of Australian Swing Line Note
C-4	Form of Canadian Swing Line Note
C-5	Form of Incremental Term Note
C-6	Form of Delayed Draw Term Loan Note
D	Form of Compliance Certificate
E	Form of Assignment and Assumption
F	~~[Reserved]~~Form of Solvency Certificate
G	Forms of U.S. Tax Compliance Certificates
H	Form of ~~Secured~~Guaranteed Party Designation Notice
I	Form of Notice of Loan Prepayment

v

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDED AND RESTATED CREDIT AGREEMENT is entered into as of December 18, 2015 among QUANTA SERVICES, INC., a Delaware corporation (the “Company”), QSI Finance (Australia) Pty Ltd (ABN 40 164 312 047), a corporation incorporated under the laws of the Commonwealth of Australia (the “Australian FinanceCo Borrower”), QSI Finance II (Australia) Pty Ltd (ABN 21 168 351 022), a corporation incorporated under the laws of the Commonwealth of Australia (together with the Australian FinanceCo Borrower, the “Australian Borrowers” and each an “Australian Borrower”), and QSI Finance X (Canada) ULC, a British Columbia corporation (the “Canadian Borrower”, and the Australian Borrowers and the Canadian Borrower, together with the Company, the “Borrowers” and each a “Borrower”), the Lenders (defined herein) and BANK OF AMERICA, N.A., as Administrative Agent, Domestic Swing Line Lender and an L/C Issuer, and amends and restates that certain Third Amended and Restated Credit Agreement, dated as of October 30, 2013 (as amended or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among the Borrowers, the guarantors from time to time party thereto, each lender from time to time party thereto and Bank of America, N.A., as administrative agent, which Existing Credit Agreement amended and restated that certain Second Amended and Restated Credit Agreement, dated as of August 2, 2011 among the Company, the guarantors from time to time party thereto, each lender from time to time party thereto and Bank of America, N.A., as administrative agent, which agreement amended and restated that certain Amended and Restated Credit Agreement dated as of June 12, 2006, among the Company, the guarantors from time to time party thereto, each lender from time to time party thereto and Bank of America, N.A., as administrative agent, which agreement amended and restated that certain Credit Agreement dated as of December 19, 2003, among the Company, the guarantors from time to time party thereto, each lender from time to time party thereto and Bank of America, N.A., as administrative agent.

The Borrowers have requested that the Lenders provide credit facilities for the purposes set forth herein, and the Lenders are willing to do so on the terms and conditions set forth herein.

In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I

DEFINITIONS AND ACCOUNTING TERMS

Section 1.01 Defined Terms.

As used in this Agreement, the following terms shall have the meanings set forth below:

“Acquired Company” means Blattner Holding Company, a Minnesota corporation.

“Acquisition”, by any Person, means the acquisition by such Person, in a single transaction or in a series of related transactions, of (a) all or substantially all of the Property of another Person or a division, line of business or other business unit of such Person or (b) a majority of the Voting Stock or other controlling ownership interest in another Person, in each case, whether or not involving a merger or consolidation with such other Person and whether for cash, property, services, assumption of Indebtedness, securities or otherwise; provided however, that with respect to the Company and its Subsidiaries, no such transaction solely between or among the Company and/or any of its Subsidiaries shall be deemed to constitute an Acquisition.

“Acquisition Agreement” means that certain Agreement and Plan of Merger by and among the Acquired Company, the Company and the Merger Sub.

“Acquisition Agreement Representations” has the meaning specified in Section 5.03(d).

“Acquisition Closing Date” means the Closing Date (as defined in the Acquisition Agreement).

“Acquisition Revolving Loan” has the meaning specified in Section 7.11(a).

“Act” has the meaning specified in Section 11.18.

“Administrative Agent” means Bank of America (or any of its designated branch offices or affiliates) in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

“Administrative Agent Fee Letter” means the letter agreement, dated November 10, 2015, among the Company, Bank of America and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

“Administrative Agent’s Office” means, with respect to any currency, the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 11.02 with respect to such currency, or such other address or account with respect to such currency as the Administrative Agent may from time to time notify the Company and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Agent Parties” has the meaning set forth in Section 11.02(c).

“Aggregate Revolving Commitments” means the aggregate amount of the Revolving Commitments of all the Lenders. The amount of the Aggregate Revolving Commitments in effect on the ~~Sixth~~Ninth Amendment Effective Date is Two Billion ~~Five~~Six Hundred and ~~Ten~~Forty Million Dollars $~~2,510,000,000~~2,640,000,000 .

“Agreed Currency” means Dollars or any Alternative Currency, as applicable.

“Agreement” means this Fourth Amended and Restated Credit Agreement, as amended, modified, supplemented and extended from time to time.

“Agreement Currency” has the meaning specified in Section 11.19.

“AIG” means, collectively, American Home Assurance Company, National Union Fire Insurance Company of Pittsburgh, Pa. and The Insurance Company of the State of Pennsylvania.

“Alternative Currency” means (a) in the case of any Revolving Loan, each of AUD – Australian dollar; CAD – Canadian dollar; EUR – Euro; GBP – ~~British Pound~~Sterling; and JPY – Japanese Yen; and each other currency (other than Dollars) that is approved in accordance with Section 1.10, (b) in the case of any Letter of Credit, each of AUD – Australian dollar; CAD – Canadian dollar; EUR – Euro; MXN – Mexican Peso; GBP – ~~British Pound~~Sterling; JPY – Japanese Yen; SGD – Singapore dollar; NOK—Norwegian Krone; SEK—Swedish Krona; and UAE—United Arab Emirates dirham, and each other currency (other than Dollars) that is approved in accordance with Section 1.10 and (c) in the case of any Swing Line Loan, each of AUD – Australian dollar and CAD – Canadian dollar; provided, that, for each Alternative Currency, such requested currency is an Eligible Currency; provided, however, that if the interest rate with respect to any Alternative Currency becomes unavailable for any reason, such Alternative Currency shall not be considered an Alternative Currency hereunder until such time as an interest rate with respect to such Alternative Currency is agreed upon by the Company and the Required Revolving Lenders in accordance with the terms thereof.

“Alternative Currency Authority” means, with respect to any Alternative Currency, the applicable administrator for the Relevant Rate for such Alternative Currency or any Governmental Authority having jurisdiction over the Administrative Agent or such administrator.

“Alternative Currency Conforming Changes” means, with respect to the use, administration of or any conventions associated with SONIA, BBSY, EURIBOR, TIBOR, the CDOR Rate or any proposed Successor Rate for an Alternative Currency, as applicable, any conforming changes to the definitions of “SONIA”, “BBSY”, “EURIBOR”, “CDOR Rate”, “TIBOR”, “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definition of “Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent (in consultation with the Company), to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice for such Alternative Currency (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate for such Alternative Currency exists, in such other manner of administration as the Administrative Agent (in consultation with the Company) determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).

“Alternative Currency Daily Rate” means, for any day, with respect to any Credit Extension:

(a) denominated in Sterling, the rate per annum equal to SONIA determined pursuant to the definition thereof plus the SONIA Adjustment; and

(b) denominated in any other Alternative Currency (to the extent such Loans denominated in such currency will bear interest at a daily rate), the daily rate per annum as designated with respect to such Alternative Currency at the time such Alternative Currency is approved by the Administrative Agent and the relevant Lenders pursuant to Section 1.10(a) plus the adjustment (if any) determined by the Administrative Agent and the relevant Lenders pursuant to Section 1.10(c);

provided, that, (i) if any Alternative Currency Daily Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement and (ii) any change in an Alternative Currency Daily Rate shall be effective from and including the date of such change without further notice.

“Alternative Currency Daily Rate Loan” means a Loan that bears interest at a rate based on the definition of “Alternative Currency Daily Rate.” All Alternative Currency Daily Rate Loans must be denominated in an Alternative Currency.

“Alternative Currency Equivalent” means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as reasonably determined by the Administrative Agent, the applicable Swing Line Lender or the applicable L/C Issuer, as the case may be, ~~at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date)~~by reference to Bloomberg (or such other publicly available service for displaying exchange rates), to be the exchange rate for the purchase of such Alternative Currency with Dollars~~.~~ at approximately 11:00 a.m. on the date two (2) Business Days prior to the date as of which the foreign exchange computation is made; provided, that, if no such rate is available, the “Alternative Currency Equivalent” shall be determined by the Administrative Agent, the applicable Swing Line Lender or the applicable L/C Issuer, as the case may be, using any reasonable method of determination it deems appropriate in its reasonable discretion (and such determination shall be conclusive absent manifest error).

“Alternative Currency L/C Issuer” means (a) Bank of America, (b) Bank of Montreal ~~and~~, (c) BNP Paribas, and (d) any other Lender selected by the Company pursuant to Section 2.03(m) (provided, that, (x) no Lender shall be required to become an Alternative Currency L/C Issuer pursuant to this clause (~~c~~d ) without such Lender’s consent and (y) at any point in time, there shall not be ~~more than one~~any additional Alternative Currency L/C Issuer pursuant to this clause (~~c~~d ) except with the Administrative Agent’s approval in its sole discretion), in each case, (i) including acting through any of its branches or affiliates and (ii) in its capacity as issuer of Letters of Credit denominated in Alternative Currencies hereunder, or any successor issuer of Letters of Credit denominated in Alternative Currencies hereunder, and “Alternative Currency L/C Issuer” means any one of them.

“Alternative Currency Loan” means an Alternative Currency Daily Rate Loan or an Alternative Currency Term Rate Loan, as applicable.

“Alternative Currency Sublimit” means, as of any date of determination, an amount equal to the Aggregate Revolving Commitments. The Alternative Currency Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.

“Alternative Currency Term Rate” means, for any Interest Period, with respect to any Credit Extension:

(a) denominated in Euros, the rate per annum equal to the Euro Interbank Offered Rate, as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) (“EURIBOR”) on the day that is two TARGET Days preceding the first day of such Interest Period with a term equivalent to such Interest Period;

(b) denominated in Canadian Dollars, the rate per annum equal to the Canadian Dollar Offered Rate, as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) (the “CDOR Rate”) on the first day of such Interest Period (or if such day is not a Business Day, then on the immediately preceding Business Day) with a term equivalent to such Interest Period;

(c) denominated in Yen, the rate per annum equal to the Tokyo Interbank Offer Rate (“TIBOR”), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) on the Rate Determination Date with a term equivalent to such Interest Period;

(d) denominated in Australian dollars, the rate per annum equal to the Bank Bill Swap Reference Bid Rate (“BBSY”), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) on the Rate Determination Date with a term equivalent to such Interest Period; and

(e) denominated in any other Alternative Currency (to the extent such Loans denominated in such currency will bear interest at a term rate), the term rate per annum as designated with respect to such Alternative Currency at the time such Alternative Currency is approved by the Administrative Agent and the relevant Lenders pursuant to Section 1.10(a) plus the adjustment (if any) determined by the Administrative Agent and the relevant Lenders pursuant to Section 1.10(c);

provided, that, if any Alternative Currency Term Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.

“Alternative Currency Term Rate Loan” means a Loan that bears interest at a rate based on the definition of “Alternative Currency Term Rate.” All Alternative Currency Term Rate Loans must be denominated in an Alternative Currency.

“Anti-Corruption Laws” means the United States Foreign Corrupt Practices Act of 2010, and all similar laws, rules, and regulations of any jurisdiction, including the UK Bribery Act 2010, applicable to the Borrowers or their Subsidiaries from time to time concerning or relating to bribery or corruption.

“Applicable Foreign Obligor Documents” has the meaning specified in Section 6.22.

“Applicable Rate” means, (a) with respect to Incremental Term Loans, the percentage(s) per annum set forth in the Incremental Term Facility Amendment entered into in connection with the applicable Incremental Term Facility, and (b) with respect to Revolving Loans, the Delayed Draw Term Loans, the Letter of Credit fees set forth in Section 2.03(h), and the commitment fee set forth in Section 2.09(a), the following percentages per annum, based upon the numerically lower of (i) the Pricing Level corresponding to the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 7.02(a) and (ii) the Pricing Level corresponding to the Company’s Debt Rating as of such date of determination:

Pricing Level	Debt Rating	Consolidated Leverage Ratio	Delayed Draw Term Loans— LIBOR Rate Loans	~~Commitment Fee~~Delayed Draw Term Loans—Base Rate Loans	Revolving Loans – LIBOR Rate Loans and Alternative Currency Loans; Standby ~~or~~/ Commercial Letter of Credit Fee; Swing Line Loans	Performance Letter of Credit FeeRevolving Loans – Base Rate Loans	~~Eurocurrency Rate Revolving Loans and Swing Line Loans~~Performance Letter of Credit Fee	~~Base Rate Loans~~Commitment Fee
1	> BBB+ / Baa1	~~> 2.50~~< 0.75:~~1.0~~1.00	1.000%	~~0.425~~0.000%	~~2.000~~1.125%	~~1.150~~0.125%	~~2.000~~0.675%	~~1.000~~0.10%
2	BBB / Baa2	~~< 2.50:1.0 but~~ ≥ ~~1.7~~0.75:~~1.0~~1.00 but < 1.25:1.00	1.125%	~~0.375~~0.125%	~~1.750~~1.250%	~~1.000~~0.250%	~~1.750~~0.750%	~~0.750~~0.125%
3	BBB- / Baa3	~~< 1.75:1.0 but~~ ≥ 1.25:~~1.0~~1.00 but < 1.75:1.00	1.250%	~~0.350~~0.250%	~~1.500~~1.375%	~~0.850~~0.375%	~~1.500~~0.825%	~~0.500~~0.175%
4	BB+ / Ba1	~~< 1.2~~> 1.75:~~1.0~~1.00 but ~~≥ 0.75~~< 2.50:~~1.0~~1.00	1.375%	~~0.300~~0.375%	~~1.375~~1.500%	~~0.825~~0.500%	~~1.375~~0.975%	~~0.375~~0.225%
5	< BB / Ba2	~~< 0.75~~> 2.50:1.0	1.625%	~~0.275~~0.625%	~~1.125~~1.750%	~~0.675~~0.750%	1.125%	~~0.125~~0.275%

Any increase or decrease in the Applicable Rate resulting from a publicly announced change in the Debt Rating shall become effective during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next publicly announced change in the Debt Rating. Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is required to be delivered pursuant to Section 7.02(a); provided, however, that (x) if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level ~~1~~5 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall continue to apply until the first Business Day immediately following the date a Compliance Certificate is delivered in accordance with Section 7.02(a), whereupon the Applicable Rate shall be adjusted based upon the calculation of the Consolidated Leverage Ratio contained in such Compliance Certificate~~. Notwithstanding the foregoing, (a)~~ and (y) if at any time there is no Debt Rating, then the Applicable Rate ~~in effect from the Sixth Amendment Effective Date through~~ the first Business Day immediately following the date a shall be determined by reference to the Pricing Level corresponding to the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Company for the most recently-ended four quarter period as set forth in the most recent Compliance Certificate ~~is required to be delivered~~received by the Administrative Agent pursuant to Section 7.02(a) ~~for the fiscal quarter ending September 30, 2020 shall be determined based upon Pricing Level 3 and (b)~~. Notwithstanding the foregoing, (A) at any time the Applicable Rate is determined by reference to the Consolidated Leverage Ratio, the determination of the Applicable Rate for any such period shall be subject to the provisions of Section  2.10(b)~~.~~ and (B) the initial Applicable Rate shall be set at Pricing Level 3 until the earlier of (1) the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 7.02(a) for the first fiscal quarter to occur following the Ninth Amendment Effective Date to the Administrative Agent and (2) a publicly announced change in the Debt Ratings shall be effective as of the date on which such change is publicly announced.

“Applicable Time” means, with respect to any borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be reasonably determined by the Administrative Agent or the applicable L/C Issuer, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment.

“Approved Bank” has the meaning set forth in the definition of Cash Equivalents.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arrangers” means BofA Securities, Wells Fargo Securities, LLC, PNC Capital Markets LLC~~,~~ and Truist Securities, Inc. ~~and Wells Fargo Bank, National Association.~~

“Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required hereunder) substantially in the form of Exhibit E or any other form (including an electronic documentation form generated use of an electronic platform) approved by the Administrative Agent.

“Attorney Costs” means and includes all reasonable fees, expenses and disbursements of any law firm or other external counsel.

“Attributable Indebtedness” means, on any date, (a) in respect of any Capital Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, (b) in respect of any Synthetic Lease, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a Capital Lease (provided, however, that calculations of Attributable Indebtedness under any Synthetic Lease or the implied interest component of any Synthetic Lease shall be made by the Company in accordance with accepted financial practice and consistent with the terms of such Synthetic Lease) and (c) in respect of any Securitization Transaction of any Person, the outstanding principal amount of such financing, after taking into account reserve accounts and making appropriate adjustments, determined by the Administrative Agent in its reasonable judgment.

“Attributed Principal Amount” means, on any day, with respect to any Permitted Receivables Financing entered into by the Company or any other Loan Party, the aggregate amount (with respect to any such transaction, the “Invested Amount”) paid to, or borrowed by, such Person as of such date under such Permitted Receivables Financing, minus the aggregate amount received by the applicable Receivables Financier and applied to the reduction of the Invested Amount under such Permitted Receivables Financing.

“Audited Financial Statements” means the audited consolidated balance sheet of the Company and its Subsidiaries for the fiscal year ended December 31, 2014, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year of the Company and its Subsidiaries, including the notes thereto.

“Australian Base Rate” means, for all Australian Swing Line Loans, on each day any such Australian Swing Line Loan is outstanding, a fluctuating rate per annum equal to the rate announced from time to time by the Reserve Bank of Australia as the “cash rate” at or about 10:30 a.m. (Sydney, Australia time) on such day. If such rate is not available at such time for any reason, then the “Australian Base Rate” shall be the rate per annum as otherwise agreed to by the applicable Australian Borrower and the Australian Swing Line Lender; provided that if such Australian Borrower and the Australian Swing Line Lender are unable to mutually agree on an acceptable rate, the Australian Swing Line Lender shall be under no obligation to provide Australian Swing Line Loans. Any change in such rate shall take effect at the opening of business on the Business Day of such change. If the Australian Base Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Australian Borrowers” has the meaning specified in the introductory paragraph hereto.

“Australian dollar” and “A$” mean lawful money of the Commonwealth of Australia.

“Australian FinanceCo Borrower” has the meaning specified in the introductory paragraph hereto.

“Australian Swing Line Lender” means Bank of America, N.A., Australia Branch, in its capacity as provider of Australian Swing Line Loans, or any successor lender providing Australian Swing Line Loans hereunder.

“Australian Swing Line Loan” has the meaning specified in Section 2.04(a)(ii).

“Australian Swing Line Note” has the meaning specified in Section 2.11(a)(iii).

“Australian Swing Line Sublimit” means, as of any date of determination, an amount equal to the lesser of (a) Fifty Million Dollars ($50,000,000) and (b) the Aggregate Revolving Commitments. The Australian Swing Line Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.

“Auto-Borrow Agreement” has the meaning specified in Section 2.04(g).

“Auto-Extension Letter of Credit” has the meaning specified in Section 2.03(b)(iii).

“Availability Period” means (a) with respect to the Revolving Loans, the period from and including the Closing Date to the earliest of (~~a~~i) the Maturity Date, (~~b~~ii ) the date of termination of the Aggregate Revolving Commitments pursuant to Section 2.06, and (~~c~~iii ) the date of termination of the commitment of each Lender to make Revolving Loans and of the obligation of the L/C Issuers to make L/C Credit Extensions pursuant to Section 9.02~~.~~ and (b) with respect to the Delayed Draw Term Loans, the period beginning on the Ninth Amendment Effective Date and ending on the earliest of (i) five (5) business days after the Termination Date (as defined in the Acquisition Agreement in effect on the Ninth Amendment Effective Date without giving effect to any amendment thereto or consent thereunder (other than any extension thereof as contemplated by Section 10.2(a) of the Acquisition Agreement in effect on the Ninth Amendment Effective Date)), (b) the closing of the Blattner Acquisition without the use of the Delayed Draw Term Loan, (c) the termination or expiration of the Acquisition Agreement in accordance with its terms or (d) receipt by the Administrative Agent of written notice from the Company of its election to terminate all Delayed Draw Term Loan Commitments pursuant to Section 2.06(b).

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (a) if the then-current Benchmark is a term rate, any tenor for such Benchmark that is or may be used for determining the length of an Interest Period or (b) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, pursuant to this Agreement as of such date.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bank of America” means Bank of America, N.A. and its successors.

“Base Rate” means for any day a fluctuating rate of interest per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate”, and (c) the ~~Eurocurrency~~LIBOR Rate plus 1.00%, subject to the interest rate floors set forth therein. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the “prime rate” announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. If the Base Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. If the Base Rate is being used as an alternate rate of interest pursuant to Section 3.03 ~~or 3.07~~, then the Base Rate shall be the greater of clauses (a) and (b) of this definition and shall be determined without reference to clause (c) of this definition.

“Base Rate Loan” means a Loan that bears interest based on the Base Rate. All Base Rate Loans shall be denominated in Dollars.

“Benchmark” means, initially, LIBOR; provided, that, if a replacement of the Benchmark has occurred pursuant to Section 3.03(b) then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate. Any reference to “Benchmark” shall include, as applicable, the published component used in the calculation thereof.

“Benchmark Replacement” means:

(a) for purposes of Section 3.03(b)(i), the first alternative set forth below that can be determined by the Administrative Agent: (i) the sum of: (A) Term SOFR and (B) 0.11448% (11.448 basis points) for an Available Tenor of one-month’s duration, 0.26161% (26.161 basis points) for an Available Tenor of three-months’ duration, 0.42826% (42.826 basis points) for an Available Tenor of six-months’ duration, and 0.71513% (71.513 basis points) for an Available Tenor of twelve-months’ duration, or (ii) the sum of: (A) Daily SOFR and (B) 0.26161% (26.161 basis points); provided, that, if initially LIBOR is replaced with the rate contained in clause (ii) above (Daily SOFR plus the applicable spread adjustment) and subsequent to such replacement, the Administrative Agent determines that Term SOFR has become available and is administratively feasible for the Administrative Agent in its sole discretion, and the Administrative Agent notifies the Company and each Lender of such availability, then from and after the beginning of the Interest Period, relevant interest payment date or payment period for interest calculated, in each case, commencing no less than thirty (30) days after the date of such notice, the Benchmark Replacement shall be as set forth in clause (i) above; and

(b) for purposes of Section 3.03(b)(ii), the sum of (i) the alternate benchmark rate and (ii) an adjustment (which may be a positive or negative value or zero), in each case, that has been selected by the Administrative Agent and the Company as the replacement Benchmark giving due consideration to any evolving or then-prevailing market convention, including any applicable recommendations made by a Relevant Governmental Body, for Dollar-denominated syndicated credit facilities at such time;

provided, that, (x) if the Benchmark Replacement as determined pursuant to clause (a) or (b) of this definition would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement and the other Loan Documents, and (y) any Benchmark Replacement shall be applied in a manner consistent with market practice; provided, that, to the extent such market practice is not administratively feasible for the Administrative Agent, such Benchmark Replacement shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides (in consultation with the Company in connection with any Benchmark Replacement determined pursuant to clause (b) of the definition of “Benchmark Replacement”) may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent (in consultation with the Company in connection with any Benchmark Replacement determined pursuant to clause (b) of the definition of “Benchmark Replacement”) decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Benchmark Transition Event” means, with respect to any then-current Benchmark other than LIBOR, the occurrence of a public statement or publication of information by or on behalf of the administrator of the then-current Benchmark or a Governmental Authority with jurisdiction over such administrator announcing or stating that all Available Tenors are or will no longer be representative, or made available, or used for determining the interest rate of loans, or shall or will otherwise cease, provided that, at the time of such statement or publication, there is no successor administrator that is satisfactory to the Administrative Agent, that will continue to provide any representative tenors of such Benchmark after such specific date.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Blattner Acquisition” means the merger of the Merger Sub with and into the Acquired Company, whereby the Acquired Company will be the surviving entity as an indirect wholly owned Subsidiary of the Company.

“BofA Securities” means BofA Securities, Inc.

“Borrower” and “Borrowers” has the meaning specified in the introductory paragraph hereto ~~(it being understood that as of the Sixth Amendment Effective Date, QSI Finance V (US), L.P. shall no longer be a Borrower under this Agreement)~~.

“Borrower Materials” has the meaning set forth in Section 11.07.

“Borrowing” means each of the following, as the context may require: (a) a borrowing of Swing Line Loans pursuant to Section 2.04, and (b) a borrowing consisting of simultaneous Loans of the same Type, in the same currency and, in the case of ~~Eurocurrency~~LIBOR Rate Loans and Alternative Currency Term Rate Loans, having the same Interest Period made by each of the Lenders pursuant to Section 2.01.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state or other jurisdiction where the Administrative Agent’s Office is located ~~and~~; provided, that:

(a) when used in connection with a LIBOR Rate Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in Dollar deposits in the London interbank market;

(b) ~~(a)~~ if such day relates to any interest rate settings as to ~~a Eurocurrency Rate~~an Alternative Currency Loan denominated in ~~Dollars~~Euro, any fundings, disbursements, settlements and payments in ~~Dollars~~Euro in respect of any such ~~Eurocurrency Rate~~Alternative Currency Loan, or any other dealings in ~~Dollars~~Euro to be carried out pursuant to this Agreement in respect of any such ~~Eurocurrency Rate~~Alternative Currency Loan, means ~~any such day~~a Business Day that is also a ~~London Banking~~TARGET Day;

(c) if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in (i) Sterling, means a day other than a day banks are closed for general business in London because such day is a Saturday, Sunday or a legal holiday under the laws of the United Kingdom; and (ii) Yen, means a day other than when banks are closed for general business in Japan;

(d) ~~(b)~~ if such day relates to any ~~interest rate settings as to a Eurocurrency Rate Loan denominated in Euro, any~~ fundings, disbursements, settlements and payments in ~~Euro~~Canadian Dollars in respect of ~~any such Eurocurrency Rate~~a Loan denominated in Canadian Dollars, or any other dealings in ~~Euro~~Canadian Dollars to be carried out pursuant to this Agreement in respect of any such ~~Eurocurrency Rate~~ Loan, means ~~a TARGET Day~~any such day on which banks are open for foreign exchange business in Toronto, Ontario; and

~~(c) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in a currency other than Dollars or Euro, means any such day on which dealings in deposits in the relevant currency are conducted by and between banks in the London or other applicable offshore interbank market for such currency; and~~

(e) ~~(d)~~ if such day relates to any fundings, disbursements, settlements and payments in a currency other than Canadian Dollars, Sterling or Euro in respect of ~~a Eurocurrency Rate~~an Alternative Currency Loan denominated in a currency other than Canadian Dollars, Sterling or Euro, or any other dealings in any currency other than Canadian Dollars, Sterling or Euro to be carried out pursuant to this Agreement in respect of any such ~~Eurocurrency Rate~~Alternative Currency Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency.

“Businesses” means, at any time, a collective reference to the businesses operated by the Company and its Subsidiaries at such time.

“Canadian Borrower” has the meaning specified in the introductory paragraph hereto.

“Canadian dollar” and “C$” mean lawful money of Canada.

“Canadian Prime Rate” means, for any day a fluctuating rate of interest per annum equal to the greater of (a) the per annum rate of interest quoted or established as the “prime rate” of the Canadian Swing Line Lender which it quotes or establishes for such day as its reference rate of interest in order to determine interest rates for commercial loans in Canadian Dollars in Canada to its Canadian borrowers; and (b) the average CDOR Rate for a 30-day term plus 1⁄2 of 1% per annum, adjusted automatically with each quoted or established change in such rate, all without the necessity of any notice to any Borrower or any other Person. Such prime rate is based on various factors including cost and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the prime rate shall take effect at the opening of business on the day specified in the public announcement of such change. Each interest rate based on the Canadian Prime Rate hereunder shall be adjusted simultaneously with any change in the Canadian Prime Rate. In the event the Canadian Swing Line Lender (including any successor or assignee) does not at any time announce a “prime rate”, then clause (a) of Canadian Prime Rate shall mean the “prime rate” (being the rate for loans made in Canadian Dollars in Canada) publicly announced by a Canadian chartered bank (listed on Schedule 1 of the Bank Act (Canada)) as selected by the Administrative Agent. If the Canadian Prime Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Canadian Swing Line Lender” means Bank of America, N.A., Canada Branch, in its capacity as provider of Canadian Swing Line Loans, or any successor lender providing Canadian Swing Line Loans hereunder.

“Canadian Swing Line Loan” has the meaning specified in Section 2.04(a)(iii).

“Canadian Swing Line Note” has the meaning specified in Section 2.11(a)(iv).

“Canadian Swing Line Sublimit” means, as of any date of determination, an amount equal to the lesser of (a) Fifty Million Dollars ($50,000,000) and (b) the Aggregate Revolving Commitments. The Canadian Swing Line Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.

“Capital Lease” means, as applied to any Person, any lease of any Property by that Person as lessee which, in accordance with GAAP, is required to be accounted for as a capital lease on the balance sheet of that Person.

“Capital Stock” means (a) in the case of a corporation, capital stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, membership interests and (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

“Captive Insurance Subsidiary” means any Subsidiary of the Company that is subject to regulation as an insurance company (or any Subsidiary thereof).

“Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of one or more of the L/C Issuers and the Lenders, as collateral for the L/C Obligations or obligations of the Lenders to fund participations in respect thereof, cash or deposit account balances or, if the Administrative Agent and the applicable L/C Issuer shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the applicable L/C Issuers (which documents are hereby consented to by the Lenders). Derivatives of such term have corresponding meanings.

“Cash Equivalents” means, as at any date, (a) securities issued or directly and fully guaranteed or insured by the United States, Australia or Canada, or any agency, instrumentality or government sponsored enterprise thereof, having maturities of not more than twelve (12) months from the date of acquisition, (b) time deposits and certificates of deposit of (i) any Lender, (ii) any domestic or foreign commercial bank of recognized standing having capital and surplus in excess of $500,000,000 or (iii) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof, or from Moody’s is at least P-1 or the equivalent thereof, or from Fitch is at least F1 or the equivalent thereof (any such bank being an “Approved Bank”), in each case with maturities of not more than one (1) year from the date of acquisition, (c) commercial paper and variable or fixed rate notes rated A-1 (or the equivalent thereof) or better by S&P, P-1 (or the equivalent thereof) or better by Moody’s, or F1 (or the equivalent thereof) or better by Fitch and maturing within twelve (12) months of the date of acquisition, (d) repurchase agreements entered into by any Person with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States in which such Person shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations, (e) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940 which are administered by financial institutions having capital of at least $500,000,000 and the portfolios of which are limited such that 95% of such Investments are of the character described in the foregoing subdivisions (a) through (d), (f) Investments in money market mutual funds that comply with Rule 2a-7 under the Investment Company Act of 1940, (g) shares of money market, mutual or similar funds having assets in excess of $100,000,000 and the investments of which are classified in accordance with GAAP as current assets and are limited to investment grade securities (i.e., securities rated at least Baa by Moody’s, at least BBB by S&P or at least BBB by Fitch and commercial paper of United States and foreign banks and bank holding companies and their subsidiaries which, at the time of acquisition, are rated A-1 (or better) by S&P, P-1 (or better) by Moody’s or F1 (or better) by Fitch), provided that the maturities of such Cash Equivalents shall not exceed twelve (12) months from the date of acquisition thereof, (h) variable rate demand notes having a letter of credit from an Approved Bank and having a put option no longer than seven days from the date of purchase, irrespective of whether taxable or tax free and (i) securities issued or directly and fully guaranteed or insured by a foreign country or any state, commonwealth or territory of the United States having a rating of “A” or better from either S&P or Moody’s, or any agency, instrumentality or government sponsored enterprise thereof, having maturities of not more than twelve (12) months from the date of acquisition.

“CDOR Rate” has the meaning specified in the definition of “~~Eurocurrency~~Alternative Currency Term Rate”.

“Change in Law” means, with respect to any Person, the occurrence, after the date such Person becomes a party to this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided, however, for purposes of this Agreement, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, guidelines and directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar entity) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Change of Control” means an event or series of events by which:

(a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that (i) a person or group shall be deemed to have “beneficial ownership” of all Capital Stock that such person or group has the right to acquire (such right, an “option right”), whether such right is exercisable immediately or only after the passage of time and (ii) an entity shall not be deemed to have “beneficial ownership” of any Capital Stock owned by any member of the Company’s board of directors employed by or affiliated with such entity), directly or indirectly, of thirty eight percent (38%) of the Capital Stock of the Company entitled to vote for members of the board of directors or equivalent governing body of the Company on a fully diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); or

(b) during any period of ~~24~~twelve (12) consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Company ceases to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or

(c) if at any time Permitted Subordinated Indebtedness is outstanding, the occurrence of a “Change in Control” (or any comparable term) under, and as defined in, the documentation governing such Permitted Subordinated Indebtedness; or

(d) there occurs any “Change of Control” or “Fundamental Change” (or other occurrence that is similarly defined or described) under the Senior Note Indenture or any of the documentation entered into in connection therewith, except for so long as the Company is not required to prepay or repurchase or offer to prepay or repurchase the Indebtedness incurred pursuant thereto as a result of such event.

“Closing Date” means the date hereof.

“Commitment” means a Revolving Commitment, a Delayed Draw Term Loan Commitment or an Incremental Term Commitment, as the context may require.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.).

“Company” has the meaning specified in the introductory paragraph hereto.

“Compliance Certificate” means a certificate substantially in the form of Exhibit D.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated EBIT” means, for any period, for the Company and its Subsidiaries on a consolidated basis, an amount equal to, without duplication, (i) Consolidated Net Income for such period plus (ii) Consolidated Net Income for such period with respect to revenue received by the Company or a Subsidiary from construction projects that is not recognized under GAAP during such period due to the fact that the Company or any Subsidiary has an equity, joint venture or other direct or indirect beneficial interest in the joint venture or other such entity constructing such project; provided that Consolidated Net Income with respect to such revenue shall not be included in Consolidated EBIT in any subsequent period when such revenue is recognized under GAAP to the extent that it was previously included in Consolidated EBIT pursuant to this clause (ii); plus the following to the extent deducted in calculating such Consolidated Net Income: (a) Consolidated Interest Expense for such period, (b) the provision for taxes based on income or revenues payable by the Company and its Subsidiaries for such period, and (c) without duplication, Non-Cash Charges for such period.

“Consolidated EBITDA” means, for any period, for the Company and its Subsidiaries on a consolidated basis, an amount equal to the sum of (a) Consolidated EBIT for such period plus (b) the amount of depreciation and amortization expense for such period (to the extent deducted in calculating Consolidated Net Income for such period).

“Consolidated Funded Indebtedness” means Funded Indebtedness of the Company and its Subsidiaries on a consolidated basis determined in accordance with GAAP.

“Consolidated Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBIT for the period of the four (4) fiscal quarters most recently ended to (b) the sum of (i) Consolidated Interest Expense for such period minus (ii) to the extent included in calculating Consolidated Interest Expense, all interest expense attributable to capitalized loan costs and the amount of fees paid in connection with the issuance of letters of credit on behalf of the Company or any Subsidiary during such period.

“Consolidated Interest Expense” means, for any period, for the Company and its Subsidiaries on a consolidated basis, an amount equal to the sum of all interest, premium payments, debt discount, fees, charges and related expenses of the Company and its Subsidiaries in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP.

“Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness as of such date minus the sum of (x) 100% of the amount of unrestricted cash and Cash Equivalents held by the Company and its Domestic Subsidiaries which would appear on a consolidated balance sheet of the Company and its Subsidiaries as of such date plus (y) (i) 100% of the amount of unrestricted cash and Cash Equivalents held by Foreign Subsidiaries which would appear on a consolidated balance sheet of the Company and its Subsidiaries as of such date, but only the portion of such cash and Cash Equivalents to the extent not in excess of the principal amount of intercompany Indebtedness owed by Foreign Subsidiaries to the Company, provided that such intercompany Indebtedness could be repaid on a tax-free basis with such cash and Cash Equivalents (or proceeds thereof), plus (ii) 85% of the amount of any additional unrestricted cash and Cash Equivalents held by Foreign Subsidiaries which would appear on a consolidated balance sheet of the Company and its Subsidiaries as of such date, in an aggregate amount for this clause (y) in excess of $25,000,000 to (b) Consolidated EBITDA for the period of the four (4) fiscal quarters most recently ended.

“Consolidated Net Income” means, for any period, for the Company and its Subsidiaries on a consolidated basis, the net income of the Company and its Subsidiaries (excluding extraordinary gains and extraordinary losses) for that period.

“Consolidated Net Worth” means, as of any date of determination, consolidated shareholders’ equity of the Company and its Subsidiaries as of that date determined in accordance with GAAP.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its Property is bound.

“Control” has the meaning specified in the definition of “Affiliate.”

“Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Covered Party” has the meaning specified in Section 11.25.

“Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension.

“Credit Party” has the meaning specified in Section 10.11.

“Daily SOFR” with respect to any applicable determination date means the secured overnight financing rate (“SOFR”) published on such date by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator) on the Federal Reserve Bank of New York’s website (or any successor source).

“Debt Issuance” means the issuance by any Borrower or any Subsidiary of any Indebtedness.

“Debt Rating” means, as of any date of determination, (a) the Company’s non-credit enhanced, senior unsecured long-term debt rating on such date as determined by S&P or (b) the Company’s non-credit enhanced, senior unsecured long-term debt rating on such date as determined by Moody’s; provided, that, if as of any such date the Applicable Rate is determined by reference to the Debt Ratings, (i) if the Debt Ratings shall differ by one Pricing Level, then the Pricing Level for the higher (i.e., the Pricing Level that is numerically lower) of such Debt Ratings shall apply, (ii) if the Debt Ratings differ by more than one Pricing Level, then the Pricing Level that is one level lower (i.e., the Pricing Level that is numerically higher) than the Pricing Level of the higher (i.e. the Pricing Level that is numerically lower) Debt Rating shall apply and (iii) if there is only one Debt Rating, then the Pricing Level that is one level lower (i.e., the Pricing Level that is numerically higher) than the Pricing Level of such Debt Rating shall apply. If there is no Debt Rating, the Applicable Rate shall be determined by reference to the Pricing Level corresponding to the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Borrower for the most recently-ended four quarter period as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 7.02(a).

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means an interest rate equal to the sum of (a) the Base Rate plus (b) the Applicable Rate, if any, applicable to Base Rate Loans plus (c) 2% per annum; provided, however, that with respect to a ~~Eurocurrency~~LIBOR Rate Loan or an Alternative Currency Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2% per annum, in each case to the fullest extent permitted by applicable Laws.

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Defaulting Lender” means, subject to Section 2.15(d), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Company in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, any L/C Issuer, any Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swing Line Loans) within two (2) Business Days of the date when due, (b) has notified the Company, the Administrative Agent, any L/C Issuer or any Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Company, to confirm in writing to the Administrative Agent and the Company that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Company), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Capital Stock in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.15(d)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Company, each L/C Issuer, each Swing Line Lender and each other Lender promptly following such determination.

~~“Delaware LLC” means any limited liability company organized or formed under the laws of the State of Delaware.~~

“Delaware Divided LLC” means any Delaware LLC which has been formed upon the consummation of a Delaware LLC Division.

“Delaware LLC” means any limited liability company organized or formed under the laws of the State of Delaware.

“Delaware LLC Division” means the statutory division of any Delaware LLC into two or more Delaware LLCs pursuant to Section 18-217 of the Delaware Limited Liability Company Act.

“Delayed Draw Term Loan Commitment” means, as to each Lender, such Lender’s obligation to make a Delayed Draw Term Loan to the Company pursuant to Section 2.01(b) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Delayed Draw Term Loan Commitment” or opposite such caption in the Assignment and Assumption or other documentation pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The Delayed Draw Term Loan Commitments of all of the Lenders on the Ninth Amendment Effective Date is SEVEN HUNDRED FIFTY MILLION DOLLARS ($750,000,000).

“Delayed Draw Term Loan” has the meaning specified in Section 2.01(b).

“Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction.

“Designated Lender” has the meaning set forth in Section 3.02.

“Disposition” or “Dispose” means the sale, transfer, license, rental, lease or other disposition (including any Sale and Leaseback Transaction) of any Property by the Company or any Subsidiary (including the Capital Stock of any Subsidiary), including (a) any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith, and (b) any disposition of property to a Delaware Divided LLC pursuant to a Delaware LLC Division, but excluding (i) the sale, rental, lease, license, transfer or other disposition of inventory in the ordinary course of business of the Company or any Subsidiary, (ii) (a) the sale, rental, lease, license, transfer or other disposition of machinery and equipment (including vehicles) that is obsolete, uneconomical, surplus, worn out or otherwise no longer used or useful in the conduct of business of the Company or any

Subsidiary, or the retirement of any such assets or replacement of any such assets (with assets of equal or greater value) and (b) the rental, lease or sublease of machinery and equipment (including vehicles) to subcontractors, customers (including customers of any Person in which the Company or any Subsidiary has made an Investment) or joint ventures in the ordinary course of business, (iii) any sale, rental, lease, license, transfer or other disposition of Property by the Company or any Subsidiary (directly or indirectly) to the Company or any Subsidiary, (iv) any Involuntary Disposition by the Company or any Subsidiary, (v) any sale the proceeds of which are applied to acquire “replacement property” under the like-kind exchange rules of Section 1031 of the Internal Revenue Code or the involuntary disposition rules of Section 1031 of the Internal Revenue Code, (vi) any sale, transfer or other disposition of any Excluded Property, (vii) any lease by the Company or any Subsidiary of infrastructure and related assets constructed or acquired by the Company or any Subsidiary the title to which will or may be transferred in compliance with Section 8.05 and (viii) any sale, transfer or other disposition of those assets identified on Schedule 1.01(a) attached hereto. The term “Disposition” shall not be deemed to include (w) any issuance by any Borrower or any Subsidiary to any Person of shares of its Capital Stock, (x) for the avoidance of doubt, any disposition of cash in connection with a Permitted Acquisition or other Investment permitted by this Agreement, (y) any assignment, contribution or other disposition directly or indirectly to any Foreign Subsidiary of any intercompany Indebtedness advanced by the Company or any Domestic Subsidiary to a Foreign Subsidiary (or any note or other instrument evidencing such Indebtedness, or the cancellation, forgiveness or repayment of any such Indebtedness) in connection with an Investment permitted by this Agreement or (z) any Restricted Payment permitted under Section 8.06.

“Disqualified Institution” means, on any date, (a) any Person designated by the Company as a “Disqualified Institution” by written notice delivered to the Administrative Agent on or prior to the date hereof and (b) any other Person that is a competitor of the Company or any of its Subsidiaries, which Person has been designated by the Company as a “Disqualified Institution” by written notice to the Administrative Agent and the Lenders (including by posting such notice to the Platform) not less than two (2) Business Days prior to such date; provided that (x) the “Disqualified Institutions” shall exclude any Person that the Company has designated as no longer being a “Disqualified Institution” by written notice delivered to the Administrative Agent from time to time and (y) the Company may not designate as a “Disqualified Institution” any Person that is a lender under the Existing Credit Agreement.

“Document” has the meaning specified in Section 11.21.

“Dollar” and “$” mean lawful money of the United States.

“Dollar Equivalent” means, ~~at~~for any amount, at the time of determination thereof, (a) ~~with respect to any~~if such amount ~~denominated~~is expressed in Dollars, such amount, ~~and~~ (b) ~~with respect to any amount denominated in any~~if such amount is expressed in an Alternative Currency, the equivalent ~~amount thereof~~ of such amount in Dollars determined by using the rate of exchange for the purchase of Dollars with the Alternative Currency last provided (either by publication or otherwise provided to the Administrative Agent, the applicable Swing Line Lender or the applicable L/C Issuer, as applicable) by the applicable Bloomberg source (or such other publicly available source for displaying exchange rates) on the date that is two (2) Business Days immediately preceding the date of determination (or if such service ceases to be available or ceases to provide such rate of exchange, the equivalent of such amount in Dollars as ~~reasonably~~ determined by the Administrative Agent, the applicable Swing Line Lender or the applicable L/C Issuer, as ~~the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with such Alternative Currency.~~applicable using any method of determination it deems appropriate in its reasonable discretion), and (c) if such amount is denominated in any other currency, the equivalent of such amount in Dollars as determined by the Administrative Agent, the applicable Swing Line Lender or the applicable L/C Issuer, as applicable, using any method of determination it deems appropriate in its reasonable discretion. Any determination by the Administrative Agent, the Swing Line Lenders or the L/C Issuers pursuant to clauses (b) or (c) pursuant to this definition shall be conclusive absent manifest error.

“Domestic Obligor” means any Loan Party that is organized or existing under the laws of the United States, any state of the United States or the District of Columbia.

“Domestic Subsidiary” means any Subsidiary that is organized or existing under the laws of the United States, any state of the United States or the District of Columbia.

“Domestic Swing Line Lender” means Bank of America in its capacity as provider of Domestic Swing Line Loans, or any successor lender providing Domestic Swing Line Loans hereunder.

“Domestic Swing Line Loan” has the meaning specified in Section 2.04(a)(i).

“Domestic Swing Line Note” has the meaning specified in Section 2.11(a)(ii).

“Domestic Swing Line Sublimit” means, as of any date of determination, an amount equal to the lesser of (a) One Hundred Million Dollars ($100,000,000) and (b) the Aggregate Revolving Commitments. The Domestic Swing Line Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.

“DQ List” has the meaning set forth in Section 11.06(g)(iv).

“Early Opt-in Effective Date” means, with respect to any Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders.

“Early Opt-in Election” means the occurrence of (a) a determination by the Administrative Agent, or a notification by the Company to the Administrative Agent that the Borrowers have made a determination, that Dollar-denominated syndicated credit facilities currently being executed, or that include language similar to that contained in Section  3.03(b), are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR, and (b) the joint election by the Administrative Agent and the Company to replace LIBOR with a Benchmark Replacement and the provision by the Administrative Agent of written notice of such election to the Lenders.

“Earn Out Obligations” means, with respect to an Acquisition, all obligations of the Company or any Subsidiary to make earn out or other contingency payments pursuant to the documentation relating to such Acquisition. The amount of any Earn Out Obligation shall be deemed to be the aggregate liability in respect thereof as recorded on the balance sheet of the Company and its Subsidiaries in accordance with GAAP; provided that, Earn Out Obligations shall not include any obligations that (i) mature or are payable after the Maturity Date, (ii) are not required to be paid in cash (including such obligations payable in Capital Stock) or (iii) are contingent obligations which are not yet earned and payable pursuant to the documentation relating to such Acquisition.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Electronic Copy” has the meaning specified in Section 11.21.

“Electronic Record” has the meaning assigned to that term in 15 USC §7006.

“Electronic Signature” has the meaning assigned to that term in 15 USC §7006.

“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 11.06(b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 11.06(b)(iii)).

“Eligible Currency” means any lawful currency other than Dollars that is readily available, freely transferable and convertible into Dollars in the international interbank market available to the Lenders in such market and as to which a Dollar Equivalent may be readily calculated. If, after the designation by the Lenders of any currency as an Alternative Currency, any change in currency controls or exchange regulations or any change in the national or international financial, political or economic conditions are imposed in the country in which such currency is issued, result in, in the reasonable opinion of the Administrative Agent (in the case of any Revolving Loans to be denominated in an Alternative Currency) or the applicable L/C Issuer (in the case of any Letter of Credit to be denominated in an Alternative Currency), (a) such currency no longer being readily available, freely transferable and convertible into Dollars, (b) a Dollar Equivalent is no longer readily calculable with respect to such currency or (c) providing such currency is impracticable for the Lenders (each of clauses (a), (b) and (c) a “Disqualifying Event”), then the Administrative Agent shall promptly notify the Lenders and the Company, and such country’s currency shall no longer be an Alternative Currency until such time as the Disqualifying Event(s) no longer exist(s). Within five (5) Business Days after receipt of such notice from the Administrative Agent, the Borrowers shall repay all Loans in such currency to which the Disqualifying Event applies or convert such Loans into the Dollar Equivalent of Loans in Dollars, subject to the other terms contained herein.

“Environmental Laws” means any and all federal, state, local, foreign and other applicable statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Company, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Issuance” means any issuance by the Company or any Subsidiary to any Person of shares of its Capital Stock, other than (a) any issuance of shares of its Capital Stock pursuant to the exercise of options, stock appreciation rights or warrants, (b) any issuance of shares of its Capital Stock pursuant to the conversion of any debt securities to equity or the conversion or exchange of any class of equity securities to or for any other class of equity securities, (c) any issuance of restricted stock, restricted stock units, options, stock appreciation rights or warrants relating to its Capital Stock, and (d) any issuance by the Company of shares of its Capital Stock as consideration for a Permitted Acquisition or other Investment permitted by this Agreement. The term “Equity Issuance” shall not be deemed to include any Disposition.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Company within the meaning of Section 414(b) or (c) of the Internal Revenue Code (and Sections 414(m) and (o) of the Internal Revenue Code for purposes of provisions relating to Section 412 of the Internal Revenue Code).

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of the Company or any ERISA Affiliate from a Pension Plan or Multiemployer Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Company or any ERISA Affiliate from a Multiemployer Plan; (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Sections 4041 or 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Internal Revenue Code or Sections 303, 304 and 305 of ERISA; or (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company or any ERISA Affiliate.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“EURIBOR” has the meaning specified in clause (a) of the definition of “Alternative Currency Term Rate”.

“Euro” and “€” mean the single currency of the Participating Member States.

~~“Eurocurrency Rate” means:~~

~~(a) with respect to any Credit Extension, for any Interest Period,:~~

~~(i) denominated in a LIBOR Quoted Currency, the rate per annum equal to the London Interbank Offered Rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for Dollars for a period equal in length to such Interest Period) (“LIBOR”), as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) (in such case, the “LIBOR Rate”) at or about 11:00 a.m. (London time) on the Rate Determination Date, for deposits in the relevant currency, with a term equivalent to such Interest Period;~~

~~(ii) denominated in Canadian dollars~~, ~~the rate per annum equal to the Canadian Dollar Offered Rate (the “CDOR Rate”), or a comparable or successor rate which rate is approved by the Administrative Agent~~, ~~as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at or about 10:00 a.m. (Toronto, Ontario time) on the Rate Determination Date with a term equivalent to such Interest Period;~~

~~(iii) denominated in Australian dollars, the rate per annum equal to the Bank Bill Swap Reference Bid Rate, or a comparable or successor rate which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at or about 10:30 a.m. (Sydney, Australia time) on the Rate Determination Date with a term equivalent to such Interest Period;~~

~~(iv) with respect to any Credit Extension denominated in any other Non-LIBOR Quoted Currency, the rate per annum as designated with respect to such Alternative Currency at the time such Alternative Currency is approved by the Administrative Agent and the relevant Lenders pursuant to Section 1.10; and~~

~~(b) for any interest rate calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the LIBOR Rate~~, ~~at or about 11:00 a.m. (London time) determined two (2) Business Days prior to such date for Dollar deposits being delivered in the London interbank market with a term of one (1) month commencing that day;~~

~~provided that to the extent a comparable or successor rate is approved by the Administrative Agent in connection with any rate set forth in this definition, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent; provided, further, that, if the Eurocurrency Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.~~

~~“Eurocurrency Rate Loan” means a Loan that bears interest at a rate based on clause (a) of the definition of “Eurocurrency Rate”. Eurocurrency Rate Loans may be denominated in Dollars or in an Alternative Currency. All Loans denominated in an Alternative Currency must be Eurocurrency Rate Loans.~~

“European Union” means the economic, scientific and political organization of member states known as the European Union at any particular time during the term of this Agreement.

“Event of Default” has the meaning set forth in Section 9.01.

“Excluded Property” means, with respect to any Loan Party or any Domestic Subsidiary, (a) any owned or leased personal Property which is located outside of the United States, (b) any personal Property (including motor vehicles) in respect of which perfection of a Lien is not either (i) within the scope of Article 8 or Article 9 of the Uniform Commercial Code or (ii) effected by appropriate evidence of the Lien being filed in either the United States Copyright Office or the United States Patent and Trademark Office, (c) any Property which, subject to the terms of Section 8.09, is subject to a Lien of the type described in Section 8.01(i) pursuant to documents which prohibit such Person from granting any other Liens in such Property, (d) any owned or leased real Property, (e) the fractional interests of the Company or any Subsidiary in that certain Raytheon Hawker 900XP aircraft and that certain Textron Cessna 680A Citation Latitude aircraft (or any replacements thereof), (f) the interest of the Company or any Subsidiary in any aircraft or helicopters or replacements thereof, (g) the interest of the Company or any Subsidiary in any vessel or any replacement thereof and (h) the Capital Stock of any Foreign Subsidiary that is an Immaterial Subsidiary.

“Excluded Swap Obligation” means, with respect to the Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of the Guarantor of~~, or the grant under a Loan Document by the Guarantor of a security interest to secure,~~ such Swap Obligation (or any Guarantee thereof) is or becomes a violation of the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of the Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 4.07 and any and all Guarantees of the Guarantor’s Swap Obligations by other Loan Parties) at the time the Guaranty of the Guarantor~~, or grant by the Guarantor of a security interest,~~ becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a Master Agreement governing more than one Swap Contract, such exclusion shall apply to only the portion of such Swap Obligation that is attributable to Swap Contracts for which such Guaranty ~~or security interest~~ is or becomes a violation of the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof).

“Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the Laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a Law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Company under Section 11.14) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.01(a)(ii)(C) or (c), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(e) and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA.

“Existing Credit Agreement” has the meaning set forth in the introductory paragraph hereto.

“Existing Letters of Credit” means the letters of credit described by the applicable L/C Issuer, date of issuance, letter of credit number, undrawn amount, name of beneficiary and date of expiry on Schedule 1.01(b)~~.~~, including those letters of credit issued by an L/C Issuer for the account of the Acquired Company or one of its Subsidiaries, and assumed by the Company pursuant to an agreement in form and substance satisfactory to the Administrative Agent and such L/C Issuer.

“Facilities” means, at any time, a collective reference to the facilities and real properties owned, leased or operated by the Company or any Subsidiary.

“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the Closing Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code.

“Federal” means Federal Insurance Company, an Indiana corporation.

“Federal Funds Rate” means, for any day, the rate per annum calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided, that, if the Federal Funds Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

“Financial Letter of Credit” means a standby Letter of Credit supporting payment obligations owing to third parties that meets the requirements of a “financial standby letter of credit” under 12 C.F.R. Part 3, Appendix A, Section 4(a)(8)(i) or any successor Comptroller of the Currency regulation.

“Financial Letter of Credit Sublimit” means, as of any date of determination, an amount equal to the lesser of (a) $900,000,000 and (b) the Aggregate Revolving Commitments. The Financial Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.

“Fitch” means Fitch Ratings, Inc. and any successor thereto.

“Foreign Borrowers” means the Australian Borrowers and the Canadian Borrower.

“Foreign Borrower Sublimit” means, as of any date of determination, an amount equal to the lesser of (a) Eight Hundred Million Dollars ($800,000,000) and (b) the Aggregate Revolving Commitments. The Foreign Borrower Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.

“Foreign Lender” means, with respect to any Borrower, (a) if such Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if such Borrower is not a U.S. Person, a Lender that is resident or organized under the Laws of a jurisdiction other than that in which such Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Foreign Obligor” means a Loan Party that is a Foreign Subsidiary.

“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.

“Foreign Surety” means any Person (together with its affiliates and subsidiaries and other companies writing bonds for which a Foreign Underwriting Agreement is consideration (and other companies from whom such Person procures bonds for the Principal (as defined in the applicable Foreign Underwriting Agreement))) who acts under the applicable Foreign Surety Credit Documents as executor or procurer of bonds pursuant to such Foreign Surety Credit Documents, and their co-sureties and reinsurers, and their respective successors and permitted assigns.

“Foreign Surety Credit Documents” has the meaning specified in the applicable Foreign Underwriting Agreement (such incorporation to include the defined terms contained in the definition of such Foreign Surety Credit Documents contained in such Foreign Underwriting Agreement).

“Foreign Underwriting Agreement” means any Underwriting, Continuing Indemnity and Security Agreement or other indemnity agreement by and among one or more Foreign Subsidiaries and the applicable Foreign Surety, as amended or modified from time to time in accordance with the terms hereof and thereof.

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to the L/C Issuers, such Defaulting Lender’s Pro Rata Share of the outstanding L/C Obligations other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof and (b) with respect to the Swing Line Lenders, such Defaulting Lender’s Pro Rata Share of outstanding Swing Line Loans other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders in accordance with the terms hereof.

“Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“Fund Entity” means any Wholly Owned Subsidiary of the Company which does not act other than either (a) solely as the general partner of one or more of the Company’s Investment Funds or (b) solely for the purpose of being a registered investment adviser for any of such Investment Funds, whether directly or indirectly through the general partner of such Investment Fund.

“Funded Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a) all obligations for borrowed money, whether current or long-term (including the Obligations) and all obligations of such Person evidenced by bonds (other than surety bonds), debentures, notes, loan agreements or other similar instruments;

(b) all purchase money Indebtedness;

(c) all obligations arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties and similar instruments (which, for the avoidance of doubt, excludes surety bonds);

(d) all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable and accrued expenses in the ordinary course of business), including any Earn Out Obligations;

(e) the Attributable Indebtedness of Capital Leases and Synthetic Leases;

(f) the Attributable Indebtedness of Securitization Transactions;

(g) all preferred stock or other equity interests providing for mandatory redemptions, sinking fund or like payments prior to the Maturity Date;

(h) all Guarantees with respect to Indebtedness of the types specified in clauses (a) through (g) above of another Person; and

(i) all Indebtedness of the types referred to in clauses (a) through (h) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company, or similar type of entity that is formed in a foreign jurisdiction) in which such Person is a general partner or joint venturer, except to the extent that Indebtedness is non-recourse to such Person.

For purposes hereof, (x) the amount of any direct obligation arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties and similar instruments shall be the maximum amount available to be drawn thereunder and (y) the amount of any Guarantee shall be the amount of the Indebtedness subject to such Guarantee.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board ~~or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination~~, as in effect from time to time, or if the Company adopts the International Financial Reporting Standards (“IFRS”), the IFRS, as in effect from time to time.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra national bodies such as the European Union or the European Central Bank).

“Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.

“Guaranteed Party Designation Notice” means a notice from any Lender or an Affiliate of a Lender substantially in the form of Exhibit H.

“Guaranteed Swap Agreement” means any Swap Contract that is entered into by and between any Loan Party or any Domestic Subsidiary (other than any Fund Entity) and any Swap Bank with respect to such Swap Contract. For the avoidance of doubt, a holder of Obligations in respect of Guaranteed Swap Agreements shall be subject to the last paragraph of Section 9.03 and Section 10.10.

“Guaranteed Treasury Management Agreement” means any Treasury Management Agreement that is entered into by and between any Loan Party or any Domestic Subsidiary (other than any Fund Entity) and any Treasury Management Bank with respect to such Treasury Management Agreement. For the avoidance of doubt, a holder of Obligations in respect of Guaranteed Treasury Management Agreements shall be subject to the last paragraph of Section 9.03 and Section 10.10.

“Guarantor” means, with respect to (a) Obligations under any Swap Contract between any Loan Party or any Domestic Subsidiary (other than any Fund Entity) and any Swap Bank, (b) Obligations under any Treasury Management Agreement between any Loan Party or any Domestic Subsidiary (other than any Fund Entity) and any Treasury Management Bank, (c) any Swap Obligation of a Specified Loan Party (determined before giving effect to Sections 4.01 and 4.07) under the Guaranty, and (d) Obligations of the Foreign Borrowers, the Company (and the successors and permitted assigns of the Company).

“Guaranty” means the Guaranty made by the Guarantor in favor of the Administrative Agent and the Lenders pursuant to Article IV hereof.

“Hazardous Materials” means any hazardous waste, as defined by 42 U.S.C. §6903(5), any hazardous substances, as defined by 42 U.S.C. §9601(14), any pollutant or contaminant, as defined by 42 U.S.C. §9601(33), and any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws.

“Honor Date” has the meaning set forth in Section 2.03(c).

“IFRS” has the meaning set forth in the definition of GAAP.

“Immaterial Subsidiary” means, at any time, any Subsidiary of the Company then having assets with a book value of less than $10,000,000; provided, that if the aggregate book value of the assets of all Subsidiaries of the Company that would otherwise constitute Immaterial Subsidiaries shall exceed $50,000,000, only those such Subsidiaries having assets with a book value of less than $5,000,000 shall be deemed to constitute Immaterial Subsidiaries.

“Impacted Loans” has the meaning specified in Section 3.03(a).

“Incremental Cap” means, as of any date of determination, the sum of (a) the total of (i) $400,000,000, minus (ii) the aggregate amount of all Incremental Revolving Credit Increases instituted after the ~~Sixth~~Ninth Amendment Effective Date and prior to such date of determination in reliance on clause (a)(i) above, minus (iii) the aggregate principal amount of all Incremental Term Loans instituted after the ~~Sixth~~Ninth Amendment Effective Date and prior to such date of determination in reliance on clause (a)(i) above, plus (b) an unlimited amount so long as the Incremental Leverage Ratio Requirement is satisfied at the time of the applicable institution of Incremental Revolving Credit Increases and/or Incremental Term Loans.

“Incremental Leverage Ratio Requirement” means, for purposes of the Incremental Cap, the requirement that the Company shall have delivered to the Administrative Agent a Compliance Certificate demonstrating that immediately after giving pro forma effect to the applicable institution of Incremental Revolving Credit Increases and/or Incremental Term Loans and the use of proceeds therefrom (and any related Acquisitions, other Investments or other transactions in connection therewith), the Loan Parties would be in compliance with the financial covenants set forth in Section 8.11 as of the most recent fiscal quarter end for which financial statements were required to be delivered pursuant to Section 7.01(a) or 7.01(b) (it being understood that any institution of Incremental Revolving Credit Increases and/or Incremental Term Loans in reliance on clause (b) of the definition of “Incremental Cap” may be incurred prior to any institution of Incremental Revolving Credit Increases and/or Incremental Term Loans in reliance on clause (a) of the definition of “Incremental Cap”, and, in the case of a simultaneous institution of Incremental Revolving Credit Increases and/or Incremental Term Loans of the maximum amount permitted to be incurred under clause (a) of the definition of “Incremental Cap”, the Company shall not be required to give pro forma effect to any such institution of Incremental Revolving Credit Increases and/or Incremental Term Loans in reliance on clause (a) of the definition of “Incremental Cap”); provided, that, for the purpose of calculating the Consolidated Leverage Ratio pursuant to this definition, any Incremental Revolving Credit Increase shall be deemed to be fully drawn.

“Incremental Revolving Credit Increase” has the meaning specified in Section 2.02(f).

“Incremental Term Commitment” means, as to each Lender, with respect to any Incremental Term Facility, its obligation to make an Incremental Term Loan under such Incremental Term Facility.

“Incremental Term Facility” has the meaning specified in Section 2.02(f).

“Incremental Term Facility Amendment” has the meaning specified in Section 2.02(f)(ii).

“Incremental Term Loan” has the meaning specified in Section 2.02(f).

“Incremental Term Note” has the meaning specified in Section 2.11(a).

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a) all Funded Indebtedness;

(b) net obligations under any Swap Contract;

(c) all obligations arising under surety bonds;

(d) all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a), (b) and (c) above of any other Person; and

(e) all Indebtedness of the types referred to in clauses (a) through (d) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company, or similar type of entity that is formed in a foreign jurisdiction) in which the Company or a Subsidiary is a general partner or joint venturer, unless such Indebtedness is non-recourse to the Company or such Subsidiary.

For purposes hereof (y) the amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date and (z) the amount of any Guarantee shall be the amount of the Indebtedness subject to such Guarantee.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.

“Indemnitee” has the meaning set forth in Section 11.04(b).

“Information” has the meaning specified in Section 11.07.

“Interest Payment Date” means, (a) as to any LIBOR Rate Loan ~~other than a Base~~or any Alternative Currency Term Rate Loan, the last day of each Interest Period applicable to such Loan and the applicable Maturity Date; provided, however, that if any Interest Period for a ~~Eurocurrency~~LIBOR Rate Loan or an Alternative Currency Term Rate Loan, as applicable, exceeds three (3) months, the respective dates that fall every three (3) months after the beginning of such Interest Period shall also be Interest Payment Dates; ~~and~~ (b) as to any Alternative Currency Daily Rate Loan, the last Business Day of each calendar month and the Maturity Date; and (c) as to any Base Rate Loan (including a Swing Line Loan), the last Business Day of each March, June, September and December, and the applicable Maturity Date.

“Interest Period” means, as to each ~~Eurocurrency~~LIBOR Rate Loan and each Alternative Currency Term Rate Loan, the period commencing on the date such ~~Eurocurrency Rate~~ Loan is disbursed or converted to or continued as a ~~Eurocurrency~~LIBOR Rate Loan or an Alternative Currency Term Rate Loan, as applicable, and ending on (x) the date one~~, two~~ (1), three (3) or six (6) months (or, solely with respect to Alternative Currency Term Rate Loans denominated in Canadian Dollars, one (1), two (2) or three (3) months) thereafter (in each case, subject to availability ~~by each~~for the interest rate applicable ~~Lender~~to the relevant currency), as selected by the applicable Borrower in its Loan Notice or (y) such other period that is twelve (12) months or less requested by the applicable Borrower and consented to by all the Lenders required to fund or maintain a portion of such Loan; provided that:

(a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(c) no Interest Period shall extend beyond the applicable Maturity Date.

“Interim Financial Statements” has the meaning set forth in Section 5.01(c).

“Internal Revenue Code” means the Internal Revenue Code of 1986.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, in a single transaction or in a series of related transactions, whether by means of (a) the acquisition of Capital Stock of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person, or (c) an Acquisition. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment; provided however, there shall be deducted in respect of each such Investment any amount received as a return of capital.

“Investment Fund” means any foreign or domestic limited partnership, limited liability company or other investment vehicle with respect to which a Fund Entity acts as a general partner and/or its registered investment adviser, whether directly or indirectly through the general partner of such Investment Fund, and in which the Company and/or one or more of its Subsidiaries holds no more than a minority equity interest.

“Involuntary Disposition” means any loss of, damage to or destruction of, or any condemnation or other taking for public use of, any Property of the Company or any of its Subsidiaries.

“IP Rights” has the meaning set forth in Section 6.17.

“IRS” means the United States Internal Revenue Service.

“ISP” means the International Standby Practices, International Chamber of Commerce Publication No. 590 (or such later version thereof as may be in effect at the applicable time).

“Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by an L/C Issuer and the Company (or any Subsidiary) or by the Company (or any Subsidiary) in favor of the applicable L/C Issuer and, in each case, relating to such Letter of Credit.

“Judgment Currency” has the meaning specified in Section 11.19.

“Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“L/C Advance” means, with respect to each Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Pro Rata Share. All L/C Advances shall be denominated in Dollars.

“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Borrowing of Revolving Loans. All L/C Borrowings shall be denominated in Dollars.

“L/C Commitment” means, with respect to each L/C Issuer, the commitment of such L/C Issuer to issue Letters of Credit hereunder. The initial amount of each L/C Issuer’s L/C Commitment is set forth on Schedule 2.03, or if a L/C Issuer has entered into an Assignment and Assumption or has otherwise assumed a L/C Commitment after the Closing Date, the amount set forth for such L/C Issuer as its L/C Commitment in the Register maintained by the Administrative Agent. The L/C Commitment of a L/C Issuer may be modified from time to time by agreement between such L/C Issuer and the Company, and notified to the Administrative Agent.

“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof.

“L/C Issuers” means (a) Bank of America, (b) Bank of Montreal, (c) PNC Bank, National Association, (d) Truist Bank, (e) Wells Fargo Bank, National Association, ~~and~~ (f) BNP Paribas, and (g) any other Lender selected by the Company pursuant to Section 2.03(m) (provided, that, no Lender shall be required to become a L/C Issuer pursuant to this clause (~~f~~g) without such Lender’s consent), in each case, (i) including acting through any of its branches or affiliates and (ii) in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder, and “L/C Issuer” means any one of them.

“L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all outstanding Unreimbursed Amounts, including, without duplication, all L/C Borrowings. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.07. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“Lenders” means each of the Persons identified as a “Lender” on the signature pages hereto and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption or otherwise pursuant to the terms hereof, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. Unless the context requires otherwise, the term “Lenders” includes any L/C Issuers and the Swing Line Lenders.

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Company and the Administrative Agent, which office may include any Affiliate of such Lender or any domestic or foreign branch of such Lender or such Affiliate.

“Letter of Credit” means any letter of credit issued pursuant to Section 2.03 and any Existing Letter of Credit. A Letter of Credit may be a commercial letter of credit or a standby letter of credit (including any Performance Letter of Credit and any Financial Letter of Credit). Letters of Credit may be issued in Dollars or in an Alternative Currency.

“Letter of Credit Application” means an application and agreement for the issuance or amendment of a letter of credit in the form from time to time in use by the applicable L/C Issuer.

“Letter of Credit Expiration Date” means the day that is thirty (30) days prior to the Maturity Date (or, if such day is not a Business Day, the next preceding Business Day).

“Letter of Credit Report” means a certificate delivered by an L/C Issuer in a form approved by the Administrative Agent.

“Liberty Mutual” means, collectively, Liberty Mutual Insurance Company, a Massachusetts company, Liberty Mutual Fire Insurance Company and Safeco Insurance Company of America.

“LIBOR” has the meaning specified in the definition of “~~Eurocurrency~~LIBOR Rate”.

~~“LIBOR Quoted Currency” means Dollars, Euro, Sterling and each Alternative Currency for which there is a published LIBOR rate.~~

“LIBOR Rate” means:

(a) for any Interest Period with respect to any Credit Extension denominated in Dollars, the rate per annum equal to the London Interbank Offered Rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for such currency for a period equal in length to such Interest Period) (“LIBOR”), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at or about 11:00 a.m. (London time) on the Rate Determination Date, for deposits in the Dollars, with a term equivalent to such Interest Period; and

(b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to LIBOR, at or about 11:00 a.m., London time determined two (2) Business Days prior to such date for Dollar deposits with a term of one (1) month commencing that day;

provided, that, if the LIBOR Rate shall be less than zero percent (0%), such rate shall be deemed zero percent (0%) for purposes of this Agreement.

“LIBOR Rate~~” has the meaning specified in~~ Loan” means a Loan that bears interest at a rate based on clause (a) of the definition of “~~Eurocurrency~~LIBOR Rate”. LIBOR Rate Loans shall be denominated in Dollars.

~~“LIBOR Screen Rate” means the LIBOR quote on the applicable screen page the Administrative Agent designates to determine LIBOR (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).~~

~~“LIBOR Successor Rate” has the meaning specified in Section 3.07.~~

~~“LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate~~, ~~any conforming changes to the definition of Base Rate, Eurocurrency Rate, Interest Period~~, ~~timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters as may be appropriate, in the discretion of the Administrative Agent in consultation with the Company, to reflect the adoption and implementation of such LIBOR Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Administrative Agent determines in consultation with the Company is reasonably necessary in connection with the administration of this Agreement).~~

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing).

“Loan” means an extension of credit by a Lender to a Borrower under Article II in the form of a Revolving Loan, a Delayed Draw Term Loan, an Incremental Term Loan or a Swing Line Loan.

“Loan Documents” means this Agreement, each Note, each Letter of Credit, each Issuer Document, any Auto-Borrow Agreement, each Incremental Term Facility Amendment, each Request for Credit Extension, each Compliance Certificate, the Administrative Agent Fee Letter and each other document, instrument or agreement from time to time executed by the Borrowers or any of their Subsidiaries or any Responsible Officer thereof and delivered in connection with this Agreement.

“Loan Notice” means a notice of (a) a Borrowing of Revolving Loans, (b) a Borrowing of the Delayed Draw Term Loan, (c) a Borrowing of Incremental Term Loans, (~~c~~d) a conversion of Loans from one Type to the other or (~~d~~e) a continuation of ~~Eurocurrency~~LIBOR Rate Loans or Alternative Currency Term Rate Loans, in each case pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A, or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent) and reasonably acceptable to the Company, appropriately completed and signed by a Responsible Officer of the applicable Borrower.

“Loan Parties” means, collectively, the Company, each other Borrower and the Guarantor.

“London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank Alternative Currency or eurodollar market.

“Master Agreement” has the meaning set forth in the definition of “Swap Contract.”

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, assets, business, properties, liabilities (actual and contingent) or financial condition of the Company and its Subsidiaries taken as a whole; (b) a material impairment of the ability of the Loan Parties taken as a whole to perform their obligations under the Loan Documents; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party.

“Maturity Date” means (a) with respect to the Aggregate Revolving Commitments~~, September 22, 2025~~ and Delayed Draw Term Loan Commitments, October 8, 2026, and (b) with respect to an Incremental Term Facility, the maturity date provided in the applicable Incremental Term Facility Amendment; provided, that, in each case, if such date is not a Business Day, the Maturity Date shall be the immediately preceding Business Day.

“Maximum Rate” has the meaning set forth in Section 11.09.

“Merger Sub” means Quanta Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company.

“Minimum Collateral Amount” means, at any time, (i) with respect to Cash Collateral consisting of cash or deposit account balances provided to reduce or eliminate Fronting Exposure during the existence of a Defaulting Lender, an amount equal to ~~105~~103% of the Fronting Exposure of the L/C Issuers with respect to Letters of Credit issued and outstanding at such time, (ii) with respect to Cash Collateral consisting of cash or deposit account balances provided in accordance with the provisions of Section 2.14(a)(i)~~,~~ or (a)(ii~~) or (a)(iii~~), an amount equal to ~~105~~103% of the Outstanding Amount of all L/C Obligations, and (iii) otherwise, an amount determined by the Administrative Agent and the L/C Issuers in their sole discretion.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Company or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five (5) plan years, has made or been obligated to make contributions.

“Multiple Employer Plan” means a Plan which has two or more contributing sponsors (including the Company or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA.

“Net Worth” means, with respect to any Subsidiary as of any date of determination, shareholders’ equity of such Subsidiary as of such date determined in accordance with GAAP.

“Ninth Amendment” means that certain amendment dated as of the Ninth Amendment Effective Date by and among the Borrowers, the Lenders (defined herein) and Bank of America, N.A., as Administrative Agent, Domestic Swing Line Lender and an L/C Issuer.

“Ninth Amendment Effective Date” means October 8, 2021.

“Non-Cash Charges” means, for any period, the amount of non-cash charges which do not represent a cash item in such period or in any future period. For the avoidance of doubt, Non-Cash Charges shall not include any depreciation expense but shall include any amortization expense.

“Non-Consenting Lender” has the meaning specified in Section 11.14.

“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.

“Non-Extension Notice Date” has the meaning specified in Section 2.03(b)(iii).

~~“Non-LIBOR Quoted Currency” means any Alternative Currency that is not a LIBOR Quoted Currency.~~

“Note” or “Notes” means the Revolving Notes, the Term Notes and/or the Swing Line Notes, individually or collectively, as appropriate.

“Notice of Additional L/C Issuer” means a notice delivered by any Lender in a form approved by the Administrative Agent (such approval not to be unreasonably withheld or delayed) in accordance with Section 2.03(m).

“Notice of Loan Prepayment” means a notice of prepayment with respect to a Loan, which shall be substantially in the form of Exhibit I or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer.

“Obligations” means (i) all advances to, and debts, liabilities, indemnities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Subsidiary thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding, and (ii) (a) all obligations under any Swap Contract between any Loan Party or any Domestic Subsidiary (other than any Fund Entity) and any Swap Bank and (b) all obligations under any Treasury Management Agreement between any Loan Party or any Domestic Subsidiary (other than any Fund Entity) and any Treasury Management Bank; provided that the “Obligations” of the Guarantor shall exclude any Excluded Swap Obligations with respect to the Guarantor.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Organization Documents” means, (a) with respect to any corporation, the charter or certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement or limited liability company agreement (or equivalent or comparable documents with respect to any non-U.S. jurisdiction); and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization (or equivalent or comparable documents with respect to any non-U.S. jurisdiction); and (d) with respect to all entities, any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization (or equivalent or comparable documents with respect to any non-U.S. jurisdiction).

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Rate Early Opt-in” means the Administrative Agent and the Company have elected to replace LIBOR with a Benchmark Replacement other than a SOFR-based rate pursuant to (a) an Early Opt-in Election, (b) Section 3.03(b)(ii), and (c) clause (b) of the definition of “Benchmark Replacement”.

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.06).

“Outstanding Amount” means (i) with respect to any Revolving Loans, the Delayed Draw Term Loan, Incremental Term Loans and Swing Line Loans on any date, the Dollar Equivalent amount of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of any Revolving Loans, the Delayed Draw Term Loan, Incremental Term Loans and Swing Line Loans, as the case may be, occurring on such date; and (ii) with respect to any L/C Obligations on any date, the Dollar Equivalent amount of the aggregate outstanding amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date.

“Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the Administrative Agent, the applicable L/C Issuer, or the applicable Swing Line Lender, as the case may be, in accordance with banking industry rules on interbank compensation, and (b) with respect to any amount denominated in an Alternative Currency, the greater of (i) an overnight rate determined by the Administrative Agent or the applicable L/C Issuer, as the case may be, in accordance with banking industry rules on interbank compensation and (ii) the rate of interest per annum at which overnight deposits in the applicable Alternative Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by a branch or Affiliate of Bank of America in the applicable offshore interbank market for such currency to major banks in such interbank market.

“Participant” has the meaning specified in Section 11.06(d).

“Participant Register” has the meaning specified in Section 11.06(d).

“Participating Member State” means any member state of the European Union that adopts or has adopted the Euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union.

“PBGC” means the Pension Benefit Guaranty Corporation.

“Pension Act” means the Pension Protection Act of 2006.

“Pension Funding Rules” means the rules of the Internal Revenue Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and set forth in, with respect to plan years ending prior to the effective date of the Pension Act, Section 412 of the Internal Revenue Code and Section 302 of ERISA, each as in effect prior to the Pension Act and, thereafter, Section 412, 430, 431, 432 and 436 of the Internal Revenue Code and Sections 302, 303, 3004 and 305 of ERISA.

“Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan but excluding any Multiemployer Plan) that is maintained or is contributed to by the Company and any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to minimum funding standards under Section 412 of the Internal Revenue Code.

“Performance Letter of Credit” means any standby Letter of Credit issued to support contractual obligations for supply, service or construction contracts, including bid, performance, advance payment, warranty, retention, availability and defects liability obligations that meets the requirements of a “performance letter of credit” under 12 C.F.R. Part 3, Appendix A, Section 3(b)(2)(i) or any successor Comptroller of the Currency regulation.

“Permitted Acquisition” means any Investment consisting of an Acquisition by the Company and/or one or more Subsidiaries of the Company; provided that (i) the Property acquired (or the Property of the Person acquired) in such Acquisition is used or useful in the same or a similar line of business as the Company and its Subsidiaries were engaged in on the Closing Date or any business substantially related or incidental thereto (or any reasonable extensions or expansions thereof), (ii) in the case of an Acquisition of the Capital Stock of another Person, the board of directors (or other comparable governing body) or shareholders (or comparable equity owners) of such other Person shall have duly approved such Acquisition, (iii) the Company shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect to such Acquisition on a Pro Forma Basis, the Loan Parties would be in compliance with the financial covenants set forth in Section 8.11(a) and (b) as of the most recent fiscal quarter for which the Company has delivered financial statements pursuant to Section 7.01(a) or (b), (iv) immediately after giving effect to such Acquisition, the Company shall have at least $100,000,000 of (a) availability existing under the Aggregate Revolving Commitments and/or (b) unrestricted cash or Cash Equivalents on its balance sheet, and (v) no Default or Event of Default exists immediately prior to and immediately after giving effect to such Acquisition.

“Permitted Liens” means, at any time, Liens in respect of Property of the Company or any of its Subsidiaries permitted to exist at such time pursuant to the terms of Section 8.01.

“Permitted Receivables Financing” means any one or more receivables financings in which the Company or any Subsidiary (a) conveys or sells any accounts (as defined in the Uniform Commercial Code as in effect in the State of New York), payment intangibles (as defined in the Uniform Commercial Code as in effect in the State of New York), notes receivable, rights to future lease payments or residuals, including all “claims” as defined in Section 101(5) of Title 11 of the United States Code, as amended, and any and all rights to receive principal, interest and other amounts in respect of such claims (collectively, together with certain property relating thereto and the right to collections thereon and any proceeds thereof, being the “Transferred Assets”) to any Person that is not a Subsidiary or Affiliate of the Company (with respect to any such transaction, the “Receivables Financier”), (b) borrows from such Receivables Financier and secures such borrowings by a pledge of such Transferred Assets and/or (c) otherwise finances its acquisition of such Transferred Assets and, in connection therewith, conveys an interest in such Transferred Assets to the Receivables Financier; provided that (A) the aggregate Attributed Principal Amount for all such financings (excluding, however, any supply chain financings initiated by a customer of the Company or one of its Subsidiaries and consisting of a conveyance or sale of Transferred Assets by the Company or any Subsidiary to any Receivables Financier in exchange for substantially contemporaneous payment to the Company or such Subsidiary for such Transferred Assets pursuant to a limited recourse supply chain financing arrangement on standard market terms) shall not at any time exceed $300,000,000 and (B) such financings shall not involve any recourse to the Company or any Subsidiary for any reason other than (w) repurchases of non-eligible assets, (x) indemnifications for losses or dilution other than credit losses related to the Transferred Assets, (y) any obligations not constituting Indebtedness under servicing arrangements for the receivables or (z) representations, warranties, covenants, indemnities and guarantees of performance entered into by the Company or any Subsidiary which the Company has determined in good faith to be customary in a receivables financing, including absorbing dilution amounts.

“Permitted Subordinated Indebtedness” means unsecured Indebtedness of the Company or any Subsidiary issued subsequent to the Closing Date so long as (a) any such Indebtedness has a final maturity date no earlier than six (6) months following the Maturity Date, (b) any such Indebtedness does not contain (i) any financial maintenance covenants (or defaults having the same effect as a financial maintenance covenant) or (ii) any specific cross-default provisions expressly referring to this Agreement or any other Loan Document, (c) any such Indebtedness is expressly subordinated in right of payment to the prior payment of the Obligations on terms and conditions and evidenced by documentation reasonably satisfactory to the Administrative Agent, (d) any such Indebtedness does not contain any scheduled amortization, mandatory redemption or sinking fund provisions or similar provisions prior to the date six (6) months after the Maturity Date and (e) the covenants and default provisions contained in such Indebtedness shall be no more restrictive on the Company and its Subsidiaries than the covenants and default provisions contained in this Agreement or any other Loan Document.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan), maintained for employees of the Company or any ERISA Affiliate or any such Plan to which the Company or any ERISA Affiliate is required to contribute on behalf of any of its employees.

“Plan of Reorganization” means any plan of reorganization or plan of liquidation pursuant to any Debtor Relief Law.

“Platform” has the meaning set forth in Section 11.07.

“Pro Forma Basis” means, for purposes of calculating the Consolidated Leverage Ratio (including for purposes of determining the Applicable Rate), that any Acquisition shall be deemed to have occurred as of the first day of the most recent four (4) fiscal quarter period preceding the date of such Acquisition for which the Company has delivered financial statements pursuant to Section 7.01(a) or (b). In connection with the foregoing, (a) income statement items attributable to the Person or Property acquired shall be included to the extent relating to any period applicable in such calculations to the extent (i) such items are not otherwise included in such income statement items for the Company and its Subsidiaries in accordance with GAAP or in accordance with any defined terms set forth in Section 1.01 and (ii) such items are supported by financial statements or other information reasonably satisfactory to the Administrative Agent and (b) any Indebtedness incurred or assumed by the Company or any Subsidiary (including the Person or Property acquired) in connection with such transaction and any Indebtedness of the Person or Property acquired which is not retired in connection with such transaction shall be deemed to have been incurred as of the first day of the applicable period.

“Pro Forma Compliance Certificate” means a certificate of a Responsible Officer of the Company containing reasonably detailed calculation of the Consolidated Leverage Ratio as of the most recent fiscal quarter end for which the Company has delivered financial statements pursuant to Section 7.01(a) or (b) after giving effect to the applicable transaction on a Pro Forma Basis.

“Pro Rata Share” means, as to each Lender at any time, (a) with respect to an Incremental Term Facility, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the ~~amount of the~~ Outstanding Amount of such Lender’s Incremental Term Loan under such Incremental Term Facility at such time and the denominator of which is the ~~amount of~~ Outstanding Amount of the Incremental Term Loans of all the Lenders under such Incremental Term Facility at such time, ~~and~~ (b) with respect to the Revolving Commitments, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Revolving Commitment of such Lender at such time and the denominator of which is the amount of the Aggregate Revolving Commitments at such time, subject to adjustment as provided in Section 2.15, and (c) with respect to the Delayed Draw Term Loan a fraction (expressed as a percentage, carried out to the ninth decimal place), (x) if the Delayed Draw Term Loan has not been funded, the numerator of which is the amount of the Delayed Draw Term Loan Commitment of such Lender at such time and the denominator of which is the amount of the aggregate amount of Delayed Draw Term Loan Commitments at such time and (y) if the Delayed Draw Term Loan has been funded, the numerator of which is the Outstanding Amount of such Lender’s Delayed Draw Term Loans at such time and the denominator of which is the Outstanding Amount of the Delayed Draw Term Loans of all the Lenders at such time; provided that if the commitment of each Lender to make Revolving Loans and the obligation of each L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 9.02, then the Pro Rata Share of each Lender shall be determined based on the Pro Rata Share of such Lender immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to the terms hereof. The initial Pro Rata Share of each Lender is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

“Property” means any interest of any kind in any property or asset, whether real, personal or mixed, or tangible or intangible.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Public Lender” has the meaning set forth in Section 11.07.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” has the meaning specified in Section 11.25.

“Qualified ECP Guarantor” means at any time each Loan Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Rate Determination Date” means, with respect to any Interest Period, two (2) Business Days prior to the commencement of such Interest Period (or such other day as is generally treated as the rate fixing day by market practice in such interbank market, as reasonably determined by the Administrative Agent; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, then “Rate Determination Date” means such other day as otherwise reasonably determined by the Administrative Agent).

“Receivables Financier” has the meaning specified in the definition of Permitted Receivables Financing in Section 1.01.

“Recipient” means the Administrative Agent, any Lender, any L/C Issuer or any other recipient of any payment to be made by or on account of any Obligation hereunder, as applicable.

“Register” has the meaning set forth in Section 11.06(c).

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees and advisors of such Person and of such Person’s Affiliates.

~~“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York for the purpose of recommending a benchmark rate to replace LIBOR in loan agreements similar to this Agreement.~~

“Relevant Governmental Body” means (a) with respect to Loans denominated in Dollars, the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto, (b) with respect to Loans denominated in Sterling, the Bank of England, or a committee officially endorsed or convened by the Bank of England or, in each case, any successor thereto, (c) with respect to Loans denominated in Euros, the European Central Bank, or a committee officially endorsed or convened by the European Central Bank or, in each case, any successor thereto, (d) with respect to Loans denominated in Yen, the Bank of Japan, or a committee officially endorsed or convened by the Bank of Japan or, in each case, any successor thereto, and (e) with respect to Loans denominated in any other Agreed Currency, (i) the central bank for the currency in which such Loan is denominated or any central bank or other supervisor which is responsible for supervising either (A) such Successor Rate or (B) the administrator of such Successor Rate or (ii) any working group or committee officially endorsed or convened by (A) the central bank for the currency in which such Successor Rate is denominated, (B) any central bank or other supervisor that is responsible for supervising either (1) such Successor Rate or (2) the administrator of such Successor Rate, (C) a group of those central banks or other supervisors or (D) the Financial Stability Board or any part thereof.

“Relevant Rate” means with respect to any Credit Extension denominated in (a) Dollars, LIBOR, (b) Sterling, SONIA, (c) Euros, EURIBOR, (d) Canadian Dollars, the CDOR Rate, (e) Australian dollars, BBSY, and (f) Yen, TIBOR, as applicable.

“Removal Effective Date” has the meaning set forth in Section 10.07(b).

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the thirty-day notice period has been waived.

“Request for Credit Extension” means (a) with respect to a Borrowing or the conversion or continuation of Loans (other than a Swing Line Loan), a Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice, or in the event that an “auto borrow” or “zero balance” or similar arrangement shall be in place with the applicable Swing Line Lender, such form of request required by such alternative notice arrangements.

“Required Lenders” means, at any time, any combination of Lenders holding in the aggregate more than fifty percent (50%) of the Total Credit Exposures of all Lenders at such time. The Total Credit Exposure of any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders; provided, that the amount of any participation in any Swing Line Loan and Unreimbursed Amounts that such Defaulting Lender has failed to fund that have not been reallocated to and funded by another Lender shall be deemed to be held by the Lender that is the applicable Swing Line Lender or L/C Issuer, as the case may be, in making such determination.

“Required Revolving Lenders” means, at any time, any combination of Lenders holding in the aggregate more than fifty percent (50%) of the Total Revolving Credit Exposures of all Lenders at such time. The Total Revolving Credit Exposure of any Defaulting Lender shall be excluded for purposes of making a determination of Required Revolving Lenders; provided, that the amount of any participation in any Swing Line Loan and Unreimbursed Amounts that such Defaulting Lender has failed to fund that have not been reallocated to and funded by another Lender shall be deemed to be held by the Lender that is the applicable Swing Line Lender or L/C Issuer, as the case may be, in making such determination.

“Resignation Effective Date” has the meaning set forth in Section 10.07(a).

“Rescindable Amount” has the meaning set forth in Section 2.12(e).

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” means the chief executive officer, president, chief financial officer, chief accounting officer, treasurer, assistant treasurer, general counsel, secretary or assistant secretary or, with respect to any Australian Borrower or the Canadian Borrower, a director, of a Loan Party, and solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. To the extent requested by the Administrative Agent, each Responsible Officer will provide an incumbency certificate and to the extent requested by the Administrative Agent, appropriate authorization documentation, in form and substance reasonably satisfactory to the Administrative Agent.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other Property) with respect to any Capital Stock of the Company or any Subsidiary, or any payment (whether in cash, securities or other Property), including any sinking fund or similar deposit, on account of the purchase, redemption, repurchase, retirement, acquisition, cancellation or termination of any such Capital Stock or of any option, warrant or other right to acquire any such Capital Stock.

“Revaluation Date” means (a) with respect to any Revolving Loan or Swing Line Loan, each of the following: (i) each date of a Borrowing of ~~a Eurocurrency Rate~~an Alternative Currency Loan or Swing Line Loan denominated in an Alternative Currency, (ii) each date of a continuation of ~~a Eurocurrency Rate Loan denominated in~~ an Alternative Currency Term Rate Loan pursuant to Section 2.02, and (iii) such additional dates as the Administrative Agent or applicable Swing Line Lender shall reasonably determine or the Required Revolving Lenders shall reasonably require; and (b) with respect to any Letter of Credit, each of the following: (i) each date of issuance of a Letter of Credit denominated in an Alternative Currency, (ii) each date of an amendment of any such Letter of Credit having the effect of increasing the amount thereof (solely with respect to the increased amount), (iii) each date of any payment by the applicable L/C Issuer under any Letter of Credit denominated in an Alternative Currency, and (iv) such additional dates as the Administrative Agent or the applicable L/C Issuer shall reasonably determine or the Required Revolving Lenders shall reasonably require.

“Revolving Commitment” means, as to each Lender, its obligation to (a) make Revolving Loans to the Borrowers pursuant to Section 2.01, (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Revolving Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be reduced or increased from time to time in accordance with this Agreement.

“Revolving Exposure” means, as to any Lender at any time, the aggregate principal amount of such Lender’s (a) outstanding Revolving Loans at such time, plus (b) participation in L/C Obligations at such time, plus (c) participation in Swing Line Loans at such time.

“Revolving Loan” has the meaning specified in Section 2.01(a).

“Revolving Note” has the meaning specified in Section 2.11(a).

“S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global Inc., and any successor thereto.

“Sale and Leaseback Transaction” means, with respect to the Company or any Subsidiary, any arrangement, directly or indirectly, with any Person whereby the Company or such Subsidiary shall sell or transfer any Property, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such Property or other Property that it intends to use for substantially the same purpose or purposes as the Property being sold or transferred.

“Same Day Funds” means (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Alternative Currency, same day or other funds as may be reasonably determined by the Administrative Agent or the applicable L/C Issuer, as the case may be, to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency.

“Sanction(s)” means any international economic sanction administered or enforced by the United States Government, including OFAC, the United Nations Security Council, the European Union or Her Majesty’s Treasury.

“Scheduled Unavailability Date” has the meaning specified in Section ~~3.07~~3.03(c)(ii).

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

~~“Secured Party Designation Notice” means a notice from any Lender or an Affiliate of a Lender substantially in the form of Exhibit H.~~

~~“Secured Swap Agreement” means any Swap Contract that is entered into by and between any Loan Party or any Domestic Subsidiary (other than any Fund Entity) and any Swap Bank with respect to such Swap Contract. For the avoidance of doubt, a holder of Obligations in respect of Secured Swap Agreements shall be subject to the last paragraph of Section 9.03 and Section 10.10.~~

~~“Secured Treasury Management Agreement” means any Treasury Management Agreement that is entered into by and between any Loan Party or any Domestic Subsidiary (other than any Fund Entity) and any Treasury Management Bank with respect to such Treasury Management Agreement. For the avoidance of doubt, a holder of Obligations in respect of Secured Treasury Management Agreements shall be subject to the last paragraph of Section 9.03 and Section 10.10.~~

“Securitization Transaction” means any financing transaction or series of related financing transactions (including factoring arrangements) pursuant to which the Company or any Subsidiary may sell, convey or otherwise transfer, or grant a security interest in, accounts, payments, receivables, rights to future lease payments or residuals or similar rights to payment to a special purpose subsidiary or affiliate of the Company that is not a Loan Party.

“Senior Notes” means (a) the 2.900% Senior Notes of the Company due 2030 issued pursuant to the Senior Note Indenture and any registered notes issued by the Company in exchange for, and as contemplated by, such notes with substantially identical terms as such notes~~.~~ and (b) the 0.950% Senior Notes of the Company due 2024, the 2.350% Senior Notes of the Company due 2032 and the 3.050% Senior Notes of the Company due 2041 issued pursuant to the Senior Note Indenture and any registered notes issued by the Company in exchange for, and as contemplated by, such respective notes with substantially identical terms as such notes, respectively.

“Senior Note Indenture” means any indenture or similar agreement pursuant to which the Senior Notes are issued as in effect on the date hereof and thereafter as amended, amended and restated, supplemented or otherwise modified from time to time to the extent permitted under the Loan Documents.

“Significant Subsidiary” means ~~any~~a Subsidiary~~, the Net Worth of which represents more than ten percent (10%) of Consolidated Net Worth.~~ of the Company (other than a Fund Entity) that as of such time meets the definition of a “significant subsidiary” contained as of the date hereof in Regulation S-X of the SEC (based upon and as of the date of delivery of the most recent consolidated financial statements of the Company furnished pursuant to Section 7.01).

“Sixth Amendment Effective Date” means September 22, 2020.

~~“SOFR” means, with respect to any day, the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator) on the Federal Reserve Bank of New York’s website (or any successor source) and~~, ~~in each case, that has been selected or recommended by the Relevant Governmental Body.~~

“~~SOFR-Based Rate” means SOFR or Term~~SOFR” has the meaning specified in the definition of Daily SOFR.

“SOFR Early Opt-in” means the Administrative Agent and the Company have elected to replace LIBOR pursuant to (a) an Early Opt-in Election, (b) Section 3.03(b)(i), and (c) clause (a) of the definition of “Benchmark Replacement”.

“Solvent” or “Solvency” means, with respect to any Person as of a particular date, that on such date (a) such Person is able to pay its debts and other liabilities, contingent obligations and other commitments as they mature in the ordinary course of business, (b) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature in their ordinary course, (c) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person’s Property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged or is to engage, (d) the fair value of the Property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person and (e) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“SONIA” means, with respect to any applicable determination date, the Sterling Overnight Index Average Reference Rate published on the fifth (5th) Business Day preceding such date on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time); provided, that, if such determination date is not a Business Day, SONIA means such rate that applied on the first (1st) Business Day immediately prior thereto.

“SONIA Adjustment” means, with respect to SONIA, 0.0326% (3.26 basis points).

“Special Notice Currency” means at any time an Alternative Currency, other than the currency of a country that is a member of the Organization for Economic Cooperation and Development at such time located in North America or Europe.

“Specified Loan Party” means any Loan Party that is not, at the applicable time, an “eligible contract participant” under the Commodity Exchange Act.

~~“Spot Rate” for a currency means the rate reasonably determined by the Administrative Agent or the applicable L/C Issuer, as applicable, to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two (2) Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent or the applicable L/C Issuer may obtain such spot rate from another financial institution reasonably designated by the Administrative Agent or the applicable L/C Issuer if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency; and provided further that the applicable L/C Issuer may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letter of Credit denominated in an Alternative Currency.~~

“Specified Representations” means those representations and warranties (a) in each case with respect to the Company, set forth in Sections 6.01, 6.02 with respect to the Ninth Amendment and the Loan Documents delivered by the Company pursuant thereto (other than clauses (b) and (c)), and 6.04 with respect to the Ninth Amendment and the Loan Documents delivered by the Company pursuant thereto and (b) set forth in Sections 6.07 (limited to Events of Default under Sections 9.01(a) or (g)), 6.14, 6.18 (after giving effect to the Blattner Acquisition), 6.21 with respect to the use of proceeds of the Delayed Draw Term Loans and the Acquisition Revolving Loan and 6.23 with respect to the use of proceeds of the Delayed Draw Term Loans and the Acquisition Revolving Loan.

“Sterling” and “£” mean the lawful currency of the United Kingdom.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of Capital Stock having ordinary voting power for the election of directors or other governing body (other than Capital Stock having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Company; provided that, for purposes of this Agreement, no Investment Fund shall be considered a “Subsidiary” of the Company.

“ Successor Rate” has the meaning specified in Section 3.03(c).

“Supported QFC” has the meaning specified in Section 11.25.

“Surety” means (i) Federal~~, AIG~~ and Liberty Mutual, and each of their affiliates and subsidiaries and any other companies writing bonds for which the applicable Underwriting Agreement is consideration (and other companies from whom such Person procures bonds for the Principal (as defined in the applicable Underwriting Agreement)), and their co-sureties and reinsurers, and their respective successors and permitted assigns or (ii) any Person (together with its affiliates and subsidiaries and other companies writing bonds for which an Underwriting Agreement is consideration (and other companies from whom such Person procures bonds for the Principal (as defined in the applicable Underwriting Agreement))) who replaces or supplements the Persons identified in clause (i) above under the applicable Surety Credit Documents as executor or procurer of bonds pursuant to such Surety Credit Documents, and their co-sureties and reinsurers, and their respective successors and permitted assigns.

“Surety Credit Documents” means, with respect to any Underwriting Agreement, such Underwriting Agreement and each document entered into in connection therewith.

“Swap Bank” means (a) any Person that is a Lender or an Affiliate of a Lender at the time that it becomes a party to a Swap Contract with any Loan Party or any Domestic Subsidiary (other than any Fund Entity) and (b) any Lender or Affiliate of a Lender that is party to a Swap Contract with any Loan Party or any Domestic Subsidiary (other than any Fund Entity) in existence on the Closing Date.

“Swap Contract” means any and all (a) rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any ~~master agreement~~Master Agreement, and (b) transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Obligations” means with respect to the Guarantor any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

“Swing Line Lender” means the Domestic Swing Line Lender, the Australian Swing Line Lender or the Canadian Swing Line Lender, or all three, as appropriate.

“Swing Line Loan” means a Domestic Swing Line Loan, an Australian Swing Line Loan or a Canadian Swing Line Loan, or all three, as appropriate.

“Swing Line Loan Notice” means a notice of a Borrowing of Swing Line Loans pursuant to Section 2.04(b), which shall be substantially in the form of Exhibit B or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent) and reasonably acceptable to the Company, appropriately completed and signed by a Responsible Officer of the applicable Borrower.

“Swing Line Note” means a Domestic Swing Line Note, an Australian Swing Line Note or a Canadian Swing Line Note, or all three, as appropriate.

“Swing Line Sublimit” means the Domestic Swing Line Sublimit, the Australian Swing Line Sublimit or the Canadian Swing Line Sublimit, or all three, as appropriate.

“Synthetic Lease” means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing arrangement whereby the arrangement is considered borrowed money indebtedness for tax purposes but is classified as an operating lease or does not otherwise appear on the balance sheet under GAAP.

“TARGET2” means the Trans-European Automated Real-time Gross settlement Express Transfer payment system which utilizes a single shared platform and which was launched on November 19, 2007.

“TARGET Day” means any day on which TARGET2 (or, if such payment system ceases to be operative, such other payment system, if any, reasonably determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term SOFR” means, for the applicable corresponding tenor (or if any Available Tenor of a Benchmark does not correspond to an Available Tenor for the applicable Benchmark Replacement, then the closest corresponding Available Tenor and if such Available Tenor corresponds equally to two (2) Available Tenors of the applicable Benchmark Replacement, then the corresponding tenor of the shorter duration shall be applied), the forward-looking term rate ~~for any period that is approximately (as reasonably determined by the Administrative Agent) as long as any of the Interest Period options set forth in the definition of “Interest Period” and that is~~ based on SOFR ~~and~~ that has been selected or recommended by the Relevant Governmental Body~~, in each case as published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion~~.

“Threshold Amount” means $~~150,000,000~~300,000,000 .

“Total Credit Exposure” means, as to any Lender at any time, (a) the unused Commitments of such Lender at such time, plus (b) the Revolving Exposure of such Lender at such time, plus (c) the Outstanding Amount of all Delayed Draw Term Loans and Incremental Term Loans of such Lender at such time.

“Total Revolving Credit Exposure” means, as to any Lender at any time, (a) the unused Revolving Commitment of such Lender at such time, plus (b) the Revolving Exposure of such Lender at such time.

“Total Revolving Outstandings” means the aggregate Outstanding Amount of all Revolving Loans, all Swing Line Loans and all L/C Obligations.

“Trade Date” has the meaning specified in Section 11.06(g)(i).

“Transactions” means, collectively, the Blattner Acquisition, the Borrowing of the Delayed Draw Term Loans and the Borrowing of the Acquisition Revolving Loan.

“Transferred Assets” has the meaning specified in the definition of Permitted Receivables Financing in Section 1.01.

“Treasury Management Agreement” means any agreement governing the provision of treasury or cash management services, including deposit accounts, overdraft, credit purchasing or debit card, funds transfer, automated clearinghouse, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services and other cash management services.

“Treasury Management Bank” means (a) any Person that is a Lender or an Affiliate of a Lender at the time that it becomes a party to a Treasury Management Agreement with any Loan Party or any Domestic Subsidiary (other than any Fund Entity) and (b) any Lender or Affiliate of a Lender that is a party to a Treasury Management Agreement with any Loan Party or any Domestic Subsidiary (other than any Fund Entity) in existence on the Closing Date.

“Type” means, with respect to ~~any~~a Loan, its character as a Base Rate Loan ~~or~~, a ~~Eurocurrency~~LIBOR Rate Loan, an Alternative Currency Daily Rate Loan or an Alternative Currency Term Rate Loan.

“UCP” means the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce Publication No. 600 (or such later version thereof as may be in effect at the time of issuance) as supplemented by the ICC Publication 639.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Underwriting Agreement” means (a) that certain Underwriting, Continuing Indemnity and Security Agreement, dated as of March 14, 2005, by and among the Company, certain Subsidiaries and Affiliates of the Company identified therein and Federal, as amended by (i) the Joinder Agreement and Amendment to Underwriting, Continuing Indemnity and Security Agreement, dated as of November 28,

2006, among AIG, Federal, the Company and the other Indemnitors identified therein, (ii) the Second Amendment to Underwriting, Continuing Indemnity and Security Agreement, dated as of January 9, 2008, among AIG, Federal, the Company and the other Indemnitors identified therein, (iii) the Joinder and Third Amendment to Underwriting, Continuing Indemnity and Security Agreement, dated as of December 19, 2008, among AIG, Federal, the Company and the other Indemnitors identified therein, (iv) the Joinder Agreement and Fourth Amendment to Underwriting, Continuing Indemnity and Security Agreement, dated as of March 31, 2009, among AIG, Liberty Mutual, Federal, the Company and the other Indemnitors identified therein, (v) the Joinder Agreement and Fifth Amendment to Underwriting, Continuing Indemnity and Security Agreement, dated as of May 17, 2012, among Federal, Liberty Mutual, AIG, the Company and the other Indemnitors identified therein, (vi) the Sixth Amendment to Underwriting, Continuing Indemnity and Security Agreement, dated as of December 3, 2012, among Federal, AIG, Liberty Mutual, the Company and the other Indemnitors identified therein ~~and~~, (vii) the Seventh Amendment to Underwriting, Continuing Indemnity and Security Agreement, dated as of August 4, 2015, among Federal, AIG, Liberty Mutual, the Company and the other Indemnitors identified therein and (viii) the Eighth Amendment to Underwriting, Continuing Indemnity and Security Agreement, dated as of September 22, 2020, among Federal, AIG, Liberty Mutual, the Company and the other Indemnitors identified therein, and as further amended from time to time in accordance with the terms hereof and thereof, or (b) any additional or replacement Underwriting, Continuing Indemnity and Security Agreement or other indemnity agreement by and among the Company and the applicable Surety containing terms that are either (1) not materially more adverse to the Lenders than the terms of the Underwriting Agreement described in clause (a) above or (2) satisfactory to the Administrative Agent in the sole discretion of the Administrative Agent, as amended or modified from time to time in accordance with the terms hereof and thereof.

“United States” and “U.S.” mean the United States of America.

“Unreimbursed Amount” has the meaning set forth in Section 2.03(c).

“Updated Pro Forma Financial Statements” has the meaning specified in Section 5.03(j).

“Updated Quarterly Financial Statements” has the meaning specified in Section 5.03(j).

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Internal Revenue Code.

“U.S. Special Resolution Regimes” has the meaning specified in Section 11.25.

“U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(e)(ii)(B)(3).

“Voting Stock” means, with respect to any Person, Capital Stock issued by such Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

“Wholly Owned Subsidiary” means any Person 100% of whose Capital Stock is at the time owned by the Company directly or indirectly through other Persons 100% of whose Capital Stock is at the time owned, directly or indirectly, by the Company, other than, in the case of any Foreign Subsidiary, with respect to any directors’ qualifying shares.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

Section 1.02 Other Interpretive Provisions.

With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including the Loan Documents and any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, amended and restated, modified, extended, restated, replaced or supplemented from time to time (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Preliminary Statements, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Preliminary Statements, Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory rules, regulations, orders and provisions consolidating, amending, replacing or interpreting such law and any reference to any law, rule or regulation shall, unless otherwise specified, refer to such law, rule or regulation as amended, modified, extended, restated, replaced or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

(c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

(d) Any reference herein to a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company or a partnership, or an allocation of assets to a series of a limited liability company or a partnership (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company or a partnership shall constitute a separate Person hereunder (and each division of any limited liability company or partnership that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).

Section 1.03 Accounting Terms.

(a) Except as otherwise specifically prescribed herein, all accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations except as expressly provided herein) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP.

(b) If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Company or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Company shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Company shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Without limiting the foregoing, leases shall continue to be classified and accounted for on a basis consistent with that reflected in the Audited Financial Statements for all purposes of this Agreement, notwithstanding any change in GAAP relating thereto, unless the parties hereto shall enter into a mutually acceptable amendment addressing such changes, as provided for above.

(c) Notwithstanding the above, the parties hereto acknowledge and agree that all calculations of the Consolidated Leverage Ratio (including for purposes of determining the Applicable Rate) shall be made on a Pro Forma Basis.

(d) Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Company and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded; provided however, (x) that in regards to Indebtedness consisting of Swap Contracts, the amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date, and (y) the amount of any Guarantee shall be the amount of the Indebtedness subject to such Guarantee.

Section 1.04 Rounding.

Any financial ratios required to be maintained by the Company pursuant to this Agreement shall be carried to two decimal places and shall be calculated by dividing the appropriate component by the other component, carrying the result to three decimal places and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

Section 1.05 References to Agreements and Laws.

Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.

Section 1.06 Times of Day.

Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

Section 1.07 Letter of Credit Amounts.

Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Equivalent of the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the Dollar Equivalent of the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

Section 1.08 [Reserved].

Section 1.09 Exchange Rates; Currency Equivalents.

(a) The Administrative Agent or the applicable L/C Issuer, as applicable, shall reasonably determine the ~~Spot Rates as of each Revaluation Date to be used for calculating~~ Dollar Equivalent amounts of Credit Extensions and Outstanding Amounts denominated in Alternative Currencies. Such ~~Spot Rates~~Dollar Equivalents shall become effective as of such Revaluation Date and shall be the ~~Spot Rates employed in converting any~~Dollar Equivalent of such amounts ~~between the applicable currencies~~ until the next Revaluation Date to occur. Except for purposes of financial statements delivered by Loan Parties hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent or the applicable L/C Issuer, as applicable. The Administrative Agent shall promptly notify the Company of the occurrence of each Revaluation Date.

(b) Wherever in this Agreement in connection with a Borrowing, conversion, continuation or prepayment of ~~a Eurocurrency Rate~~an Alternative Currency Loan or Swing Line Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Borrowing~~, Eurocurrency Rate Loan~~, Swing Line Loan or Letter of Credit is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency, ~~with 0.5 of a unit being~~ rounded upward~~)~~ to the nearest 1000 units), as reasonably determined by the Administrative Agent or the L/C Issuers, as the case may be.

(c) For purposes of determining compliance under any covenant in this Agreement, any amount in any currency other than Dollars will be converted to Dollars in a manner consistent with that used in calculating Consolidated Net Income in the annual financial statements of the Company and its Subsidiaries delivered pursuant to Section 7.01. Notwithstanding the foregoing, for purposes of determining compliance with Sections 8.01, 8.02 and 8.03, with respect to any amount of Indebtedness or Investment in any currency other than Dollars, no breach of any basket, exception or similar provision contained in such Sections shall be deemed to have occurred solely as a result of changes in rates of exchange occurring after the time such Indebtedness or Investment is incurred.

Section 1.10 Additional Alternative Currencies.

(a) The Company may from time to time request that ~~Eurocurrency Rate~~Alternative Currency Loans be made under the Aggregate Revolving Commitments and/or Letters of Credit be issued in a currency other than those specifically listed in the definition of “Alternative Currency~~;~~”; provided that ~~(i)~~ such requested currency is ~~a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars and (ii) such requested currency shall only be treated as a “LIBOR Quoted Currency” to the extent that there is a published LIBOR rate for such currency~~an Eligible Currency. In the case of any such request with respect to the making of ~~Eurocurrency Rate~~Alternative Currency Loans, such request shall be subject to the approval of the Administrative Agent and ~~the Lenders that would be obligated to make Loans denominated in such requested currency~~each applicable Lender; and in the case of any such request with respect to the issuance of Letters of Credit, such request shall be subject to the approval of the Administrative Agent and the applicable L/C Issuer.

(b) ~~In the case of any such request pertaining to Eurocurrency Rate Loans,~~Any such request shall be made to the Administrative Agent not later than 11:00 a.m., fifteen (15) Business Days prior to the date of the desired Credit Extension (or such later time or date as may be agreed by the Administrative Agent ~~in its sole discretion). In~~and, in the case of any such request pertaining to Letters of Credit, ~~such request shall be made to the Administrative Agent not later than 11:00 a.m., ten (10) Business Days prior to the date of the desired Credit Extension (or such later time or date as may be agreed by the Administrative Agent and~~ the applicable L/C Issuer, in its or their sole discretion). In the case of any such request pertaining to ~~Eurocurrency Rate~~Alternative Currency Loans, the Administrative Agent shall promptly notify each applicable Lender thereof; and in the case of any such request pertaining to Letters of Credit, the Administrative Agent shall promptly notify the ~~applicable~~ L/C ~~Issuer~~Issuers thereof. Each applicable Lender (in the case of any such request pertaining to ~~Eurocurrency Rate Loans~~Alternative Currency Loans) or the L/C Issuers (in the case of a request pertaining to Letters of Credit) shall notify the Administrative Agent, not later than 11:00 a.m., seven (7) Business Days after receipt of such request whether it consents, in its sole discretion, to the making of ~~Eurocurrency Rate Loans in such requested currency. The applicable L/C Issuer (in the case of a request pertaining to Letters of Credit) shall notify the Administrative Agent, not later than 11:00 a.m., five (5) Business Days after receipt of such request whether it consents, in its sole discretion, to~~Alternative Currency Loans or the issuance of Letters of Credit, as the case may be, in such requested currency.

(c) Any failure by a Lender or the applicable L/C Issuer, as the case may be, to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Lender or the applicable L/C Issuer, as the case may be, to permit ~~Eurocurrency Rate~~Alternative Currency Loans to be made or Letters of Credit to be issued in such requested currency ~~pursuant to such request~~. If the Administrative Agent and all the Lenders ~~that would be obligated to make Credit Extensions denominated in such~~

~~requested currency~~ consent to making ~~Eurocurrency Rate~~Alternative Currency Loans in such requested currency and the Administrative Agent and such Lenders reasonably determine that an appropriate interest rate is available to be used for such requested currency, the Administrative Agent shall so notify the Company and (i) the Administrative Agent ~~and~~, such Lenders and the Company may amend the definition of ~~Eurocurrency Rate for any Non-LIBOR Quoted~~Alternative Currency Daily Rate or Alternative Currency Term Rate to the extent ~~reasonably~~ necessary to add the applicable ~~Eurocurrency Rate~~rate for such currency and any applicable adjustment for such rate and (ii) to the extent the definition of ~~Eurocurrency Rate reflects the appropriate interest rate for such currency or~~Alternative Currency Daily Rate or Alternative Currency Term Rate, as applicable, has been amended to reflect the appropriate rate for such currency, such currency shall thereupon be deemed for all purposes to be an Alternative Currency ~~hereunder (and either a LIBOR Quoted Currency or a Non-LIBOR Quoted Currency, as applicable)~~ for purposes of any Borrowings of ~~Eurocurrency Rate~~Alternative Currency Loans~~; and if~~. If the Administrative Agent and the ~~applicable~~ L/C ~~Issuer~~Issuers consent to the issuance of Letters of Credit in such requested currency, the Administrative Agent shall so notify the Company and (A) the Administrative Agent ~~and~~, the L/C Issuers and the Company may amend the definition of ~~Eurocurrency Rate for any Non-LIBOR Quoted~~Alternative Currency Daily Rate or Alternative Currency Term Rate, as applicable, to the extent ~~reasonably~~ necessary to add the applicable ~~Eurocurrency Rate~~rate for such currency and any applicable adjustment for such rate and (B) to the extent the definition of ~~Eurocurrency Rate reflects the appropriate interest rate for such currency or~~Alternative Currency Daily Rate or Alternative Currency Term Rate, as applicable, has been amended to reflect the appropriate rate for such currency, ~~and~~ such currency shall thereupon be deemed for all purposes to be an Alternative Currency ~~hereunder (and either a LIBOR Quoted Currency or a Non-LIBOR Quoted Currency, as applicable)~~ for purposes of any Letter of Credit issuances. If the Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.10, the Administrative Agent shall promptly so notify the Company.

Section 1.11 Change of Currency.

(a) Each obligation of a Borrower to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the Closing Date shall be redenominated into Euro at the time of such adoption. If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the London interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that if any Borrowing in the currency of such member state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Borrowing, at the end of the then current Interest Period.

(b) Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent, after providing notice to the Company, may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro.

(c) Each provision of this Agreement also shall be subject to such reasonable changes of construction as the Administrative Agent, after providing notice to the Company, may from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant market conventions or practices relating to the change in currency.

Section 1.12 Limitation on Obligations of Foreign Obligors.

Notwithstanding anything set forth in this Agreement or any other Loan Document to the contrary, no Foreign Obligor and/or Foreign Subsidiary shall at any time be liable, directly or indirectly, for any portion of the Obligations of the Domestic Obligors, including, without limitation, any interest, fees or indemnity payments payable by any Domestic Obligor hereunder (and the Domestic Obligors are solely liable for such Obligations), and no property of any Foreign Obligor and/or Foreign Subsidiary shall at any time serve, directly or indirectly, as any type of collateral or security for any portion of the Obligations of the Domestic Obligors. For the avoidance of doubt, for purposes of this Section 1.12, (a) QSI Finance II (Australia) Pty Ltd and QSI Finance X (Canada) ULC shall be considered Domestic Obligors and (b) the term “Foreign Subsidiary” shall include any entity that is considered a “controlled foreign corporation” within the meaning of Section 957 of the Internal Revenue Code and any entity owned in whole or in part directly or indirectly by such controlled foreign corporation.

Section 1.13 Rates.

The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “~~Eurocurrency~~Alternative Currency Daily Rate”, “Alternative Currency Term Rate”, “LIBOR Rate” or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any ~~of~~ such rate (including any ~~LIBOR~~Benchmark Replacement and any Successor Rate) or the effect of any of the foregoing, or of any ~~LIBOR Successor Rate~~Benchmark Replacement Conforming Changes or Alternative Currency Conforming Changes.

ARTICLE II

THE COMMITMENTS AND CREDIT EXTENSIONS

Section 2.01 ~~Revolving~~ Loans.

(a) Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans (each such loan, a “Revolving Loan”) to the Borrowers in Dollars or in one or more Alternative Currencies from time to time on any Business Day during the Availability Period in an aggregate principal amount not to exceed at any time outstanding the amount of such Lender’s Revolving Commitment; provided, however, that after giving effect to any Borrowing of Revolving Loans, (i) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments, (ii) the aggregate Outstanding Amount of the Revolving Loans of any Lender, plus such Lender’s Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Revolving Commitment, (iii) the aggregate Outstanding Amount of all Revolving Loans denominated in an Alternative Currency plus the aggregate Outstanding Amount of all Swing Line Loans denominated in an Alternative Currency plus the aggregate Outstanding Amount of all L/C Obligations denominated in an Alternative Currency shall not exceed the Alternative Currency Sublimit and (iv) the aggregate Outstanding Amount of all Revolving Loans made to the Foreign Borrowers plus the aggregate Outstanding Amount of all Swing Line Loans made to the Foreign Borrowers plus the aggregate Outstanding Amount of all L/C Obligations of the

Foreign Borrowers shall not exceed the Foreign Borrower Sublimit. Within the limits of each Lender’s Revolving Commitment, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.01(a), prepay under Section 2.05, and reborrow under this Section 2.01(a). Revolving Loans may be Base Rate Loans ~~or Eurocurrency Rate~~, LIBOR Rate Loans, Alternative Currency Daily Rate Loans or Alternative Currency Term Rate Loans, or a combination thereof, as further provided herein.

(b) Delayed Draw Term Loan Borrowing. Subject to the terms and conditions set forth herein, each Lender severally agrees to make a single loan (each such loan, a “Delayed Draw Term Loan”) to the Company, in Dollars, on the Acquisition Closing Date in an amount not to exceed such Lender’s Delayed Draw Term Loan Commitment. The Borrowing of Delayed Draw Term Loans shall consist of Delayed Draw Term Loans made simultaneously by the Lenders in accordance with their Delayed Draw Term Loan Commitments. Delayed Draw Term Loans repaid or prepaid may not be reborrowed. Delayed Draw Term Loans may be Base Rate Loans or LIBOR Rate Loans, as further provided herein; provided, that, the Borrowing of Delayed Draw Term Loans made on the Acquisition Closing Date shall be made as Base Rate Loans unless the Company delivers a funding indemnity letter to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, not less than three (3) Business Days prior to the date of the Borrowing of the Delayed Draw Term Loans.

Section 2.02 Borrowings, Conversions and Continuations of Loans.

(a) Each Borrowing (other than a Borrowing of Swing Line Loans), each conversion of Loans from one Type to the other, and each continuation of ~~Loans that are Eurocurrency Rate Loans~~a LIBOR Rate Loan or an Alternative Currency Term Rate Loan shall be made upon the applicable Borrower’s irrevocable notice to the Administrative Agent, which may be given by~~:~~ (A) telephone, or (B) a Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Administrative Agent of a Loan Notice. Each such ~~notice~~Loan Notice must be received by the Administrative Agent not later than (i) 1:00 p.m. on the requested date of any Borrowings of Base Rate Loans, (~~i~~ii) 1:00 p.m. three (3) Business Days prior to the requested date of any Borrowing of, conversion to or continuation of~~, Loans that are Eurocurrency~~ LIBOR Rate Loans ~~denominated in Dollars or~~, of any conversion of ~~Loans that are Eurocurrency~~LIBOR Rate Loans ~~denominated in Dollars~~ to Base Rate Loans, and (~~ii~~iii) 1:00 p.m. four (4) Business Days prior to the requested date of any Borrowing ~~or continuation of Eurocurrency Rate Loans denominated in Alternative Currencies, and (iii) on the requested date of any Borrowing of Loans that are Base Rate Loans~~of Alternative Currency Loans or any continuation of Alternative Currency Term Rate Loans (or five (5) Business Days in the case of a Special Notice Currency); provided, however, that if such Borrower wishes to request LIBOR Rate Loans or Alternative Currency Term Rate Loans having an Interest Period other than one (1), three (3) or six (6) months in duration as provided in the definition of “Interest Period,” the applicable notice must be received by the Administrative Agent not later than (i) 1:00 p.m. four (4) Business Days prior to the requested date of such Borrowing, conversion or continuation of LIBOR Rate Loans, or (ii) 1:00 p.m. five (5) Business Days (or six (6) Business Days in the case of a Special Notice Currency) prior to the requested date of such Borrowing, conversion or continuation of Alternative Currency Term Rate Loans, in each case, whereupon the Administrative Agent shall give prompt notice to the applicable Lenders of such request and determine whether the requested Interest Period is acceptable to all of them. In the case of a request pursuant to the proviso in the preceding sentence, not later than (i) 1:00 p.m. three (3) Business Days before the requested date of such Borrowing, conversion or continuation of LIBOR Rate Loans, or

(ii) 1:00 p.m. four (4) Business Days (or five (5) Business Days in the case of a Special Notice Currency) prior to the requested date of such Borrowing, conversion or continuation of Alternative Currency Term Rate Loans, in each case, the Administrative Agent shall notify such Borrower (which notice may be by telephone) whether or not the requested Interest Period has been consented to by all the applicable Lenders. Each Borrowing of, conversion to or continuation of ~~Loans that are Eurocurrency~~LIBOR Rate Loans shall be in a principal amount of ~~(A) if denominated in Dollars,~~ $2,000,000 or a whole multiple of $1,000,000 in excess thereof (or, in connection with any conversion or continuation of an Incremental Term Loan, if less, the entire principal thereof then outstanding)~~,~~ . Each Borrowing of, conversion to or continuation of Loans (~~B~~A) if denominated in Canadian dollars, C$2,000,000 or a whole multiple of C$1,000,000 in excess thereof, (~~C~~B) if denominated in Australian dollars, A$2,000,000 or a whole multiple of A$1,000,000 in excess thereof or (~~D~~C) if the Borrowing is in any other Alternative Currency, the whole multiple of 1,000 units of such Alternative Currency that is nearest to the Alternative Currency Equivalent of $2,000,000 in such Alternative Currency, as reasonably determined by the Borrower, or a whole multiple of 1,000 units of such Alternative Currency that is nearest to the Alternative Currency Equivalent of $1,000,000 in such Alternative Currency, as reasonably determined by the Borrower, in excess thereof. Except as provided in Sections 2.03(c) and 2.04(c), each Borrowing of or conversion to Loans that are Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof (or, in connection with any conversion or continuation of an Incremental Term Loan, if less, the entire principal thereof then outstanding). Each Loan Notice ~~(whether telephonic or written)~~ shall specify (i) whether such Borrower is requesting a Borrowing, a conversion of Loans from one Type to the other, or a continuation of LIBOR Rate Loans ~~that are Eurocurrency~~or Alternative Currency Term Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Loans are to be converted, (v) if applicable, the duration of the Interest Period with respect thereto, ~~and~~ (vi) the currency of the Loans to be borrowed and (vii) whether the Loans to be borrowed are Revolving Loans, the Delayed Draw Term Loans or an Incremental Term Loan. If a Borrower fails to specify a currency in a Loan Notice, then the applicable Loans shall be made in Dollars. If ~~a~~the applicable Borrower fails to specify a Type of a Loan in a Loan Notice or if such Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans; provided, however, that in the case of a failure to timely request a continuation of ~~Loans denominated in an~~ Alternative Currency Term Rate Loans, such Loans shall be continued as ~~Eurocurrency~~Alternative Currency Term Rate Loans in their original currency with an Interest Period of one (1) month. Any such automatic conversion of Loans to Base Rate Loans, shall be effective as of the last day of the Interest Period then in effect with respect to ~~the applicable Eurocurrency Rate~~such Loans. If ~~a~~the applicable Borrower requests a Borrowing of, conversion to, or continuation of ~~Eurocurrency~~LIBOR Rate Loans or Alternative Currency Term Rate Loans in any such Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one (1) month. No Loan may be converted into or continued as a Loan denominated in a different currency, but instead must be repaid in the original currency of such Loan and reborrowed in the other currency. Any Loan Notice received by the Administrative Agent after 1:00 p.m. shall be deemed received on the next following Business Day.

(b) Following receipt of a Loan Notice pursuant to Section 2.02(a), the Administrative Agent shall promptly notify each Lender of the amount (and currency) of its Pro Rata Share of the applicable Loans, and if no timely notice of a conversion or continuation is provided by a Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans or continuation of Loans denominated in a currency other than Dollars, in each case as described in the preceding subsection. In the case of a Borrowing, each Lender shall make the amount of its Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office for the applicable currency not later than 2:00 p.m., in the case of any Loan denominated in Dollars, and not later than the Applicable Time specified by the Administrative Agent in the case of any Loan in an Alternative Currency, in each case on the Business Day specified in the applicable Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 5.02 (and, if such Borrowing is the initial Credit Extension, Section 5.01), the Administrative Agent shall make all funds so received available to the applicable Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of such Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by such Borrower; provided, however, that if, on the date of a Borrowing of Revolving Loans denominated in Dollars, there are L/C Borrowings outstanding, then the proceeds of such Borrowing shall be applied, first, to the payment in full of any such L/C Borrowings, and second, to the applicable Borrower as provided above.

(c) Except as otherwise provided herein, a ~~Eurocurrency~~LIBOR Rate Loan or an Alternative Currency Term Rate Loan may be continued or converted only on the last day of the Interest Period for such ~~Eurocurrency Rate~~ Loan. During the existence of a Default or Event of Default, (i) no Loans may be requested as, converted to or continued as ~~Eurocurrency~~LIBOR Rate Loans and (~~whether in Dollars or any~~ii) no Loans may be requested as, or converted to Alternative Currency~~)~~ Daily Rate Loans or converted to or continued as Alternative Currency Term Rate Loans, without the consent of the Required Lenders.

(d) The Administrative Agent shall promptly notify the applicable Borrower and the applicable Lenders of the interest rate applicable to any Interest Period for ~~Loans that are Eurocurrency~~LIBOR Rate Loans or Alternative Currency Term Rate Loans, as applicable, upon determination of such interest rate. The determination of the ~~Eurocurrency~~LIBOR Rate and Alternative Currency Term Rate by the Administrative Agent shall be conclusive in the absence of manifest error. At any time that ~~Loans that are~~ Base Rate Loans are outstanding, the Administrative Agent shall notify the applicable Borrower and the Lenders of any change in Bank of America’s prime rate used in determining the Base Rate, as applicable, promptly following the public announcement of such change.

(e) After giving effect to all Borrowings, all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, there shall not be more than twelve (12) Interest Periods in effect with respect to Loans (or such greater number of Interest Periods as may be agreed to by the Administrative Agent, in its sole discretion).

(f) Increase in Aggregate Revolving Commitments; Institution of Incremental Term Loans. The Company may at any time after the ~~Sixth~~Ninth Amendment Effective Date, and from time to time, upon prior written notice by the Company to the Administrative Agent, (a) increase the Aggregate Revolving Commitments (but not any Swing Line Sublimit or the Financial Letter of Credit Sublimit) with additional Revolving Commitments from any existing Lender or new Revolving Commitments from any other Person selected by the Company and approved by the Administrative Agent (not to be unreasonably withheld or delayed) (each such increase an “Incremental Revolving Credit Increase”) and/or (b) borrow one or more tranches of term loans (each tranche of term loans incurred pursuant to this

Section 2.02(f) an “Incremental Term Facility”; and each term loan under any Incremental Term Facility, an “Incremental Term Loan”), in each case, as follows; provided that the aggregate amount of all such Incremental Revolving Credit Increases and Incremental Term Loans shall not exceed the Incremental Cap:

(i) Increase in Aggregate Revolving Commitments. The Company may at any time after the ~~Sixth~~Ninth Amendment Effective Date and from time to time, upon prior written notice by the Company to the Administrative Agent, institute one or more Incremental Revolving Credit Increases; provided, that:

(A) any such increase shall be in a minimum principal amount of $10 million (or, if less, the remaining amount of the Incremental Cap) and in integral multiples of $5 million (or, if less, the remaining amount of the Incremental Cap) in excess thereof;

(B) no Default or Event of Default shall be continuing at the time of any such increase;

(C) no existing Lender shall be under any obligation to increase its Revolving Commitment and any such decision whether to increase its Revolving Commitment shall be in such Lender’s sole and absolute discretion;

(D) (1) any new Lender shall join this Agreement by executing such joinder documents reasonably required by the Administrative Agent and/or (2) any existing Lender electing to increase its Revolving Commitment shall have executed a commitment agreement reasonably satisfactory to the Administrative Agent; and

(E) as a condition precedent to such increase, the Company shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the date of such increase (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (1) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (2) in the case of the Company, certifying that, immediately prior to and immediately after giving effect to such increase, (x) the representations and warranties of the Company and each other Loan Party contained in Article VI and the other Loan Documents are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of the date of such increase, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date, and except that for purposes of this Section 2.02(f)(i), the representations and warranties contained in subsections (a) and (b) of Section 6.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01, and (y) no Default or Event of Default exists.

The applicable Borrowers shall prepay any Revolving Loans owing by them and outstanding on the date of any such increase (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to keep the outstanding Revolving Loans ratable with any revised Revolving Commitments arising from any nonratable increase in the Revolving Commitments under this Section 2.02(f)(i).

(ii) Institution of Incremental Term Loans. The Company may at any time after the ~~Sixth~~Ninth Amendment Effective Date and from time to time, upon prior written notice by the Company to the Administrative Agent, institute one or more Incremental Term Facilities; provided, that:

(A) any such Incremental Term Facility shall be in a minimum principal amount of $10 million (or, if less, the remaining amount of the Incremental Cap) and in integral multiples of $5 million (or, if less, the remaining amount of the Incremental Cap) in excess thereof;

(B) no Default or Event of Default shall be continuing at the time of any such institution;

(C) no existing Lender shall be under any obligation to provide an Incremental Term Loan and any such decision whether to provide an Incremental Term Loan shall be in such Lender’s sole and absolute discretion;

(D) (1) any new Lender shall join this Agreement by executing such joinder documents reasonably required by the Administrative Agent and/or (2) any existing Lender electing to provide an Incremental Term Loan shall have executed a commitment agreement reasonably satisfactory to the Administrative Agent;

(E) the Applicable Rate of each Incremental Term Facility shall be determined by the applicable Borrower and the Lenders providing Incremental Term Loans under such Incremental Term Facility, as set forth in the applicable Incremental Term Facility Amendment;

(F) the maturity date for any Incremental Term Facility shall be as set forth in the applicable Incremental Term Facility Amendment; provided that such date shall not be earlier than the Maturity Date applicable to the Aggregate Revolving Commitments;

(G) the scheduled principal amortization payments under any Incremental Term Facility shall be as set forth in the applicable Incremental Term Facility Amendment; and

(H) as a condition precedent to such institution, the Company shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the date of such institution (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (1) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such institution, and (2) in the case of the Company, certifying that, immediately prior to and immediately after giving effect to such institution, (x) the representations and warranties of the Company and each other Loan Party contained in Article VI and the other Loan Documents are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of the date of such institution, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date, and except that for purposes of this Section 2.02(f)(ii), the representations and warranties contained in subsections (a) and (b) of Section 6.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01, and (y) no Default or Event of Default exists.

The institution of each Incremental Term Facility shall be evidenced by an amendment (an “Incremental Term Facility Amendment”) to this Agreement, giving effect to the modifications permitted by this Section 2.02(f)(ii) (and subject to the limitations set forth in the immediately preceding paragraph), executed by the Loan Parties, the Administrative Agent and each Lender providing an Incremental Term Loan under such Incremental Term Facility; and such Incremental Term Facility Amendment, when so executed, shall amend this Agreement as provided therein. Each Incremental Term Facility Amendment shall also require such amendments to the Loan Documents, and such other new Loan Documents, as the Administrative Agent reasonably deems necessary or appropriate to effect the modifications and credit extensions permitted by this Section 2.02(f)(ii). Neither any Incremental Term Facility Amendment, nor any such amendments to the other Loan Documents or such other new Loan Documents, shall be required to be executed or approved by any Lender, other than the Lenders providing Incremental Term Loans under such Incremental Term Facility and the Administrative Agent, in order to be effective. The effectiveness of any Incremental Term Facility Amendment shall be subject to the satisfaction on the date thereof of each of the conditions set forth above and such other conditions as requested by the Lenders providing Incremental Term Loans under such Incremental Term Facility.

Section 2.03 Letters of Credit.

(a) The Letter of Credit Commitment.

(i) Subject to the terms and conditions set forth herein, (A) each L/C Issuer agrees, in reliance upon the agreements of the other Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit denominated in Dollars, or, with respect to the Alternative Currency L/C Issuers, in one or more Alternative Currencies, for the account of any Borrower or any of its Subsidiaries, and to amend or extend Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drawings under the Letters of Credit; and (B) the Lenders severally agree to participate in Letters of Credit issued for the account of any Borrower or any Subsidiary and any drawings thereunder; provided that no L/C Issuer shall be obligated to make any L/C Credit Extension with respect to any Letter of Credit, and no Lender shall be obligated to participate in any Letter of Credit if as of the date of such L/C Credit Extension, (v) the Total Revolving Outstandings would exceed the Aggregate Revolving Commitments, (w) the aggregate Outstanding Amount of the Revolving Loans of any Lender, plus such Lender’s Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans would exceed such Lender’s Revolving Commitment, (x) the Outstanding Amount of the L/C Obligations

for Financial Letters of Credit would exceed the Financial Letter of Credit Sublimit, (y) the aggregate amount of the outstanding Letters of Credit issued by any L/C Issuer would exceed its L/C Commitment, or (z) the aggregate Outstanding Amount of the L/C Obligations denominated in an Alternative Currency plus the aggregate Outstanding Amount of all Swing Line Loans denominated in an Alternative Currency plus the aggregate Outstanding Amount of Revolving Loans denominated in an Alternative Currency would exceed the Alternative Currency Sublimit. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrowers’ ability to obtain Letters of Credit shall be fully revolving, and accordingly any Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.

(ii) No L/C Issuer shall be under any obligation to issue any Letter of Credit if:

(A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing such Letter of Credit, or any Law applicable to such L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or request that such L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which such L/C Issuer in good faith deems material to it;

(B) subject to Section 2.03(b)(iii), the expiry date of such requested Letter of Credit would occur more than twelve (12) months after the date of issuance or last renewal, unless the Required Revolving Lenders have approved such expiry date;

(C) the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Lenders have approved such expiry date; provided that the applicable L/C Issuer may issue Letters of Credit with an expiry date no later than twelve (12) months after the Letter of Credit Expiration Date so long as the Company Cash Collateralizes such Letter of Credit in an amount equal to ~~105~~103% of the face amount of such Letter of Credit prior to the Letter of Credit Expiration Date in accordance with the terms of this Agreement. The Company hereby agrees that on or before the Letter of Credit Expiration Date it shall Cash Collateralize any Letter of Credit existing on the Letter of Credit Expiration Date in an amount equal to ~~105~~103 % of the face amount of such Letter of Credit. For the avoidance of doubt, the parties hereto agree that the obligations of the Lenders hereunder to reimburse the applicable L/C Issuer for any Unreimbursed Amount with respect to any Letter of Credit shall terminate on the Maturity Date with respect to drawings occurring after that date;

(D) the issuance of such Letter of Credit would violate one or more policies of such L/C Issuer applicable to borrowers generally;

(E) such Letter of Credit is in an initial amount less than $100,000 (or such lesser amount as may be agreed to by such L/C Issuer, in its sole discretion);

(F) a default of any Lender’s obligations to fund under Section 2.03(c) exists or any Lender is at such time a Defaulting Lender hereunder, unless such L/C Issuer has entered into satisfactory arrangements with the Company or such Lender to eliminate such L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.14(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which such L/C Issuer has actual or potential Fronting Exposure, it being understood and agreed that such L/C Issuer would consider the Company’s providing Cash Collateral to the Administrative Agent, for the benefit of such L/C Issuer, to secure such Lender’s Pro Rata Share of such Letter of Credit a satisfactory arrangement;

(G) (i) except as otherwise agreed by the Administrative Agent and such L/C Issuer, such Letter of Credit is to be denominated in a currency other than Dollars or an Alternative Currency or (ii) if such L/C Issuer is not an Alternative Currency L/C Issuer, such Letter of Credit is to be denominated in a currency other than Dollars;

(H) such L/C Issuer does not as of the issuance date of such requested Letter of Credit issue Letters of Credit in the requested currency; or

(I) such Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder.

(iii) No L/C Issuer shall be under any obligation to amend any Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

(iv) No L/C Issuer shall be under any obligation to issue or amend any Letter of Credit if such L/C Issuer has received written notice from any Lender, the Administrative Agent or any Loan Party, at least one (1) Business Day prior to the requested date of issuance or amendment of such Letter of Credit, that one or more applicable conditions contained in Article V shall not then be satisfied. Each L/C Issuer shall promptly provide the Company a copy of any such notice it receives from the Administrative Agent or any Lender.

(v) Each L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article X with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article X included such L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuers.

(b) Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit.

(i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of any Borrower delivered to the applicable L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of such Borrower. Such Letter of Credit Application may be sent by facsimile, by United States mail, by overnight courier, by electronic transmission using the system provided by the applicable L/C Issuer, by personal delivery or by any other means acceptable to the L/C Issuer. Such Letter of Credit Application must be received by the applicable L/C Issuer and the Administrative Agent not later than 1:00 p.m. at least three (3) Business Days (or such later date and time as the Administrative Agent and the applicable L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the applicable L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount and currency thereof and in the absence of specification of currency shall be deemed a request for a Letter of Credit denominated in Dollars; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (G) whether the requested Letter of Credit is a Financial Letter of Credit, a Performance Letter of Credit, or a commercial Letter of Credit; and (H) such other matters as the applicable L/C Issuer may reasonably require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the applicable L/C Issuer (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); (3) the nature of the proposed amendment; and (4) such other matters as the applicable L/C Issuer may reasonably require. Additionally, the Company shall furnish to the applicable L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the applicable L/C Issuer or the Administrative Agent may reasonably require.

(ii) Promptly after receipt of any Letter of Credit Application, the applicable L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Company and, if not, the applicable L/C Issuer will provide the Administrative Agent with a copy thereof. Unless the applicable L/C Issuer has received written notice from any Lender, the Administrative Agent or any Loan Party, at least one (1) Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article V shall not then be satisfied, then, subject to the terms and conditions hereof, the applicable L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the applicable Borrower or the applicable Subsidiary, as the case may be, or enter into the applicable amendment, as the case may be, in each case in accordance with the applicable L/C Issuer’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the applicable L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Lender’s Pro Rata Share times the amount of such Letter of Credit.

(iii) If the Company so requests in any applicable Letter of Credit Application, the applicable L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the applicable L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the applicable L/C Issuer, the Company shall not be required to make a specific request to the applicable L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the applicable L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that the applicable L/C Issuer shall not permit any such extension if (A) the applicable L/C Issuer has determined that it would not be permitted under the terms hereof, or would have no obligation at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.03(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is seven (7) Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Revolving Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Lender or the Company that one or more of the applicable conditions specified in Section 5.02 is not then satisfied, and in each such case directing the applicable L/C Issuer not to permit such extension.

(iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the applicable L/C Issuer will also deliver to the Company and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

(c) Drawings and Reimbursements; Funding of Participations. (i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the applicable L/C Issuer shall notify the Company and the Administrative Agent thereof. In the case of a Letter of Credit denominated in an Alternative Currency, the Company shall reimburse the applicable L/C Issuer in such Alternative Currency, unless (A) such L/C Issuer (at its option) shall have specified in such notice that it will require reimbursement in Dollars, or (B) in the absence of any such requirement for reimbursement in Dollars, the Company shall have notified such L/C Issuer promptly following receipt of the notice of drawing that the Company will reimburse such L/C Issuer in Dollars. In the case of any such reimbursement in Dollars of a drawing under a Letter of Credit denominated in an Alternative Currency, the applicable L/C Issuer shall notify the Company of the Dollar Equivalent of the amount of the drawing promptly following the determination thereof. Not later than (x) 11:00 a.m. on the date of any payment by the applicable L/C Issuer under a Letter of Credit to be reimbursed in Dollars, or the Applicable Time on the date of any payment by the applicable L/C Issuer under a Letter of Credit to be reimbursed in an Alternative Currency or (y) if the Company has not received notice of such payment from the applicable L/C Issuer by 11:00 a.m., or the Applicable Time with respect to a Letter of Credit to be reimbursed in an Alternative Currency, by 10:00 a.m. on the next succeeding Business Day following the date the Company receives notice of such payment from the applicable L/C Issuer (each such date, an “Honor Date”), the Company shall reimburse the applicable L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing and in the applicable currency. In the event that (A) a drawing denominated in an Alternative Currency is to be reimbursed in Dollars pursuant to the second sentence in this Section

2.03(c)(i) and (B) the Dollar amount paid by the Company, whether on or after the Honor Date, shall not be adequate on the date of that payment to purchase in accordance with normal banking procedures a sum denominated in the Alternative Currency equal to the drawing, the Company agrees, as a separate and independent obligation, to indemnify the applicable L/C Issuer for the loss resulting from its inability on that date to purchase the Alternative Currency in the full amount of the drawing. If the Company fails to so reimburse the applicable L/C Issuer by such time, the Administrative Agent shall promptly notify each Lender of the Honor Date, the amount of the unreimbursed drawing (expressed in Dollars in the amount of the Dollar Equivalent thereof in the case of a Letter of Credit denominated in an Alternative Currency) (the “Unreimbursed Amount”), and the amount of such Lender’s Pro Rata Share thereof. In such event, the Company shall be deemed to have requested a Borrowing of a Revolving Loan consisting of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Aggregate Revolving Commitments and the conditions set forth in Section 5.02 (other than the delivery of a Loan Notice). Any notice given by an L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

(i) Each Lender (including the Lender acting as L/C Issuer) shall upon any notice pursuant to Section 2.03(c)(i) make funds available to the Administrative Agent (and the Administrative Agent may apply Cash Collateral provided for this purpose) for the account of the applicable L/C Issuer, in Dollars, at the Administrative Agent’s Office for Dollar-denominated payments in an amount equal to its Pro Rata Share of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Lender that so makes funds available shall be deemed to have made a Revolving Loan that is a Base Rate Loan to the Company in such amount. The Administrative Agent shall remit the funds so received to the applicable L/C Issuer in Dollars.

(ii) With respect to any Unreimbursed Amount that is not fully refinanced by a Borrowing of Base Rate Loans because the applicable conditions set forth in Section 5.02 cannot be satisfied or for any other reason, the Company shall be deemed to have incurred from the applicable L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Lender’s payment to the Administrative Agent for the account of the applicable L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.

(iii) Until each Lender funds its Revolving Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the applicable L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Pro Rata Share of such amount shall be solely for the account of the applicable L/C Issuer.

(iv) Each Lender’s obligation to make Revolving Loans or L/C Advances to reimburse the applicable L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against any L/C Issuer, any Borrower, any Subsidiary or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default or an Event of Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender’s obligation to make Revolving Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 5.02 (other than delivery by the Company of a Loan Notice). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Company to reimburse the applicable L/C Issuer for the amount of any payment made by such L/C Issuer under any Letter of Credit, together with interest as provided herein.

(v) If any Lender fails to make available to the Administrative Agent for the account of the applicable L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), the applicable L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such L/C Issuer at a rate per annum equal to the applicable Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by such L/C Issuer in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Revolving Loan included in the relevant Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of the applicable L/C Issuer submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.03(c)(vi) shall be conclusive absent manifest error.

(vi) Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of a Subsidiary of the Company, the Company shall be obligated to reimburse the applicable L/C Issuer hereunder for the full amount of any and all drawings under such Letter of Credit.

(d) Repayment of Participations.

(i) At any time after an L/C Issuer has made a payment under any Letter of Credit and has received from any Lender such Lender’s L/C Advance in respect of such payment in accordance with Section 2.03(c), if the Administrative Agent receives for the account of the applicable L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Company or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Pro Rata Share thereof in Dollars (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s L/C Advance was outstanding) in the same funds as those received by the Administrative Agent.

(ii) If any payment received by the Administrative Agent for the account of an L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 11.04 (including pursuant to any settlement entered into by such L/C Issuer in its discretion), each Lender shall pay to the Administrative Agent for the account of such L/C Issuer its Pro Rata Share thereof on demand of the

Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the applicable Overnight Rate from time to time in effect. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

(e) Obligations Absolute. The obligation of the Company to reimburse the applicable L/C Issuer for each drawing under each Letter of Credit and to repay each applicable L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

(i) any lack of validity or enforceability of such Letter of Credit, this Agreement, any other Loan Document or any other agreement or instrument relating thereto;

(ii) the existence of any claim, counterclaim, set-off, defense or other right that the Company or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the applicable L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

(iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

(iv) any payment by the applicable L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the applicable L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law;

(v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Borrower or any Subsidiary;

(vi) waiver by the applicable L/C Issuer of any requirement that exists for such L/C Issuer’s protection and not the protection of the Borrowers or any waiver by the applicable L/C Issuer which does not in fact materially prejudice the Borrowers;

(vii) honor of a demand for payment presented electronically even if such Letter of Credit requires that demand be in the form of a draft;

(viii) any payment made by the applicable L/C Issuer in respect of an otherwise complying item presented after the date specified as the expiration date of, or the date by which documents must be received under such Letter of Credit if presentation after such date is authorized by the UCC, the ISP or the UCP, as applicable; or

(ix) any adverse change in the relevant exchange rates or in the availability of the relevant Alternative Currency to any Borrower or any Subsidiary or in the relevant currency markets generally.

The Company shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Company’s instructions or other irregularity, the Company will immediately notify the applicable L/C Issuer. The Company shall be conclusively deemed to have waived any such claim against the applicable L/C Issuer and its correspondents unless such notice is given as aforesaid.

(f) Role of L/C Issuer. Each Lender and each Borrower agree that, in paying any drawing under a Letter of Credit, no L/C Issuer shall have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuers, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of any L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Revolving Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. Each Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude any Borrower from pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuers, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of any L/C Issuer shall be liable or responsible for any of the matters described in clauses (i) through (viii) of Section 2.03(e); provided, however, that anything in such clauses to the contrary notwithstanding, any Borrower may have a claim against the applicable L/C Issuer, and the applicable L/C Issuer may be liable to any Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by such Borrower which such Borrower proves were caused by the applicable L/C Issuer’s willful misconduct or gross negligence or the applicable L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, each L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and no L/C Issuer shall be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason. Each L/C Issuer may send a Letter of Credit or conduct any communication to or from the beneficiary via the Society for Worldwide Interbank Financial Telecommunication message or overnight courier, or any other commercially reasonable means of communicating with a beneficiary.

(g) Applicability of ISP and UCP; Limitation of Liability. Unless otherwise expressly agreed by the applicable L/C Issuer and the Company when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the UCP shall apply to any commercial Letter of Credit. Notwithstanding the foregoing, no L/C Issuer shall be responsible to any Borrower for, and such L/C Issuer’s rights and remedies against the Borrowers shall not be impaired by, any action or inaction of such L/C Issuer required or permitted under any Law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the Law or any order of a jurisdiction where such L/C Issuer or the beneficiary is located, the practice stated in the ISP or UCP, as applicable, or in the decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade - International Financial Services Association (BAFT-IFSA), or the Institute of International Banking Law & Practice, Inc., whether or not any Letter of Credit chooses such Law or practice.

(h) Letter of Credit Fees. The Company shall pay to the Administrative Agent for the account of each Lender in accordance, subject to Section 2.15, with its Pro Rata Share, in Dollars, a Letter of Credit fee for each Letter of Credit equal to the Applicable Rate times the Dollar Equivalent of the daily maximum amount available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit). Such Letter of Credit fees shall be computed on a quarterly basis in arrears. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.07. Such Letter of Credit fees shall be due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. If there is any change in the Applicable Rate during any quarter, the daily maximum amount of each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

(i) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The Company shall pay directly to the applicable L/C Issuer for its own account, in Dollars, a fronting fee with respect to each Letter of Credit, at the rate specified in the Administrative Agent Fee Letter or as separately agreed upon by the Company and the applicable L/C Issuer, computed on the Dollar Equivalent of the daily maximum amount available to be drawn thereunder (whether or not such maximum amount is then in effect under such Letter of Credit), due and payable quarterly in arrears on the Business Day immediately following the last day of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, and on the Letter of Credit Expiration Date. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.07. In addition, the Company shall pay directly to the applicable L/C Issuer for its own account, in Dollars, the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

(j) Conflict with Letter of Credit Application. In the event of any conflict between the terms hereof and the terms of any Letter of Credit Application, the terms hereof shall control.

(k) Designation of Subsidiaries as Account Parties. Notwithstanding anything to the contrary set forth in this Agreement, including without limitation Section 2.03(a), a Letter of Credit issued hereunder shall upon the request of the Company be issued for the account of any Subsidiary or other Borrower, provided that notwithstanding such request, the Company shall be the actual account party for all purposes of this Agreement for such Letter of Credit and such request shall not affect the Company’s reimbursement obligations hereunder with respect to such Letter of Credit.

(l) L/C Issuer Reports to the Administrative Agent. Unless otherwise agreed by the Administrative Agent, each L/C Issuer shall, in addition to its notification obligations set forth elsewhere in this Section, provide the Administrative Agent a Letter of Credit Report, as set forth below:

(i) reasonably prior to the time that such L/C Issuer issues, amends, renews, increases or extends a Letter of Credit, the date of such issuance, amendment, renewal, increase or extension and the Dollar Equivalent of the stated amount of the applicable Letters of Credit after giving effect to such issuance, amendment, renewal or extension (and whether the amounts thereof shall have changed);

(ii) on each Business Day on which such L/C Issuer makes a payment pursuant to a Letter of Credit, the date and amount of such payment;

(iii) on any Business Day on which the Borrower fails to reimburse a payment made pursuant to a Letter of Credit required to be reimbursed to such L/C Issuer on such day, the date of such failure and the amount of such payment;

(iv) on any other Business Day, such other information as the Administrative Agent shall reasonably request as to the Letters of Credit issued by such L/C Issuer; and

(v) for so long as any Letter of Credit issued by an L/C Issuer is outstanding, such L/C Issuer shall deliver to the Administrative Agent (A) on the last Business Day of each calendar month, (B) at all other times a Letter of Credit Report is required to be delivered pursuant to this Agreement, and (C) on each date that (1) an L/C Credit Extension occurs or (2) there is any expiration, cancellation and/or disbursement, in each case, with respect to any such Letter of Credit, a Letter of Credit Report appropriately completed with the information for every outstanding Letter of Credit issued by such L/C Issuer, including, without limitation, the Dollar Equivalent of the stated amount of each Letter of Credit.

(m) Additional L/C Issuers. Any Lender hereunder may become an L/C Issuer (including, with ~~(x) the approval of the Administrative Agent (not to be unreasonably withheld or delayed), one (1) additional Alternative Currency L/C Issuer and (y)~~ the approval of the Administrative Agent (in its sole discretion), any additional Alternative Currency L/C Issuer) upon receipt by the Administrative Agent of a fully executed Notice of Additional L/C Issuer which shall be signed by the Company and such new L/C Issuer (or Alternative Currency L/C Issuer, as the case may be) and acknowledged by the Administrative Agent and each existing L/C Issuer (such acknowledgments not to be unreasonably withheld or delayed). Such new L/C Issuer shall provide its L/C Commitment in such Notice of Additional L/C Issuer and upon the receipt by the Administrative Agent of the fully executed Notice of Additional L/C Issuer, the defined term L/C Commitment shall be deemed amended to incorporate the L/C Commitment of such new L/C Issuer.

Section 2.04 Swing Line Loans.

(a) (i) Domestic Swing Line Facility. Subject to the terms and conditions set forth herein, the Domestic Swing Line Lender may in its sole discretion, in reliance upon the agreements of the other Lenders set forth in this Section 2.04, make loans (each such loan, a “Domestic Swing Line Loan”) to the Company in Dollars from time to time on any Business Day during the Availability Period in an aggregate principal amount not to exceed at any time outstanding the amount of the Domestic Swing Line Sublimit, notwithstanding the fact that such Domestic Swing Line Loans, when aggregated with the Pro Rata Share of the Outstanding Amount of Revolving Loans, other Swing Line Loans and L/C Obligations of the Domestic Swing Line Lender in its capacity as a Lender of Revolving Loans, may exceed the amount of such Lender’s Revolving Commitment; provided, however, that (i) after giving effect to any Domestic Swing Line Loan, (A) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments, and (B) the aggregate Outstanding Amount of the Revolving Loans of any Lender, plus such Lender’s Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Revolving Commitment, (ii) the Company shall not use the proceeds of any Domestic Swing Line Loan to refinance any outstanding Swing Line Loan and (iii) the Domestic Swing Line Lender shall not be under any obligation to make any Domestic Swing Line Loan if it shall determine (which determination shall be conclusive and binding absent manifest error) that it has, or by such Credit Extension would have, Fronting Exposure. Within the foregoing limits, and subject to the other terms and conditions hereof, the Company may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04. Each Domestic Swing Line Loan shall be a Base Rate Loan. Immediately upon the making of a Domestic Swing Line Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Domestic Swing Line Lender a risk participation in such Domestic Swing Line Loan in an amount equal to the product of such Lender’s Pro Rata Share times the amount of such Domestic Swing Line Loan.

(ii) Australian Swing Line Facility. Subject to the terms and conditions set forth herein, the Australian Swing Line Lender may in its sole discretion, in reliance upon the agreements of the other Lenders set forth in this Section 2.04, make loans (each such loan, an “Australian Swing Line Loan”) to the Australian Borrowers in Australian dollars from time to time on any Business Day during the Availability Period in an Outstanding Amount not to exceed the Australian Swing Line Sublimit, notwithstanding the fact that such Australian Swing Line Loans, when aggregated with the Pro Rata Share of the Outstanding Amount of Revolving Loans, other Swing Line Loans and L/C Obligations of the Australian Swing Line Lender in its capacity as a Lender of Revolving Loans, may exceed the amount of such Lender’s Revolving Commitment; provided, however, that (i) after giving effect to any Australian Swing Line Loan, (A) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments, (B) the aggregate Outstanding Amount of the Revolving Loans of any Lender, plus such Lender’s Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Revolving Commitment and (C) the aggregate Outstanding Amount of all Revolving Loans made to the Foreign Borrowers plus the aggregate Outstanding Amount of all Swing Line Loans made to the Foreign Borrowers plus the aggregate Outstanding Amount of all L/C Obligations of the Foreign Borrowers shall not exceed the Foreign Borrower Sublimit, (ii) the Australian Borrowers shall not use the proceeds of any Australian Swing Line Loan to refinance any outstanding Swing Line Loan and (iii) the Australian Swing Line Lender shall not be under any obligation to make any Australian Swing Line Loan if it shall determine (which determination shall be conclusive and binding absent manifest error) that it has, or by such Credit Extension would have, Fronting Exposure. Within the foregoing limits, and subject to the other terms and conditions hereof, the Australian Borrowers may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section

2.04. Each Australian Swing Line Loan shall be at the applicable base rate for Australian Dollars as determined in accordance with Section 2.08(a). Immediately upon the making of an Australian Swing Line Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Australian Swing Line Lender a risk participation in such Australian Swing Line Loan in an amount equal to the product of such Lender’s Pro Rata Share times the amount of such Australian Swing Line Loan.

(iii) Canadian Swing Line Facility. Subject to the terms and conditions set forth herein, the Canadian Swing Line Lender may in its sole discretion, in reliance upon the agreements of the other Lenders set forth in this Section 2.04, make loans (each such loan, a “Canadian Swing Line Loan”) to the Canadian Borrower in Canadian dollars from time to time on any Business Day during the Availability Period in an Outstanding Amount not to exceed the Canadian Swing Line Sublimit, notwithstanding the fact that such Canadian Swing Line Loans, when aggregated with the Pro Rata Share of the Outstanding Amount of Revolving Loans, other Swing Line Loans and L/C Obligations of the Canadian Swing Line Lender in its capacity as a Lender of Revolving Loans, may exceed the amount of such Lender’s Revolving Commitment; provided, however, that (i) after giving effect to any Canadian Swing Line Loan, (A) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments, (B) the aggregate Outstanding Amount of the Revolving Loans of any Lender, plus such Lender’s Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Revolving Commitment and (C) the aggregate Outstanding Amount of all Revolving Loans made to the Foreign Borrowers plus the aggregate Outstanding Amount of all Swing Line Loans made to the Foreign Borrowers plus the aggregate Outstanding Amount of all L/C Obligations of the Foreign Borrowers shall not exceed the Foreign Borrower Sublimit, (ii) the Canadian Borrower shall not use the proceeds of any Canadian Swing Line Loan to refinance any outstanding Swing Line Loan and (iii) the Canadian Swing Line Lender shall not be under any obligation to make any Canadian Swing Line Loan if it shall determine (which determination shall be conclusive and binding absent manifest error) that it has, or by such Credit Extension would have, Fronting Exposure. Within the foregoing limits, and subject to the other terms and conditions hereof, the Canadian Borrower may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04. Each Canadian Swing Line Loan shall be at the applicable base rate for Canadian Dollars as determined in accordance with Section 2.08(a). Immediately upon the making of a Canadian Swing Line Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Canadian Swing Line Lender a risk participation in such Canadian Swing Line Loan in an amount equal to the product of such Lender’s Pro Rata Share times the amount of such Canadian Swing Line Loan.

(b) Borrowing Procedures. Each Borrowing of Swing Line Loans shall be made upon the applicable Borrower’s irrevocable notice to the applicable Swing Line Lender and the Administrative Agent, which may be given by: (A) telephone (in the case of Domestic Swing Line Loans only) or (B) a Swing Line Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Administrative Agent of a Swing Line Loan Notice. Each such notice must be received by such Swing Line Lender and the Administrative Agent not later than (x) 1:00 p.m. on the requested borrowing date with respect to Domestic Swing Line Loans, (y) 11:00 a.m. (Sydney time) on the requested borrowing date with respect to Australian Swing Line Loans and (z) 1:00 p.m. (Toronto time) on the requested borrowing date with respect to Canadian Swing Line Loans, and shall specify (i) the amount to be borrowed, which shall be a minimum principal amount of (A) with respect to Domestic Swing

Line Loans, $100,000 and integral multiples of $100,000 in excess thereof, (B) with respect to Canadian Swing Line Loans, C$100,000 and integral multiples of C$100,000 in excess thereof or (C) with respect to Australian Swing Line Loans, A$100,000 and integral multiples of A$100,000 in excess thereof, and (ii) the requested borrowing date, which shall be a Business Day. Promptly after receipt by such Swing Line Lender of any Swing Line Loan Notice, such Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, such Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless such Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to (x) 2:00 p.m. on the date of the proposed Borrowing of Domestic Swing Line Loans, (y) 12:00 noon (Sydney time) on the requested borrowing date with respect to Australian Swing Line Loans and (z) 2:00 p.m. (Toronto time) on the requested borrowing date with respect to Canadian Swing Line Loans, (A) directing such Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Article V is not then satisfied, then, subject to the terms and conditions hereof, such Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the applicable Borrower. Notwithstanding the foregoing, however, in the event that an “auto borrow” or “zero balance” or similar arrangement shall then be in place with any Swing Line Lender, the Company shall request Swing Line Loans pursuant to such alternative notice arrangements, if any, provided thereunder or in connection therewith, and each Swing Line Loan advance shall be in such minimum amounts, if any, provided by such arrangement.

(c) Refinancing of Swing Line Loans.

(i) Each Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the applicable Borrower (which hereby irrevocably requests and authorizes such Swing Line Lender to so request on its behalf), that each Lender make a Revolving Loan (that is a Base Rate Loan, in the case of a refinancing of a Domestic Swing Line Loan, or ~~a Eurocurrency~~an Alternative Currency Term Rate Loan with the shortest applicable Interest Period, in the case of a refinancing of an Australian Swing Line Loan or a Canadian Swing Line Loan, as applicable) in an amount equal to such Lender’s Pro Rata Share of the amount of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Aggregate Revolving Commitments and the conditions set forth in Section 5.02. Such Swing Line Lender shall furnish the Company with a copy of the applicable Loan Notice promptly after delivering such notice to the Administrative Agent. Each Lender shall make an amount equal to its Pro Rata Share of the amount specified in such Loan Notice available to the Administrative Agent in Same Day Funds (and the Administrative Agent may apply Cash Collateral available with respect to the applicable Swing Line Loan) for the account of the applicable Swing Line Lender at the Administrative Agent’s Office for such Alternative Currency not later than the Applicable Time on the day specified in such Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Lender that so makes funds available shall be deemed to have made a Revolving Loan to the applicable Borrower in such amount. The Administrative Agent shall remit the funds so received to the applicable Swing Line Lender.

(ii) If for any reason any Swing Line Loan cannot be refinanced by such a Borrowing of Revolving Loans in accordance with Section 2.04(c)(i), the request for Revolving Loans submitted by the applicable Swing Line Lender as set forth herein shall be deemed to be a request by such Swing Line Lender that each of the Lenders fund its risk participation in the relevant Swing Line Loan and each Lender’s payment to the Administrative Agent for the account of such Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation.

(iii) If any Lender fails to make available to the Administrative Agent for the account of the applicable Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), such Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such Swing Line Lender at a rate per annum equal to the applicable Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by such Swing Line Lender in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Revolving Loan included in the relevant Borrowing or funded participation in the relevant Swing Line Loan, as the case may be. A certificate of a Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

(iv) Each Lender’s obligation to make Revolving Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense or other right that such Lender may have against any Swing Line Lender, the Borrower, any Subsidiary or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender’s obligation to make Revolving Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 5.02. No such purchase or funding of risk participations shall relieve or otherwise impair the obligation of the applicable Borrower to repay Swing Line Loans, together with interest as provided herein.

(d) Repayment of Participations.

(i) At any time after any Lender has purchased and funded a risk participation in a Swing Line Loan, if a Swing Line Lender receives any payment on account of such Swing Line Loan, such Swing Line Lender will distribute to such Lender its Pro Rata Share of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s risk participation was funded) in the same funds as those received by such Swing Line Lender.

(ii) If any payment received by a Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by such Swing Line Lender under any of the circumstances described in Section 11.05 (including pursuant to any settlement entered into by such Swing Line Lender in its discretion), each Lender shall pay to such Swing Line Lender its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the applicable Overnight Rate. The Administrative Agent will make such demand upon the request of the applicable Swing Line Lender.

(e) Interest for Account of Swing Line Lender. Each Swing Line Lender shall be responsible for invoicing the applicable Borrower for interest on the Swing Line Loans. Until each Lender funds its Revolving Loans or risk participation pursuant to this Section 2.04 to refinance such Lender’s Pro Rata Share of any Swing Line Loan, interest in respect of such Pro Rata Share shall be solely for the account of the applicable Swing Line Lender.

(f) Payments Directly to Swing Line Lender. The Borrowers shall make all payments of principal and interest in respect of the Swing Line Loans directly to the applicable Swing Line Lender.

(g) Auto-Borrow Arrangement. In order to facilitate the Borrowing of Domestic Swing Line Loans, the Company and the Domestic Swing Line Lender may mutually agree to, and are hereby authorized to, enter into an auto-borrow agreement in form and substance satisfactory to the Domestic Swing Line Lender and the Company (the “Auto-Borrow Agreement”) providing for the automatic advance by the Domestic Swing Line Lender of Domestic Swing Line Loans and for the automatic repayment by the Company of Domestic Swing Line Loans under the conditions set forth in the Auto-Borrow Agreement, subject to the conditions set forth herein. At any time an Auto-Borrow Agreement is in effect, Borrowings of Domestic Swing Line Loans under the Auto-Borrow Agreement shall be made in accordance with the Auto-Borrow Agreement. For purposes of determining the Total Revolving Outstandings at any time during which an Auto-Borrow Agreement is in effect, the Outstanding Amount of all Domestic Swing Line Loans shall be deemed to be the sum of the Outstanding Amount of Domestic Swing Line Loans at such time plus the maximum amount available to be borrowed under such Auto-Borrow Agreement at such time. For purposes of determining the available amount for borrowings under the Domestic Swing Line Sublimit, the available amount shall be an amount equal to (x) the Domestic Swing Line Sublimit less (y) the maximum amount available to be borrowed under the Auto-Borrow Agreement at such time less (z) the Outstanding Amount of the Domestic Swing Line Loans at such time.

Section 2.05 Prepayments.

(a) Voluntary Prepayments of Loans.

(i) Revolving Loans, Delayed Draw Term Loans and/or Incremental Term Loans. ~~Each~~Any Borrower may, upon notice from such Borrower to the Administrative Agent pursuant to delivery to the Administrative Agent of a Notice of Loan Prepayment, at any time or from time to time voluntarily prepay ~~Revolving Loans and/or Incremental Term~~ Loans in whole or in part without premium or penalty; provided, in each case, that (~~A~~v) such notice must be in a form reasonably acceptable to the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by an Authorized Officer of the applicable Borrower and be received by the Administrative Agent not later than (~~1~~A) 1:00 p.m. ~~on the date that is~~ three (3) Business Days prior to any date of prepayment of ~~Eurocurrency~~LIBOR Rate Loans ~~denominated in Dollars~~, (~~2~~B) 1:00 p.m. four (4) Business Days (or five (5), in the case of prepayment of Loans denominated in Special Notice Currencies) prior to any date of prepayment of ~~Eurocurrency Rate Loans denominated in Alternative Currencies~~any Alternative Currency Loans, and (~~3~~C) 1:00 p.m. on the date of prepayment of Base Rate Loans; (~~B~~w) any such prepayment of

~~Eurocurrency~~LIBOR Rate Loans ~~denominated in Dollars~~ shall be in a principal amount of $2,000,000 or a whole multiple of $1,000,000 in excess thereof (or, if less, the entire principal amount thereof then outstanding), (~~C)~~x) any prepayment of Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof (or, if less, the entire principal amount thereof then outstanding) ~~and~~, (~~D~~y) any prepayment of ~~Eurocurrency Rate~~ Loans denominated in Alternative Currencies shall be in a minimum principal amount of (1) if denominated in Canadian dollars, C$2,000,000 or a whole multiple of C$1,000,000 in excess thereof (or, if less, the entire principal amount thereof then outstanding), (2) if denominated in Australian dollars, A$2,000,000 or a whole multiple of A$1,000,000 in excess thereof (or, if less, the entire principal amount thereof then outstanding) or (3) if the ~~Eurocurrency Rate~~ Loan is denominated in any other Alternative Currency, the whole multiple of 1,000 units of such Alternative Currency that is nearest to the Alternative Currency Equivalent of $2,000,000 in such Alternative Currency, as reasonably determined by the ~~Borrower~~Company , or a whole multiple of 1,000 units of such Alternative Currency that is nearest to the Alternative Currency Equivalent of $1,000,000 in such Alternative Currency, as reasonably determined by the ~~Borrower~~Company , in excess thereof (or, if less, the entire principal amount thereof then outstanding); and (z) any prepayment of the Delayed Draw Term Loans shall be applied ratably to the Delayed Draw Term Loans to the remaining principal amortization payments thereof as directed by the Company. Each such notice shall specify (1) the date and amount of such prepayment ~~and~~, (2) the Loans to be prepaid, (3) the Type(s) ~~and currencies~~ of Loans to be prepaid, (4) if LIBOR Rate Loans or Alternative Currency Term Rate Loans are to be prepaid, the Interest Period(s) of such Loans, (5) the currencies of the Loans to be prepaid and (6) whether the Loans to be prepaid are Revolving Loans, the Delayed Draw Term Loans or Incremental Term Loans. The Administrative Agent will promptly notify each applicable Lender of its receipt of each such notice, and of the amount of such Lender’s Pro Rata Share of such prepayment. If such notice is given by a Borrower, such Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a ~~Eurocurrency Rate~~ Loan shall be accompanied by all accrued interest ~~thereon~~on the amount prepaid, together with, in the case of any LIBOR Rate Loan and any Alternative Currency Loan, any additional amounts required pursuant to Section 3.05. Each prepayment of the outstanding Delayed Draw Term Loans or Incremental Term Loans pursuant to this Section 2.05(a)(i) shall be applied to the principal repayment installments thereof as directed by the ~~Borrower~~Company (or, if no application is specified by the ~~Borrower~~Company, ratably to the remaining principal amortization payments of the Delayed Draw Term Loans or Incremental Term Loans, as applicable). Each such prepayment shall be applied to the Revolving Loans, Delayed Draw Term Loans and/or Incremental Term Loans, as applicable, of the Lenders in accordance with their respective Pro Rata Shares.

(ii) Swing Line Loans. At any time the Auto-borrow Agreement is not in effect, each Borrower may, upon notice to the Swing Line Lender pursuant to delivery to the Swing Line Lender of a Notice of Loan Prepayment (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans made to it in whole or in part without premium or penalty; provided that (i) such notice must be received by the applicable Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (ii) any such prepayment shall be in a minimum principal amount of $250,000 or a whole multiple of $100,000 in excess thereof (or, if less, the entire principal amount thereof then outstanding). Each such notice shall specify the date and amount of such prepayment. If such notice is given by a Borrower, such Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Notwithstanding the foregoing, however, in the event that an “auto borrow” or “zero balance” or similar arrangement shall then be in place with the applicable Swing Line Lender, the applicable Borrower may make voluntary prepayments on Swing Line Loans pursuant to such alternative notice arrangements and in such minimum amounts, if any, provided thereunder or in connection therewith.

(b) Mandatory Prepayments of Revolving Loans. If for any reason the Total Revolving Outstandings at any time exceed the Aggregate Revolving Commitments then in effect, the Borrowers shall immediately prepay Revolving Loans and/or the Swing Line Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess; provided, however, that the Borrowers shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(b) unless after the prepayment in full of the Revolving Loans and Swing Line Loans, the Total Revolving Outstandings exceed the Aggregate Revolving Commitments then in effect. The Administrative Agent, acting reasonably, may, at any time and from time to time after the initial deposit of such Cash Collateral, request that additional Cash Collateral be provided in order to protect against the results of further exchange rate fluctuations. If the Administrative Agent notifies the Company at any time that the Outstanding Amount of all Loans denominated in Alternative Currencies plus aggregate Outstanding Amount of the L/C Obligations denominated in an Alternative Currency at such time exceeds an amount equal to 105% of the Alternative Currency Sublimit then in effect, then, within two (2) Business Days after receipt of such notice, the Company shall prepay Loans in an aggregate amount sufficient to reduce such Outstanding Amount as of such date of payment to an amount not to exceed 100% of the Alternative Currency Sublimit then in effect. If the Administrative Agent notifies the Company at any time that the Outstanding Amount of all Loans made to the Foreign Borrowers plus all L/C Obligations of the Foreign Borrowers at such time exceeds an amount equal to 105% of the Foreign Borrower Sublimit then in effect, then, within two (2) Business Days after receipt of such notice, the Company shall prepay Loans in an aggregate amount sufficient to reduce such Outstanding Amount as of such date of payment to an amount not to exceed 100% of the Foreign Borrower Sublimit then in effect. All amounts required to be paid pursuant to this Section 2.05(b) shall be applied to Revolving Loans and Swing Line Loans and (after all Revolving Loans and all Swing Line Loans have been repaid) to Cash Collateralize L/C Obligations.

Within the parameters of the applications set forth above, prepayments shall be applied first ratably to Base Rate Loans ~~and~~, then to ~~Eurocurrency Rate Loans~~Alternative Currency Daily Rate Loans, then to LIBOR Rate Loans and lastly to Alternative Currency Term Rate Loans (for LIBOR Rate Loans and Alternative Currency Term Rate Loans, in direct order of Interest Period maturities ~~(~~, beginning with the earliest maturity). All prepayments under this Section 2.05 shall be subject to Section 3.05, but otherwise without premium or penalty, and shall be accompanied by interest on the principal amount prepaid through the date of prepayment.

Section 2.06 Termination or Reduction of Commitments.

(a) The Company may, at any time or from time to time, upon notice to the Administrative Agent, terminate entirely, or permanently reduce, the Aggregate Revolving Commitments to an amount not less than the Outstanding Amount of Revolving Loans, Swing Line Loans and L/C Obligations; provided that (i) any such notice shall be received by the Administrative Agent not later than 12:00 noon three (3) Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $2,000,000 or any whole multiple of $1,000,000 in excess thereof and (iii) if, after giving effect to any reduction of the Aggregate Revolving Commitments, the Alternative Currency Sublimit, the Financial Letter of Credit Sublimit, the Foreign Borrower Sublimit or any Swing Line Sublimit exceeds the amount of the Aggregate Revolving Commitments, such sublimit shall be automatically reduced by the amount of such excess. The Administrative Agent will promptly notify the Lenders of any such notice of termination or reduction of the Aggregate Revolving Commitments. The amount of any such Aggregate Revolving Commitment reduction shall not be applied to the Alternative Currency Sublimit or the Financial Letter of Credit Sublimit unless otherwise specified by the Company. Any reduction of the Aggregate Revolving Commitments shall be applied to the Revolving Commitment of each Lender according to its Pro Rata Share. All fees accrued with respect thereto until the effective date of any termination of the Aggregate Revolving Commitments shall be paid on the effective date of such termination.

(b) At the Company’s option, the unutilized portion of any Delayed Draw Term Loan Commitments may be irrevocably cancelled in whole or in part at any time prior to the Acquisition Closing Date without penalty. The aggregate Delayed Draw Term Loan Commitments shall be automatically and permanently reduced to zero on the date of, and after giving effect to, the Borrowing of the Delayed Draw Term Loans.

Section 2.07 Repayment of Loans.

(a) Revolving Loans. The applicable Borrower shall repay to the Lenders on the Maturity Date the aggregate principal amount of all Revolving Loans made to it and outstanding on such date.

(b) Swing Line Loans. The applicable Borrower shall repay the applicable Swing Line Lender the aggregate principal amount of each Swing Line Loan made to it on the earlier to occur of (i) demand by such Swing Line Lender and (ii) the Maturity Date.

(c) Incremental Term Loans. The Company shall repay to the applicable Lenders making Incremental Term Loans the outstanding principal amount of such Incremental Term Loans in the installments, on the dates and in the amounts agreed pursuant to the Incremental Term Facility Amendment for such Incremental Term Loans (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05), unless accelerated sooner pursuant to Section 9.02; provided, that, (i) the final principal repayment installment of such Incremental Term Loans shall be repaid on the Maturity Date set forth in the Incremental Term Facility Amendment for such Incremental Term Loans and in any event shall be in an amount equal to the aggregate principal amount of such Incremental Term Loans outstanding on such date, and (ii) (A) if any principal repayment installment to be made by the Company (other than principal repayment installments on ~~Eurocurrency~~LIBOR Rate Loans) shall come due on a day other than a Business Day, such principal repayment installment shall be due on the next succeeding Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be, and (B) if any principal repayment installment to be made by the Company on a ~~Eurocurrency~~LIBOR Rate Loan shall come due on a day other than a Business Day, such principal repayment installment shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such principal repayment installment into another calendar month, in which event such principal repayment installment shall be due on the immediately preceding Business Day.

(d) Delayed Draw Term Loans. Commencing on the first Business Day of the first fiscal quarter beginning after the Acquisition Closing Date, the Company shall repay the outstanding principal amount of the Delayed Draw Term Loans in installments on the first Business Day of each January, April, July and October and on the Maturity Date, in each case, in the respective amounts set forth in the table below (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05), unless accelerated sooner pursuant to Section 9.02:

Payment Dates	Principal Amortization Payment
January 2022	$0
April 2022	$0
July 2022	$0
October 2022	$0
January 2023	$4,687,500
April 2023	$4,687,500
July 2023	$4,687,500
October 2023	$4,687,500
January 2024	$4,687,500
April 2024	$4,687,500
July 2024	$4,687,500
October 2024	$4,687,500
January 2025	$9,375,000
April 2025	$9,375,000
July 2025	$9,375,000
October 2025	$9,375,000
January 2026	$18,750.000
April 2026	$18,750.000
July 2026	$18,750.000
October 2026	$18,750.000
Maturity Date	Outstanding Amount of Delayed Draw Term Loans

provided, that, (i) the final principal repayment installment of the Delayed Draw Term Loans shall be repaid on the Maturity Date and in any event shall be in an amount equal to the aggregate principal amount of all Delayed Draw Term Loans outstanding on such date, and (ii)(A) if any principal repayment installment to be made by the Company (other than principal repayment installments on LIBOR Rate Loans) shall come due on a day other than a Business Day, such principal repayment installment shall be due on the next succeeding Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be, and (B) if any principal repayment installment to be made by the Company on a LIBOR Rate Loan shall come due on a day other than a Business Day, such principal repayment installment shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such principal repayment installment into another calendar month, in which event such principal repayment installment shall be due on the immediately preceding Business Day.

Section 2.08 Interest and Default Rate.

(a) Interest.

(i) Subject to the provisions of Section 2.08(b), (A) each ~~Revolving Loan that is a Eurocurrency~~LIBOR Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the ~~Eurocurrency~~LIBOR Rate for such Interest Period plus the Applicable Rate; (B) each ~~Revolving Loan that is a~~ Base Rate Loan (other than a Swing Line Loan) shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate; (C) each Alternative Currency Daily Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Alternative Currency Daily Rate plus the Applicable Rate; (D) each Alternative Currency Term Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Alternative Currency Term Rate for such Interest Period plus the Applicable Rate; (E) each Domestic Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate (or with respect to any Domestic Swing Line Loan advanced pursuant to an Auto-Borrow Agreement, such other rate as separately agreed in writing between the Company and the Domestic Swing Line Lender); (~~D~~F) each Australian Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Australian Base Rate plus the Applicable Rate for ~~Eurocurrency~~Alternative Currency Term Rate Loans or such other rate per annum as the Australian Swing Line Lender and the applicable Australian Borrower shall mutually agree; and (~~E~~G) each Canadian Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to Canadian Prime Rate plus the Applicable Rate for Base Rate Loans or such other rate per annum as the Canadian Swing Line Lender and the Canadian Borrower shall mutually agree.

(ii) Interest on each Delayed Draw Term Loan, Revolving Loan and Swing Line Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

(b) Default Rate. ~~Upon the occurrence and during the continuation of an Event of Default, the Borrowers shall pay interest on the principal amount of all outstanding Obligations at a fluctuating interest~~If any amount payable by the Borrowers under this Agreement or any other Loan Document (including principal of any Loan, interest, fees and other amount) is not paid when due, whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a rate per annum ~~at all times~~ equal to the applicable Default Rate to the fullest extent permitted by applicable Laws.

(c) Interest Act (Canada). For the purposes of the Interest Act (Canada), (i) whenever a rate of interest or fee rate hereunder is calculated on the basis of a year (the “deemed year”) that contains fewer days than the actual number of days in the calendar year of calculation, such rate of interest or fee rate shall be expressed as a yearly rate by multiplying such rate of interest or fee rate by the actual number of days in the calendar year of calculation and dividing it by the number of days in the deemed year, (ii) the principle of deemed reinvestment of interest shall not apply to any interest calculation hereunder and (iii) the rates of interest stipulated herein are intended to be nominal rates and not effective rates or yields.

Section 2.09 Fees.

In addition to certain fees described in subsections (h) and (i) of Section 2.03:

(a) Commitment Fee. The Company shall pay to the Administrative Agent for the account of each Lender in accordance with its Pro Rata Share, a commitment fee, in Dollars, at a rate per annum equal to (i) with respect to the Revolving Loans, the product of (~~i~~x) the Applicable Rate times (~~ii~~y) the actual daily amount by which the Aggregate Revolving Commitments exceed the sum of (~~y~~A) the Outstanding Amount of Revolving Loans and (~~z~~B) the Outstanding Amount of L/C Obligations~~,~~ (ii) and with respect to the Delayed Draw Term Loans, the product of (x) the Applicable Rate times (y) the aggregate unfunded Delayed Draw Term Loan Commitments, each of the foregoing clauses (i) and (ii) subject to adjustment as provided in Section 2.15. The commitment fee (i) with respect to the Revolving Loans, shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article V is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Maturity Date applicable to the Aggregate Revolving Commitments and (ii) with respect to the Delayed Draw Term Loans, shall accrue commencing upon the date that is sixty (60) days after the Ninth Amendment Effective Date, including at any time during which one or more of the conditions in Article V is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur sixty (60) days after the Ninth Amendment Effective Date, until the termination of the Delayed Draw Term Loan Commitments. The commitment fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. For purposes of clarification, Swing Line Loans shall not be considered outstanding for purposes of determining the unused portion of the Aggregate Revolving Commitments. When determining the Outstanding Amount of L/C Obligations for Letters of Credit issued by Lenders other than Bank of America for purposes of calculating the commitment fee, the Administrative Agent shall make such determinations using the information provided pursuant to Section 2.03(l)(v) and any related Letter of Credit activity that posts subsequent to the date of such information but prior to the end of the calendar quarter shall be reflected in adjustments to the commitment fee for the next billing cycle.

(b) Administrative Agent Fee Letter. The Company shall pay to BofA Securities (as successor in interest to Merrill Lynch, Pierce, Fenner & Smith Incorporated) and the Administrative Agent for their own respective accounts fees, in Dollars, in the amounts and at the times specified in the Administrative Agent Fee Letter. Such fees shall be fully earned when paid and shall be non-refundable for any reason whatsoever.

Section 2.10 Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate.

(a) All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to the ~~Eurocurrency~~LIBOR Rate) ~~and~~, for ~~Eurocurrency~~Alternative Currency Term Rate Loans (x) denominated in Sterling and/or (y) determined by reference to the CDOR Rate, and for Canadian Swing Line Loans determined by reference to the Canadian Prime Rate, shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year), or, in the case of interest in respect of Loans denominated in Alternative Currencies as to which market practice differs from the foregoing, in accordance with such market practice. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one (1) day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

(b) If, as a result of any restatement of or other adjustment to the financial statements of the Company, the Company or the Lenders (acting reasonably) determine that (i) the Consolidated Leverage Ratio as calculated by the Company as of any applicable date was inaccurate and (ii) a proper calculation of the Consolidated Leverage Ratio would have resulted in higher pricing for such period, the Company shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders or the applicable L/C Issuer, as the case may be, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Company under the Bankruptcy Code of the United States, automatically and without further action by the Administrative Agent, any Lender or any L/C Issuer), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This Section 2.10(b) shall not limit the rights of the Administrative Agent, any Lender or any L/C Issuer, as the case may be, under any provision of this Agreement to payment of any Obligations hereunder at the Default Rate or under Article IX. The Borrower’s obligations under this Section 2.10(b) shall survive for a period of two (2) years following the termination of the Commitments and the repayment of all other Obligations (other than any contingent indemnity obligations that, by their terms, survive the termination of this Agreement) hereunder.

Section 2.11 Evidence of Debt.

(a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrowers and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrowers shall execute and deliver to such Lender (through the Administrative Agent) a promissory note, which shall evidence such Lender’s Loans in addition to such accounts or records. Each such promissory note shall (i) in the case of Revolving Loans, be in the form of Exhibit C-1 (a “Revolving Note”), (ii) in the case of Domestic Swing Line Loans, be in the form of Exhibit C-2 (a “Domestic Swing Line Note”), (iii) in the case of Australian Swing Line Loans, be in the form of Exhibit C-3 (an “Australian Swing Line Note”), (iv) in the case of Canadian Swing Line Loans, be in the form of Exhibit C-4 (a “Canadian Swing Line Note”) ~~and~~, (v) in the case of Incremental Term Loans, be in the form of Exhibit C-5 (an “Incremental Term Note”) and (vi) in the case of Delayed Draw Term Loans, be in the form of Exhibit C-6 (a “Delayed Draw Term Loan Note”). Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount, currency and maturity of its Loans and payments with respect thereto.

(b) In addition to the accounts and records referred to in subsection (a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

Section 2.12 Payments Generally; Administrative Agent’s Clawback.

(a) All payments to be made by the Borrowers shall be made without condition or deduction for any counterclaim, defense, recoupment or set-off. Except as otherwise expressly provided herein and except with respect to principal of and interest on Loans denominated in an Alternative Currency, all payments by the Borrowers hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in Dollars and in Same Day Funds not later than 2:00 p.m. on the date specified herein. Except as otherwise expressly provided herein, all payments by the Borrowers hereunder with respect to principal and interest on Loans denominated in an Alternative Currency shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in such Alternative Currency and in Same Day Funds not later than the Applicable Time specified by the Administrative Agent on the dates specified herein. Without limiting the generality of the foregoing, the Administrative Agent may require that any payments due under this Agreement be made in the United States. If, for any reason, any Borrower is prohibited by any Law from making any required payment hereunder in an Alternative Currency, such Borrower shall make such payment in Dollars in the Dollar Equivalent of the Alternative Currency payment amount. The Administrative Agent will promptly distribute to the applicable L/C Issuer its applicable share or each Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent (i) after 2:00 p.m., in the case of payment in Dollars, or (ii) after the Applicable Time specified by the Administrative Agent in the case of payments in an Alternative Currency, shall in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.

(b) Subject to Section 2.07, the definition of “Interest Period” and as otherwise specifically provided for in this Agreement, if any payment to be made by a Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

(c) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, L/C Borrowings, interest and fees then due hereunder, such funds shall be applied (i) first, toward costs and expenses (including Attorney Costs and amounts payable under Article III) incurred by the Administrative Agent and each Lender, (ii) second, toward repayment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (iii) third, toward repayment of principal and L/C Borrowings then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and L/C Borrowings then due to such parties.

(d) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of ~~Eurocurrency~~LIBOR Rate Loans or Alternative Currency Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the applicable Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in Same Day Funds with interest thereon, for each day from and including the date such amount is made available to ~~the applicable~~such Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the ~~applicable~~ Overnight Rate ~~from time to time in effect~~, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by such Borrower, the interest rate applicable to (x) Base Rate Loans, ~~or~~ in the case of Loans denominated in Dollars, or (y) in the case of Loans denominated in Alternative Currencies, in accordance with such market practice, in each case, as applicable~~; provided, however that the Administrative Agent may not make demand therefor upon the applicable Borrower unless such Lender fails to pay such amount forthwith upon the Administrative Agent’s demand therefor~~. If such Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to such Borrower the amount of such interest paid by such Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by ~~any~~such Borrower shall be without prejudice to any claim such Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

(e) Unless the Administrative Agent shall have received notice from the Company prior to the ~~time at~~date on which any payment is due to the Administrative Agent for the account of the Lenders or any L/C Issuer hereunder that the applicable Borrower will not make such payment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the appropriate Lenders or L/C Issuers, as the case may be, the amount due. With Respect to any payment that the Administrative Agent makes for the account of any Lender or any L/C Issuer hereunder as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (i) the applicable Borrower has not in fact made such payment; (ii) the Administrative Agent has made a payment in excess of the amount so paid by the applicable Borrower (whether or not then owed); or (iii) the Administrative agent has for any reason otherwise erroneously made such payment; then each of the applicable Lenders or the applicable L/C Issuers, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender or such L/C Issuer, in Same Day Funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the ~~Overnight Rate.~~ greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. A notice of the Administrative Agent to any Lender or the Borrowers with respect to any amount owing under this clause (b) shall be conclusive, absent manifest error.

(f) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the applicable Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article V are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

(g) The obligations of the Lenders hereunder to make Loans, to fund participations in Letters of Credit and Swing Line Loans and to make payments pursuant to Section 11.04(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation in Letters of Credit or Swing Line Loans or to make any payment under Section 11.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation in Letters of Credit or Swing Line Loans or to make its payment under Section 11.04(c).

(h) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

(i) A notice of the Administrative Agent to any Lender or any Borrower with respect to any amount owing under Section 2.12(d) or (e) shall be conclusive, absent manifest error.

Section 2.13 Sharing of Payments by Lenders.

If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Loans made by it, or the participations in L/C Obligations or in Swing Line Loans held by it (but not including any amounts applied by the applicable Swing Line Lender to outstanding Swing Line Loans), any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them and/or such subparticipations in the participations in L/C Obligations or Swing Line Loans held by them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Loans or such participations, as the case may be, pro rata with each of them; provided, however, that (x) if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 11.05 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (i) the amount of such paying Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon and (y) the provisions of this Section shall not be construed to apply to (A) any payment made by or on behalf of any Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (B) the application of Cash Collateral provided for in Section 2.14 or (C) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in L/C Obligations or Swing Line Loans to any assignee or participant, other than an assignment to the Company or any Subsidiary (as to which the provisions of this Section shall apply). Each Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 11.08) with respect to such participation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.

Section 2.14 Cash Collateral.

(a) Certain Credit Support Events. If (i) any L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, (ii) as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, or (iii) ~~any Borrower shall be required to provide Cash Collateral pursuant to Section 9.02(b) or (iv)~~ there shall exist a Defaulting Lender, the Company shall ~~immediately (in the case of clause (iii) above) or~~ within one (1) Business Day ~~(in all other cases)~~ following any request by the Administrative Agent or an L/C Issuer provide Cash Collateral in an amount not less than the applicable Minimum Collateral Amount (determined in the case of Cash Collateral provided pursuant to clause (~~iv~~iii) above, after giving effect to Section 2.15(b) and any Cash Collateral provided by the Defaulting Lender). Additionally, if the Administrative Agent notifies the Company at any time that the Outstanding Amount of all L/C Obligations for Financial Letters of Credit at such time exceeds ~~105~~103 % of the Financial Letter of Credit Sublimit then in effect, then within two (2) Business Days after receipt of such notice, the Company shall provide Cash Collateral for the Outstanding Amount of the L/C Obligations for Financial Letters of Credit in an amount not less than the amount by which the Outstanding Amount of all L/C Obligations for Financial Letters of Credit exceeds the Financial Letter of Credit Sublimit.

(b) Grant of Security Interest. The Company, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuers and the Lenders, and agrees to maintain, a first priority security interest in all such Cash Collateral as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.14(c). If at any time the Administrative Agent reasonably determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent or the L/C Issuers as herein provided (other than Liens permitted under Section 8.01(m)), or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Company will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by any Defaulting Lender). All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing deposit accounts at Bank of America. The Company shall pay (or shall cause the applicable Borrower to pay) on demand therefor from time to time all customary account opening, activity and other administrative fees and charges in connection with the maintenance and disbursement of Cash Collateral.

(c) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.14 or Sections 2.03, 2.05, 2.15 or 9.02 in respect of Letters of Credit shall be held and applied to the satisfaction of the specific L/C Obligations, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein.

(d) Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or to secure other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 11.06(b)(vi))) or (ii) the determination by the Administrative Agent and the L/C Issuers that there exists excess Cash Collateral; provided, however, ~~(x) any such release shall be without prejudice to, and any disbursement or other transfer of Cash Collateral shall be and remain subject to, any other Lien conferred under the Loan Documents and the other applicable provisions of the Loan Documents, and (y)~~ the Person providing Cash Collateral and the L/C Issuers may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations.

Section 2.15 Defaulting Lenders.

(a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:

(i) Waivers and Amendment. The Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders”, “Required Revolving Lenders” and in Section 11.01.

(ii) Reallocation of Payments. Any payment of principal, interest, fees or other amount received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article IX or otherwise, and including any amounts made available to the Administrative Agent by that Defaulting Lender pursuant to Section 2.13 or Section 11.08), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to any L/C Issuer or Swing Line Lender hereunder; third, to Cash Collateralize the applicable L/C Issuer’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section 2.14; fourth, as the Company may request (so long as no Default or Event of Default exists and is continuing), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Company (with respect to the Company, so long as no Default or Event of Default exists and is continuing), to be held in a non-interest bearing deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize the applicable L/C Issuer’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 2.14; sixth, to the payment of any amounts owing to the Lenders, any L/C Issuer or any Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, any L/C Issuer or any Swing Line Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to any Borrower as a result of any judgment of a court of competent jurisdiction obtained by such Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided, that, if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans or L/C Borrowings were made at a time when the conditions set forth in Section 5.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Borrowings owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Obligations owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations and Swing Line Loans are held by the Lenders pro rata in accordance with the applicable Commitments hereunder without giving effect to Section 2.15(b). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.15(a)(ii) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.

(iii) Certain Fees.

(A) No Defaulting Lender shall be entitled to receive any fee payable under Section 2.09(a) for any period during which that Lender is a Defaulting Lender (and the Company shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).

(B) Each Defaulting Lender shall be entitled to receive Letter of Credit fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Pro Rata Share of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.14.

(C) With respect to any Letter of Credit fee not required to be paid to any Defaulting Lender pursuant to clause (B) above, the Borrowers shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations that has been reallocated to such Non-Defaulting Lender pursuant to Section 2.15(b) below, (y) pay to the applicable L/C Issuer the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such L/C Issuer’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee.

(b) Reallocation of Pro Rata Shares to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations and Swing Line Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Pro Rata Shares (calculated without regard to such Defaulting Lender’s Revolving Commitment) but only to the extent that (x) the conditions set forth in Section 5.02 are satisfied or waived at the time of such reallocation (and, unless the Company shall have otherwise notified the Administrative Agent at such time, the Company shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the aggregate Outstanding Amount of the Revolving Loans of any such Non-Defaulting Lender, plus such Non-Defaulting Lender’s Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Non-Defaulting Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans to exceed such Non-Defaulting Lender’s Revolving Commitment. Subject to Section 11.23, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

(c) Cash Collateral, Repayment of Swing Line Loans. If the reallocation described in Section 2.15(b) above cannot, or can only partially, be effected, the Company or the applicable Borrower(s) shall, without prejudice to any right or remedy available to it hereunder or under applicable Law, (x) first, prepay the applicable Swing Line Loans in an amount equal to the applicable Swing Line Lenders’ Fronting Exposure and (y) second, Cash Collateralize the applicable L/C Issuer’s Fronting Exposure in accordance with the procedures set forth in Section 2.14.

(d) Defaulting Lender Cure. If the Company, the Administrative Agent, the Swing Line Lenders and the L/C Issuers agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held on a pro rata basis by the Lenders in accordance with their Pro Rata Shares (without giving effect to Section 2.15(b)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of any Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

(e) Assignment of Commitments. If a Lender becomes a Defaulting Lender, such Defaulting Lender may be replaced as provided in Section 11.14.

Section 2.16 Joint and Several Liability.

(a) Foreign Borrowers. The Obligations of each Foreign Borrower shall be joint and several in nature regardless of which such Person actually receives Credit Extensions hereunder or the amount of such Credit Extensions received or the manner in which the Administrative Agent or any Lender accounts for such Credit Extensions on its books and records. Each such Foreign Borrower’s obligations with respect to Credit Extensions made to it, and each such Foreign Borrower’s obligations arising as a result of the joint and several liability of such Foreign Borrower hereunder, with respect to Credit Extensions made to and other Obligations owing by the other Foreign Borrowers, shall be separate and distinct obligations, but all such obligations shall be primary obligations of each such Foreign Borrower.

(b) Waivers. The obligations of the Foreign Borrowers under clause (a) above are joint and several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Loan Documents, ~~Secured~~Guaranteed Treasury Management Agreements, ~~Secured~~Guaranteed Swap Agreements, or any other agreement or instrument referred to therein, or any substitution, release, impairment or exchange of any other guarantee of or security for any of the Obligations, and, to the fullest extent permitted by applicable Law, irrespective of any Law or regulation or other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 2.16 that the obligations of such Foreign Borrowers hereunder shall be absolute and unconditional under any and all circumstances. Each such Foreign Borrower agrees that with respect to its obligations under the foregoing clause (a) such Foreign Borrower shall have no right of subrogation, indemnity, reimbursement or contribution against the Company or any other such Foreign Borrower for amounts paid under this Section 2.16 until such time as the Obligations have been paid in full and the Commitments have expired or terminated. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by law, the occurrence of any one or more of the following shall not alter or impair the liability of any such Foreign Borrower under the foregoing clause (a) which shall remain absolute and unconditional as described above:

(i) at any time or from time to time, without notice to any Borrower, the time for any performance of or compliance with any of the Obligations shall be extended, or such performance or compliance shall be waived;

(ii) any of the acts mentioned in any of the provisions of any of the Loan Documents, ~~Secured~~Guaranteed Treasury Management Agreements, ~~Secured~~Guaranteed Swap Agreements, or any other agreement or instrument referred to in the Loan Documents, ~~Secured~~Guaranteed Treasury Management Agreements, ~~Secured~~Guaranteed Swap Agreements shall be done or omitted;

(iii) the maturity of any of the Obligations shall be accelerated, or any of the Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Loan Documents, ~~Secured~~Guaranteed Treasury Management Agreements, ~~Secured~~Guaranteed Swap Agreements, or any other agreement or instrument referred to in the Loan Documents ~~Secured~~Guaranteed Treasury Management Agreements, ~~Secured~~Guaranteed Swap Agreements shall be waived or any other guarantee of any of the Obligations or any security therefor shall be released, impaired or exchanged in whole or in part or otherwise dealt with; or

~~(iv) any Lien granted to, or in favor of, the Administrative Agent or any Lender or Lenders as security for any of the Obligations shall fail to attach or be perfected; or~~

(iv) ~~(v)~~ any of the Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of any Borrower) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of any Borrower).

With respect to its obligations under the foregoing clause (a) each such Foreign Borrower hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against any Person under any of the Loan Documents, ~~Secured~~Guaranteed Treasury Management Agreements, ~~Secured~~Guaranteed Swap Agreements, or any other agreement or instrument referred to in the Loan Documents, ~~Secured~~Guaranteed Treasury Management Agreements, ~~Secured~~Guaranteed Swap Agreements, or against any other Person under any other guarantee of, or security for, any of the Obligations.

ARTICLE III

TAXES, YIELD PROTECTION AND ILLEGALITY

Section 3.01 Taxes.

(a) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes.

(i) Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Laws. If any applicable Laws (as determined in the good faith discretion of the Administrative Agent) require the deduction or withholding of any Tax from any such payment by the Administrative Agent or a Loan Party, then the Administrative Agent or such Loan Party shall be entitled to make such deduction or withholding, upon the basis of the information and documentation to be delivered pursuant to subsection (e) below.

(ii) If any Loan Party or the Administrative Agent shall be required by the Internal Revenue Code to withhold or deduct any Taxes, including both United States Federal backup withholding and withholding taxes, from any payment, then (A) the Administrative Agent shall withhold or make such deductions as are determined by the Administrative Agent to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) the Administrative Agent shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the Internal Revenue Code, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.

(iii) If any Loan Party or the Administrative Agent shall be required by any applicable Laws other than the Internal Revenue Code to withhold or deduct any Taxes from any payment, then (A) such Loan Party or the Administrative Agent, as required by such Laws, shall withhold or make such deductions as are determined by it to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) such Loan Party or the Administrative Agent, to the extent required by such Laws, shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with such Laws, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.

(b) Payment of Other Taxes by the Loan Parties. Without limiting the provisions of subsection (a) above, the Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(c) Tax Indemnifications.

(i) Each of the Loan Parties shall, and does hereby, jointly and severally (subject to Section 1.12) indemnify each Recipient, and shall make payment in respect thereof within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Company by a Lender or an L/C Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or an L/C Issuer, shall be conclusive absent manifest error. Each of the Loan Parties shall, and does hereby, jointly and severally indemnify the Administrative Agent, and shall make payment in respect thereof within ten (10) days after demand therefor, for any amount which a Lender or an L/C Issuer for any reason fails to pay indefeasibly to the Administrative Agent as required pursuant to Section 3.01(c)(ii) below.

(ii) Each Lender and each L/C Issuer shall, and does hereby, severally indemnify, and shall make payment in respect thereof within ten (10) days after demand therefor, (A) the Administrative Agent against any Indemnified Taxes attributable to such Lender or such L/C Issuer (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (B) the Administrative Agent and the Loan Parties, as applicable, against any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.06(d) relating to the maintenance of a Participant Register and (C) the Administrative Agent and the Loan Parties, as applicable, against any Excluded Taxes attributable to such Lender or such L/C Issuer, in each case, that are payable or paid by the Administrative Agent or a Loan Party in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender and each L/C Issuer hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender or such L/C Issuer, as the case may be, under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this clause (ii).

(d) Evidence of Payments. Upon request by any Loan Party or the Administrative Agent, as the case may be, after any payment of Taxes by such Loan Party or by the Administrative Agent to a Governmental Authority as provided in this Section 3.01, such Loan Party shall deliver to the Administrative Agent or the Administrative Agent shall deliver to such Loan Party, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to such Loan Party or the Administrative Agent, as the case may be.

(e) Status of Lenders; Tax Documentation.

(i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Company and the Administrative Agent, at the time or times reasonably requested by the Company or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Company or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Company or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Company or the Administrative Agent as will enable the Company or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.01(e)(ii)(A), 3.01(e)(ii)(B) and 3.01(e)(ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing, in the event that any Borrower is a U.S. Person,

(A) any Lender that is a U.S. Person shall deliver to the Company and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), whichever of the following is applicable:

1. in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, executed copies of IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

2. executed copies of IRS Form W-8ECI;

3. in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate substantially in the form of Exhibit 3.01(e)-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of any Borrower within the meaning of Section 871(h)(3)(B) and 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or W-8BEN-E, as applicable; or

4. to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit 3.01(e)-2 or Exhibit 3.01(e)-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit 3.01(e)-4 on behalf of each such direct and indirect partner;

(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), executed originals of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Company or the Administrative Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to the Company and the Administrative Agent at the time or times prescribed by Law and at such time or times reasonably requested by the Company or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Company or the Administrative Agent as may be necessary for the Company and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the Closing Date.

(iii) Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 3.01 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Company and the Administrative Agent in writing of its legal inability to do so.

(f) Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender or any L/C Issuer, or have any obligation to pay to any Lender or any L/C Issuer, any refund of Taxes withheld or deducted from funds paid for the account of such Lender or such L/C Issuer, as the case may be. If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by any Loan Party or with respect to which any Loan Party has paid additional amounts pursuant to this Section 3.01, it shall pay to the Loan Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by a Loan Party under this Section 3.01 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Loan Party, upon the request of the Recipient, agrees to repay the amount paid over to the Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection, in no event will the applicable Recipient be required to pay any amount to the Loan Party pursuant to this subsection the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require any Recipient to make available its tax returns (or any other information relating to its taxes that it deems confidential) to any Loan Party or any other Person.

(g) Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender or an L/C Issuer, the termination of the Commitments of all the Lenders and the repayment, satisfaction or discharge of all other Obligations.

(h) For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of the this Agreement, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

Section 3.02 Illegality.

If any Lender reasonably determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Credit Extensions whose interest is determined by reference to ~~the Eurocurrency Rate (whether~~

~~denominated in Dollars or an Alternative Currency),~~a Relevant Rate or to determine or charge interest rates based upon ~~the Eurocurrency Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender~~a Relevant Rate or to purchase or sell, or to take deposits of, ~~Dollars or~~ any Alternative Currency in the applicable interbank market, then, ~~on~~upon notice thereof by such Lender to the Company (through the Administrative Agent), (~~i~~a) any obligation of such Lender to make or ~~continue Eurocurrency Rate~~maintain Alternative Currency Loans in the affected currency or currencies or, in the case of ~~Eurocurrency Rate~~ Loans denominated in Dollars, any obligation of such Lender to make or continue LIBOR Rate Loans or to convert Base Rate Loans to ~~Eurocurrency~~LIBOR Rate Loans shall be, in each case, suspended, and (~~ii~~b ) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the ~~Eurocurrency~~LIBOR Rate component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the ~~Eurocurrency~~LIBOR Rate component of the Base Rate~~, in each case until such Lender notifies the Administrative Agent and the Company that the circumstances giving rise to such determination no longer exist, which notice such Lender agrees to give promptly following such determination~~. Upon receipt of such notice, (~~x~~i) the Company (or the applicable Borrower) shall, upon demand from such Lender (with a copy to the Administrative Agent), (A) prepay ~~or,~~ all Alternative Currency Loans in the affected currency or currencies or all LIBOR Rate Loans, as applicable, or (B) if applicable ~~and such Loans are denominated in Dollars~~, convert all ~~Eurocurrency~~LIBOR Rate Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the ~~Eurocurrency~~LIBOR Rate component of the Base Rate)~~, either~~ immediately, or, in the case of LIBOR Rate Loans or Alternative Currency Term Rate Loans, as applicable, on the last day of the Interest Period therefor~~,~~ if such Lender may lawfully continue to maintain such ~~Eurocurrency~~LIBOR Rate Loans or Alternative Currency Term Rate Loans, as applicable, to such day, ~~or immediately, if such Lender may not lawfully continue to maintain such Eurocurrency Rate Loans and~~ (~~y~~ii) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the ~~Eurocurrency~~LIBOR Rate, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the ~~Eurocurrency~~LIBOR Rate component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the ~~Eurocurrency~~ LIBOR Rate, and (iii) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the CDOR Rate, the Administrative Agent shall during the period of such suspension compute the Canadian Prime Rate applicable to such Lender without reference to the CDOR Rate component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the CDOR Rate. Upon any such prepayment or conversion, the Company ~~(or the applicable Borrower)~~ shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.05.

Each Lender at its option may make any Credit Extension to any Borrower by causing any domestic or foreign branch or Affiliate of such Lender (each, a “Designated Lender”) to make such Credit Extension (and in the case of an Affiliate, the provisions of Sections 3.01 through 3.05 and 11.04 shall apply to such Affiliate to the same extent as to such Lender); provided that any exercise of such option shall not affect the obligation of such Borrower to repay such Credit Extension in accordance with the terms of this Agreement; provided, however, if any Lender or any Designated Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Designated Lender to perform its obligations hereunder or to issue, make, maintain, fund or charge interest with respect to any Credit Extension to any Borrower who is organized under the laws of a jurisdiction other than the United States, a State thereof or the District of Columbia then, on notice thereof by such Lender to the Company through the Administrative Agent, and until such notice by such Lender is revoked, any obligation of such Lender to issue, make, maintain, fund or charge interest with respect to any such Credit Extension shall be suspended. Upon receipt of such notice, the Loan Parties shall take all reasonable actions requested by such Lender to mitigate or avoid such illegality.

Section 3.03 Inability to Determine Rates.

(a) If in connection with any request for a ~~Eurocurrency~~LIBOR Rate Loan or an Alternative Currency Loan or a conversion ~~to or~~of Base Rate Loans to LIBOR Rate Loans or a continuation ~~thereof~~of any of such Loans, as applicable, (i) the Administrative Agent determines ~~that (A) deposits (whether in Dollars or an Alternative Currency) are not being offered to banks in the applicable offshore interbank market for such currency~~(which determination shall be conclusive absent manifest error) that (A) no Benchmark Replacement or Successor Rate, as applicable, for the Relevant Rate for the applicable ~~amount and Interest Period of such Eurocurrency Rate Loan~~ Agreed Currency has been determined in accordance with Section 3.03(b) or Section 3.03(c), as applicable, and the circumstances under Section 3.03(b)(i) or the Scheduled Unavailability Date has occurred with respect to such Relevant Rate (as applicable), or (B~~) (1~~) adequate and reasonable means do not otherwise exist for determining the ~~Eurocurrency~~Relevant Rate for ~~any~~the applicable Agreed Currency for any determination date(s) or requested Interest Period, as applicable, with respect to a proposed ~~Eurocurrency~~LIBOR Rate Loan ~~(whether denominated in Dollars~~ or ~~in~~ an Alternative Currency~~)~~ Loan or in connection with an existing or proposed Base Rate Loan ~~and (2) the circumstances described in Section 3.07(a) do not apply (in each case with respect to this clause (i), “Impacted Loans”)~~, or (ii) the Administrative Agent or the Required Lenders determine ~~that~~ for any reason that the ~~Eurocurrency~~Relevant Rate ~~for any requested Interest Perio~~d with respect to a proposed ~~Eurocurrency Rate Loan~~ Loan denominated in an Agreed Currency for any requested Interest Period or determination date(s) does not adequately and fairly reflect the cost to such Lenders of funding such ~~Eurocurrency Rate~~ Loan, the Administrative Agent will promptly so notify the Company and ~~all Lenders.~~each Lender.

Thereafter, (x) the obligation of the Lenders to make or maintain ~~Eurocurrency~~LIBOR Rate Loans or Alternative Currency Loans in the affected ~~currency or~~ currencies, as applicable, or to convert Base Rate Loans to LIBOR Rate Loans, shall be suspended ~~(~~to the extent of the affected ~~Eurocurrency Rate~~ Loans ~~or~~, Interest ~~Periods), and~~Period(s) or determination date(s), as applicable, (y) in the event of a determination described in ~~the preceding sentence~~clause (x) with respect to the ~~Eurocurrency~~LIBOR Rate component of the Base Rate, the utilization of the ~~Eurocurrency~~LIBOR Rate component in determining the Base Rate shall be suspended ~~(to the extent of the affected Eurocurrency Rate Loans or Interest Periods)~~, and (z) in the event of a determination described in clause (x) with respect to the CDOR component of the Canadian Prime Rate, the utilization of the CDOR Rate component in determining the Canadian Prime Rate shall be suspended, in each case, until the Administrative Agent (or, in the case of a determination by the Required Lenders described in Section 3.03(a)(ii), until the Administrative Agent upon instruction of the Required Lenders) revokes such notice.

Upon receipt of such notice, (i) the Company may revoke (without regard to any notice period that may otherwise be required hereunder) any pending request for a Borrowing of, conversion to or continuation of ~~Eurocurrency Rate Loans in the affected currency or currencies (~~LIBOR Rate Loans, or Borrowing of, or continuation of Alternative Currency Loans, in each case to the extent of the affected ~~Eurocurrency Rate~~ Loans ~~or~~, Interest Periods~~)~~ or determination date(s), as applicable or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans denominated in Dollars in the Dollar Equivalent of the amount specified therein~~.~~, and (ii) (A) any outstanding LIBOR Rate Loans shall be deemed to have been converted to Base Rate Loans at the end of their respective applicable Interest Period, and (B) any outstanding affected Alternative Currency Loans, at the Company’s election, shall either (1) be converted into a Borrowing of Base Rate Loans denominated in Dollars in the Dollar Equivalent of the amount of such outstanding Alternative Currency Loan immediately, in the case of an Alternative Currency Daily Rate Loan, or at the end of the applicable Interest Period, in the case of an Alternative Currency Term Rate Loan, or (2) be prepaid in full immediately, in the case of an Alternative Currency Daily Rate Loan, or at the end of the applicable Interest Period, in the case of an Alternative Currency Term Rate Loan; provided, that, if no election is made by the Company (x) in the case of an Alternative Currency Daily Rate Loan, by the date that is three (3) Business Days after receipt by the Company of such notice or (y) in the case of an Alternative Currency Term Rate Loan, by the last day of the current Interest Period for the applicable Alternative Currency Term Rate Loan, the Company shall be deemed to have elected clause (1) above.

~~(b) Notwithstanding the foregoing, if the Administrative Agent has made the determination described in Section 3.03(a)(i), the Administrative Agent, in consultation with the Company and the affected Lenders, may establish an alternative interest rate for the Impacted Loans, in which case, such alternative rate of interest shall apply with respect to the Impacted Loans until (i) the Administrative Agent revokes the notice delivered with respect to the Impacted Loans under Section 3.03(a)(i), (ii) the Administrative Agent notifies the Company that such alternative interest rate does not adequately and fairly reflect the cost to such Lenders of funding the Impacted Loans, or (iii) any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to such alternative rate of interest or to determine or charge interest rates based upon such rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to do any of the foregoing and provides the Administrative Agent and the Company written notice thereof.~~

(b) Notwithstanding anything to the contrary herein or in any other Loan Document:

(i) On March 5, 2021 the Financial Conduct Authority (“FCA”), the regulatory supervisor of LIBOR’s administrator (“IBA”), announced in a public statement the future cessation or loss of representativeness of overnight/Spot Next, 1-week, 1-month, 2-month, 3-month, 6-month and 12- month Dollar LIBOR tenor settings. On the earliest of (A) the date that all Available Tenors of Dollar LIBOR have permanently or indefinitely ceased to be provided by IBA or have been announced by the FCA pursuant to public statement or publication of information to be no longer representative, (B) June 30, 2023, and (C) the Early Opt-in Effective Date in respect of a SOFR Early Opt-in, if the then-current Benchmark is LIBOR, the Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any other Loan Document in respect of any setting of such Benchmark on such day and all subsequent settings without any amendment to, or further action or consent of any other party to this Agreement or any other Loan Document. If the Benchmark Replacement is Daily SOFR, all interest payments will be payable on a quarterly basis.

(ii) (x) Upon (A) the occurrence of a Benchmark Transition Event or (B) a determination by the Administrative Agent that neither of the alternatives under clause (a) of the definition of Benchmark Replacement are available, the Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder and under any other Loan Document in respect of any Benchmark setting at or after 5:00 p.m. on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from

Lenders comprising the Required Lenders (and any such objection shall be conclusive and binding absent manifest error); provided, that, solely in the event that the then-current Benchmark at the time of such Benchmark Transition Event is not a SOFR-based rate, the Benchmark Replacement therefor shall be determined in accordance with clause (a) of the definition of Benchmark Replacement unless the Administrative Agent reasonably determines that neither of such alternative rates is available.

(y) On the Early Opt-in Effective Date in respect of an Other Rate Early Opt-in, the Benchmark Replacement will replace LIBOR for all purposes hereunder and under any other Loan Document in respect of any setting of such Benchmark on such day and all subsequent settings without any amendment to, or further action or consent of any other party to this Agreement or any other Loan Document.

(iii) At any time that the administrator of the then-current Benchmark has permanently or indefinitely ceased to provide such Benchmark or such Benchmark has been announced by the regulatory supervisor for the administrator of such Benchmark pursuant to public statement or publication of information to be no longer representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored, each Borrower may revoke any request for a borrowing of, conversion to or continuation of Loans to be made, converted or continued that would bear interest by reference to such Benchmark until the Company’s receipt of notice from the Administrative Agent that a Benchmark Replacement has replaced such Benchmark, and, failing that, such Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans. During the period referenced in the foregoing sentence, the component of Base Rate based upon the Benchmark will not be used in any determination of Base Rate.

(iv) In connection with the implementation and administration of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.

(v) The Administrative Agent will promptly notify the Company and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Benchmark Replacement Conforming Changes. Any determination, decision or election that may be made by the Administrative Agent pursuant to this Section 3.03(b), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 3.03(b).

(vi) At any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including Term SOFR or LIBOR), then the Administrative Agent may remove any tenor of such Benchmark that is unavailable or non-representative for Benchmark (including Benchmark Replacement) settings and (B) the Administrative Agent may reinstate any such previously removed tenor for Benchmark (including Benchmark Replacement) settings.

(c) Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive and binding upon all parties hereto absent manifest error), or the Company or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Company) that the Company or Required Lenders (as applicable) have determined (which determination likewise shall be conclusive and binding upon all parties hereto absent manifest error), that:

(i) adequate and reasonable means do not exist for ascertaining the Relevant Rate for an Alternative Currency because none of the tenors of such Relevant Rate (including any forward-looking term rate thereof) is available or published on a current basis and such circumstances are unlikely to be temporary; or

(ii) the applicable Alternative Currency Authority has made a public statement identifying a specific date after which all tenors of the Relevant Rate for an Alternative Currency (including any forward-looking term rate thereof) shall or will no longer be representative or made available, or used for determining the interest rate of loans denominated in such Alternative Currency, or shall or will otherwise cease; provided, that, in each case, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent that will continue to provide such representative tenor(s) of the Relevant Rate for such Alternative Currency (the latest date on which all tenors of the Relevant Rate for such Alternative Currency (including any forward-looking term rate thereof) are no longer representative or available permanently or indefinitely, the “Scheduled Unavailability Date”); or

(iii) syndicated loans currently being executed and agented in the U.S., are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace the Relevant Rate for an Alternative Currency;

or if the events or circumstances of the type described in Section 3.03(c)(i), (ii) or (iii) have occurred with respect to the Successor Rate for an Alternative Currency then in effect, then, the Administrative Agent and the Company may amend this Agreement solely for the purpose of replacing the Relevant Rate for an Alternative Currency or any then current Successor Rate for an Alternative Currency in accordance with this Section 3.03 with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the United States and denominated in such Alternative Currency for such alternative benchmarks, and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the United States and denominated in such Alternative Currency for such benchmarks, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion and may be periodically updated (and any such proposed rate, including for the avoidance of doubt, any adjustment thereto, a “Successor Rate”), and any such amendment shall become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Company unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment.

The Administrative Agent will promptly (in one or more notices) notify the Company and each Lender of the implementation of any Successor Rate.

Any Successor Rate shall be applied in a manner consistent with market practice; provided, that, to the extent such market practice is not administratively feasible for the Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.

Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than zero, the Successor Rate will be deemed to be zero for the purposes of this Agreement and the other Loan Documents.

In connection with the implementation of a Successor Rate, the Administrative Agent will have the right to make Alternative Currency Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Alternative Currency Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided, that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Alternative Currency Conforming Changes to the Company and the Lenders reasonably promptly after such amendment becomes effective.

Section 3.04 Increased Cost; Reserves on ~~Eurocurrency Rate Loans ..~~LIBOR Rate Loans.

(a) Increased Costs Generally. If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement contemplated by Section 3.04(e)) or any L/C Issuer;

(ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii) impose on any Lender or any L/C Issuer or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or ~~Eurocurrency~~LIBOR Rate Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Loan the interest on which is determined by reference to the ~~Eurocurrency~~LIBOR Rate (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or such L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or such L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or such L/C Issuer, the Company will pay (or cause the applicable Borrower to pay) to such Lender or such L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered.

(b) Capital Requirements. If any Lender or any L/C Issuer determines that any Change in Law affecting such Lender or such L/C Issuer or any Lending Office of such Lender or such Lender’s or such L/C Issuer’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or such L/C Issuer’s capital or on the capital of such Lender’s or such L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swing Line Loans held by, such Lender, or the Letters of Credit issued by such L/C Issuer, to a level below that which such Lender or such L/C Issuer or such Lender’s or such L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such L/C Issuer’s policies and the policies of such Lender’s or such L/C Issuer’s holding company with respect to liquidity or capital adequacy), then from time to time the Company will pay (or cause the applicable Borrower to pay) to such Lender or such L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such L/C Issuer or such Lender’s or such L/C Issuer’s holding company for any such reduction suffered.

(c) Certificates for Reimbursement. A certificate of a Lender or an L/C Issuer setting forth in reasonable detail the basis for and calculation of the amount or amounts necessary to compensate such Lender or such L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the Company shall be conclusive absent manifest error. The Company shall pay (or cause the applicable Borrower to pay) such Lender or such L/C Issuer, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof.

(d) Delay in Requests. Failure or delay on the part of any Lender or any L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender’s or such L/C Issuer’s right to demand such compensation, provided that the Company shall not be required to compensate a Lender or an L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than six (6) months prior to the date that such Lender or such L/C Issuer, as the case may be, notifies the Company of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof).

(e) Additional Reserve Requirements. The Company shall pay (or cause the applicable Borrower to pay) to each Lender, (i) as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently referred to as “Eurocurrency liabilities” in Regulation D of the FRB), additional interest on the unpaid principal amount of each ~~Eurocurrency~~LIBOR Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent manifest error), and (ii) as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any other central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the ~~Eurocurrency~~LIBOR Rate Loans, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Commitment or Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent manifest error), which in each case shall be due and payable on each date on which interest is payable on such Loan, provided the Company shall have received at least ten (10) days’ prior notice (with a copy to the Administrative Agent) of such additional interest or costs from such Lender. If a Lender fails to give notice ten (10) days prior to the relevant Interest Payment Date, such additional interest or costs shall be due and payable ten (10) days from receipt of such notice.

Section 3.05 Funding Losses.

Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Company shall promptly compensate (or cause the applicable Borrower to compensate) such Lender for and hold such Lender harmless from any loss, cost or reasonable expense actually incurred by it as a result of:

(a) any continuation, conversion, payment or prepayment of any ~~Eurocurrency~~Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

(b) any failure by any Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any ~~Eurocurrency~~Loan other than a Base Rate Loan on the date or in the amount notified by the Company or the applicable Borrower;

(c) any assignment of a ~~Eurocurrency~~LIBOR Rate Loan or an Alternative Currency Term Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Company pursuant to Section 11.14; or

(d) any failure by any Borrower to make payment of any Loan or drawing under any Letter of Credit (or interest due thereon) denominated in an Alternative Currency on its scheduled due date or any payment thereof in a different currency;

including any loss of anticipated profits, any foreign exchange losses and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract. The Company shall also pay (or cause the applicable Borrower to pay) any customary administrative fees charged by such Lender in connection with the foregoing.

For purposes of calculating amounts payable by the Company (or the applicable Borrower) to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each ~~Eurocurrency~~LIBOR Rate Loan or Alternative Currency Term Rate Loan made by it at the ~~Eurocurrency Rate used in determining the Eurocurrency~~LIBOR Rate or Alternative Currency Term Rate for such Loan by a matching deposit or other borrowing in the offshore interbank market for such currency for a comparable amount and for a comparable period, whether or not such ~~Eurocurrency~~LIBOR Rate Loan or Alternative Currency Term Rate Loan was in fact so funded.

Section 3.06 Matters Applicable to all Requests for Compensation.

(a) If any Lender requests compensation under Section 3.04, or any Loan Party is required to pay any Indemnified Taxes or additional amount to any Lender, any L/C Issuer or any Governmental Authority for the account of any Lender or any L/C Issuer pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then at the request of the Company such Lender or such L/C Issuer shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender or such L/C Issuer, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender or such L/C Issuer, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or such L/C Issuer, as the case may be. The Company hereby agrees to pay (or cause the applicable Borrower to pay) all reasonable costs and expenses incurred by any Lender or any L/C Issuer in connection with any such designation or assignment.

(b) If any Lender requests compensation under Section 3.04, or if any Loan Party is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 3.06(a), the Company may replace such Lender in accordance with Section 11.14.

~~Section 3.07 LIBOR Successor Rate ..~~

~~Notwithstanding anything to the contrary in this Agreement or any other Loan Documents (including Section 11.01 hereof), if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Company or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Company) that the Company or Required Lenders (as applicable) have determined (which determination likewise shall be conclusive and binding upon all parties hereto absent manifest error), that:~~

~~(a) adequate and reasonable means do not exist for ascertaining LIBOR for the applicable currency for any requested Interest Period, including because the LIBOR Screen Rate for the applicable currency is not available or published on a current basis and such circumstances are unlikely to be temporary;~~

~~(b) the administrator of the LIBOR Screen Rate for the applicable currency or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which LIBOR for the applicable currency or the LIBOR Screen Rate for the applicable currency shall no longer be made available, or used for determining the interest rate of loans denominated in the applicable currency, provided that, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent, that will continue to provide LIBOR after such specific date (such specific date, the “Scheduled Unavailability Date”); or~~

~~(c) syndicated loans currently being executed, or that include language similar to that contained in this Section 3.07, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR for the applicable currency;~~

~~then, reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and the Loan Parties may amend this Agreement to replace LIBOR for the applicable currency with (x) one or more SOFR-Based Rates or (y) another alternate benchmark rate giving due consideration to any evolving or then existing convention for similar syndicated credit facilities denominated in the applicable currency for such alternative benchmarks and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar syndicated credit facilities denominated in the applicable currency for such benchmarks, which adjustment or method~~

~~for calculating such adjustment shall be published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion and may be periodically updated (the “Adjustment;”and any such proposed rate, a “LIBOR Successor Rate”), and any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Loan Parties unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders (A) in the case of an amendment to replace LIBOR with a rate described in clause (x), object to the Adjustment; or (B) in the case of an amendment to replace LIBOR with a rate described in clause (y), object to such amendment; provided that for the avoidance of doubt, in the case of clause (A), the Required Lenders shall not be entitled to object to any SOFR-Based Rate contained in any such amendment. Such LIBOR Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such LIBOR Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.~~

~~If no LIBOR Successor Rate has been determined and the circumstances under clause (a) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Company and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurocurrency Rate Loans in the applicable currency shall be suspended (to the extent of the affected Eurocurrency Rate Loans or Interest Periods), and (y) if the applicable currency is Dollars, then the Eurocurrency Rate component shall no longer be utilized in determining the Base Rate. Upon receipt of such notice, the applicable Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans denominated in the applicable currency (to the extent of the affected Eurocurrency Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans (subject to the foregoing clause (y)) in the amount specified therein.~~

~~Notwithstanding anything else herein, (x) any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than zero for purposes of this Agreement and (y) no amendment fee shall be payable by the Company in connection with any amendment entered into solely for purposes of replacing LIBOR with an alternative benchmark rate pursuant to this Section 3.07.~~

~~In connection with the implementation of a LIBOR Successor Rate, the Administrative Agent will have the right to make LIBOR Successor Rate Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such LIBOR Successor Rate Conforming Changes will become effective without any further action or consent of any other party to this Agreement (it being understood that the Administrative Agent shall provide a copy of any such amendment to the Lenders promptly following the effectiveness thereof).~~

Section 3.07 ~~Section 3.08~~ Survival.

All of the Loan Parties’ obligations under this Article III shall survive the termination of the Commitments of all the Lenders and repayment of all other Obligations hereunder and the resignation of the Administrative Agent.

ARTICLE IV

GUARANTY

Section 4.01 The Guaranty.

The Guarantor hereby guarantees to each Lender, each Swap Bank, each Treasury Management Bank and the Administrative Agent as hereinafter provided, as primary obligor and not as surety, the prompt payment of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof. The Guarantor hereby further agrees that if any of the Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), the Guarantor will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal.

Notwithstanding any provision to the contrary contained herein or in any other of the Loan Documents, Swap Contracts or Treasury Management Agreements, the obligations of the Guarantor under this Agreement and the other Loan Documents shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under the Debtor Relief Laws or any comparable provisions of any applicable state law.

Section 4.02 Obligations Unconditional.

The obligations of the Guarantor under Section 4.01 are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Loan Documents, Swap Contracts or Treasury Management Agreements, or any other agreement or instrument referred to therein, or any substitution, release, impairment or exchange of any other guarantee of or security for any of the Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 4.02 that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances. The Guarantor agrees that it shall have no right of subrogation, indemnity, reimbursement or contribution against any Borrower for amounts paid under this Article IV until such time as the Obligations have been paid in full and the Commitments of all the Lenders have expired or terminated. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by law, the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantor hereunder, which shall remain absolute and unconditional as described above:

(a) at any time or from time to time, without notice to the Guarantor, the time for any performance of or compliance with any of the Obligations shall be extended, or such performance or compliance shall be waived;

(b) any of the acts mentioned in any of the provisions of any of the Loan Documents, any Swap Contract or any Treasury Management Agreement between any Loan Party and any Lender, any Affiliate of a Lender, any Swap Bank or any Treasury Management Bank or any other agreement or instrument referred to in the Loan Documents, such Swap Contracts or Treasury Management Agreement shall be done or omitted;

(c) the maturity of any of the Obligations shall be accelerated, or any of the Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Loan Documents, any Swap Contract between any Loan Party and a Swap Bank, any Treasury Management Agreement between any Loan Party and a Treasury Management Bank or any other agreement or instrument referred to in the Loan Documents, such Swap Contracts or such Treasury Management Agreement shall be waived or any other guarantee of any of the Obligations or any security therefor shall be released, impaired or exchanged in whole or in part or otherwise dealt with;

(d) any Lien granted to, or in favor of, the Administrative Agent or any holder of the Obligations as security for any of the Obligations shall fail to attach or be perfected; or

(e) any of the Obligations shall be determined to be void or voidable (including for the benefit of any creditor of the Guarantor) or shall be subordinated to the claims of any Person (including any creditor of the Guarantor).

With respect to its obligations hereunder, the Guarantor hereby expressly waives diligence, presentment, demand of payment, protest, notice of intent to accelerate, any notice of acceleration and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against any Person under any of the Loan Documents, any Swap Contract between any Loan Party and a Swap Bank, any Treasury Management Agreement between any Loan Party and any Treasury Management Bank, or any other agreement or instrument referred to in the Loan Documents, such Swap Contracts or such Treasury Management Agreement or against any other Person under any other guarantee of, or security for, any of the Obligations.

Section 4.03 Reinstatement.

The obligations of the Guarantor under this Article IV shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Obligations is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Guarantor agrees that it will indemnify the Administrative Agent and each other holder of the Obligations on demand for all reasonable costs and expenses (including fees and expenses of counsel) incurred by the Administrative Agent or such holder of the Obligations in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

Section 4.04 Certain Additional Waivers.

The Guarantor further agrees that the Guarantor shall have no right of recourse to security for the Obligations, except through the exercise of rights of subrogation pursuant to Section 4.02.

Section 4.05 Remedies.

The Guarantor agrees that, to the fullest extent permitted by law, as between the Guarantor, on the one hand, and the Administrative Agent and the holders of the Obligations, on the other hand, the Obligations may be declared to be forthwith due and payable as provided in Section 9.02 (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 9.02) for purposes of Section 4.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Obligations being deemed to have become automatically due and payable), the Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantor for purposes of Section 4.01.

Section 4.06 Guarantee of Payment; Continuing Guarantee.

The guarantee in this Article IV is a guaranty of payment and not of collection, is a continuing guarantee, and shall apply to all Obligations whenever arising.

Section 4.07 Keepwell.

Each Loan Party that is a Qualified ECP Guarantor at the time the Guaranty in this Article IV by any Specified Loan Party, or the grant of a security interest under the Loan Documents by any such Specified Loan Party, in either case, becomes effective with respect to any Swap Obligation, hereby jointly and severally (subject to Section 1.12), absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under this Guaranty and the other Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Article IV voidable under applicable Debtor Relief Laws, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section 4.07 shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full. Each Loan Party intends this Section 4.07 to constitute, and this Section 4.07 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each Specified Loan Party for all purposes of the Commodity Exchange Act.

ARTICLE V

CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

Section 5.01 Conditions of Initial Credit Extension.

The obligation of each Lender to make its initial Credit Extension hereunder is subject to satisfaction of the following conditions precedent:

(a) Loan Documents. Receipt by the Administrative Agent of executed counterparts of this Agreement and the other Loan Documents, each properly executed by a Responsible Officer of the signing Loan Party and, in the case of this Agreement, by each Lender.

(b) Opinions of Counsel. Receipt by the Administrative Agent of favorable opinions of the general or deputy general counsel of the Loan Parties and legal counsel to the Loan Parties (including foreign legal counsel reasonably requested by the Administrative Agent), addressed to the Administrative Agent and each Lender, dated as of the Closing Date, and in form and substance reasonably satisfactory to the Administrative Agent.

(c) Financial Statements. The Administrative Agent shall have received:

(i) consolidated financial statements of the Company and its Subsidiaries for the fiscal year ended December 31, 2014, including balance sheets and income and cash flow statements, in each case audited by independent public accountants of recognized national standing and prepared in conformity with GAAP; and

(ii) unaudited consolidated financial statements of the Company and its Subsidiaries for the ~~three month~~three-month period ending September 30, 2015, including balance sheets and statements of income or operations, shareholders’ equity and cash flows (the “Interim Financial Statements”).

(d) No Material Adverse Change. There shall not have occurred a material adverse change since December 31, 2014 in the business, assets, properties, liabilities (actual or contingent), operations, financial condition or prospects of the Company and its Subsidiaries taken as a whole.

(e) Litigation. There shall not exist any action, suit, investigation or proceeding pending or threatened in any court or before an arbitrator or Governmental Authority that would reasonably be expected to have a Material Adverse Effect.

(f) Organization Documents, Resolutions, Etc. Receipt by the Administrative Agent of the following, each of which shall be originals or facsimiles (followed promptly by originals), in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:

(i) copies of the Organization Documents of each Loan Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of such Loan Party (x) to be true and correct as of the Closing Date or (y) that such Organization Documents have not changed since the date of delivery under the Existing Credit Agreement;

(ii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party; and

(iii) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation.

(g) Perfection and Priority of Liens on Personal Property. Receipt by the Administrative Agent of the following:

(i) searches of Uniform Commercial Code filings in the jurisdiction of formation of each Loan Party or where a filing would need to be made in order to perfect the Administrative Agent’s security interest in the Collateral (as defined in this Agreement immediately prior to the Sixth Amendment Effective Date), copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens;

(ii) all certificates evidencing any certificated Capital Stock pledged to the Administrative Agent pursuant to the Pledge Agreement (as defined in this Agreement immediately prior to the Sixth Amendment Effective Date), together with duly executed in blank, undated stock powers attached thereto (unless, with respect to the pledged Capital Stock of any Foreign Subsidiary, such stock powers are deemed unnecessary by the Administrative Agent in its reasonable discretion under the law of the jurisdiction of incorporation of such Person);

(iii) searches of ownership of, and Liens on, intellectual property of each Loan Party in the appropriate governmental offices; and

(iv) duly executed notices of grant of security interest in the form required by the Security Agreement (as defined in this Agreement immediately prior to the Sixth Amendment Effective Date) as are necessary, in the Administrative Agent’s reasonable discretion, to perfect the Administrative Agent’s security interest in the intellectual property of the Loan Parties.

(h) Certified Debt Documents. The Administrative Agent shall have received copies, certified by an officer of the Company as true and complete, of the Underwriting Agreement (including all exhibits and schedules thereto) as originally executed and delivered, together with any amendments or modifications to the Underwriting Agreement as of the Closing Date.

(i) Evidence of Insurance. Receipt by the Administrative Agent of copies of insurance policies or certificates of insurance of the Loan Parties evidencing liability and casualty insurance meeting the requirements set forth in the Loan Documents, including, but not limited to, naming the Administrative Agent as additional insured (in the case of liability insurance) or loss payee (in the case of hazard insurance) on behalf of the Lenders.

(j) Closing Certificate. Receipt by the Administrative Agent of a certificate signed by a Responsible Officer of the Company certifying that the conditions specified in Sections 5.01(d) and (e) and Sections 5.02(a), (b) and (c) have been satisfied.

(k) Fees. Receipt by the Administrative Agent and the Lenders of any fees required to be paid on or before the Closing Date.

(l) Attorney Costs. Unless waived by the Administrative Agent, the Company shall have paid all Attorney Costs of the Administrative Agent to the extent invoiced in reasonable detail prior to or on the Closing Date, plus such additional amounts of Attorney Costs as shall constitute its reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Company and the Administrative Agent).

(m) Other. Receipt by the Administrative Agent and the Lenders of such other documents, instruments, agreements and information as reasonably requested by the Administrative Agent or any Lender, including, but not limited to, information regarding litigation, tax, accounting, labor, insurance, pension liabilities (actual or contingent), real estate leases, material contracts, debt agreements, property ownership, environmental matters, contingent liabilities and management of the Company and its Subsidiaries.

Without limiting the generality of the provisions of Section 10.04, for purposes of determining compliance with the conditions specified in this Section 5.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

Section 5.02 Conditions to all Credit Extensions.

The obligation of each Lender or each L/C Issuer to honor any Request for Credit Extension (other than the Delayed Draw Term Loans and the Acquisition Revolving Loan) is subject to the following conditions precedent:

(a) The representations and warranties of the Company and each other Loan Party contained in Article VI or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date, and except that for purposes of this Section 5.02, the representations and warranties contained in subsections (a) and (b) of Section 6.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01.

(b) No Default or Event of Default shall exist, or would result from such proposed Credit Extension.

~~(c) There shall not have been commenced against the Company or any Significant Subsidiary an involuntary case under any applicable Debtor Relief Law, now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed.~~

(c) ~~(d)~~ The Administrative Agent and, if applicable, the applicable L/C Issuer or the applicable Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.

(d) ~~(e)~~ In the case of a Credit Extension to be denominated in an Alternative Currency, ~~there shall not have occurred any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which in the reasonable opinion of the Administrative Agent, the Required Revolving Lenders (in the case of any Revolving Loans to be denominated in an Alternative Currency), the applicable Swing Line Lender (in the case of Swing Line Loans to be documented in an Alternative Currency) or the applicable L/C Issuer (in the case of any Letter of Credit to be denominated in an Alternative Currency) would make it impracticable for such Credit Extension to be denominated in the relevant Alternative~~such currency remains an Eligible Currency.

Each Request for Credit Extension submitted by the Company shall be deemed to be a representation and warranty that the conditions specified in Sections 5.02(a), (b) and (c) have been satisfied on and as of the date of the applicable Credit Extension.

Section 5.03 Conditions to the Funding of the Delayed Draw Term Loan and the Acquisition Revolving Loan.

The availability and funding of the Delayed Draw Term Loans and the Acquisition Revolving Loan on the Acquisition Closing Date shall be subject solely to the satisfaction (or waiver thereof in accordance with this Agreement) of the following conditions on or before the expiration of the Availability Period with respect to Delayed Draw Term Loans:

(a) The Ninth Amendment Effective Date shall have occurred.

(b) The Acquisition Agreement (including all schedules and exhibits thereto) shall not have been modified or amended or any provision waived or consented to by the Company in a manner that is materially adverse to the interests of the Lenders without the prior written consent of the Required Lenders (such consent not to be unreasonably withheld, delayed or conditioned); it being understood and agreed that (a) (i) any decrease in the purchase price of less than ten percent (10%) shall not be materially adverse to the interests of the Lenders so long as such decrease, to the extent it decreases the maximum cash consideration, is allocated to reduce the Delayed Draw Term Loans on a dollar-for-dollar basis and (ii) any decrease in the purchase price of equal to or greater than ten percent (10%) shall be deemed materially adverse to the interests of the Lenders, (b)(i) any increase in the purchase price equal to or greater than ten percent (10%) of the purchase price shall be deemed materially adverse to the interests of the Lenders and (ii) any increase in the purchase price of less than ten percent (10%) of the purchase price shall be materially adverse to the interests of the Lenders unless funded with equity proceeds or cash on hand or in the form of equity and (c) any amendment, modification, waiver or consent that results in a change to the definition of the term “Material Adverse Effect” (as defined in the Acquisition Agreement) shall be deemed to be materially adverse to the Lenders.

(c) The Blattner Acquisition shall have been, or shall concurrently with the borrowing of the Delayed Draw Term Loans and, as applicable, the Acquisition Revolving Loan be, consummated in all material respects in accordance with the terms of the Acquisition Agreement, as such terms may be altered, amended or otherwise changed, supplemented, waived or consented to in accordance with Section 5.03(b).

(d) The representations made by or with respect to the Acquired Company and its subsidiaries in the Acquisition Agreement as are material to the interests of the Lenders (in their capacities as such), but only to the extent that the Company or any of its subsidiaries has the right (taking into account any applicable cure provisions) to terminate (or not perform) its obligations under the Acquisition Agreement, or to decline to consummate the Blattner Acquisition pursuant to the Acquisition Agreement, as a result of an inaccuracy of such representations in the Acquisition Agreement (to such extent, the “Acquisition Agreement Representations”) shall be true and correct in all material respects (or in all respects if qualified by materiality or material adverse effect).

(e) The Specified Representations shall be true and correct in all material respects (or in all respects if qualified by materiality or material adverse effect).

(f) The Administrative Agent shall have received reasonably satisfactory evidence of repayment (which repayment may occur substantially simultaneously with the Borrowing of the Delayed Draw Term Loans and, as applicable, the Acquisition Revolving Loan) of all existing indebtedness of the Acquired Company under the (i) Credit Agreement dated November 27, 2018 between the Acquired Company and Wells Fargo Bank, National Association, as amended by the First Amendment to Credit Agreement dated November 30, 2020, (ii) Master Loan Agreement dated August 3, 2018 between the Acquired Company and U.S. Bank National Association and (iii) ISDA Master Agreement dated July 23, 2018 between the Acquired Company and U.S. Bank National Association, in each case that is required to be repaid on the Acquisition Closing Date pursuant to the terms of the Acquisition Agreement.

(g) The Administrative Agent shall have received a solvency certificate from the chief financial officer of the Company in the form attached hereto as Exhibit F, certifying that the Company and its Subsidiaries, on a consolidated basis after giving effect to the Transactions, are solvent.

(h) Since the date of the Acquisition Agreement, there shall not have occurred a Material Adverse Effect (as defined in the Acquisition Agreement as in effect on September 1, 2021, without giving effect to any amendment thereof or consent thereunder).

(i) All fees due to the Administrative Agent, the Lead Arrangers and the Lenders required to have been paid on or prior to the Acquisition Closing Date shall have been paid, and all expenses required to be paid or reimbursed to the Administrative Agent and the Lead Arrangers that have been invoiced at least three (3) business days prior to the Acquisition Closing Date shall have been paid.

(j) The Administrative Agent shall have received: (i) audited consolidated balance sheets of each of the Company and the Acquired Company and related consolidated statements of income or operations, shareholders’ equity and cash flows, for each of the three (3) most recently completed fiscal years ended at least ninety (90) days before the Acquisition Closing Date; (ii) an unaudited consolidated balance sheet of each of the Company and the Acquired Company and the related consolidated statements of income or operations, shareholders’ equity and cash flows for each fiscal quarter ended after the latest fiscal year referred to in clause (i) above and ended at least forty-five (45) days prior to the Acquisition Closing Date, and for the elapsed interim period following the last completed fiscal year and for the comparable periods of the prior fiscal year (the “Updated Quarterly Financial Statements”); and (iii) pro forma consolidated balance sheet and related consolidated statement of income or operations of the Company for the last completed fiscal year and for the latest interim period covered by the Updated Quarterly Financial Statements, in each case, after giving effect to the Transactions (the “Updated Pro Forma Financial Statements”); provided, that, (A) all of such financial statements shall be prepared in accordance with generally accepted accounting principles in the United States, (B) financial statements of the Acquired Company shall only be provided to the extent required by Rule 3-05 of Regulation S-X, (C) the Updated Pro Forma Financial Statements shall only be provided to the extent required by Article 11 of Regulation S-X to be filed with the SEC prior to consummation of the Acquisition, and (D) the Company’s public filing of any required financial statements with the SEC shall satisfy the requirements of clauses (i) and (ii) of this subsection (j). For the avoidance of doubt, the Administrative Agent acknowledges that it has received all such audited financial statements of each of the Company and the Acquired Company for the fiscal years ended December 31, 2018, December 31, 2019 and December 31, 2020 and all such unaudited financial statements of each of the Company and the Acquired Company for the fiscal quarters ended March 31, 2021 and June 30, 2021.

(k) The Administrative Agent shall have received (i) a customary closing certificate (certifying as to the satisfaction of the conditions set forth in subsections (b), (c) and (e) of this Section 5.03 and, to the knowledge of the Company, subsections (d) and (h) of this Section 5.03), and (ii) a Loan Notice.

Notwithstanding anything in this Agreement or any other Loan Document or other undertaking concerning the financing of the Transactions to the contrary, (i) the only conditions (express or implied) to the availability and funding of the Delayed Draw Term Loans and the Acquisition Revolving Loan on the Acquisition Closing Date are the conditions set forth in this Section 5.03 and (ii) the only representations the accuracy of which shall be a condition to the availability and funding of the Delayed Draw Term Loans and the Acquisition Revolving Loan on the Acquisition Closing Date shall be the Acquisition Agreement Representations and the Specified Representations as set forth in this Section 5.03.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

The Loan Parties represent and warrant to the Administrative Agent and the Lenders (except with respect to the Fund Entities unless otherwise specified expressly below) that:

Section 6.01 Existence, Qualification and Power.

Each Loan Party (a) is a corporation, partnership or limited liability company duly organized or formed, validly existing and (to the extent such concept is applicable) in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified and is licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

Section 6.02 Authorization; No Contravention.

The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is party, have been duly authorized by all necessary corporate or other organizational action, and do not (a) contravene the terms of any of such Person’s Organization Documents; (b) in any material respect, conflict with or result in any breach or contravention of, or the creation of any Lien (other than any Lien pursuant to the Loan Documents) under (i) any material Contractual Obligation to which such Person is a party or (ii) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law (including, without limitation, Regulation U or Regulation X issued by the FRB) in any material respect.

Section 6.03 Governmental Authorization; Other Consents.

No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person in respect to any material Contractual Obligation is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document other than those that have already been obtained and are in full force and effect.

Section 6.04 Binding Effect.

This Agreement and each other Loan Document has been duly executed and delivered by each Loan Party that is party thereto. This Agreement and each other Loan Document constitutes a legal, valid and binding obligation of each Loan Party that is party thereto, enforceable against each such Loan Party in accordance with its terms except as enforceability may be limited by applicable Debtor Relief Laws and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

Section 6.05 Financial Statements; No Material Adverse Effect.

(a) The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (ii) fairly present the financial condition of the Company and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein~~; and (iii) show all material indebtedness and other liabilities, direct or contingent, of the Company and its Subsidiaries as of the date thereof, including liabilities for taxes, commitments and Indebtedness (to the extent required to be shown in accordance with GAAP).~~.

(b) The Interim Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (ii) fairly present the financial condition of the Company and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments~~; and (iii) show all material indebtedness and other liabilities, direct or contingent, of the Company and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness (to the extent required to be shown in accordance with GAAP).~~.

(c) From the date of the Audited Financial Statements to and including the Closing Date, there has been no Disposition by the Company or any Subsidiary, or any Involuntary Disposition, of any material part of the business or Property of the Company and its Subsidiaries, taken as a whole, and no purchase or other acquisition by any of them of any business or Property (including any Capital Stock of any other Person) material in relation to the consolidated financial condition of the Company and its Subsidiaries, taken as a whole, in each case, which is not reflected in the foregoing financial statements or in the notes thereto or has not otherwise been disclosed in writing to the Lenders on or prior to the Closing Date.

(d) The financial statements delivered pursuant to Section 7.01(a) and (b), if any, have been prepared in accordance with GAAP (except as may otherwise be permitted under Section 7.01(a) and (b)) and present fairly (on the basis disclosed in the footnotes to such financial statements) the consolidated financial condition, results of operations and cash flows of the Company and its Subsidiaries as of such date and for such periods.

(e) Since ~~the date of the Audited Financial Statements~~December 31, 2020, there has been no event or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.

Section 6.06 Litigation.

There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge ~~of the Responsible Officers~~ of the Loan Parties after due and diligent investigation, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against any Borrower or any of its Subsidiaries or against any of their Properties or revenues that (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby or (b) would reasonably be expected to have a Material Adverse Effect.

Section 6.07 No Default.

(a) Neither any Borrower nor any Subsidiary thereof is in default under or with respect to any Contractual Obligation that could reasonably be expected to have a Material Adverse Effect.

(b) No Default has occurred and is continuing.

Section 6.08 Ownership of Property~~; Liens~~.

Each of the Borrowers and their Subsidiaries have good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. ~~The Property of the Borrowers and their Subsidiaries is subject to no Liens, other than Permitted Liens.~~

Section 6.09 ~~Environmental Compliance~~ [Reserved].

~~Except as could not reasonably be expected to have a Material Adverse Effect:~~

~~(a) Each of the Facilities and all operations at the Facilities are in compliance with all applicable Environmental Laws, and there is no violation of any Environmental Law with respect to the Facilities or the Businesses, and there are no conditions relating to the Facilities or the Businesses that could give rise to liability under any applicable Environmental Laws.~~

~~(b) None of the Facilities contains, or has previously contained, any Hazardous Materials at, on or under the Facilities in amounts or concentrations that constitute or constituted a violation of, or could give rise to liability under, Environmental Laws.~~

~~(c) No Borrower nor any Subsidiary has received any written or verbal notice of, or inquiry from any Governmental Authority regarding, any violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Facilities or the Businesses, nor does any Responsible Officer of any Loan Party have knowledge or reason to believe that any such notice will be received or is being threatened.~~

~~(d) Hazardous Materials have not been transported or disposed of from the Facilities, or generated, treated, stored or disposed of at, on or under any of the Facilities or any other location, in each case by or on behalf of any Borrower or any Subsidiary in violation of, or in a manner that would be reasonably likely to give rise to liability under, any applicable Environmental Law.~~

~~(e) No judicial proceeding or governmental or administrative action is pending or~~, to the knowledge of the ~~Responsible Officers of the Loan Parties, threatened, under any Environmental Law to which any Borrower or any Subsidiary is or will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to any Borrower, any Subsidiary, the Facilities or the Businesses.~~

~~(f) There has been no release or, threat of release of Hazardous Materials at or from the Facilities, or arising from or related to the operations (including, without limitation, disposal) of any Borrower or any Subsidiary in connection with the Facilities or otherwise in connection with the Businesses, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws.~~

Section 6.10 Insurance.

The properties of each Borrower and each of its Subsidiaries are insured with (a) financially sound and reputable insurance companies not Affiliates of the Company or (b) a Captive Insurance Subsidiary, in each case, in such amounts and covering such risks, and with respect to clause (a), with such deductibles, as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where such Borrower or the applicable Subsidiary operates. The insurance coverage of the Loan Parties as in effect on the Closing Date is outlined as to carrier, policy number, expiration date, type, amount and deductibles on Schedule 6.10.

Section 6.11 Taxes.

Each Borrower and each of its Subsidiaries have filed all federal, material state and other material tax returns and reports required to be filed, and have paid all material federal, material state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP. ~~There is no proposed tax assessment against any Borrower or any Subsidiary that would, if made, have a Material Adverse Effect.~~

Section 6.12 ERISA Compliance.

(a) Each Plan (other than a Multiemployer Plan) is in compliance in all material respects with the applicable provisions of ERISA, the Internal Revenue Code and other federal or state laws. Each Pension Plan that is intended to be a qualified plan under Section 401(a) of the Internal Revenue Code has received a favorable determination letter from the IRS to the effect that the form of such Plan is qualified under Section 401(a) of the Internal Revenue Code and the trust related thereto has been determined by the IRS to be exempt from federal income tax under Section 501(a) of the Internal Revenue Code or an application for such a letter is currently being processed by the IRS. To the best knowledge of the Loan Parties, nothing has occurred that would prevent, or cause the loss of, such tax-qualified status.

(b) There are no pending or, to the best knowledge of the Loan Parties, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan (other than a Multiemployer Plan) that could be reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan (other than a Multiemployer Plan) that has resulted or could reasonably be expected to result in a Material Adverse Effect.

(c) No ERISA Event with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Loan Party under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount has occurred and neither the Company nor any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in such an ERISA Event with respect to any Pension Plan; (ii) the Company and each ERISA Affiliate has met all applicable requirements under the Pension Funding Rules in respect of each Pension Plan, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained; (iii) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Internal Revenue Code) is sixty percent (60%) or higher and neither the Company nor any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below sixty percent (60%) as of the most recent valuation date; (iv) neither the Company nor any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid; (v) neither the Company nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; and (vi) no Pension Plan has been terminated by the plan administrator thereof nor by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan.

(d) As of the ~~Sixth~~Ninth Amendment Effective Date, no Borrower is or will be using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Borrower’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement.

Section 6.13 ~~Subsidiaries~~ [Reserved].

~~Set forth on Schedule 6.13 is a complete and accurate list as of the Closing Date of each Subsidiary, together with (i) jurisdiction of formation, (ii) number of shares of each class of Capital Stock outstanding, (iii) number and percentage of outstanding shares of each class owned (directly or indirectly) by the Company or any Subsidiary and (iv) number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto. The outstanding Capital Stock of each Subsidiary is validly issued, fully paid and non-assessable. The exact legal name of each Loan Party is as set forth on the signature pages hereto.~~

Section 6.14 Margin Regulations; Investment Company Act.

(a) No Borrower is engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock. Following the application of the proceeds of each Borrowing or drawing under each Letter of Credit, not more than 25% of the value of the assets (either of the Company only or of the Company and its Subsidiaries on a consolidated basis) subject to the provisions of Section 8.01 or Section 8.05 or subject to any restriction contained in any agreement or instrument between a Borrower and any Lender or any Affiliate of any Lender relating to Indebtedness and within the scope of Section 9.01(e) will be margin stock.

(b) No Borrower or any Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940.

Section 6.15 Disclosure.

(a) No report, financial statement, certificate or other factual information (other than projected or pro forma financial information) furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished), taken as a whole, contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein (when taken as a whole), in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected or pro forma financial information, the Loan Parties represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of preparation and delivery (it being understood that such projected information may vary from actual results and that such variances may be material).

(b) As of ~~(i)~~ the ~~Sixth~~Ninth Amendment Effective Date, the information included in any Beneficial Ownership Certification delivered by any Borrower on or before the ~~Sixth~~Ninth Amendment Effective Date, if applicable, is, to the knowledge of such Borrower, true and correct in all respects ~~and (ii) the date of any update provided pursuant to Section 7.03(g) of a Beneficial Ownership Certification delivered by any Borrower, if applicable, the information included in such Beneficial Ownership Certification, as so updated, is, to the knowledge of such Borrower, true and correct in all respects.~~.

Section 6.16 Compliance with Laws.

Each Borrower and each Subsidiary is in compliance with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its Properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

Section 6.17 ~~Intellectual Property; Licenses, Etc ..~~[Reserved.]

~~Each Borrower and each of its Subsidiaries own, or possess the legal right to use, all of the trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights (collectively, “IP Rights”) that are reasonably necessary for the operation of their respective businesses. Set forth on Schedule 6.17 is a list of all IP Rights registered or pending registration with the United States Copyright Office or the United States Patent and Trademark Office and owned by each Loan Party as of the Closing Date. Except for such claims and infringements that could not reasonably be expected to have a Material Adverse Effect, no claim has been asserted and is pending by any Person challenging or questioning the use of any IP Rights or the validity or effectiveness of any IP Rights, nor does any Loan Party know of any such claim, and, to the knowledge of the Responsible Officers of the Loan Parties, the use of any IP Rights by any Borrower or any Subsidiary or the granting of a right or a license in respect of any IP Rights from any Borrower or any Subsidiary does not infringe on the rights of any Person. As of the Closing Date, none of the IP Rights owned by any of the Loan Parties is subject to any licensing agreement or similar arrangement except as set forth on Schedule 6.17.~~

Section 6.18 Solvency.

The Loan Parties are Solvent on a consolidated basis.

Section 6.19 Labor Matters.

There are no labor strikes, lock-outs, slowdowns, work stoppages or similar events pending or, to the knowledge of the Responsible Officers of the Loan Parties, threatened against any Borrower or any of their Subsidiaries that could reasonably be expected to have a Material Adverse Effect and no Borrower nor any Subsidiary has suffered any such labor strikes, lock-outs, slowdowns, work stoppages or similar events within the last five years.

Section 6.20 Subordination.

The subordination provisions contained in the documentation governing any Permitted Subordinated Indebtedness are enforceable against the Borrowers, the Guarantor and the holders of the obligations under such Permitted Subordinated Indebtedness, and all Obligations hereunder and under the other Loan Documents are within the definitions of “Senior Indebtedness” (or any comparable term) and “Designated Senior Indebtedness” (or any comparable term) included in such subordination provisions.

Section 6.21 OFAC.

No Borrower or any Subsidiary or Fund Entity nor, to the knowledge of any Borrower and its Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity currently the subject of any Sanctions, nor is any Borrower, any Subsidiary or any Fund Entity located, organized or resident in a Designated Jurisdiction.

Section 6.22 Representations as to Foreign Obligors. Each of the Company and each Foreign Obligor represents and warrants to the Administrative Agent and the Lenders that:

(a) Such Foreign Obligor is subject to civil and commercial Laws with respect to its obligations under this Agreement and the other Loan Documents to which it is a party (collectively as to such Foreign Obligor, the “Applicable Foreign Obligor Documents”), and the execution, delivery and performance by such Foreign Obligor of the Applicable Foreign Obligor Documents constitute and will constitute private and commercial acts and not public or governmental acts. Neither such Foreign Obligor nor any of its property has any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the laws of the jurisdiction in which such Foreign Obligor is organized and existing in respect of its obligations under the Applicable Foreign Obligor Documents.

(b) The Applicable Foreign Obligor Documents are in proper legal form under the Laws of the jurisdiction in which such Foreign Obligor is organized and existing for the enforcement thereof against such Foreign Obligor under the Laws of such jurisdiction, and to ensure the legality, validity, enforceability, priority or admissibility in evidence of the Applicable Foreign Obligor Documents. It is not necessary to ensure the legality, validity, enforceability, priority or admissibility in evidence of the Applicable Foreign Obligor Documents that the Applicable Foreign Obligor Documents be filed, registered or recorded with, or executed or notarized before, any court or other authority in the jurisdiction in which such Foreign Obligor is organized and existing or that any registration charge or stamp or similar tax be paid on or in respect of the Applicable Foreign Obligor Documents or any other document, except for (i) any such filing, registration, recording, execution or notarization as has been made or is not required to be made until the Applicable Foreign Obligor Document or any other document is sought to be enforced and (ii) any charge or tax as has been timely paid.

(c) There is no tax, levy, impost, duty, fee, assessment or other governmental charge, or any deduction or withholding, imposed by any Governmental Authority in or of the jurisdiction in which such Foreign Obligor is organized and existing either (i) on or by virtue of the execution or delivery of the Applicable Foreign Obligor Documents or (ii) on any payment to be made by such Foreign Obligor pursuant to the Applicable Foreign Obligor Documents, except as has been disclosed to the Administrative Agent.

(d) The execution, delivery and performance of the Applicable Foreign Obligor Documents executed by such Foreign Obligor are, under applicable foreign exchange control regulations of the jurisdiction in which such Foreign Obligor is organized and existing, not subject to any notification or authorization except (i) such as have been made or obtained or (ii) such as cannot be made or obtained until a later date (provided that any notification or authorization described in clause (ii) shall be made or obtained as soon as is reasonably practicable).

Section 6.23 Anti-Corruption Laws.

The Company, its Subsidiaries and the Fund Entities have conducted their businesses in compliance, in all material respects, with Anti-Corruption Laws, in each case to the extent applicable to the Company, such Subsidiary or such Fund Entity, and the Company has instituted and maintained policies and procedures designed to provide reasonable assurance of compliance, in all material respects, by the Company, its Subsidiaries and the Fund Entities with such applicable Anti-Corruption Laws.

Section 6.24 Affected Financial Institution.

No Loan Party is an Affected Financial Institution.

Section 6.25 Covered Party.

No Loan Party is a Covered Party.

ARTICLE VII

AFFIRMATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied (other than any contingent indemnity obligations that, by their terms, survive the termination of this Agreement) or any Letter of Credit shall remain outstanding, the Loan Parties shall and shall cause each Subsidiary (other than the Fund Entities unless otherwise specified expressly below) to:

Section 7.01 Financial Statements.

Deliver to the Administrative Agent (who will make available to the Lenders):

(a) as soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing ~~reasonably acceptable to the Required Lenders~~, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit; and

(b) as soon as available, but in any event within fifty (50) days after the end of each of the first three (3) fiscal quarters of each fiscal year of the Company, a consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations and cash flows for such fiscal quarter and for the portion of the Company’s fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the Company as fairly presenting the financial condition, results of operations and cash flows of the Company and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes.

As to any information contained in materials furnished pursuant to Section 7.02(d), the Company shall not be separately required to furnish such information under clause (a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Company to furnish the information and materials described in subsections (a) and (b) above at the times specified therein.

Section 7.02 Certificates; Other Information.

Deliver to the Administrative Agent (who will make available to the Lenders), in form and detail reasonably satisfactory to the Administrative Agent and the Required Lenders:

(a) concurrently with the delivery of the financial statements referred to in Sections 7.01(a) and (b) (or not later than the last day allowed for delivery of the applicable financial statements pursuant to Sections 7.01(a) and (b), respectively), a duly completed Compliance Certificate signed by a Responsible Officer of the Company;

(b) concurrently with the delivery of the financial statements referred to in Sections 7.01(a) and (b) (or not later than the last day allowed for delivery of the applicable financial statements pursuant to Sections 7.01(a) and (b), respectively), any budget of the Company and its Subsidiaries which has been approved by the board of directors of the Company;

(c) concurrently with the delivery of the financial statements referred to in Section 7.01(a) (or not later than the last day allowed for delivery of the applicable financial statements pursuant to Section 7.01(a)), a certificate of a Responsible Officer of the Company containing information regarding ~~(x)~~ the amount of all Dispositions, Involuntary Dispositions, Debt Issuances, Equity Issuances and Acquisitions, in any one instance exceeding $15,000,000, that occurred during the period covered by such financial statements ~~and (y) the formation or acquisition of any Foreign Subsidiary during the period covered by such financial statements, together with (i) jurisdiction of formation, (ii) number of shares of each class of Capital Stock outstanding, (iii) number and percentage of outstanding shares of each class owned (directly or indirectly) by the Company or any Subsidiary and (iv) number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto;~~;

(d) promptly after any request by the Administrative Agent or any Lender, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of the Company by independent accountants in connection with the accounts or books of the Company or any Subsidiary, or any audit of any of them;

(e) promptly after the same are available, ~~(i)~~ copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Company, and copies of all annual, regular, periodic and special reports and registration statements which the Company may deliver, file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934 or to a holder of any Indebtedness owed by the Company or any Subsidiary in its capacity as such a holder (including, without limitation, copies of all notices and other information delivered to or received from the Surety) and not otherwise required to be delivered to the Administrative Agent pursuant hereto ~~and (ii) upon the request of the Administrative Agent, all reports and written information to and from the United States Environmental Protection Agency, or any state or local agency responsible for environmental matters, the United States Occupational Health and Safety Administration, or any state or local agency responsible for health and safety matters, or any successor agencies or authorities concerning environmental, health or safety matters;~~; and

(f) promptly following receipt of any written request therefor, such additional information regarding the business, financial or corporate affairs of the Company or any Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender (through the Administrative Agent) may from time to time reasonably request~~; and~~.

~~(g) concurrently with the delivery of the financial statements referred to in Section 7.01(a) (or not later than the last day allowed for delivery of the applicable financial statements pursuant to Section 7.01(a)), (i) a certificate of a Responsible Officer of the Company listing (A) all registration numbers for all patents, trademarks, service marks, trade names and copyrights awarded to any Loan Party by the United States Copyright Office or the United States Patent and Trademark Office since the last day of the immediately preceding fiscal period and (B) all patent applications, trademark applications, service mark applications, trade names and copyrights awarded to any Loan Party by the United States Copyright Office or the United States Patent and Trademark Office since the last day of the immediately preceding fiscal period and the status of such application, and (ii) attaching the insurance binder or other evidence of insurance for any insurance coverage of the Company or any Subsidiary that was renewed, replaced or modified during the period covered by such financial statements.~~

Documents required to be delivered pursuant to Section 7.01(a) or (b) or Section 7.02(e) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Company posts such documents, or provides a link thereto on the Company’s website on the Internet at the website address listed on Schedule 11.02; or (ii) on which such documents are posted on the Company’s behalf on Syndtrak or another relevant website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) the Company shall deliver paper copies of such documents to the Administrative Agent or any Lender that requests the Company to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) the Company shall notify (which may be by facsimile or electronic mail) the Administrative Agent and each Lender of the posting of any such documents other than any documents filed with the SEC that are publicly available on the SEC’s Internet website. Notwithstanding anything contained herein, in every instance the Company shall be required to provide paper copies of the Compliance Certificates required by Section 7.02(a) to the Administrative Agent and each of the Lenders. Except for such Compliance Certificates, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Company with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

Section 7.03 Notices.

~~Promptly (and in any event within 5 Business Days)~~The Company will promptly notify the Administrative Agent and each Lender of:

(a) the occurrence of any Default~~.~~;

~~(b) Promptly notify the Administrative Agent and each Lender of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including, if it has resulted or could reasonably be expected to result in a Material Adverse Effect, (i) breach or non-performance of, or any default under, a Contractual Obligation of any Borrower or any Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension between any Borrower or any Subsidiary and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting any Borrower or any Subsidiary, including pursuant to any applicable Environmental Laws.~~

(b) any matter that has resulted or would reasonably be expected to result in a Material Adverse Effect;

(c) ~~Promptly notify the Administrative Agent and each Lender of the~~ the occurrence of any ERISA Event with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Loan Party under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount~~.~~;

(d) ~~Promptly notify the Administrative Agent of, and with each annual and quarterly Compliance Certificate delivered in accordance with Section 7.02(a) provide a written summary of, changes in GAAP that are material to~~any material change in accounting or financial reporting practices by the Company ~~and in the consistent application thereof.~~;

(e) ~~Promptly (and in any event within 5 Business Days) notify the Administrative Agent of~~ any change in any senior secured (non-credit enhanced) debt rating of the Company~~.~~ by Moody’s or S&P;

(f) ~~Promptly notify the Administrative Agent and each Lender of~~ the occurrence of (i) any Event of Default under and as defined in the Underwriting Agreement or (ii) any fact, condition or event that only with the giving of notice or passage of time or both, would become an Event of Default under and as defined in the Underwriting Agreement~~.~~; and

(g) ~~Promptly notify the Administrative Agent and each Lender of~~ the occurrence of (i) any Event of Default under and as defined in the Senior Note Indenture or (ii) any fact, condition or event that only with the giving of notice or passage of time or both, would become an Event of Default under and as defined in the Senior Note Indenture.

~~(h) Promptly following any change to the list of beneficial owners identified in a Beneficial Ownership Certification delivered by any Borrower to a Lender pursuant to this Agreement, deliver a new Beneficial Ownership Certification to such Lender.~~

Each notice pursuant to this Section 7.03(a), (b), (c), (d), (f) and (g) shall be accompanied by a statement of a Responsible Officer of the Company setting forth details of the occurrence referred to therein and stating what action the Company has taken and proposes to take with respect thereto. Each notice pursuant to Section 7.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached by any Loan Party. Each notice pursuant to Section 7.03(f) shall describe with particularity any and all provisions of any Surety Credit Document that have been breached.

Section 7.04 Payment of Obligations.

Pay and discharge or otherwise satisfy as the same shall become due and payable, all its material obligations and liabilities, including ~~(a) all~~ material ~~tax~~Tax liabilities~~, assessments and governmental charges or levies upon it or its properties or assets~~, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by such Borrower or such Subsidiary~~; (b) all material lawful claims which, if unpaid, would by law become a Lien upon its Property, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by such Borrower or such Subsidiary; and (c) all material Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.~~, except to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect.

Section 7.05 Preservation of Existence, Etc.

(a) ~~(i)~~ Preserve, renew and maintain in full force and effect its legal existence under the Laws of the jurisdiction of its incorporation or organization except in a transaction permitted by Section 8.04 or 8.05 ~~and (ii) (to the extent such concept is applicable) preserve, renew and maintain in full force and effect its good standing under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 8.04 or 8.05 or except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.~~.

(b) Take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

(c) Preserve or renew all of its material registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

Section 7.06 Maintenance of Properties.

(a) Maintain, preserve and protect all of its material Properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted.

(b) Make all necessary repairs to all of its Properties and equipment and necessary renewals and replacements thereof, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

~~(c) Use the standard of care typical in the industry in the operation and maintenance of its facilities.~~

Section 7.07 Maintenance of Insurance.

Maintain in full force and effect insurance (including worker’s compensation insurance, liability insurance, casualty insurance and business interruption insurance) with (a) financially sound and reputable insurance companies not Affiliates of the Company or (b) a Captive Insurance Subsidiary, in each case, in such amounts and covering such risks, and with respect to clause (a), with such deductibles, as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the applicable Borrower or the applicable Subsidiary operates.

Section 7.08 Compliance with Laws.

Comply with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or Property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

Section 7.09 Books and Records.

(a) Maintain, in all material respects, proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of such Borrower or such Subsidiary, as the case may be.

(b) Maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over such Borrower or such Subsidiary, as the case may be.

Section 7.10 Inspection Rights.

Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its Properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the expense of the Administrative Agent or such Lender, as the case may be, and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Company; provided, however, that other than with respect to such visits and inspections during the continuation of an Event of Default, only the Administrative Agent on behalf of the Lender may exercise rights under this Section 7.10; provided further, however, that when an Event of Default exists the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Company at any time during normal business hours and without advance notice.

Section 7.11 Use of Proceeds.

(a) Use the proceeds of ~~the~~ Credit Extensions ~~to (a~~of the Revolving Loans to (i) finance, in part, the Blattner Acquisition, in an amount not to exceed $500,000,000 (the “Acquisition Revolving Loan”), (ii) refinance existing indebtedness of the Company and the costs and expenses related to the Transactions, and (~~b~~iii ) finance working capital, capital expenditures and other lawful corporate purposes~~,~~;

(b) Use the proceeds of Credit Extensions of the Delayed Draw Term Loans to (i) finance, in whole or in part, the Blattner Acquisition, (ii) refinance existing indebtedness of the Acquired Company, and (iii) pay costs and expenses related to the Transactions; and

(c) Use the proceeds of Incremental Term Loans to finance working capital, capital expenditures and for other lawful corporate purposes;

provided that in no event shall the proceeds of the Credit Extensions be used in contravention of any Law or of any Loan Document.

Section 7.12 ERISA Compliance.

Do, and cause each of its ERISA Affiliates to do, each of the following: (a) maintain each Plan (other than a Multiemployer Plan) in compliance in all material respects with the applicable provisions of ERISA, the Internal Revenue Code and other federal or state law; (b) cause each Plan (other than a Multiemployer Plan) that is qualified under Section 401(a) of the Internal Revenue Code to maintain such qualification; and (c) make all required contributions to any Plan subject to Section 412, Section 430 or Section 431 of the Internal Revenue Code.

Section 7.13 Approvals and Authorizations.

Maintain all authorizations, consents, approvals and licenses from, exemptions of, and filings and registrations with, each Governmental Authority of the jurisdiction in which each Foreign Obligor is organized and existing, and all approvals and consents of each other Person in such jurisdiction, in each case that are required in connection with the Loan Documents, except to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect.

Section 7.14 Anti-Corruption Laws.

Conduct its businesses in compliance, in all material respects, with Anti-Corruption Laws, in each case to the extent applicable to such Loan Party, such Subsidiary or such Fund Entity. The Company will maintain policies and procedures designed to provide reasonable assurance of compliance, in all material respects, by the Borrowers, their Subsidiaries and the Fund Entities with such applicable Anti-Corruption Laws and applicable Sanctions.

ARTICLE VIII

NEGATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied (other than any contingent indemnity obligations that, by their terms, survive the termination of this Agreement) or any Letter of Credit shall remain outstanding, no Loan Party shall, nor shall it permit (other than with respect to Section 8.13, which shall apply only to the Loan Parties) any Subsidiary (other than the Fund Entities unless otherwise specified expressly below) to, directly or indirectly:

Section 8.01 Liens.

Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:

(a) Liens pursuant to any Loan Document;

(b) Liens existing on the date hereof and listed on Schedule 8.01 and any renewals or extensions thereof, provided that the Property covered thereby is not increased and any renewal or extension of the obligations secured or benefited thereby is permitted by Section 8.03(b);

(c) Liens (other than Liens imposed under ERISA) for taxes, assessments or governmental charges or levies not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

(d) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and suppliers and other Liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business, provided that such Liens secure only amounts not yet due and payable or, if due and payable, are unfiled and no other action has been taken to enforce the same or are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established;

(e) pledges or deposits in the ordinary course of business in connection with any insurance and other social security legislation, other than any Lien imposed by ERISA;

(f) deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety bonds (other than bonds related to judgments or litigation), performance bonds and other obligations of a like nature, and Liens or deposits to secure the performance of government contracts, incurred in the ordinary course of business;

(g) easements, rights-of-way, zoning restrictions, restrictions on the use of real property, servitudes, and defects and irregularities in the title thereto and other similar reservations or encumbrances affecting any real property, which do not in any case materially interfere with the ordinary conduct of the business of the applicable Loan Party;

(h) Liens securing judgments for the payment of money (or appeal or other surety bonds relating to such judgments) not in excess of the Threshold Amount (except to the extent covered by independent third-party insurance as to which the insurer does not dispute coverage), unless any such judgment remains undischarged for a period of more than thirty (30) consecutive days during which execution is not effectively stayed;

(i) Liens securing Indebtedness permitted under Section 8.03(f); provided that (i) such Liens do not at any time encumber any Property other than the Property (and the proceeds thereof) financed by such Indebtedness, (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the Property acquired on the date of acquisition and (iii) such Liens attach to such Property concurrently with or within one hundred twenty (120) days after the acquisition thereof;

(j) leases or subleases granted to others not interfering in any material respect with the business of the Borrowers or any of their Subsidiaries;

(k) any interest of title of a lessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases or short term rentals permitted by this Agreement;

(l) Liens deemed to exist in connection with Investments in repurchase agreements not prohibited hereunder;

(m) normal and customary rights of set-off upon deposits of cash in favor of banks or other depository institutions;

(n) Liens of a collecting bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection;

(o) Liens on assets of the Company and its Subsidiaries (other than the Foreign Borrowers) securing Indebtedness permitted under Section 8.03(h); provided that such Liens shall be limited to specific Property and shall not be a blanket Lien;

(p) Liens of sellers of goods to the Borrowers and any of their Subsidiaries arising under Article 2 of the Uniform Commercial Code or similar provisions of applicable law in the ordinary course of business, covering only the goods sold and securing only the unpaid purchase price for such goods and related expenses;

(q) (i) Liens arising as a matter of law which secure the obligations of the Company or any Subsidiary (including any Person that becomes a Subsidiary pursuant to a Permitted Acquisition or an Investment permitted by this Agreement) under any surety bond provided in the ordinary course of business and (ii) Liens which secure the obligations of any Subsidiary (including any Person with which such Subsidiary is merged or consolidated pursuant to the applicable Permitted Acquisition or an Investment permitted by this Agreement) that in either case is acquired subsequent to the Closing Date pursuant to a Permitted Acquisition or other such Investment permitted by this Agreement under any surety bonds permitted under Section 8.03(e)(iii); provided that such Liens are terminated within two hundred twenty-five (225) days of the date of such Permitted Acquisition or other Investment;

(r) Liens on insurance policies and the proceeds thereof pursuant to insurance premium financing arrangements;

(s) Liens on the assets of Foreign Subsidiaries (other than the Foreign Borrowers) in connection with financing arrangements (including Indebtedness) for their benefit that are not otherwise prohibited under this Agreement;

(t) Liens on cash reserves securing Indebtedness of the Company and its Subsidiaries in respect of surety bonds permitted by Section 8.03(e)(i); provided that the aggregate amount of all such deposits and cash reserves provided by the Company and its Subsidiaries in respect of surety bonds permitted by Section 8.03(e)(i) shall not, at any time, exceed ten percent (10%) of the aggregate amount of all such surety bonds permitted by Section 8.03(e)(i);

(u) Liens on machinery and equipment in favor of contract counterparties arising under contracts entered into in the ordinary course of business, provided that such Liens (x) secure only future performance and (y) shall not secure any surety bonds;

(v) Liens in favor of contract counterparties for materials and other property acquired by or on behalf of such counterparty for delivery to such counterparty (or for use in connection with an applicable project on behalf of such counterparty) pursuant to agreements with customers in the ordinary course of business;

(w) ~~(v)~~ other Liens on assets of the Company and its Subsidiaries (other than the Foreign Borrowers) securing Indebtedness or other obligations in an aggregate amount outstanding not exceeding $75,000,000 at any time;

(x) ~~(w)~~ any Lien that constitutes a “security interest” in respect of “personal property” provided for by (i) a transfer of an “account” or “chattel paper”, (ii) a “commercial consignment”, or (iii) a “PPS lease” (as each of those terms is defined in the Personal Property Securities Act 2009 (Commonwealth of Australia)) in each case so long as such transaction does not secure payment or performance of an obligation;

(y) ~~(x)~~ other Liens on assets of the Foreign Borrowers securing Indebtedness or other obligations in an aggregate amount outstanding not exceeding $20,000,000 at any time;

(z) ~~(y)~~ Liens on the Company’s right, title and interest in, to and under (i) that certain Aircraft Lease (S/N 2047) and related Lease Supplement (Acceptance Certificate) (collectively, the “Lease”) between Bridge Funding Group, Inc. (the “Lessor”) and Quanta Services, Inc. (“Lessee”), pursuant to which Lease the Lessor will lease an IAI Ltd. model Gulfstream G280 (shown on the International Registry as GULFSTREAM model IAI Ltd. Gulfstream 280 (G280)) aircraft (the “Aircraft”) to Lessee, (ii) any and all present and future subleases, management agreements, interchange agreements, charter agreements, associated rights and any other present and future agreements of any kind whatsoever, in each case, relating to the Aircraft or any part thereof and all rent, charter payments, reimbursements and other disbursements, remittances or other amounts payable with respect thereto, including, without limitation, all rent and other amounts constituting associated rights secured by or associated with the Airframe and Engines, and any related international interests, (iii) any and all proceeds of the foregoing, and (iv) all present and future books and records relating to any of the foregoing; and

(aa) ~~(z)~~ Liens in favor of a Receivables Financier created or deemed to exist in connection with a Permitted Receivables Financing (including any related filings of any financing statements and any Liens on deposit and securities accounts maintained in connection with any Permitted Receivables Financing), but only to the extent that any such Lien relates to the applicable Transferred Assets actually sold, contributed, financed or otherwise conveyed or pledged pursuant to such transaction.

Section 8.02 Acquisitions.

Make any Acquisitions, except Permitted Acquisitions.

Section 8.03 Indebtedness.

Create, incur, assume or suffer to exist any Indebtedness, except:

(a) Indebtedness under the Loan Documents;

(b) Indebtedness of the Borrowers and their Subsidiaries set forth in Schedule 8.03 (and renewals, refinancings and extensions thereof on terms and conditions not materially less favorable to the applicable debtor(s); provided that the amount of such Indebtedness is not increased at the time of such renewal, refinancing or extension);

(c) intercompany Indebtedness; provided that if such Indebtedness is owing from a Loan Party to a non-Loan Party, such Indebtedness is unsecured;

(d) obligations (contingent or otherwise) of any Borrower or any Subsidiary existing or arising under any Swap Contract, provided that (i) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or Property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for purposes of speculation or taking a “market view;” and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party;

(e) (i) obligations of any Borrower or any Subsidiary under surety bonds provided in the ordinary course of business (and indemnity and reimbursement obligations related thereto), (ii) obligations of the Company and its Subsidiaries under the Surety Credit Documents, and (iii) obligations of any Subsidiary of the Company (including any Person with which such Subsidiary is merged or consolidated pursuant to the applicable Permitted Acquisition or other Investment permitted by this Agreement) that in either case is acquired subsequent to the Closing Date pursuant to a Permitted Acquisition or other Investment permitted by this Agreement with respect to any surety bonds in existence at the time of the applicable Permitted Acquisition or other Investment; provided that such surety bonds (x) were provided in the ordinary course of business or (y) are released or replaced with surety bonds issued pursuant to the Surety Credit Documents, or pursuant to any Foreign Surety Credit Documents, or replaced with surety bonds provided in the ordinary course of business, within two hundred twenty-five (225) days of the date of such Permitted Acquisition or other Investment;

(f) purchase money Indebtedness (including obligations and Attributable Indebtedness in respect of Capital Leases or Synthetic Leases) hereafter incurred by any Borrower or any of its Subsidiaries to finance the purchase of fixed assets, and renewals, refinancings and extensions thereof, provided that (i) the total of all such Indebtedness for all such Persons taken together shall not exceed an aggregate principal amount of $50,000,000 at any one time outstanding; (ii) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed; and (iii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing;

(g) any other unsecured Indebtedness; provided that (i) immediately after giving effect to the incurrence of any such unsecured Indebtedness the Loan Parties will be in compliance with the financial covenants set forth in Section 8.11 and (ii) the aggregate principal amount of all such unsecured Indebtedness incurred by Domestic Subsidiaries of the Company (other than Indebtedness of any Person existing at the time such Person becomes a Subsidiary or at the time such Person is merged with or into the Company or any Subsidiary, in each case, after the Sixth Amendment Effective Date; provided, that, such Indebtedness is not created in contemplation of such transaction) shall not exceed $250,000,000 at any one time outstanding;

(h) secured Indebtedness in an aggregate principal amount not to exceed $200,000,000 at any one time outstanding;

(i) unsecured Indebtedness to a seller incurred in connection with a Permitted Acquisition or other Investment permitted by this Agreement, provided that (i) such Indebtedness is expressly subordinated in right of payment to the prior payment of the Obligations under this Agreement and the other Loan Documents on terms and conditions reasonably satisfactory to the Administrative Agent, (ii) such Indebtedness contains covenants no more restrictive than the covenants contained in this Agreement and the other Loan Documents and contains standstill provisions reasonably acceptable to the Administrative Agent and (iii) no payments may be made on such Indebtedness if a Default or Event of Default shall have occurred and be continuing or would occur as a result of any such payment;

(j) Permitted Subordinated Indebtedness, provided that no Default or Event of Default is in existence at the time of any incurrence thereof and immediately after giving effect thereto;

(k) Guarantees with respect to Indebtedness permitted under clauses (a) through (i), (n) and (o) of this Section 8.03;

(l) Guarantees (which Guarantees shall be similarly subordinated) with respect to Indebtedness permitted under clause (j) of this Section 8.03;

(m) secured Indebtedness of all Foreign Subsidiaries (other than Foreign Borrowers, except with respect to Indebtedness pursuant to any Foreign Surety Credit Documents) in an aggregate principal amount not to exceed $200,000,000 at any one time outstanding;

(n) Indebtedness of any Borrower or any of their Subsidiaries consisting of the financing of insurance premiums in the ordinary course of business;

(o) to the extent constituting Indebtedness, obligations incurred by any Borrower or any Subsidiary in respect of transactions permitted under Section 8.15;

(p) obligations in connection with any Permitted Receivables Financing, to the extent such obligations constitute Indebtedness; and

(q) Indebtedness pursuant to the Senior Notes.

Section 8.04 Fundamental Changes.

Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person (including, in each case, pursuant to a Delaware LLC Division); provided that, notwithstanding the foregoing provisions of this Section 8.04, (a) the Company may merge or consolidate with any of its Subsidiaries provided that the Company shall be the continuing or surviving

Person, (b) any Borrower (other than the Company) may merge or consolidate with any of its Subsidiaries provided that such Borrower shall be the continuing or surviving Person, (c) any Loan Party other than any Borrower may merge or consolidate with any other Loan Party other than any Borrower, (d) any Subsidiary may be merged or consolidated with or into any Loan Party provided that such Loan Party shall be the continuing or surviving Person, (e) any Foreign Subsidiary (other than a Foreign Borrower) may be merged or consolidated with or into any other Foreign Subsidiary (other than a Foreign Borrower), (f) any Subsidiary of the Company may merge with any Person that is not a Loan Party in connection with a Permitted Acquisition or other Investment permitted by this Agreement provided that, if such Permitted Acquisition or other Investment involves the Company, the Company shall be the continuing or surviving Person, (g) any Subsidiary that is not a Loan Party may be merged or consolidated with or into any other Subsidiary that is not a Loan Party~~,~~ and (h) any Immaterial Subsidiary may liquidate, wind up or dissolve ~~and (i) QSI Finance V (US), L.P., a Delaware limited partnership, may liquidate, wind up or dissolve at any time on or after the Sixth Amendment Effective Date~~.

Section 8.05 Dispositions.

Make any Disposition, other than any Permitted Receivables Financing, unless (a)(i) at least 75% of the consideration (as determined at the consummation of such Disposition) paid in connection therewith shall be cash or Cash Equivalents paid substantially contemporaneously with consummation of the transaction (or, with respect to the transfer of title to an asset upon the termination of or otherwise pursuant to a lease, paid prior to the transfer of title of such asset) and shall be in an amount not less than the fair market value of the Property disposed of or (ii) such Disposition constitutes a contribution of assets to a joint venture of the Company or any Subsidiary pursuant to an Investment permitted by this Agreement in exchange for Capital Stock in such joint venture issued prior to or substantially contemporaneously with the consummation of such contribution at a valuation of not less than the fair market value of the Property disposed of (as reasonably determined by the Company), (b) ~~if such transaction is a Sale and Leaseback Transaction, such transaction is not prohibited by the terms of Section 8.15, (c)~~ such transaction does not involve a sale or other disposition of receivables other than a sale or other disposition of (i) receivables to a Captive Insurance Subsidiary or (ii) receivables owned by or attributable to other Property concurrently being disposed of in a transaction otherwise permitted under this Section 8.05, and (~~d~~c) the aggregate net book value of all of the assets sold or otherwise disposed of by the Borrowers and their Subsidiaries in all such transactions in any fiscal year of the Company shall not exceed an amount equal to seven and a half percent (7.5%) of Consolidated Net Worth as of the end of the preceding fiscal year (plus the amount of Non-Cash Charges for each fiscal quarter ending after the Closing Date).

Upon a disposition of assets permitted by this Agreement, the Administrative Agent shall promptly deliver to the Company, upon the Company’s request and at the Company’s expense, such documentation as is reasonably necessary to evidence the Administrative Agent’s release of its security interest in such assets.

Section 8.06 Restricted Payments.

Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that:

(a) (i) each Subsidiary may make Restricted Payments (directly or indirectly) to any Loan Party, (ii) each Domestic Subsidiary may make Restricted Payments (directly or indirectly) to any other Domestic Subsidiary, and (iii) each Foreign Subsidiary may make Restricted Payments (directly or indirectly) to any other Foreign Subsidiary or to any Domestic Subsidiary;

(b) each Borrower and each Subsidiary may declare and make dividend payments or other distributions payable solely in the Capital Stock of such Person;

(c) provided that (i) no Default or Event of Default exists immediately prior to and immediately after giving effect to any such dividend, purchase, redemption, repurchase, acquisition or retirement, (ii) the Company shall have at least $100,000,000 of (x) availability existing under the Aggregate Revolving Commitments and/or (y) unrestricted cash and Cash Equivalents on its balance sheet, immediately after giving effect to any such dividend, purchase, redemption, repurchase, acquisition or retirement, and (iii) the Company will be in compliance with Sections 8.11(a) and (b) on a Pro Forma Basis immediately after giving effect to any such dividend, purchase, redemption, repurchase, acquisition or retirement, the Company may make dividends and purchase, redeem, repurchase, acquire or retire shares of its Capital Stock of any class or any warrants or options to purchase any such shares of its Capital Stock;

(d) the holder of any shares of Capital Stock of any Subsidiary received as consideration in connection with a Permitted Acquisition or other Investment permitted by this Agreement (consummated either before or after the Closing Date) may exchange or otherwise transfer such shares of Capital Stock for shares of Capital Stock issued by the Company;

(e) the repurchase of any Capital Stock of the Company deemed to occur (i) upon the exercise of stock options, warrants or other convertible securities to the extent such Capital Stock represents a portion of the exercise price thereof or (ii) upon the transfer of shares of restricted Capital Stock of the Company to the Company in connection with the payment of withholding tax by the Company or any of its Subsidiaries upon the vesting of such restricted Capital Stock; and

(f) for the avoidance of doubt, (i) the Company or any Subsidiary may make any payment permitted by Section 8.12(b) and (ii) the Company or any Subsidiary may purchase shares of the Capital Stock of any Person in connection with effecting a Permitted Acquisition or other Investment permitted by this Agreement.

Section 8.07 Change in Nature of Business.

Engage in any material line of business substantially different from those lines of business conducted by the Borrowers and their Subsidiaries on the ~~Closing~~Ninth Amendment Effective Date or any business ~~substantially~~reasonably related or incidental thereto (or any reasonable extensions or expansions thereof).

Section 8.08 Transactions with Affiliates and Insiders.

Except as set forth on Schedule 8.08, enter into or permit to exist any transaction or series of transactions with any officer, director or Affiliate of such Person other than (a) advances of working capital to any Loan Party, (b) transfers of cash and assets to any Loan Party, (c) intercompany transactions expressly permitted by Section 8.02, Section 8.03, Section 8.04, Section 8.05 or Section 8.06 or consisting of Investments permitted by this Agreement, (d) normal and reasonable compensation and reimbursement of expenses of officers and directors and, subject to applicable law, grants or interest-free loans to officers and directors in reasonable amounts in connection with losses incurred by such persons in natural disasters and other emergencies, (e) transactions with any Investment Fund or Fund Entity which are entered into on terms and conditions substantially as favorable to such Person as would be obtainable by it in a comparable arms-length transaction with a Person other than an officer, director or Affiliate and (f) except as otherwise specifically limited in this Agreement, other transactions which are entered into in the ordinary course of such Person’s business on terms and conditions substantially as favorable to such Person as would be obtainable by it in a comparable arms-length transaction with a Person other than an officer, director or Affiliate.

Section 8.09 [Reserved.].

Section 8.10 Use of Proceeds.

Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose.

Section 8.11 Financial Covenants.

(a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Company to be greater than 3.5 to 1.0; provided, that, in connection with any Permitted Acquisition where the aggregate consideration ~~paid~~payable is in excess of $200,000,000, for the fiscal quarter in which such Acquisition is consummated and the four (4) fiscal quarters immediately thereafter, the Company shall not permit the Consolidated Leverage Ratio as of the end of any such fiscal quarter to be greater than 4.0 to 1.0.

(b) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio as of the end of any fiscal quarter of the Company to be less than 3.0:1.0.

Section 8.12 ~~Prepayment of Other Indebtedness, Etc~~ Certain Amendments.

~~(a) Amend or modify any of the terms of any Indebtedness (including without limitation the documentation governing any Permitted Subordinated Indebtedness) of any Borrower or any Subsidiary (other than Indebtedness arising under the Loan Documents, any Swap Contract permitted under Section 8.03(d) and intercompany Indebtedness permitted under Section 8.03) if (i) the terms of such amendment or modification would not be permitted under Section 8.03 in the documentation of such Indebtedness if incurred on the date of such amendment or modification and (ii) such amendment or modification would add or change any terms in a manner materially adverse to the Lenders, any Borrower or any Subsidiary, including but not limited to shortening the final maturity or average life to maturity, requiring any payment to be made sooner than originally scheduled or increasing the interest rate applicable thereto.~~

~~(b) Make (or give any notice with respect thereto) any voluntary or optional payment (including, without limitation, any payment of cash for any securities surrendered to any Borrower or any Subsidiary for conversion), prepayment, redemption or acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due) or any voluntary or optional refund, refinance or exchange of any Indebtedness (including without limitation the documentation governing any Permitted Subordinated Indebtedness) of any Borrower or any Subsidiary (other than Indebtedness arising under the Loan Documents, any Swap Contracts permitted under Section 8.03(d) and intercompany Indebtedness permitted under Section~~

~~8.03); provided, however, notwithstanding anything in this Agreement to the contrary, so long as no Default or Event of Default shall have occurred and be continuing or would occur as a result therefrom, the Company and each Subsidiary may prepay (including by way of redemption or by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due) (and provide any notice with respect to any such prepayment) any or all Indebtedness (or pay cash for any securities surrendered to the Company or such Subsidiary for conversion) including any or all Indebtedness under the Senior Notes, the Senior Note Indenture and the documentation governing any Permitted Subordinated Indebtedness. Notwithstanding the foregoing, the Company or any Subsidiary may purchase any or all of its Indebtedness under the documents governing any Permitted Subordinated Indebtedness so long as no Default or Event of Default shall have occurred and be continuing or would occur as a result therefrom.~~

(a) ~~(c)~~ Amend or modify any of the terms of the Underwriting Agreement or the Indemnity Agreement (as defined in the Underwriting Agreement) if any such amendment or modification would add or change any terms in a manner materially adverse to the Lenders or the Company or relevant Subsidiary; provided that this Section 8.12(c) shall not prohibit any issuance of Bonds (as defined in the Underwriting Agreement), the joinder of or other change in any parties to the Surety Credit Documents in accordance with their terms or any amendments or modifications which do not require the consent of any Loan Party or Subsidiary.

(b) ~~(d)~~ Amend or modify any of the terms of the Senior Note Indenture if any such amendment or modification would add or change any terms in a manner materially adverse to the Lenders; provided that this Section 8.12(d) shall not prohibit any issuance of the Senior Notes, the joinder of or other change in any parties to the Senior Note Indenture or the Senior Notes in accordance with their terms or any amendments or modifications which do not require the consent of any Loan Party or Subsidiary.

Section 8.13 Organization Documents; Fiscal Year; Legal Name, State of Formation and Form of Entity.

(a) Amend, modify or change its Organization Documents in a manner materially adverse to the Lenders.

(b) Change its fiscal year.

(c) Without providing ten (10) days prior written notice to the Administrative Agent, change its name, state of formation or form of organization, except in connection with any merger or consolidation permitted by Section 8.04(e).

(d) If organized in the United States, change its country of formation in a manner materially adverse to the Lenders.

Section 8.14 ~~Ownership of Subsidiaries~~ [Reserved].

~~Notwithstanding any other provisions of this Agreement to the contrary, (a) permit any Subsidiary of the Company to issue or have outstanding any shares of preferred Capital Stock (other than any preferred Capital Stock owned by the Company or any Wholly Owned Subsidiary) or (b) create, incur, assume or suffer to exist any Lien on any Capital Stock of any Subsidiary of the Company, except for Permitted Liens.~~

Section 8.15 ~~Sale Leasebacks~~ [Reserved].

~~Enter into any Sale and Leaseback Transaction other than (a) the sale and leaseback of trucks and other equipment for immaterial amounts in the ordinary course of business and (b) those Sale and Leaseback Transactions subsequent to the Sixth Amendment Effective Date which do not exceed $50,000,000 in the aggregate based on the net book value, at the time of the applicable transaction, of the assets subject thereto.~~

Section 8.16 Sanctions.

Directly or, in each case to the knowledge of any Responsible Officer of the Loan Parties, indirectly, use the proceeds of any Credit Extension, or lend, contribute or otherwise make available such proceeds to any Subsidiary, any Fund Entity, joint venture partner or other individual or entity, to fund any activities of or business with any individual or entity, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, in each case in violation of any applicable Sanctions, or in any other manner that will result in a violation by any individual or entity participating in the transaction, whether as Lender, Arranger, Administrative Agent, L/C Issuer, Swing Line Lender, or otherwise, of applicable Sanctions.

Section 8.17 Anti-Corruption Laws.

Directly or, in each case to the knowledge of any Responsible Officer of the Loan Parties, indirectly use the proceeds of any Credit Extension for any purpose that would violate, in any material respect, Anti-Corruption Laws, in each case to the extent applicable to such Person.

ARTICLE IX

EVENTS OF DEFAULT AND REMEDIES

Section 9.01 Events of Default.

Any of the following shall constitute an Event of Default:

(a) Non-Payment. Any Borrower or any other Loan Party fails to pay (i) when and as required to be paid herein, and in the currency required hereunder, any amount of principal of any Loan or any L/C Obligation, or (ii) within three (3) Business Days after the same becomes due, any interest on any Loan or on any L/C Obligation or (iii) within five (5) Business Days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or

(b) Specific Covenants. Any Borrower fails to perform or observe any term, covenant or agreement contained in any of Section 7.05(a)(i), 7.10 or 7.11 or Article VIII (other than Sections 8.01 and 8.03); or

(c) Information Covenants. The Company fails to perform or observe any term, covenant or agreement contained in any of Section 7.01 or 7.02(a) and such failure continues for five (5) Business Days; or

(d) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in subsection (a), (b) or (c) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty (30) consecutive days after the earlier of (i) a Responsible Officer of any Loan Party becoming aware of such failure and (ii) notice thereof to the Company from the Administrative Agent or the Required Lenders; or

(e) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of a Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made; or

(f) Cross-Default. (i) Any Borrower or any Subsidiary (other than the Fund Entities) (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which a Borrower or any Subsidiary (other than the Fund Entities) is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which a Borrower or any Subsidiary (other than the Fund Entities) is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by such Borrower or such Subsidiary as a result thereof is greater than the Threshold Amount; ~~or~~provided however, that clause (i)(B) of this Section 9.01(f) shall not apply to Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, if such sale or transfer is permitted under the documents providing for such Indebtedness and such Indebtedness is repaid when required under the documents providing for such Indebtedness; or

(g) Insolvency Proceedings, Etc. Any Loan Party or any of its Significant Subsidiaries (other than the Fund Entities) institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its Property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its Property is instituted without the consent of such Person and continues undismissed or unstayed for sixty (60) calendar days, or an order for relief is entered in any such proceeding; or

(h) Inability to Pay Debts; Attachment. (i) Any Borrower or any Significant Subsidiary (other than the Fund Entities) becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the Property of any such Person and is not released, vacated or fully bonded within thirty (30) days after its issue or levy; or

(i) Judgments. There is entered against any Borrower or any Subsidiary (other than any Immaterial Subsidiary and the Fund Entities) one or more final judgments or orders for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), and any such judgments or orders shall not have been paid, discharged or bonded pending appeal (or the Company has not obtained an indemnity against on terms and conditions satisfactory to the Administrative Agent in its reasonable discretion) within thirty (30) days from the entry thereof and (A) enforcement proceedings are commenced by any creditor upon such judgment or order or (B) there is a period of ~~ten~~thirty (30) consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or

(j) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Loan Party under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, or (ii) the Company or any ERISA Affiliate (other than the Fund Entities) fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or

(k) Invalidity of Loan Documents. ~~Any~~A material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any Loan Document; or

(l) Change of Control. There occurs any Change of Control.

Section 9.02 Remedies Upon Event of Default.

If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions:

(a) declare the commitment of each Lender to make Loans, any obligation of the L/C Issuers to make L/C Credit Extensions and any obligation of the Swing Line Lenders to make Swing Line Loans to be terminated, whereupon such commitments and obligation shall be terminated;

(b) require that the Company Cash Collateralize the L/C Obligations (in an amount equal to the then applicable Outstanding Amount thereof);

(c) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; and

(d) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable Laws;

provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans and any obligation of the L/C Issuers to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Company to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

Section 9.03 Application of Funds.

After the exercise of remedies provided for in Section 9.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 9.02), any amounts received on account of the Obligations shall, subject to Section 2.14, be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including Attorney Costs and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including Attorney Costs and amounts payable under Article III), ratably among them in proportion to the amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans and L/C Borrowings and fees, premiums and scheduled periodic payments, and any interest accrued thereon, due under any Swap Contract between any Loan Party and any Swap Bank, to the extent such Swap Contract is permitted by Section 8.03(d), ratably among the Lenders (and, in the case of such Swap Contracts, Swap Banks) in proportion to the respective amounts described in this clause Third held by them;

Fourth, to (a) payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C Borrowings, (b) payment of breakage, termination or other payments, and any interest accrued thereon, due under any Swap Contract between any Loan Party and any Swap Bank, to the extent such Swap Contract is permitted by Section 8.03(d), (c) payments of amounts due under any Treasury Management Agreement between any Loan Party and any Treasury Management Bank, and (d) Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit, ratably among the Lenders (and, in the case of such Swap Contracts and Treasury Management Agreements, Swap Banks or Treasury Management Banks, as applicable) in proportion to the respective amounts described in this clause Fourth held by them; and

Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrowers or as otherwise required by Law.

Subject to Section 2.03(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fourth above shall be applied to satisfy drawings under such Letters of Credit, as applicable, as they occur. If any amount remains on deposit as Cash Collateral for any Letter of Credit after such Letter of Credit has either been fully drawn or expired, then (i) if any other Obligations (other than Letters of Credit that have been Cash Collateralized) are outstanding, such remaining amount shall be applied to such other Obligations, if any, in the order set forth above or (ii) if all of the Obligations (other than the Letters of Credit that have been Cash Collateralized) have been indefeasibly paid in full, such remaining amount shall be paid to the Company or as otherwise required by law.

Excluded Swap Obligations with respect to the Guarantor shall not be paid with amounts received from the Guarantor or the Guarantor’s assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Obligations otherwise set forth above in this Section.

Notwithstanding the foregoing, Obligations arising under ~~Secured~~Guaranteed Treasury Management Agreements and ~~Secured~~Guaranteed Swap Agreements shall be excluded from the application described above if the Administrative Agent has not received a ~~Secured~~Guaranteed Party Designation Notice, together with such supporting documentation as the Administrative Agent may request, from the applicable Treasury Management Bank or Swap Bank, as the case may be. Each Treasury Management Bank or Swap Bank not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article X for itself and its Affiliates as if a “Lender” party hereto.

ARTICLE X

ADMINISTRATIVE AGENT

Section 10.01 Appointment and Authority of Administrative Agent.

Each of the Lenders and each L/C Issuer hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Except as herein provided otherwise (including in Section 10.07), the provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuers, and no Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions.

Section 10.02 Delegation of Duties.

The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

Section 10.03 Exculpatory Provisions.

The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Administrative Agent:

(a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its reasonable opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law; and

(c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

The Administrative Agent shall not be liable (i) to any Lender for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.01 and 9.02) or (ii) for any action taken or not taken by it in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Company, a Lender or an L/C Issuer.

The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made by any other party in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered by any other party hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance by any other party of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article V or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

Section 10.04 Reliance by Administrative Agent.

The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message (to the extent permitted by this Agreement), Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or such L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or such L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel, independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

Section 10.05 Non-Reliance on Administrative Agent, Arrangers and Other Lenders.

Each Lender and each L/C Issuer expressly acknowledges that none of the Administrative Agent nor the Arrangers has made any representation or warranty to it, and that no act by the Administrative Agent or any Arranger hereafter taken, including any consent to, and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by the Administrative Agent or any Arranger to any Lender or each L/C Issuer as to any matter, including whether the Administrative Agent or the Arrangers have disclosed material information in their (or their Related Parties’) possession. Each Lender and each L/C Issuer represents to the Administrative Agent and the Arrangers that it has, independently and without reliance upon the Administrative Agent, any Arranger, any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis of, appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender and each L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Arranger, any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties. Each Lender and each L/C Issuer represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility and (ii) it is engaged in making, acquiring or holding commercial loans in the ordinary course and is entering into this Agreement as a Lender or L/C Issuer for the purpose of making, acquiring or holding commercial loans and providing other facilities set forth herein as may be applicable to such Lender or L/C Issuer, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument, and each Lender and each L/C Issuer agrees not to assert a claim in contravention of the foregoing. Each Lender and each L/C Issuer represents and warrants that it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender or such L/C Issuer, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities.

Section 10.06 Rights as a Lender.

The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with any Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

Section 10.07 Resignation of Administrative Agent.

(a) The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuers and the Company. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with the consent of the Company (except during the continuance of an Event of Default), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders and the Company) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders and the L/C Issuers, in consultation with the Company, appoint a successor Administrative Agent meeting the qualifications set forth above. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.

(b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable Law, by notice in writing to the Company and such Person remove such Person as Administrative Agent and, with the consent of the Company (except during the continuance of an Event of Default), appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by the Required Lenders and the Company) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.

(c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the L/C Issuers under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (ii) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and each L/C Issuer directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 3.01(g) and other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal

Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Company and such successor. The retiring Administrative Agent shall refund to the Company the pro rata portion of the agency fee paid to such retiring Administrative Agent pursuant to the Administrative Agent Fee Letter for any days in the applicable period occurring after the date of the retiring Administrative Agent’s resignation. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 11.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent.

(d) Any resignation by Bank of America as Administrative Agent pursuant to this Section shall also constitute its resignation as an L/C Issuer and a Swing Line Lender. If Bank of America resigns as an L/C Issuer, it shall retain all the rights, powers, privileges and duties of an L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto, including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c). If Bank of America resigns as a Swing Line Lender, it shall retain all the rights of a Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Upon the appointment by the Company of a successor L/C Issuer or Swing Line Lender hereunder (which successor shall in all cases be a Lender other than a Defaulting Lender), (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as applicable, (ii) the retiring L/C Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents and (iii) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit.

Section 10.08 Administrative Agent May File Proofs of Claim.

In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrowers) shall be entitled and empowered, by intervention in such proceeding or otherwise

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuers and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuers and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuers and the Administrative Agent under Sections 2.03(i) and (j), 2.09, 2.10(b) and 11.04) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other Property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and each L/C Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuers, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09, 2.10(b) and 11.04.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or any L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or any L/C Issuer to authorize the Administrative Agent to vote in respect of the claim of any Lender or any L/C Issuer or in any such proceeding.

Section 10.09 No Other Duties, Etc.

Anything herein to the contrary notwithstanding, neither any bookrunner nor any lead arranger, syndication agent or documentation agent listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or an L/C Issuer hereunder.

Section 10.10 ~~Secured~~Guaranteed Swap Agreements and ~~Secured~~Guaranteed Treasury Management Agreements.

No Treasury Management Bank or Swap Bank that obtains the benefit of Section 9.03 or the Guaranty by virtue of the provisions hereof shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document (or to notice of or to consent to any amendment, waiver or modification of the provisions hereof or of the Guaranty) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article X to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under ~~Secured~~Guaranteed Treasury Management Agreements and ~~Secured~~Guaranteed Swap Agreements except to the extent expressly provided herein and unless the Administrative Agent has received a ~~Secured~~Guaranteed Party Designation Notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Treasury Management Bank or Swap Bank, as the case may be. The Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under ~~Secured~~Guaranteed Treasury Management Agreements and ~~Secured~~Guaranteed Swap Agreements in the case of the Maturity Date.

Section 10.11 Recovery of Erroneous Payments.

Without limitation of any other provision in this Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Lender or any L/C Issuer (each, a “Credit Party”), whether or not in respect of an Obligation due and owing by any Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each Credit Party receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such Credit Party in ~~Same Day Funds~~immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the ~~Overnight Rate~~greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Each Credit Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. The Administrative Agent shall inform each Credit Party promptly upon determining that any payment made to such Credit Party comprised, in whole or in part, a Rescindable Amount.

ARTICLE XI

MISCELLANEOUS

Section 11.01 Amendments, Etc.

No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by any Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the applicable Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:

(a) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 9.02) without the written consent of such Lender (it being understood and agreed that a waiver of any condition precedent set forth in Section 5.02 or of any Default or Event of Default or a mandatory reduction in Commitments is not considered an extension or increase in Commitments of any Lender);

(b) waive any condition set forth in Section 5.02 as to any Credit Extension under the Revolving Commitments without the written consent of the Required Revolving Lenders;

(c) postpone any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby;

(d) reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby; provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of a Borrower to pay interest at the Default Rate;

(e) (i) change Section 2.12(c)~~,~~ or Section 2.13 ~~or Section 9.03~~ in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender directly affected thereby or (ii) change Section 9.03 without the written consent of each Lender;

(f) except as otherwise permitted by this Section 11.01, change (i) any provision of this Section or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder without the written consent of each Lender directly affected thereby or (ii) the definition of “Required Revolving Lenders” without the written consent of each Lender that has a Revolving Commitment and/or Revolving Loan and/or participation in L/C Obligations or Swing Line Loans at such time;

(g) release the Company (from its obligations as a Borrower or as the Guarantor hereunder) or any Foreign Borrower, in each case, from its obligations under the Loan Documents without the written consent of each Lender directly affected thereby; or

(h) amend Section 1.10 or the definition of “Alternative ~~Currency”, “LIBOR Quoted Currency” or “Non-LIBOR Quoted~~ Currency” without the written consent of each Lender directly affected thereby, other than as set forth below;

provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the applicable L/C Issuer in addition to the Lenders required above, affect the rights or duties of the applicable L/C Issuer under this Agreement or any Letter of Credit Application relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lenders in addition to the Lenders required above, affect the rights or duties of the Swing Line Lenders under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; (iv) the Administrative Agent Fee Letter and any Auto-Borrow Agreement may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto; (v) the Administrative Agent and the Company shall be permitted to amend any provision of the Loan Documents (and such amendment shall become effective without any further action or consent of any other Person) if the Administrative Agent and the Company shall have jointly identified an obvious error or any error or omission of a technical or immaterial nature in any such provision; (vi) this Agreement may be amended to ~~replace LIBOR Rate with a LIBOR Successor Rate and to~~ make any necessary ~~LIBOR Successor Rate~~Benchmark Replacement Conforming Changes or Alternative Currency Conforming Changes in connection therewith, in each case as contemplated by Section ~~3.07~~3.03; (vii) the definition of “L/C Commitment” may be amended pursuant to a fully executed Notice of Additional L/C Issuer (that is delivered to the Administrative Agent); and (viii) as to any amendment, amendment and restatement or other modifications otherwise approved in accordance with this Section 11.01, it shall not be necessary to obtain the consent or approval of any Lender that, upon giving effect to such amendment, amendment and restatement or other modification, would have no Commitments or outstanding Loans so long as such Lender receives payment in full of the principal of and interest accrued on each Loan made by, and all other amounts owing to, such Lender or accrued for the account of such Lender under this Agreement and the other Loan Documents at the time such amendment, amendment and restatement or other modification becomes effective.

Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (i) the Commitment of such Lender may not be increased or extended without the consent of such Lender, (ii) the principal amount of any Loan owing to such Lender may not be decreased without the consent of such Lender, and (iii) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender.

Notwithstanding anything in this Agreement to the contrary, (a) each Lender hereby irrevocably authorizes the Administrative Agent on its behalf, and without further consent, to enter into amendments or modifications to this Agreement (including amendments to this Section 11.01) or any of the other Loan Documents or to enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to effectuate the terms of Section 2.02(f) (including, as applicable, (1) to permit the Incremental Revolving Credit Increases and the Incremental Term Loans to share ratably in the benefits of this Agreement and the other Loan Documents and (2) to include the Incremental Revolving Credit Increase and the Incremental Term Loans in any determination of (i) Required Lenders, (ii) if applicable, Required Revolving Lenders or (iii) similar required lender terms applicable thereto); provided that no amendment or modification shall result in any increase in the amount of any Lender’s Revolving Commitment or institution of Incremental Term Loans of such Lender without the written consent of such affected Lender and (b) Incremental Term Facility Amendments may be effected in accordance with Section 2.02(f)(ii).

Notwithstanding any provision herein to the contrary, this Agreement may be amended with the written consent of the Administrative Agent, the L/C Issuers, the Borrowers and the Lenders affected thereby to amend the definition of “Alternative Currency”, “~~LIBOR Quoted Currency”, “Non-LIBOR Quoted Currency” or “Eurocurrency Rate”~~Alternative Currency Daily Rate”, or “Alternative Currency Term Rate” solely to add additional currency options and the applicable interest rate with respect thereto, in each case solely to the extent permitted pursuant to Section 1.10.

Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the United States Bankruptcy Code supersedes the unanimous consent provisions set forth herein and (y) the Required Lenders shall determine whether or not to allow a Loan Party to use cash collateral in the context of a bankruptcy or insolvency proceeding and such determination shall be binding on all of the Lenders.

Section 11.02 Notices and Other Communications; Facsimile Copies.

(a) General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission). All such written notices shall be mailed by certified or registered mail, faxed or delivered to the applicable address, facsimile number or (subject to subsection (c) below) electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i) if to any Borrower, the Administrative Agent, an L/C Issuer or a Swing Line Lender, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 11.02 or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and

(ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire (which Administrative Questionnaires shall be provided to the Company by the Administrative Agent upon request by the Company) or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the Company, the Administrative Agent, the L/C Issuers and the Swing Line Lenders.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile or e-mail transmission shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in subsection (b) below shall be effective as provided in such subsection (b).

(b) Electronic Communications. Notices and other communications to the Lenders and the L/C Issuers hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender, any L/C Issuer or any Swing Line Lender pursuant to Article II if such Lender, such L/C Issuer or such Swing Line Lender, as applicable, has notified the Administrative Agent and the Company that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent, the L/C Issuers, the Swing Line Lenders or the Company may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Borrower, any Lender, any L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Company’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Company, any Lender, any L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

(d) Reliance by Administrative Agent and Lenders. The Administrative Agent, the L/C Issuers and the Lenders shall be entitled to rely and act upon any notices (including telephonic or electronic notices, Loan Notices, Letter of Credit Applications, Notices of Loan Prepayment and Swing Line Loan Notices) purportedly given by or on behalf of the Company even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as reasonably understood by the recipient, varied from any confirmation thereof. The Company shall indemnify the Administrative Agent, each L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Company. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

(e) Change of Address, Etc. Each of the Borrowers, the Administrative Agent, the L/C Issuers and the Swing Line Lenders may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the Company, the Administrative Agent, the L/C Issuers and the Swing Line Lenders. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, facsimile number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to any Borrower or its securities for purposes of United States federal or state securities Laws.

Section 11.03 No Waiver; Cumulative Remedies; Enforcement.

No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at Law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 9.02 for the benefit of all the Lenders and the L/C Issuers; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) any L/C Issuer or any Swing Line Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as L/C Issuer or Swing Line Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 11.08 (subject to the terms of Section 2.13), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 9.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.13, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.

Section 11.04 Expenses; Indemnification; Damage Waiver.

(a) Costs and Expenses. The Company agrees (i) to pay or reimburse the Administrative Agent and the Arrangers for all reasonable costs and expenses incurred in connection with the development, preparation, negotiation and execution of this Agreement and the other Loan Documents and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated hereby or thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all Attorney Costs and reasonable costs and expenses in connection with the use of Syndtrak or other similar information transmission systems in connection with this Agreement, which costs and expenses shall in each case be documented in reasonable detail, (ii) to pay or reimburse any L/C Issuer for all reasonable costs and expenses incurred in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, which costs and expenses shall in each case be documented in reasonable detail, and (iii) to pay or reimburse the Administrative Agent and each Lender for all reasonable costs and expenses incurred in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any “workout” or restructuring in respect of the Obligations and during any legal proceeding, including any proceeding under any Debtor Relief Law), including all Attorney Costs, which costs and expenses shall in each case be documented in reasonable detail. The foregoing costs and expenses shall include all search, filing, recording, title insurance and appraisal charges and fees and taxes related thereto, and other out-of-pocket expenses incurred by the Administrative Agent and the cost of independent public accountants and other outside experts retained by the Administrative Agent or any Lender.

(b) Indemnification by the Company. The Company shall indemnify the Administrative Agent (and any sub-agent thereof appointed in accordance with Section 10.02), each Lender and each L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including Attorney Costs for any Indemnitee) incurred by any Indemnitee or asserted against any Indemnitee by any third party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any such sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the applicable L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not ~~strictly~~ comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Borrower, any Subsidiary or any other Loan Party, or any Environmental Liability related in any way to any Borrower, any Subsidiary or any other Loan Party, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, and regardless of whether any Indemnitee is a party thereto, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF THE INDEMNITEE; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee, (y) result from a claim brought by the Company or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if the Company or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (z) arise out of a dispute solely between two or more Indemnitees not caused by or involving in any way any Borrower or any Subsidiary. Without limiting the provisions of Section 3.01(c), this Section 11.04(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, liabilities or related expenses arising from any non-Tax claim.

(c) Reimbursement by Lenders. To the extent that the Company for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), any L/C Issuer or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), such L/C Issuer or such Related Party, as the case may be, such Lender’s Pro Rata Share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or such L/C Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or such L/C Issuer in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(d).

(d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, no Loan Party shall assert, and each Loan Party, on behalf of itself, each of its Subsidiaries and each of their respective Related Parties, hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. To the fullest extent permitted by applicable law, no Indemnitee shall assert, and the Administrative Agent, each L/C Issuer and each Lender, on behalf of each Indemnitee, hereby waives, any claim against the Company, any other Loan Party, any Subsidiary or any of their respective Related Parties, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.

(e) Payments. All amounts due under this Section 11.04 shall be payable within twenty (20) days after demand therefor.

(f) Survival. The agreements in this Section shall survive the resignation of the Administrative Agent, any L/C Issuer and any Swing Line Lender, the replacement of any Lender, the termination of the Commitments of all the Lenders and the repayment, satisfaction or discharge of all the other Obligations.

Section 11.05 Payments Set Aside.

To the extent that any payment by or on behalf of any Loan Party is made to the Administrative Agent, any L/C Issuer or any Lender, or the Administrative Agent, any L/C Issuer or any Lender exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, such L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender and each L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Overnight Rate from time to time in effect, in the applicable currency of such recovery or payment. The obligations of the Lenders and the L/C Issuers under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

Section 11.06 Successors and Assigns.

(a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the L/C Issuers and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment(s) and the Loans (including for purposes of this subsection, participations in L/C Obligations and in Swing Line Loans) at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i) Minimum Amounts.

(A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B) in the case of any assignment not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment subject to each such assignment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 in the case of any assignment in respect of a Revolving Commitment (and the related Revolving Loans thereunder) and $1,000,000 in the case of any assignment in respect of an Incremental Term Loan or Delayed Draw Term Loan, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Company otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met;

(ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall (A) not apply to the Swing Line Lender’s rights and obligations in respect of Swing Line Loans or (B) prohibit any Lender from assigning all or a portion of its rights and obligations in respect of its Revolving Commitment (and the related Revolving Loans thereunder) ~~and~~, its outstanding Incremental Term Loans and its Delayed Draw Term Loans on a non-pro rata basis;

(iii) Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition:

(A) the consent of the Company (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Company shall be deemed to have consented to any such assignment in respect of an Incremental Term Loan or Delayed Draw Term Loan unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof;

(B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (1) any Revolving Commitment if such assignment is to a Person that is not a Lender with a Revolving Commitment, an Affiliate of such Lender or an Approved Fund with respect to such Lender ~~or~~, (2) any Incremental Term Loan to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund and (3) any Delayed Draw Term Loan to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund; and

(C) the consent of the applicable L/C Issuer (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding); and

(D) the consent of the Swing Line Lenders (such consent not to be unreasonably withheld or delayed) shall be required for any assignment in respect of the Revolving Commitments.

(iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(v) No Assignment to Certain Persons. No such assignment shall be made (A) to the Company or any of the Company’s Affiliates or Subsidiaries, or (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute a Defaulting Lender or a Subsidiary thereof.

(vi) No Assignment to Natural Persons. No such assignment shall be made to a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person).

(vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Company and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swing Line Loans in accordance with its Pro Rata Share. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 11.04 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request, the Company (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

(c) Register. The Administrative Agent, acting solely for this purpose as an agent of the Company, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Company, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. In addition, the Administrative Agent shall maintain on the Register information regarding the designation, and revocation of designation, of any Lender as a Defaulting Lender. The Register shall be available for inspection by the Company and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(d) Participations. Any Lender may at any time, without the consent of, or notice to, the Company or the Administrative Agent, sell participations to any Person (other than a natural person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person, or a Defaulting Lender or the Company or any of the Company’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Company, the Administrative Agent, the Lenders and the L/C Issuers shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 11.04(c) without regard to the existence of any participation.

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in Section 11.01(a) that affects such Participant. Each Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section (it being understood that the documentation required under Section 3.01(e) shall be delivered to the Lender who sells the participation) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Sections 3.06 and 11.13 as if it were an assignee under paragraph (b) of this Section and (B) shall not be entitled to receive any greater payment under Sections 3.01 or 3.04, with respect to any participation, than the Lender from whom it acquired the applicable participation would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Company’s request and expense, to use reasonable efforts to cooperate with the Company to effectuate the provisions of Section 3.06 with respect to any Participant. To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 11.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(f) Resignation as an L/C Issuer or Swing Line Lender after Assignment. Notwithstanding anything to the contrary contained herein, (i) if at any time any L/C Issuer assigns all of its Commitments and Loans pursuant to subsection (b) above, such L/C Issuer may upon thirty (30) days’ notice to the Company and the Lenders, resign as an L/C Issuer and (ii) if at any time Bank of America assigns all of its Commitments and Loans pursuant to subsection (b) above, Bank of America may upon thirty (30) days’ notice to the Company, resign as Swing Line Lender. In the event of any such resignation as an L/C Issuer or Swing Line Lender, the Company shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swing Line Lender hereunder; provided, however, that no failure by the Company to appoint any such successor shall affect the resignation of such L/C Issuer as an L/C Issuer or Bank of America as Swing Line Lender, as the case may be. If any L/C Issuer resigns as an L/C Issuer, it shall retain all the rights, powers, privileges and duties of an L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). If Bank of America resigns as a Swing Line Lender, it shall retain all the rights of a Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Upon the appointment of a successor L/C Issuer and/or Swing Line Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as the case may be, and (b) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to such L/C Issuer to effectively assume the obligations of such L/C Issuer with respect to such Letters of Credit.

(g) Disqualified Institutions.

(i) No assignment or participation shall be made to any Person that was a Disqualified Institution as of the date (the “Trade Date”) on which the assigning Lender entered into a binding agreement to sell and assign all or a portion of its rights and obligations under this Agreement to such Person (unless the Company has consented to such assignment in writing in its sole and absolute discretion, in which case such Person will not be considered a Disqualified Institution for the purpose of such assignment or participation). For the avoidance of doubt, with respect to any assignee that becomes a Disqualified Institution after the applicable Trade Date (including as a result of the delivery of a notice pursuant to, and/or the expiration of the notice period referred to in, the definition of “Disqualified Institution”), (x) such assignee shall not retroactively be disqualified from becoming a Lender and (y) the execution by the Company of an Assignment and Assumption with respect to such assignee will not by itself result in such assignee no longer being considered a Disqualified Institution. Any assignment in violation of this Section 11.06(g)(i) shall not be void, but the other provisions of this Section 11.06(g) shall apply.

(ii) If any assignment or participation is made to any Disqualified Institution without the Company’s prior written consent in violation of Section 11.06(g)(i) above, or if any Person becomes a Disqualified Institution after the applicable Trade Date, the Company may, at its sole expense and effort, upon notice to the applicable Disqualified Institution and the Administrative Agent, (A) terminate any Commitment of such Disqualified Institution and repay all obligations of the Loan Parties owing to such Disqualified Institution in connection with such Commitment and/or (B) require such Disqualified Institution to assign, without recourse (in accordance with and subject to the restrictions contained in this Section 11.06), all of its interest, rights and obligations under this Agreement to one or more Eligible Assignees at the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Institution paid to acquire such interests, rights and obligations, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder; provided that (i) the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 11.06(b) and (ii) such assignment does not conflict with applicable Laws.

(iii) Notwithstanding anything to the contrary contained in this Agreement, (A) Disqualified Institutions will not (x) have the right to receive information, reports or other materials provided to Lenders by the Company, any other Loan Party, the Administrative Agent or any other Lender, (y) attend or participate in meetings attended by the Lenders and the Administrative Agent, or (z) access any electronic site established for the Lenders or confidential communications from counsel to or financial advisors of the Administrative Agent or the Lenders and (B) (x) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Loan Document, each Disqualified Institution will be deemed to have consented in the same proportion as the Lenders that are not Disqualified Institutions consented to such matter, and (y) for purposes of voting on any Plan of Reorganization, each Disqualified Institution party hereto hereby agrees (1) not to vote on such Plan of Reorganization, (2) if such Disqualified Institution does vote on such Plan of Reorganization notwithstanding the restriction in the foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the United States Bankruptcy Code (or any similar provision in any other Debtor Relief Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such Plan of Reorganization in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws) and (3) not to contest any request by any party for a determination by the applicable bankruptcy court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (2).

(iv) The Administrative Agent shall have the right, and the Company hereby expressly authorizes the Administrative Agent, to (A) post the list of Disqualified Institutions provided by the Company and any updates thereto from time to time (collectively, the “DQ List”) on the Platform, including that portion of the Platform that is designated for “public side” Lenders, and/or (B) provide the DQ List to each Lender requesting the same.

Section 11.07 Confidentiality.

Each of the Administrative Agent, the L/C Issuers, the Swing Line Lenders and the Lenders agrees to (and to cause its and its Affiliates’ directors, officers and employees to) maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential and that the Administrative Agent, any L/C Issuer or any Lender, as applicable, shall be responsible for any violation of this Section 11.07 by such Persons); (b) to the extent required by any regulatory authority having jurisdiction over such Person; (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process; (d) to any other party to this Agreement; (e) to the extent reasonably required in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its

rights or obligations under this Agreement or (ii) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty’s or prospective counterparty’s professional advisor) to any credit derivative transaction relating to obligations of the Loan Parties; (g) with the prior written consent of the Company; (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, any L/C Issuer, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Company; or (i) to the National Association of Insurance Commissioners or any other similar organization or any nationally recognized rating agency that requires access to information about a Lender’s or its Affiliates’ investment portfolio in connection with ratings issued with respect to such Lender or its Affiliates (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential). In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to the Administrative Agent and the Lenders in connection with the administration and management of this Agreement, the other Loan Documents, the Commitments, and the Credit Extensions.

For purposes of this Section, “Information” means all information received from or on behalf of any Loan Party or any of its Subsidiaries relating to any Loan Party or any of its Subsidiaries or their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or any L/C Issuer on a nonconfidential basis prior to disclosure by any Loan Party or any Subsidiary thereof. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Each of the Administrative Agent, the Lenders and the L/C Issuers acknowledges that (a) the Information may include material non-public information concerning a Borrower or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including Federal and state securities Laws.

The Company hereby acknowledges that (a) the Administrative Agent and/or BofA Securities will make available to the Lenders and the L/C Issuers materials and/or information provided by or on behalf of the Company hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on Syndtrak or another substantially similar electronic transmission system (the “Platform”) and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Company or its securities) (each, a “Public Lender”). The Company hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Company shall be deemed to have authorized the Administrative Agent, BofA Securities, the L/C Issuers and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Company or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in this Section 11.07); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor;” and (z) the Administrative Agent and BofA Securities shall treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.”

Section 11.08 Set-off.

In addition to any rights and remedies of the Lenders provided by law, upon the occurrence and during the continuance of any Event of Default, each Lender and any Affiliate of any Lender is authorized at any time and from time to time, without prior notice to the Company or any other Loan Party, any such notice being waived by the Company (on its own behalf and on behalf of each Loan Party) to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held by, and other indebtedness (in whatever currency) at any time owing by, such Lender to or for the credit or the account of the respective Loan Parties against any and all Obligations owing to such Lender hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not the Administrative Agent or such Lender shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or indebtedness; provided, that, in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.14 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. Each Lender agrees promptly to notify the Company and the Administrative Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

Section 11.09 Interest Rate Limitation.

Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Company. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

Section 11.10 Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 11.11 Integration.

This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Administrative Agent or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

Section 11.12 Survival of Representations and Warranties.

All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding. Without limiting the foregoing provisions of this Section 11.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, the L/C Issuers or the Swing Line Lenders, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.

Section 11.13 Severability.

If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 11.14 Replacement of Lenders.

If (a) any Lender requests compensation under Section 3.04, (b) the Company is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, (c) a Lender (a “Non-Consenting Lender”) does not consent to a proposed change, waiver, discharge or termination with respect to any Loan Document that has been approved by the Required Lenders as provided in Section 11.01 but requires unanimous consent of all Lenders or all Lenders directly affected thereby (as applicable) or (d) any Lender is a Defaulting Lender, then the Company may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.06), all of its interests, rights and obligations under this Agreement and the Loan Documents to an assignee that shall assume such obligations (which assignee may, but is not required to, be another Lender, if a Lender accepts such assignment), provided that:

(i) the Company shall have paid (or caused the applicable Borrower) to the Administrative Agent the assignment fee specified in Section 11.06(b)(iv);

(ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company (or the applicable Borrower) (in the case of all other amounts);

(iii) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter;

(iv) such assignment does not conflict with applicable Laws; and

(v) in the case of any such assignment resulting from a Non-Consenting Lender’s failure to consent to a proposed change, waiver, discharge or termination with respect to any Loan Document, the applicable replacement bank, financial institution or Fund consents to the proposed change, waiver, discharge or termination; provided that the failure by such Non-Consenting Lender to execute and deliver an Assignment and Assumption shall not impair the validity of the removal of such Non-Consenting Lender and the mandatory assignment of such Non-Consenting Lender’s Commitments and outstanding Loans and participations in L/C Obligations and Swing Line Loans pursuant to this Section 11.14 shall nevertheless be effective without the execution by such Non-Consenting Lender of an Assignment and Assumption.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply.

Section 11.15 Governing Law.

(a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK; PROVIDED THAT THE PARTIES HERETO SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

(b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. EACH PARTY HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

Notwithstanding the foregoing, it is understood and agreed that (a) the interpretation of the definition of “Material Adverse Effect” (as defined in the Acquisition Agreement) (and whether or not a “Material Adverse Effect” has occurred), (b) the determination of the accuracy of any representation and warranty made by or on behalf of the Acquired Company and its subsidiaries in the Acquisition Agreement and whether as a result of any inaccuracy thereof the Company or its applicable affiliate has the right to terminate any obligations under the Acquisition Agreement or decline to consummate the Acquisition and (c) the determination of whether the Acquisition has been consummated in accordance with the terms of the Acquisition Agreement and, in any case, claims or disputes arising out of any such interpretation or determination or any aspect thereof, in each case, shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

Section 11.16 Waiver of Right to Trial by Jury.

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 11.17 Designated Senior Indebtedness.

The Indebtedness evidenced by this Agreement is hereby specifically designated as “Designated Senior Indebtedness” (or any comparable term) for purposes of any documentation governing the Permitted Subordinated Indebtedness.

Section 11.18 USA Patriot Act Notice.

Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrowers that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Borrower, which information includes the name and address of such Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrowers in accordance with the Act. Each Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act and the Beneficial Ownership Regulation.

Section 11.19 Judgment Currency.

If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the applicable Borrower in respect of any such sum due from it to the

Administrative Agent or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Lender from the applicable Borrower in the Agreement Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or any Lender in such currency, the Administrative Agent or such Lender, as the case may be, agrees to return the amount of any excess to the applicable Borrower (or to any other Person who may be entitled thereto under applicable law).

Section 11.20 No Advisory or Fiduciary Relationship.

In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Company acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (a)(i) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Lenders and the Arrangers are arm’s-length commercial transactions between the Company and its Affiliates, on the one hand, and the Administrative Agent, the Lenders and the Arrangers, on the other hand, (ii) the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (iii) the Company is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (b)(i) the Administrative Agent, the Lenders and the Arrangers each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not and will not be acting as an advisor, agent or fiduciary, for the Company or any of its Affiliates and (ii) none of the Administrative Agent, any Lender nor any Arranger has any obligation to the Company or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (c) the Administrative Agent, the Lenders and the Arrangers and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and its Affiliates, and none of the Administrative Agent, any Lender nor any Arranger has any obligation to disclose any of such interests to the Company or its Affiliates. To the fullest extent permitted by Law, the Company hereby waives and releases, any claims that it may have against the Administrative Agent, any Lender or any Arranger with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

Section 11.21 Electronic Execution.

This Agreement and any instrument, amendment, approval, consent, waiver, information, notice, certificate, request, statement, disclosure, authorization or other document related to this Agreement (each a “Document”), including Documents required to be in writing, may be in the form of an Electronic Record and may be signed, executed or delivered using Electronic Signatures. Each Loan Party agrees that any Electronic Signature on or associated with any Document shall be valid and binding on such Loan Party to the same extent as a manual, original signature, and that any Document entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Document may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same

Document. For the avoidance of doubt, the authorization under this Section 11.21 may include use or acceptance by the Administrative Agent and each holder of the Obligations of a manually signed paper Document which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Document converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each holder of the Obligations may, at its option, create one or more copies of any Document in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Documents in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, that, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent and each holder of the Obligations shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party without further verification and (b) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by such manually executed counterpart.

Section 11.22 Cashless Settlement.

Notwithstanding anything to the contrary in this Agreement, solely in connection with the amendment and restatement of the Existing Credit Agreement via this Agreement, any Lender may exchange, continue or rollover all or the portion of its Loans in connection with such refinancing, pursuant to a cashless settlement mechanism approved by the Company, the Administrative Agent and such Lender.

Section 11.23 Acknowledgement and Consent to Bail-In of Affected Financial Institutions.

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an Affected Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.

Section 11.24 ERISA Representation.

(a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and not, for the avoidance of doubt, to or for the benefit of the Company or any other Loan Party, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments, or this Agreement,

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b) In addition, unless Section 11.24(a)(i) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in Section 11.24(a)(iv), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and not, for the avoidance of doubt, to or for the benefit of the Company or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

Section 11.25 Acknowledgement Regarding Any Supported QFCs.

To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under such U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under such U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

Section 11.26 Appointment of Company.

Each Loan Party hereby appoints the Company to act as its agent for all purposes of this Agreement, the other Loan Documents and all other documents and electronic platforms entered into in connection herewith and agrees that (a) the Company may execute such documents and provide such authorizations on behalf of each Loan Party as the Company deems appropriate in its sole discretion and each Loan Party shall be obligated by all of the terms of any such document and/or authorization executed on its behalf, (b) any notice or communication delivered by the Administrative Agent, any L/C Issuer, or any Lender to the Company shall be deemed delivered to each Loan Party, and (c) the Administrative Agent, the L/C Issuers, or the Lenders may accept, and be permitted to rely on, any document, authorization, instrument or agreement executed by the Company on behalf of each of the Loan Parties.

Section 11.27 ENTIRE AGREEMENT.

THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[SIGNATURE PAGES OMITTED]

SCHEDULE 1.01(b)

Existing Letters of Credit

L/C No.	L/C Issuer	Beneficiary Name	Outstanding Amount	Issue Date	Expiration Date	Designation
T00000003027468	Bank of America, N.A.	[***]	14,000.00	10/30/13	7/31/22	USD
T00000003054499	Bank of America, N.A.	[***]	37,315,197.00	10/30/13	02/28/22	USD
T00000003061956	Bank of America, N.A.	[***]	37,610,146.00	10/30/13	02/28/22	USD
T00000003064701	Bank of America, N.A.	[***]	63,697,254.00	10/30/13	08/01/22	USD
T00000003096434	Bank of America, N.A.	[***]	41,500,000.00	10/30/13	9/29/22	USD
T00000003101584	Bank of America, N.A.	[***]	250,000.00	41577	01/01/22	USD
T00000003102077	Bank of America, N.A.	[***]	23,368.00	10/30/13	02/28/22	USD
T00000003102078	Bank of America, N.A.	[***]	164,006.00	10/30/13	03/11/22	USD
T00000003129297	Bank of America, N.A.	[***]	306,023.00	10/30/13	10/31/21	USD
T00000068013447	Bank of America, N.A.	[***]	833,000.00	10/30/13	06/30/22	USD
BMCH424853OS	Bank of Montreal Chicago, Illinois	[***]	1,579,966.03	12/31/13	11/20/21	USD
BMCH439341OS	Bank of Montreal Chicago, Illinois	[***]	49521823.67	8/21/14	11/06/21	USD
NZS611777	Wells Fargo Bank, N.A.	[***]	4,000,000.00	12/31/07	12/31/22	USD
IS000079494U	Wells Fargo Bank, N.A.	[***]	2,447,119.06	05/10/19	2/28/22	USD
IS000079497U	Wells Fargo Bank, N.A.	[***]	3,533,643.55	05/10/19	3/14/22	USD
IS000115655U	Wells Fargo Bank, N.A.	[***]	3,024,651.18	01/22/20	12/10/21	USD

SCHEDULE 2.01

Commitments and Pro Rata Shares

Lender	Revolving Commitment	Pro Rata Share of Revolving Commitment	Delayed Draw Term Loan Commitment	Pro Rata Share of Delayed Draw Term Loan Commitment
Bank of America, N.A.	$315,000,000.00	11.931818182%	$100,000,000.00	13.333333333%
Wells Fargo Bank, National Association	$315,000,000.00	11.931818182%	$100,000,000.00	13.333333333%
PNC Bank National Association	$285,000,000.00	10.795454545%	$75,000,000.00	10.000000000%
Truist Bank	$285,000,000.00	10.795454545%	$75,000,000.00	10.000000000%
JPMorgan Chase Bank, N.A.	$250,000,000.00	9.469696970%	$50,000,000.00	6.666666667%
Bank of Montreal	$175,000,000.00	6.628787879%	$50,000,000.00	6.666666667%
Banco Bilbao Vizcaya Argentaria, S.A. New York Branch	$150,000,000.00	5.681818182%	$50,000,000.00	6.666666667%
BNP Paribas	$150,000,000.00	5.681818182%	$50,000,000.00	6.666666667%
Citizens Bank, N.A.	$150,000,000.00	5.681818182%	$50,000,000.00	6.666666667%
MUFG Bank, LTD. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.)	$150,000,000.00	5.681818182%	$50,000,000.00	6.666666667%
HSBC Bank USA, National Association	$100,000,000.00	3.787878788%	$32,500,000.00	4.333333333%
U.S. Bank National Association	$100,000,000.00	3.787878788%	$32,500,000.00	4.333333333%
Canadian Imperial Bank of Commerce, New York Branch	$100,000,000.00	3.787878788%	$0.00	0.000000000%
Zions Bancorporation, N.A. (d/b/a Amegy Bank)	$60,000,000.00	2.272727272%	$20,000,000.00	2.666666666%
BOKF, NA (d/b/a Bank of Texas)	$55,000,000.00	2.083333333%	$15,000,000.00	2.000000000%

Total	$2,640,000,000.00	100.000000000%	$750,000,000.00	100.000000000%

SCHEDULE 2.03

L/C Commitments

L/C Issuer	L/C Commitment
Bank of America, N.A.	$600,000,000
PNC Bank, National Association	$400,000,000
Truist Bank	$400,000,000
Wells Fargo Bank, National Association	$400,000,000
Bank of Montreal	$250,000,000
BNP Paribas	$100,000,000

Exhibit A

[FORM OF] LOAN NOTICE

Date:             , 20

To:	Bank of America, N.A., as Administrative Agent

Re:

Fourth Amended and Restated Credit Agreement (as amended, modified, supplemented and extended from time to time, the “Credit Agreement”) dated as of December 18, 2015 among Quanta Services, Inc., a Delaware corporation (the “Company”), QSI Finance (Australia) Pty Ltd (ABN 40 164 312 047), a corporation incorporated under the laws of the Commonwealth of Australia (the “Australian FinanceCo Borrower”) QSI Finance II (Australia) Pty Ltd (ABN 21 168 351 022), a corporation incorporated under the laws of the Commonwealth of Australia (together with the Australian FinanceCo Borrower, the “Australian Borrowers” and each an “Australian Borrower”), QSI Finance X (Canada) ULC (the “Canadian Borrower”, and the Australian Borrowers and the Canadian Borrower, together with the Company, the “Borrowers” and each a “Borrower”), the Guarantor, the Lenders, Bank of America, N.A., as Administrative Agent, Domestic Swing Line Lender and a L/C Issuer, Bank of America, N.A. (Australia Branch), as Australian Swing Line Lender and Bank of America, N.A. (Canada Branch), as Canadian Swing Line Lender. Capitalized terms used but not otherwise defined herein have the meanings provided in the Credit Agreement.

Ladies and Gentlemen:

The undersigned hereby requests (select one):

☐   A Borrowing of [Revolving Loans][Incremental Term Loans][the Delayed Draw Term Loan]

☐   A conversion of [Base Rate Loans][LIBOR Rate Loans][Alternative Currency Daily Rate Loans][Alternative Currency Term Rate Loans]

☐   A continuation of [LIBOR Rate Loans][Alternative Currency Term Rate Loans]

1.	On , 20 (which is a Business Day).

2.	In the amount of $ .

3.	Comprised of (Type of Loan requested to be borrowed or to which existing Loans are to be converted).

4.	In the following currency:

5.	For LIBOR Rate Loans and Alternative Currency Term Rate Loans: with an Interest Period of month(s).

With respect to any Borrowing or any conversion or continuation requested herein, the undersigned Borrower hereby represents and warrants that (i) in the case of a Revolving Loan, such request complies with the requirements of the proviso to the first sentence of Section 2.01(a) of the Credit Agreement , (ii) in the case of a Credit Extension (other than the Delayed Draw Term Loan and the Acquisition Revolving Loan), each of the applicable conditions set forth in Section 5.02 of the Credit Agreement has been satisfied on and as of the date of such borrowing or such conversion or continuation and (iii) in the case of the Delayed Draw Term Loan and the Acquisition Revolving Loan, each of the applicable conditions set forth in Section 5.03 of the Credit Agreement have been satisfied on and as of the date of such borrowing.

[QUANTA SERVICES, INC., a Delaware corporation]

By:
Name:
Title:

[QSI FINANCE (AUSTRALIA) PTY LTD, a corporation incorporated under the laws of the Commonwealth of Australia]

By:
Name:
Title:

[QSI FINANCE II (AUSTRALIA) PTY LTD, a corporation incorporated under the laws of the Commonwealth of Australia]

By:
Name:
Title:

[QSI FINANCE X (CANADA) ULC, a British Columbia corporation]

By:
Name:
Title:

Exhibit B

[FORM OF] SWING LINE LOAN NOTICE

Date:             , 20

To:	Bank of America, N.A., as Swing Line Lender

Cc:	Bank of America, N.A., as Administrative Agent

Re:	Fourth Amended and Restated Credit Agreement (as amended, modified, supplemented and extended from time to time, the “Credit Agreement”) dated as of December 18, 2015 among Quanta Services, Inc., a Delaware corporation (the “Company”), QSI Finance (Australia) Pty Ltd (ABN 40 164 312 047), a corporation incorporated under the laws of the Commonwealth of Australia (the “Australian FinanceCo Borrower”), QSI Finance II (Australia) Pty Ltd (ABN 21 168 351 022), a corporation incorporated under the laws of the Commonwealth of Australia (together with the Australian FinanceCo Borrower, the “Australian Borrowers” and each an “Australian Borrower”), and QSI Finance X (Canada) ULC (the “Canadian Borrower”, and the Australian Borrowers and the Canadian Borrower, together with the Company, the “Borrowers” and each a “Borrower”), the Guarantor, the Lenders, Bank of America, N.A., as Administrative Agent, Domestic Swing Line Lender and an L/C Issuer, Bank of America, N.A. (Australia Branch), as Australian Swing Line Lender and Bank of America, N.A. (Canada Branch), as Canadian Swing Line Lender. Capitalized terms used but not otherwise defined herein have the meanings provided in the Credit Agreement.

Ladies and Gentlemen:

The undersigned hereby requests a Swing Line Loan:

1.	On , 20 (a Business Day).

2.	In the amount of $ .

3.	In the following currency: [1]

1	With respect to the Company, to be in Dollars; with respect to the Australian Borrowers, to be in Australian Dollars; and with respect to the Canadian Borrower, to be in Canadian Dollars.

With respect to such Borrowing of Swing Line Loans, the undersigned Borrower hereby represents and warrants that (i) such request complies with the requirements of the proviso to the first sentence of Section [2.04(a)(i)][2.04(a)(ii)][2.04(a)(iii)]2 of the Credit Agreement and (ii) each of the conditions set forth in Section 5.02 of the Credit Agreement have been satisfied on and as of the date of such Borrowing of Swing Line Loans.

[QUANTA SERVICES, INC., a Delaware corporation]

By:
Name:
Title:

[QSI FINANCE (AUSTRALIA) PTY LTD, a corporation incorporated under the laws of the Commonwealth of Australia]

By:
Name:
Title:

[QSI FINANCE II (AUSTRALIA) PTY LTD, a corporation incorporated under the laws of the Commonwealth of Australia]

By:
Name:
Title:

[QSI FINANCE X (CANADA) ULC, a British Columbia corporation]

By:
Name:
Title:

[2]	Reference should refer to Section 2.04(a)(i) for the Company, Section 2.04(a)(ii) for the Australian Borrowers and Section 2.04(a)(iii) for the Canadian Borrower.

Exhibit C-1

[FORM OF] REVOLVING NOTE

FOR VALUE RECEIVED, the undersigned Borrower (the “Borrower”), hereby promises to pay to                     or registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of each Revolving Loan from time to time made by the Lender to the Borrower under that certain Fourth Amended and Restated Credit Agreement (as amended, modified, supplemented and extended from time to time, the “Credit Agreement”) dated as of December 18, 2015 among Quanta Services, Inc., a Delaware corporation (the “Company”), QSI Finance (Australia) Pty Ltd (ABN 40 164 312 047), a corporation incorporated under the laws of the Commonwealth of Australia (the “Australian FinanceCo Borrower”), QSI Finance II (Australia) Pty Ltd (ABN 21 168 351 022), a corporation incorporated under the laws of the Commonwealth of Australia (together with the Australian FinanceCo Borrower, the “Australian Borrowers” and each an “Australian Borrower”), and QSI Finance X (Canada) ULC (the “Canadian Borrower”, and the Australian Borrowers and the Canadian Borrower, together with the Company, the “Borrowers”), the Guarantor, the Lenders, Bank of America, N.A., as Administrative Agent, Domestic Swing Line Lender and an L/C Issuer, Bank of America, N.A. (Australia Branch), as Australian Swing Line Lender and Bank of America, N.A. (Canada Branch), as Canadian Swing Line Lender. Capitalized terms used but not otherwise defined herein have the meanings provided in the Credit Agreement.

The undersigned Borrower promises to pay interest on the unpaid principal amount of each Revolving Loan from the date of such Revolving Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in the currency in which such Revolving Loan was denominated and in Same Day Funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

This Note is one of the Notes referred to in the Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. Upon the occurrence and continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement. Revolving Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount, currency and maturity of its Revolving Loans and payments with respect thereto.

The undersigned Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and nonpayment of this Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned Borrower has caused this Revolving Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

[QUANTA SERVICES, INC., a Delaware corporation]

By:
Name:
Title:

[QSI FINANCE (AUSTRALIA) PTY LTD, a corporation incorporated under the laws of the Commonwealth of Australia]

By:
Name:
Title:

[QSI FINANCE II (AUSTRALIA) PTY LTD, a corporation incorporated under the laws of the Commonwealth of Australia]

By:
Name:
Title:

[QSI FINANCE X (CANADA) ULC, a British Columbia corporation]

By:
Name:
Title:

Exhibit C-2

[FORM OF] DOMESTIC SWING LINE NOTE

FOR VALUE RECEIVED, the undersigned Borrower (the “Borrower”), hereby promises to pay to BANK OF AMERICA, N.A. or registered assigns (the “Domestic Swing Line Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of each Domestic Swing Line Loan from time to time made by the Domestic Swing Line Lender to the Borrower under that certain Fourth Amended and Restated Credit Agreement (as amended, modified, supplemented and extended from time to time, the “Credit Agreement”) dated as of December 18, 2015 among Quanta Services, Inc., a Delaware corporation (the “Company”), QSI Finance (Australia) Pty Ltd (ABN 40 164 312 047), a corporation incorporated under the laws of the Commonwealth of Australia (the “Australian FinanceCo Borrower”), QSI Finance II (Australia) Pty Ltd (ABN 21 168 351 022), a corporation incorporated under the laws of the Commonwealth of Australia (together with the Australian FinanceCo Borrower, the “Australian Borrowers” and each an “Australian Borrower”), and QSI Finance X (Canada) ULC (the “Canadian Borrower”, and the Australian Borrowers and the Canadian Borrower, together with the Company, the “Borrowers”), the Guarantor, the Lenders and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer. Capitalized terms used but not otherwise defined herein have the meanings provided in the Credit Agreement.

The undersigned Borrower promises to pay interest on the unpaid principal amount of each Domestic Swing Line Loan from the date of such Domestic Swing Line Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Domestic Swing Line Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

This Note is one of the Notes referred to in the Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. Upon the occurrence and continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement. Domestic Swing Line Loans made by the Domestic Swing Line Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Domestic Swing Line Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Domestic Swing Line Loans and payments with respect thereto.

The undersigned Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and nonpayment of this Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned Borrower has caused this Domestic Swing Line Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

QUANTA SERVICES, INC., a Delaware corporation

By:
Name:
Title:

Exhibit C-3

[FORM OF] AUSTRALIAN SWING LINE NOTE

FOR VALUE RECEIVED, the undersigned Borrower (the “Australian Borrower”), hereby promises to pay to BANK OF AMERICA, N.A. or registered assigns (the “Australian Swing Line Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of each Australian Swing Line Loan from time to time made by the Australian Swing Line Lender to the Australian Borrower under that certain Fourth Amended and Restated Credit Agreement (as amended, modified, supplemented and extended from time to time, the “Credit Agreement”) dated as of December 18, 2015 among Quanta Services, Inc., a Delaware corporation (the “Company”), QSI Finance (Australia) Pty Ltd (ABN 40 164 312 047), a corporation incorporated under the laws of the Commonwealth of Australia (the “Australian FinanceCo Borrower”), QSI Finance II (Australia) Pty Ltd (ABN 21 168 351 022), a corporation incorporated under the laws of the Commonwealth of Australia (together with the Australian FinanceCo Borrower, the “Australian Borrowers” and each an “Australian Borrower”), and QSI Finance X (Canada) ULC (the “Canadian Borrower”, and the Australian Borrowers and the Canadian Borrower, together with the Company, the “Borrowers”), the Guarantor, the Lenders, Bank of America, N.A., as Administrative Agent, Domestic Swing Line Lender and an L/C Issuer, Bank of America, N.A. (Australia Branch), as Australian Swing Line Lender and Bank of America, N.A. (Canada Branch), as Canadian Swing Line Lender. Capitalized terms used but not otherwise defined herein have the meanings provided in the Credit Agreement.

The Australian Borrower promises to pay interest on the unpaid principal amount of each Australian Swing Line Loan from the date of such Australian Swing Line Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Australian Swing Line Lender in Australian Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

This Note is one of the Notes referred to in the Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. Upon the occurrence and continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement. Australian Swing Line Loans made by the Australian Swing Line Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Australian Swing Line Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Australian Swing Line Loans and payments with respect thereto.

The Australian Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and nonpayment of this Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the Australian Borrower has caused this Australian Swing Line Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

[QSI FINANCE (AUSTRALIA) PTY LTD, a corporation incorporated under the laws of the Commonwealth of Australia]

By:
Name:
Title:

[QSI FINANCE II (AUSTRALIA) PTY LTD, a corporation incorporated under the laws of the Commonwealth of Australia]

By:
Name:
Title:

Exhibit C-4

[FORM OF] CANADIAN SWING LINE NOTE

FOR VALUE RECEIVED, the undersigned Borrower hereby promises to pay to BANK OF AMERICA, N.A. or registered assigns (the “Canadian Swing Line Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of each Canadian Swing Line Loan from time to time made by the Canadian Swing Line Lender to the Canadian Borrower under that certain Fourth Amended and Restated Credit Agreement (as amended, modified, supplemented and extended from time to time, the “Credit Agreement”) dated as of December 18, 2015 among Quanta Services, Inc., a Delaware corporation (the “Company”), QSI Finance (Australia) Pty Ltd (ABN 40 164 312 047), a corporation incorporated under the laws of the Commonwealth of Australia (the “Australian FinanceCo Borrower”), QSI Finance II (Australia) Pty Ltd (ABN 21 168 351 022), a corporation incorporated under the laws of the Commonwealth of Australia (together with the Australian FinanceCo Borrower, the “Australian Borrowers” and each an “Australian Borrower”), and QSI Finance X (Canada) ULC (the “Canadian Borrower”, and the Australian Borrowers and the Canadian Borrower, together with the Company, the “Borrowers”), the Guarantor, the Lenders, Bank of America, N.A., as Administrative Agent, Domestic Swing Line Lender and an L/C Issuer, Bank of America, N.A. (Australia Branch), as Australian Swing Line Lender and Bank of America, N.A. (Canada Branch), as Canadian Swing Line Lender. Capitalized terms used but not otherwise defined herein have the meanings provided in the Credit Agreement.

The Canadian Borrower promises to pay interest on the unpaid principal amount of each Canadian Swing Line Loan from the date of such Canadian Swing Line Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Canadian Swing Line Lender in Canadian Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

This Note is one of the Notes referred to in the Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. Upon the occurrence and continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement. Canadian Swing Line Loans made by the Canadian Swing Line Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Canadian Swing Line Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Canadian Swing Line Loans and payments with respect thereto.

The Canadian Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and nonpayment of this Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the Canadian Borrower has caused this Canadian Swing Line Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

QSI FINANCE X (CANADA) ULC, a British Columbia corporation

By:
Name:
Title:

EXHIBIT C-5

[FORM OF] INCREMENTAL TERM NOTE

FOR VALUE RECEIVED, the undersigned hereby promises to pay to                      or registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of all Incremental Term Loans made by the Lender to the undersigned under that certain Fourth Amended and Restated Credit Agreement (as amended, modified, supplemented and extended from time to time, the “Credit Agreement”) dated as of December 18, 2015 among Quanta Services, Inc., a Delaware corporation, the other Borrowers party thereto, the Guarantor, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, Domestic Swing Line Lender and a L/C Issuer, Bank of America, N.A. (Australia Branch), as Australian Swing Line Lender and Bank of America, N.A. (Canada Branch), as Canadian Swing Line Lender. Capitalized terms used but not otherwise defined herein have the meanings provided in the Credit Agreement.

The undersigned promises to pay interest on the unpaid principal amount of each Incremental Term Loan made by the Lender from the date of such Incremental Term Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars and in Same Day Funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

This Incremental Term Note is one of the Incremental Term Notes referred to in the Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. Upon the occurrence and continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Incremental Term Note shall become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement. Each Incremental Term Loan made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Incremental Term Note and endorse thereon the date, amount and maturity of each Incremental Term Loan made by the Lender and payments with respect thereto.

The undersigned, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and nonpayment of this Incremental Term Note.

THIS INCREMENTAL TERM NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[signature page follows]

IN WITNESS WHEREOF, the undersigned has caused this Incremental Term Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

QUANTA SERVICES, INC., a Delaware corporation

By:
Name:
Title:

EXHIBIT C-6

[FORM OF] DELAYED DRAW TERM LOAN NOTE

FOR VALUE RECEIVED, the undersigned hereby promises to pay to                      or registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of the Delayed Draw Term Loan made by the Lender to the undersigned under that certain Fourth Amended and Restated Credit Agreement (as amended, modified, supplemented and extended from time to time, the “Credit Agreement”) dated as of December 18, 2015 among Quanta Services, Inc., a Delaware corporation, the other Borrowers party thereto, the Guarantor, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, Domestic Swing Line Lender and a L/C Issuer, Bank of America, N.A. (Australia Branch), as Australian Swing Line Lender and Bank of America, N.A. (Canada Branch), as Canadian Swing Line Lender. Capitalized terms used but not otherwise defined herein have the meanings provided in the Credit Agreement.

The undersigned promises to pay interest on the unpaid principal amount of the Delayed Draw Term Loan made by the Lender from the date of the Delayed Draw Term Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars and in Same Day Funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

This Delayed Draw Term Loan Note is one of the Delayed Draw Term Loan Notes referred to in the Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. Upon the occurrence and continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Delayed Draw Term Loan Note shall become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement. The Delayed Draw Term Loan made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Delayed Draw Term Loan Note and endorse thereon the date, amount and maturity of the Delayed Draw Term Loan made by the Lender and payments with respect thereto.

The undersigned, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and nonpayment of this Delayed Draw Term Loan Note.

THIS DELAYED DRAW TERM LOAN NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[signature page follows]

IN WITNESS WHEREOF, the undersigned has caused this Delayed Draw Term Loan Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

QUANTA SERVICES, INC., a Delaware corporation

By:
Name:
Title:

Exhibit D

[FORM OF] COMPLIANCE CERTIFICATE3

Financial Statement Date:             , 20

To:	Bank of America, N.A., as Administrative Agent

Re:	Fourth Amended and Restated Credit Agreement (as amended, modified, supplemented and extended from time to time, the “Credit Agreement”) dated as of December 18, 2015 among Quanta Services, Inc., a Delaware corporation (the “Company”), QSI Finance (Australia) Pty Ltd (ABN 40 164 312 047), a corporation incorporated under the laws of the Commonwealth of Australia (the “Australian FinanceCo Borrower”), QSI Finance II (Australia) Pty Ltd (ABN 21 168 351 022), a corporation incorporated under the laws of the Commonwealth of Australia (together with the Australian FinanceCo Borrower, the “Australian Borrowers” and each an “Australian Borrower”), and QSI Finance X (Canada) ULC (the “Canadian Borrower”, and the Australian Borrowers and the Canadian Borrower, together with the Company, the “Borrowers”), the Guarantor, the Lenders, Bank of America, N.A., as Administrative Agent, Domestic Swing Line Lender and an L/C Issuer, Bank of America, N.A. (Australia Branch), as Australian Swing Line Lender and Bank of America, N.A. (Canada Branch), as Canadian Swing Line Lender. Capitalized terms used but not otherwise defined herein have the meanings provided in the Credit Agreement.

Ladies and Gentlemen:

The undersigned Responsible Officer hereby certifies as of the date hereof that [he/she] is the                      of the Company, and that, in [his/her] capacity as such, [he/she] is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Company, and that:

[Use following paragraph 1 for fiscal year-end financial statements:]

[1.    Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 7.01(a) of the Credit Agreement for the fiscal year of the Company ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.]

[Use following paragraph 1 for fiscal quarter-end financial statements:]

[1.    Attached hereto as Schedule 1 are the unaudited financial statements required by Section 7.01(b) of the Credit Agreement for the fiscal quarter of the Company ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the Company and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.]

2.    The undersigned has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made, a detailed review of the transactions and condition (financial or otherwise) of the Company during the accounting period covered by the attached financial statements.

3	This Compliance Certificate shall only be posted to Private side Lenders.

3.    A review of the activities of the Company during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Company performed and observed all its Obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned during such fiscal period, the Company performed and observed each covenant and condition of the Loan Documents applicable to it.]

[or:]

[the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4.    The representations and warranties of the Loan Parties contained in the Credit Agreement or any other Loan Document, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Credit Agreement, including the statements in connection with which this Compliance Certificate is delivered.

5.    The financial covenant analyses and information set forth on Schedule 2 hereto are true and accurate on and as of the date of this Certificate.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of             , 20    .

QUANTA SERVICES, INC., a Delaware corporation

By:
Name:
Title:

SCHEDULE 2

TO COMPLIANCE CERTIFICATE

1.	Consolidated Leverage Ratio

	(a)	Consolidated Funded Indebtedness	$

	(b)	100% of unrestricted cash and Cash Equivalents held by the Company and its Domestic Subsidiaries	$

	(c)	(i) 100% of the amount of unrestricted cash and Cash Equivalents held by Foreign Subsidiaries which would appear on a consolidated balance sheet of the Company and its Subsidiaries as of such date in an aggregate amount, but only the portion of such cash and Cash Equivalents to the extent not in excess of the principal amount of intercompany Indebtedness owed by Foreign Subsidiaries to the Company, provided that such intercompany Indebtedness could be repaid on a tax-free basis with such cash and Cash Equivalents (or proceeds thereof), plus (ii) 85% of the amount of any additional unrestricted cash and Cash Equivalents held by Foreign Subsidiaries which would appear on a consolidated balance sheet of the Company and its Subsidiaries as of such date, in an aggregate amount for this clause (c) in excess of $25,000,000	$

	(d)	[(b) + (c)]	$

	(e)	[(a) - (d)]	$

	(f)	Consolidated EBITDA
		[4(c) below]	$

	(g)	Consolidated Leverage Ratio [(e) / (f)]	:1.0

2.	Consolidated Interest Coverage Ratio

	(a)	Consolidated EBIT [3(e) below]	$

	(b)	Consolidated Interest Expense	$

	(c)	interest expense attributable to capitalized loan costs and fees paid in connection with issuance of letters of credit	$

	(d)	[(b) - (c)]	$

	(e)	Consolidated Interest Coverage Ratio [(a) / (d)]	:1.0

3.	Consolidated EBIT

	(a)	Consolidated Net Income	$

	(b)	Consolidated Interest Expense	$

	(c)	provision for taxes	$

	(d)	Non-Cash Charges	$

	(e)	Consolidated EBIT [(a) + (b) + (c) + (d)]	$

4.	Consolidated EBITDA

	(a)	Consolidated EBIT [3(e) above]	$

	(b)	depreciation and amortization	$

	(c)	Consolidated EBITDA [(a) + (b)]	$

Exhibit E

[FORM OF] ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein have the meanings provided in the Credit Agreement identified below, receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including, without limitation, Letters of Credit, Guarantees and Swing Line Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:	[and is an Affiliate/Approved Fund of [identify Lender]]

3.	Borrowers:	Quanta Services, Inc., a Delaware corporation (the “Company”), QSI Finance (Australia) Pty Ltd (ABN 40 164 312 047), a corporation incorporated under the laws of the Commonwealth of Australia (the “Australian FinanceCo Borrower”), QSI Finance II (Australia) Pty Ltd (ABN 21 168 351 022), a corporation incorporated under the laws of the Commonwealth of Australia (together with the Australian FinanceCo Borrower, the “Australian Borrowers” and each an “Australian Borrower”), and QSI Finance X (Canada) ULC (the “Canadian Borrower”)

4.	Administrative Agent:	Bank of America, N.A., as the administrative agent under the Credit Agreement

5.	Credit Agreement:	The Fourth Amended and Restated Credit Agreement (as amended, modified, supplemented and extended from time to time, the “Credit Agreement”) dated as of December 18, 2015 by and among the Borrowers, the Guarantor, the Lenders party thereto, Bank of America, N.A., as Administrative Agent, Domestic Swing Line Lender and an L/C Issuer, Bank of America, N.A. (Australia Branch), as Australian Swing Line Lender and Bank of America, N.A. (Canada Branch), as Canadian Swing Line Lender

6.	Assigned Interest:

Assignor[s][4]	Assignee[s][5]	Facility Assigned[6]	Aggregate Amount of Commitment/ Loans for all Lenders under such Facility[7]	Amount of Commitment/ Loans Assigned under such Facility	Percentage Assigned of Commitment/ Loans under such Facility[8]		CUSIP Number
			$	$		%
			$	$		%
			$	$		%

7.	Trade Date:	[9]

8.	Effective Date:	[10]

[signature pages follow]

4	List each Assignor, as appropriate.
5	List each Assignee and, if available, its market entity identifier, as appropriate.
6	Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment.
7

Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

8	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.
9	To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.
10	To be inserted by Administrative Agent and shall be the effective date of recordation of transfer in the register therefor.

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR:	[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE:	[NAME OF ASSIGNEE]

By:
Name:
Title:

[Consented to and][11] Accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

[Consented to:][12]

QUANTA SERVICES, INC.

By:
Name:
Title:

[Consented to:] [13]

BANK OF AMERICA, N.A., as Swing Line Lender

By:
Name:
Title:

[Consented to:] [14]

BANK OF AMERICA, N.A., as L/C Issuer

By:
Name:
Title:

11	To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.
12	To be added only if the consent of the Company is required by the terms of the Credit Agreement.
13	To be added only if the consent of the Swing Line Lender is required by the terms of the Credit Agreement.
14	To be added only if the consent of the L/C Issuers is required by the terms of the Credit Agreement.

[OTHER L/C ISSUERS]

By:
Name:
Title:

Annex 1 to Assignment and Assumption

STANDARD TERMS AND CONDITIONS

1.	Representations and Warranties.

1.1.    Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2.    Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. The Assignee represents and warrants as of the Effective Date to the Administrative Agent, the Arrangers and the respective Affiliates of each, and not, for the avoidance of doubt, for the benefit of the Company or any other Loan Party, that (a) the Assignee is not (i) an employee benefit plan subject to Title I of ERISA or (ii) a plan or account subject to Section 4975 of the Internal Revenue Code, (b) the assets of the Assignee do not constitute “plan assets” within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA, or (c) the Assignee is not a “governmental plan” within the meaning of ERISA.

2.    Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3.    General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

Exhibit F

[FORM OF] SOLVENCY CERTIFICATE

[            ], 20

This Solvency Certificate is delivered pursuant to Section 5.03(g) of that certain Fourth Amended and Restated Credit Agreement (as amended, modified, supplemented and extended from time to time, the “Credit Agreement”) dated as of December 18, 2015 among Quanta Services, Inc., a Delaware corporation (the “Company”), QSI Finance (Australia) Pty Ltd (ABN 40 164 312 047), a corporation incorporated under the laws of the Commonwealth of Australia (the “Australian FinanceCo Borrower”), QSI Finance II (Australia) Pty Ltd (ABN 21 168 351 022), a corporation incorporated under the laws of the Commonwealth of Australia (together with the Australian FinanceCo Borrower, the “Australian Borrowers” and each an “Australian Borrower”), and QSI Finance X (Canada) ULC (the “Canadian Borrower”, and the Australian Borrowers and the Canadian Borrower, together with the Company, the “Borrowers” and each a “Borrower”), the Guarantor, the Lenders, Bank of America, N.A., as Administrative Agent, Domestic Swing Line Lender and a L/C Issuer, Bank of America, N.A. (Australia Branch), as Australian Swing Line Lender and Bank of America, N.A. (Canada Branch), as Canadian Swing Line Lender. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The undersigned hereby certifies, solely in his capacity as an officer of the Company and not in his individual capacity, as follows:

1.

I am the Chief Financial Officer of the Company. I am familiar with the Transactions, and have reviewed the Credit Agreement, financial statements referred to in Section 7.01 of the Credit Agreement and such documents and made such investigation as I have deemed relevant for the purposes of this Solvency Certificate.

2.

As of the date hereof, immediately after giving effect to the consummation of the Transactions, on and as of such date (i) the fair value of the assets of the Company and its subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of the Company and its subsidiaries on a consolidated basis; (ii) the present fair saleable value of the property of the Company and its subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Company and its subsidiaries on a consolidated basis on their debts and other liabilities, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) the Company and its subsidiaries on a consolidated basis will be able to pay their debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) the Company and its subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted following the Acquisition Closing Date.

3.

As of the date hereof, immediately after giving effect to the consummation of the Transactions, the Company does not intend to, and the Company does not believe that it or any of its subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing and amounts of cash to be received by it or any such subsidiary and the timing and amounts of cash to be payable on or in respect of its debts or the debts of any such subsidiary.

This Solvency Certificate is being delivered by the undersigned officer only in his capacity as Chief Financial Officer of the Company and not individually and the undersigned shall have no personal liability to the Administrative Agent or the Lenders with respect thereto.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned has executed this Solvency Certificate on the date first written above.

QUANTA SERVICES, INC., a Delaware corporation

By:
Name:
Title: Chief Financial Officer

EXHIBIT G-1

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Fourth Amended and Restated Credit Agreement (as amended, modified, supplemented and extended from time to time, the “Credit Agreement”) dated as of December 18, 2015 among Quanta Services, Inc., a Delaware corporation (the “Company”), QSI Finance (Australia) Pty Ltd (ABN 40 164 312 047), a corporation incorporated under the laws of the Commonwealth of Australia (the “Australian FinanceCo Borrower”), QSI Finance II (Australia) Pty Ltd (ABN 21 168 351 022), a corporation incorporated under the laws of the Commonwealth of Australia (together with the Australian FinanceCo Borrower, the “Australian Borrowers” and each an “Australian Borrower”), and QSI Finance X (Canada) ULC (the “Canadian Borrower”, and the Australian Borrowers and the Canadian Borrower, together with the Company, the “Borrowers”), the Guarantor, the Lenders, Bank of America, N.A., as Administrative Agent, Domestic Swing Line Lender and an L/C Issuer, Bank of America, N.A. (Australia Branch), as Australian Swing Line Lender and Bank of America, N.A. (Canada Branch), as Canadian Swing Line Lender.

Pursuant to the provisions of Section 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) with respect to the extension of credit pursuant to the Credit Agreement or any other Loan Document, it is not a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) and 881(c)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Company with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Company and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Company and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date:              , 20

EXHIBIT G-2

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Fourth Amended and Restated Credit Agreement (as amended, modified, supplemented and extended from time to time, the “Credit Agreement”) dated as of December 18, 2015 among Quanta Services, Inc., a Delaware corporation (the “Company”), QSI Finance (Australia) Pty Ltd (ABN 40 164 312 047), a corporation incorporated under the laws of the Commonwealth of Australia (the “Australian FinanceCo Borrower”), QSI Finance II (Australia) Pty Ltd (ABN 21 168 351 022), a corporation incorporated under the laws of the Commonwealth of Australia (together with the Australian FinanceCo Borrower, the “Australian Borrowers” and each an “Australian Borrower”), and QSI Finance X (Canada) ULC (the “Canadian Borrower”, and the Australian Borrowers and the Canadian Borrower, together with the Company, the “Borrowers”), the Guarantor, the Lenders, Bank of America, N.A., as Administrative Agent, Domestic Swing Line Lender and an L/C Issuer, Bank of America, N.A. (Australia Branch), as Australian Swing Line Lender and Bank of America, N.A. (Canada Branch), as Canadian Swing Line Lender.

Pursuant to the provisions of Section 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) with respect to such participation, it is not a bank extending credit pursuant to a loan agreement entered into within the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) and 881(c)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date:             , 20

EXHIBIT G-3

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Fourth Amended and Restated Credit Agreement (as amended, modified, supplemented and extended from time to time, the “Credit Agreement”) dated as of December 18, 2015 among Quanta Services, Inc., a Delaware corporation (the “Company”), QSI Finance (Australia) Pty Ltd (ABN 40 164 312 047), a corporation incorporated under the laws of the Commonwealth of Australia (the “Australian FinanceCo Borrower”), QSI Finance II (Australia) Pty Ltd (ABN 21 168 351 022), a corporation incorporated under the laws of the Commonwealth of Australia (together with the Australian FinanceCo Borrower, the “Australian Borrowers” and each an “Australian Borrower”), and QSI Finance X (Canada) ULC (the “Canadian Borrower”, and the Australian Borrowers and the Canadian Borrower, together with the Company, the “Borrowers”), the Guarantor, the Lenders, Bank of America, N.A., as Administrative Agent, Domestic Swing Line Lender and an L/C Issuer, Bank of America, N.A. (Australia Branch), as Australian Swing Line Lender and Bank of America, N.A. (Canada Branch), as Canadian Swing Line Lender.

Pursuant to the provisions of Section 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) and 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by such forms as may be required from each of its partners/members that is claiming the portfolio interest exemption, including but not limited to: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date:              , 20

EXHIBIT G-4

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Fourth Amended and Restated Credit Agreement (as amended, modified, supplemented and extended from time to time, the “Credit Agreement”) dated as of December 18, 2015 among Quanta Services, Inc., a Delaware corporation (the “Company”), QSI Finance (Australia) Pty Ltd (ABN 40 164 312 047), a corporation incorporated under the laws of the Commonwealth of Australia (the “Australian FinanceCo Borrower”), QSI Finance II (Australia) Pty Ltd (ABN 21 168 351 022), a corporation incorporated under the laws of the Commonwealth of Australia (together with the Australian FinanceCo Borrower, the “Australian Borrowers” and each an “Australian Borrower”), and QSI Finance X (Canada) ULC (the “Canadian Borrower”, and the Australian Borrowers and the Canadian Borrower, together with the Company, the “Borrowers”), the Guarantor, the Lenders, Bank of America, N.A., as Administrative Agent, Domestic Swing Line Lender and an L/C Issuer, Bank of America, N.A. (Australia Branch), as Australian Swing Line Lender and Bank of America, N.A. (Canada Branch), as Canadian Swing Line Lender.

Pursuant to the provisions of Section 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) and 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Company with IRS Form W-8IMY accompanied by such forms as may be required from each of its partners/members that is claiming the portfolio interest exemption, including but not limited to: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Company and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Company and the Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date:             , 20

EXHIBIT H

[FORM OF] GUARANTEED PARTY DESIGNATION NOTICE

Date:             ,

To: Bank of America, N.A.,
as Administrative Agent

Ladies and Gentlemen:

THIS GUARANTEED PARTY DESIGNATION NOTICE (this “Designation Notice”) is made by                     , a                      corporation (the “[Treasury Management Bank/Swap Bank]”), to BANK OF AMERICA, N.A. (“Bank of America”), as administrative agent under the Credit Agreement referred to below (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”). All capitalized terms not defined herein shall have the meaning ascribed to them in the Credit Agreement.

W I T N E S S E T H :

WHEREAS, Quanta Services, Inc., a Delaware corporation (the “Company”), QSI Finance (Australia) Pty Ltd (ABN 40 164 312 047), a corporation incorporated under the laws of the Commonwealth of Australia (the “Australian FinanceCo Borrower”), QSI Finance II (Australia) Pty Ltd (ABN 21 168 351 022), a corporation incorporated under the laws of the Commonwealth of Australia (together with the Australian FinanceCo Borrower, the “Australian Borrowers” and each an “Australian Borrower”), and QSI Finance X (Canada) ULC (the “Canadian Borrower”, and the Australian Borrowers and the Canadian Borrower, together with the Company, the “Borrowers”), the Guarantor, the Lenders and the Administrative Agent have entered into that Fourth Amended and Restated Credit Agreement, dated as of December 18, 2015 (as amended, modified, supplemented and extended from time to time, the “Credit Agreement”) pursuant to which certain loans and financial accommodations have been made to the Borrowers;

WHEREAS, in connection with the Credit Agreement, the Company has agreed to act as the Guarantor with respect to (a) Obligations under any Swap Contract between any Loan Party or any Domestic Subsidiary (other than any Fund Entity) and any Swap Bank, (b) Obligations under any Treasury Management Agreement between any Loan Party or any Domestic Subsidiary (other than any Fund Entity) and any Treasury Management Bank, (c) any Swap Obligation of a Specified Loan Party (determined before giving effect to Sections 4.01 and 4.07 of the Credit Agreement) under the Guaranty, and (d) Obligations of the Foreign Borrowers, which guarantee is in favor of certain holders of the Obligations (the “Guaranteed Parties”);

WHEREAS, in connection with the Credit Agreement, a Person that is a Lender or an Affiliate at a specified time is permitted to designate its [Treasury Management Agreement/Swap Contract] as a [“Guaranteed Treasury Management Agreement”/“Guaranteed Swap Agreement”] under the Credit Agreement;

WHEREAS, the Credit Agreement requires that such Person deliver this Designation Notice to the Administrative Agent; and

WHEREAS, the undersigned has agreed to execute and deliver this Designation Notice in order to become a [Treasury Management Bank/Swap Bank] and Guaranteed Party under the Credit Agreement and the other Loan Documents.

1.    Designation. [                    ] hereby designates (x) itself as a [Treasury Management Bank/Swap Bank] under the Credit Agreement and (y) the [Treasury Management Agreement/Swap Contract] described on Schedule 1 hereto to be a “[Guaranteed Treasury Management Agreement/Guaranteed Swap Agreement]” and hereby represents and warrants to the Administrative Agent that such [Treasury Management Agreement/Swap Contract] satisfies all the requirements under the Loan Documents to be so designated including that such [Treasury Management Bank/Swap Bank] was a Lender or Affiliate of a Lender at the time such [Treasury Management Agreement/Swap Contract] was entered into. By executing and delivering this Designation Notice, the [Treasury Management Bank/Swap Bank], as provided in the Credit Agreement, hereby agrees to be bound by all of the provisions of the Loan Documents which are applicable to it as a [Treasury Management Bank/Swap Bank] or a Guaranteed Party thereunder and hereby (a) confirms that it has received a copy of the Loan Documents and such other documents and information as it has deemed appropriate to make its own decision to enter into this Designation Notice, (b) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto, and (c) agrees that it will be bound by the provisions of the Loan Documents and will perform in accordance with its terms all the obligations which by the terms of the Loan Documents are required to be performed by it as a [Treasury Management Bank/Swap Bank] or Guaranteed Party. Without limiting the foregoing, the [Treasury Management Bank/Swap Bank] agrees to indemnify the Administrative Agent as contemplated by Section 11.04 of the Credit Agreement with respect to any breach by it of the Loan Documents and, with respect to all other matters covered by Section 11.04 of the Credit Agreement, agrees to undertake a portion of the liability of the Guaranteed Parties thereunder (without relieving the Guaranteed Parties of their obligations) determined based on net termination liability (if any) of the Loan Party to the [Treasury Management Bank/Swap Bank] under the applicable [Guaranteed Treasury Management Agreement/Guaranteed Swap Agreement] in lieu of the aggregate exposure.

2.    The address and facsimile number for notices to the undersigned pursuant to the Credit Agreement is as follows:

[set forth address and facsimile number for notices]

3.    GOVERNING LAW. THIS DESIGNATION NOTICE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the undersigned has caused this Designation Notice to be duly executed and delivered as of the date first above written.

[TREASURY MANAGEMENT BANK/SWAP BANK]
a

By:
Name:
Title:

EXHIBIT I

[FORM OF] NOTICE OF LOAN PREPAYMENT

Date:             , 201

To:	Bank of America, N.A., as Administrative Agent

Re:

Fourth Amended and Restated Credit Agreement (as amended, modified, supplemented and extended from time to time, the “Credit Agreement”) dated as of December 18, 2015 among Quanta Services, Inc., a Delaware corporation (the “Company”), QSI Finance (Australia) Pty Ltd (ABN 40 164 312 047), a corporation incorporated under the laws of the Commonwealth of Australia (the “Australian FinanceCo Borrower”), QSI Finance II (Australia) Pty Ltd (ABN 21 168 351 022), a corporation incorporated under the laws of the Commonwealth of Australia (together with the Australian FinanceCo Borrower, the “Australian Borrowers” and each an “Australian Borrower”), and QSI Finance X (Canada) ULC (the “Canadian Borrower”, and the Australian Borrowers and the Canadian Borrower, together with the Company, the “Borrowers”), the Guarantor, the Lenders, Bank of America, N.A., as Administrative Agent, Domestic Swing Line Lender and an L/C Issuer, Bank of America, N.A. (Australia Branch), as Australian Swing Line Lender and Bank of America, N.A. (Canada Branch), as Canadian Swing Line Lender. Capitalized terms used but not otherwise defined herein have the meanings provided in the Credit Agreement.

Ladies and Gentlemen:

The undersigned Borrower hereby notifies the Administrative Agent that on                     15 pursuant to the terms of Section 2.05 of the Credit Agreement, the undersigned Borrower intends to prepay/repay the following Loans as more specifically set forth below:

☐   Optional prepayment16 of [Revolving Loans][Delayed Draw Term Loan][Incremental Term Loans] in the following amount(s):

☐   LIBOR Rate Loans:

Applicable Interest Period:

☐   Alternative Currency Daily Rate Loans:

☐   Alternative Currency Term Rate Loans:

15	Specify date of such prepayment.
16

Any prepayment of (i) LIBOR Rate Loans shall be in a minimum principal amount of $2,000,000 or a whole multiple of $1,000,000 in excess thereof (or if less, the entire principal amount thereof outstanding), (ii) Loans denominated in Canadian dollars shall be in a minimum principal amount of C$2,000,000 or a whole multiple of C$1,000,000 in excess thereof (or if less, the entire principal amount thereof outstanding), (iii) Loans denominated in Australian dollars shall be in a minimum principal amount of A$2,000,000 or a whole multiple of A$1,000,000 in excess thereof (or if less, the entire principal amount thereof outstanding) and (iv) Loans denominated in any other Alternative Currency, the whole multiple of 1,000 units of such Alternative Currency that is nearest to the Alternative Currency Equivalent of $2,000,000 in such Alternative Currency, as reasonably determined by the Company, or a whole multiple of 1,000 units of such Alternative Currency that is nearest to the Alternative Currency Equivalent of $1,000,000 in such Alternative Currency, as reasonably determined by the Company, in excess thereof (or, if less, the entire principal amount thereof then outstanding).

Applicable Interest Period:

☐   Base Rate Loans: $                     17

☐   Optional prepayment of Swing Line Loans in the following amount:

$                    18

Delivery of an executed counterpart of a signature page of this notice by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this notice.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

17	Any prepayment of Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 (or if less, the entire principal amount thereof outstanding).
18	Any prepayment of Swing Line Loans shall be in a principal amount of $250,000 or a whole multiple of $100,000 in excess thereof (or if less, the entire principal amount thereof outstanding).

[QUANTA SERVICES, INC., a Delaware corporation]

By:
Name:
Title:

[QSI FINANCE (AUSTRALIA) PTY LTD, a corporation incorporated under the laws of the Commonwealth of Australia]

By:
Name:
Title:

[QSI FINANCE II (AUSTRALIA) PTY LTD, a corporation incorporated under the laws of the Commonwealth of Australia]

By:
Name:
Title:

[QSI FINANCE X (CANADA) ULC, a British Columbia corporation]

By:
Name:
Title: